SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐
Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Cray Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box)

☐	No fee required.

☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies: Common stock, $0.01 par value, of Cray Inc.
(2)
Aggregate number of securities to which transaction applies:

As of May 31, 2019, (a) 41,305,776 shares of common stock issued and outstanding (which includes restricted shares that will be cashed out), (b) 1,279,628 shares of common stock issuable upon exercise of options to purchase shares of common stock with an exercise price less than $35.00 per share that will be cashed out, (c) 317,947 shares of common stock issuable upon exercise of options to purchase shares of common stock with an exercise price less than $35.00 per share that will be converted into options to acquire common stock of Hewlett Packard Enterprise Company (“HPE”), (d) 991,894 shares of common stock issuable upon settlement of time-based restricted stock units (“RSU awards”) that will be converted into restricted stock units for common stock of HPE and (e) 482,485 shares of common stock issuable upon settlement of performance-based restricted stock units (“PSU awards”) that will be converted into restricted stock units for common stock of HPE.

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

The filing fee was determined based on the sum of (a) 41,305,776 shares of common stock issued and outstanding (which includes restricted shares that will be cashed out) multiplied by $35.00, (b) 1,279,628 shares of common stock issuable upon exercise of options to purchase shares of common stock with an exercise price less than $35.00 per share that will be cashed out multiplied by $15.27 (which is the difference between $35.00 per share and the weighted average exercise price per share of such options), (c) 317,947 shares of common stock issuable upon exercise of options to purchase shares of common stock with an exercise price less than $35.00 per share that will be converted into options to acquire common stock of HPE multiplied by $11.52 (which is the difference between $35.00 per share and the weighted average exercise price per share of such options) (d) 991,894 shares of common stock issuable upon settlement of RSU awards that will be converted into restricted stock units for HPE’s common stock multiplied by $35.00 and (e) 482,485 shares of common stock issuable upon settlement of PSU awards that will be converted into restricted stock units for HPE’s common stock multiplied by $35.00.

	(4)	Proposed maximum aggregate value of transaction: $1,512,064,606.50
	(5)	Total fee paid: $302,412.93

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Cray Inc.
901 Fifth Avenue, Suite 1000
Seattle, Washington 98164
                  , 2019
Dear Cray Inc. Shareholder:

You are cordially invited to attend a special meeting of shareholders of Cray Inc. (“Cray” or “we,” “us” or “our”) to be held on , 2019           , Pacific Time, at the office of Fenwick & West LLP located at 1191 Second Avenue, 10th Floor, Seattle, Washington 98101.
At the special meeting, you will be asked to consider and vote upon a proposal to approve an agreement and plan of merger (“Merger Agreement”) by and among Hewlett Packard Enterprise Company, a Delaware corporation (“HPE”), Canopy Merger Sub, Inc., a Washington corporation and wholly owned subsidiary of HPE, and Cray.
If the Merger Agreement is approved and the merger is completed, Cray will become a wholly owned subsidiary of HPE and each share of Cray common stock that you own as of the effective time of the merger will be converted into the right to receive $35.00 in cash, without interest and less any withholding taxes required by applicable law (unless you have properly demanded your statutory dissenters’ rights with respect to the merger).
Our board of directors (“Board”) considered a number of factors in evaluating the terms of the Merger Agreement. Based on its review, our Board unanimously determined that the terms and conditions of the merger and the Merger Agreement are advisable, fair to and in the best interests of Cray and our shareholders. Accordingly, our Board has unanimously approved the Merger Agreement, the merger and the other transactions contemplated by the Merger Agreement, and unanimously recommends that you vote “FOR” the approval of the Merger Agreement.
The enclosed proxy statement provides detailed information about the special meeting, the Merger Agreement, and the merger. A copy of the Merger Agreement is attached as Annex A to the proxy statement. We encourage you to read the proxy statement carefully in its entirety. The proxy statement is dated          , 2019, and is first being mailed to Cray shareholders on or about          .
Your vote is very important, regardless of the number of shares you own. The proposal to approve the Merger Agreement must be approved by the holders of not less than a majority of the outstanding shares of Cray common stock on the record date. Only shareholders who owned shares of Cray common stock at the close of business on , 2019, the record date for the special meeting, will be entitled to vote at the special meeting.
To vote your shares, you may return your proxy card, submit a proxy via the Internet or by telephone, as specified in the Internet and telephone voting instructions contained in the proxy statement, or attend the special meeting and vote in person. If your shares are held in the name of a brokerage firm, bank, trust, or other nominee, you must instruct the brokerage firm, bank, trust, or other nominee how to vote your shares or obtain a proxy, executed in your favor, from that record holder in order to vote at the special meeting. Even if you plan to attend the special meeting, we urge you to promptly submit a proxy for your shares via the Internet or by telephone or by completing, signing, dating, and returning the enclosed proxy card.
If you fail to return your proxy, attend the special meeting and vote in person, or give voting instructions to your brokerage firm, bank, trust, or other nominee, then your shares will not be counted for determining whether a quorum is present at the special meeting and your decision not to respond will have the same effect as if you voted “AGAINST” the approval of the Merger Agreement.
If you attend the special meeting and wish to vote in person, you may revoke your proxy and vote in person.
We look forward to seeing you. Thank you for your ongoing support of and interest in Cray.
Sincerely,

Peter J. Ungaro
President and Chief Executive Officer
Seattle, Washington
          , 2019

PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION

Cray Inc.
901 Fifth Avenue, Suite 1000
Seattle, Washington 98164
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
To the Shareholders of Cray Inc.:
Cray Inc. (“Cray” or “we,” “us” or “our”) will hold a special meeting of shareholders at the office of Fenwick & West LLP located at 1191 Second Avenue, 10th Floor, Seattle, Washington 98101, at                 , Pacific Time, on , 2019, to consider and vote upon the following proposals:

1.
To approve the Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 16, 2019, by and among Hewlett Packard Enterprise Company, a Delaware corporation (“HPE”), Canopy Merger Sub, Inc., a Washington corporation and wholly owned subsidiary of HPE (“Merger Sub”), and Cray, as such agreement may be amended from time to time;

2.
To approve, on a non-binding advisory basis, certain compensation that may be paid or become payable to our named executive officers in connection with the merger (the “advisory compensation proposal”); and

3.
To approve the adjournment of the special meeting to a later date if our board of directors (“Board”) determines that it is necessary or appropriate, and is permitted by the Merger Agreement, to solicit additional proxies if there is not a quorum present or there are not sufficient votes in favor of the approval of the Merger Agreement at the time of the special meeting (the “adjournment proposal”).

Only record holders of Cray common stock at the close of business on , 2019, are entitled to receive notice of, and will be entitled to vote at, the special meeting, including any adjournments or postponements of the special meeting. Your vote is important, regardless of the number of shares of Cray common stock you own.
The affirmative vote of the holders of not less than a majority of the outstanding shares of Cray common stock on the record date is required to approve the Merger Agreement. Approval of the advisory compensation proposal and the adjournment proposal require the votes cast “FOR” such proposal to exceed the number of votes cast “AGAINST” such proposal.
In the event that a quorum is not present in person or represented by proxy at the special meeting, a majority of the shareholders present in person or represented by proxy may adjourn the meeting until a quorum is present. In the event that a quorum is not present in person or represented by proxy at the special meeting and the adjournment proposal fails, our Board may set a new record date and meeting date for a special meeting to consider the Merger Agreement, the advisory compensation proposal and the adjournment proposal in accordance with the Merger Agreement.
If the merger is completed, our shareholders who (i) do not vote in favor of the approval of the Merger Agreement or consent thereto in writing and (ii) exercise dissenters’ rights when and in the manner required under Chapter 23B.13 of the Washington Business Corporation Act (“WBCA”) may be entitled to the payment of the fair value of their shares under the applicable provisions of Chapter 23B.13 of the WBCA.
For a more detailed discussion of your dissenter’s rights, see “The Merger—Dissenters’ Rights” beginning on page 38 of this proxy statement and Annex C to this proxy statement.
You are cordially invited to attend the special meeting in person. Whether or not you expect to attend the special meeting, please complete, date, sign and return the enclosed proxy card, or vote via the Internet or by telephone, as instructed in these materials as promptly as possible in order to ensure your representation at the special meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the special meeting, as you may revoke your earlier vote if you don’t hold your shares through Cray’s 401(k) Plan account. Please note, however, that if your shares are held in the name of your brokerage firm, bank, trust or other nominee and you wish to vote at the special meeting, you must instruct the brokerage firm, bank, trust or other nominee how to vote your shares or obtain a proxy issued in your name from that record holder.
If you sign, date and return your proxy card or submit a proxy via the Internet or by telephone without indicating how you wish to vote, your proxy will be voted “FOR” the approval of the Merger Agreement, “FOR” the advisory compensation proposal and “FOR” the adjournment proposal, in accordance with the recommendation of our Board. If you do attend the special meeting and wish to vote in person, you may revoke your proxy and vote in person. You may revoke your proxy in the manner described in the enclosed proxy statement at any time before it has been voted at the special meeting.

Our Board unanimously recommends that you vote “FOR” approval of the Merger Agreement, “FOR” the advisory compensation proposal and “FOR” the adjournment proposal.
The merger is described in the accompanying proxy statement, which we urge you to read carefully. A copy of the Merger Agreement is attached as Annex A to this proxy statement. If you have any questions or need assistance in voting your shares of our common stock, please contact our proxy solicitor, MacKenzie Partners, Inc., via telephone toll-free at (800) 322-2885 or via email at cray@mackenziepartners.com.

By Order of the Board of Directors,

Peter J. Ungaro
President and Chief Executive Officer
Seattle, Washington
, 2019

YOUR VOTE IS IMPORTANT
Your vote is very important, regardless of the number of shares you own. Whether or not you expect to attend the special meeting, please complete, date, sign and return the enclosed proxy card, or vote via the Internet or by telephone as instructed in these materials, as promptly as possible in order to ensure your representation at the special meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the special meeting.
If you fail to submit your proxy via Internet or telephone, return your proxy card, attend the special meeting and vote in person, or give voting instructions to your brokerage firm, bank, trust or other nominee, then your shares will not be counted for determining whether a quorum is present at the special meeting and your decision not to respond will have the same effect as if you voted “AGAINST” the approval of the Merger Agreement.
Please note, however, that if your shares are held of record by a brokerage firm, bank, trust or other nominee and you wish to vote at the special meeting, you must instruct the brokerage firm, bank, trust or other nominee how to vote your shares or obtain a proxy issued in your name from that record holder.

REFERENCES FOR ADDITIONAL INFORMATION
If you have any questions about this proxy statement, the special meeting, the merger or need assistance with voting procedures, you should contact:
Cray Inc.
901 Fifth Avenue, Suite 1000
Seattle, Washington 98164
Attn: Corporate Secretary
or
MacKenzie Partners, Inc.1407 Broadway, 27th Floor
New York, New York 10018
(212) 929-5500
or
Call Toll-Free (800) 322-2885
Email: cray@mackenziepartners.com

CRAY INC.
PROXY STATEMENT

i

ii

WHERE YOU CAN FIND MORE INFORMATION	66

INCORPORATION BY REFERENCE	67

MISCELLANEOUS	68

ANNEX A - Merger Agreement	A-1

ANNEX B - Financial Opinion	B-1

ANNEX C - WBCA Chapter 23B.13	C-1

PROXY CARD	C-6

iii

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER
The following Q&A is intended to address some commonly asked questions about the special meeting of shareholders and the merger. These questions and answers may not address all questions that may be important to you as a Cray shareholder. We urge you to read carefully the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents we refer to in this proxy statement.

Q:	Why am I receiving this proxy statement?

A:
You are receiving this proxy statement because you were a Cray shareholder as of , 2019, the record date for the special meeting. To complete the merger, shareholders holding a majority of the shares of Cray common stock outstanding as of , 2019, the record date for the special meeting, must vote to approve the Merger Agreement. A copy of the Merger Agreement is attached as Annex A to this proxy statement.

You are being solicited to vote in favor of the proposal to approve the Merger Agreement and to approve the advisory compensation and adjournment proposals to be voted on at the special meeting.
The Merger

Q:	What will happen to my Cray common stock as a result of the merger?

A:
If the merger is completed, each share of Cray common stock that you hold at the effective time of the merger (”Effective Time”) will be converted into the right to receive $35.00 in cash, without interest, less any withholding taxes required by applicable law. This does not apply to shares of Cray common stock held by any Cray shareholders who have properly exercised their dissenters’ rights under the WBCA. See “The Merger—Dissenters’ Rights” beginning on page 38 of this proxy statement.

Q:	What will happen to Cray generally as a result of the merger?

A:
If the merger is completed, Cray will cease to be an independent public company and will be a company wholly owned by HPE. As a result, you will no longer have any ownership interest in Cray. Upon completion of the merger, shares of Cray common stock will no longer be listed on any stock exchange or quotation system, including The Nasdaq Global Select Market. In addition, following the completion of the merger, the registration of Cray common stock and our reporting obligations under the Securities Exchange Act of 1934, as amended (“Exchange Act”), will be terminated.

Q:	What are the U.S. federal income tax consequences of the merger to me?

A:
The receipt of cash in exchange for shares of Cray common stock pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. Generally, you will recognize gain or loss equal to the difference, if any, between the amount of cash you receive and the adjusted tax basis of your shares of Cray common stock. If you are a U.S. holder (as such term is defined below under “The Merger—Certain U.S. Federal Income Tax Consequences of the Merger” beginning on page 41 of this proxy statement), you generally will be subject to U.S. federal income tax on any gain recognized in connection with the merger. If you are a non-U.S. holder (as such term is defined below under “The Merger—Certain U.S. Federal Income Tax Consequences of the Merger” beginning on page 41 of this proxy statement), you generally will not be subject to U.S. federal income tax on any gain recognized in connection with the merger unless you have certain connections to the United States. The tax consequences of the merger to you will depend on your particular circumstances, and you should consult your own tax advisors to determine how the merger will affect you. For a more detailed summary of the U.S. federal income tax consequences of the merger, see “The Merger—Certain U.S. Federal Income Tax Consequences of the Merger” beginning on page 41 of this proxy statement.

Q:	Am I entitled to dissenters’ rights in connection with the merger?

A:
You may dissent from the merger and obtain payment of the “fair value” (as defined in Section 23B.13.010 of the WBCA) of your common stock if you follow the procedures prescribed by the WCBA. Failure to strictly comply with these procedures may result in your waiver of, or inability to exercise, your dissenters’ rights. For more information regarding dissenters’ rights, see “The Merger—Dissenters’ Rights” beginning on page 38 of this proxy statement.

A copy of the full text of Chapter 23B.13 of the WBCA is included as Annex C to this proxy statement. The “fair value” of your stock (as defined in Section 23B.13.010 of the WCBA) may be more or less than the merger consideration.

Q:	When do you expect the merger to be completed?

A:
We are working toward completing the merger as quickly as possible; however, the merger is subject to various closing conditions, including, among others, Cray shareholder approval, the expiration or earlier termination of the required waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR Act”), and obtaining certain foreign antitrust approvals. We cannot assure you that all conditions to the merger will be satisfied or, if satisfied, the date by which they will be satisfied.

Q:	When will I receive the merger consideration for my shares of Cray common stock?

A:
After the merger is completed, you will receive written instructions, including a letter of transmittal, that explain how to exchange your shares for the merger consideration payable in the merger. When you properly return and complete the required documentation described in the written instructions, you will receive from the payment agent a payment of the cash consideration for your shares.

The Special Meeting

Q:	When and where will the special meeting of shareholders be held?

A:	The special meeting of Cray shareholders will be held at the office of Fenwick & West LLP located at 1191 Second Avenue, 10th Floor, Seattle, Washington 98101 at , Pacific Time, on , 2019.

Q:	What are the proposals that will be voted on at the special meeting?

A:
You will be asked to consider and vote on (i) a proposal to approve the Merger Agreement; (ii) a proposal to approve, on a non-binding advisory basis, certain compensation that may be paid or become payable to our named executive officers in connection with the merger ; and (iii) a proposal to adjourn the special meeting to a later date if our Board determines that it is necessary or appropriate, and is permitted by the Merger Agreement, to solicit additional proxies if there is not a quorum present or there are not sufficient votes in favor of the approval of the Merger Agreement at the time of the special meeting .

Q:	How does our Board recommend that I vote on the proposals?

A:
Our Board unanimously approved the Merger Agreement and determined that the merger and the other transactions contemplated by the Merger Agreement are advisable, fair to and in the best interests of Cray and our shareholders and unanimously recommends that you vote:

•	“FOR” the proposal to approve the Merger Agreement;

•	“FOR” the advisory compensation proposal; and

•	“FOR” the adjournment proposal.
See “The Merger—Recommendation of Our Board and Reasons for the Merger” beginning on page 21 of this proxy statement.

Q:	Who is entitled to attend and vote at the special meeting?

A:
The record date for the special meeting is , 2019. If you own shares of Cray common stock as of the close of business on the record date, you are entitled to notice of, and to vote at, the special meeting or any adjournment thereof. As of the record date, there were approximately          shares of Cray common stock issued and outstanding held collectively by approximately          shareholders of record.

Q:	How many votes are required to approve the Merger Agreement?

A:
Under Washington law and our Restated Articles of Incorporation, approval of the Merger Agreement requires the affirmative vote of the holders of not less than a majority of the outstanding shares of Cray common stock entitled to vote on the Merger Agreement.

If you abstain from voting, fail to cast your vote, in person or by proxy, or fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have the same effect as a vote “AGAINST” the proposal to approve the Merger Agreement.

Q:	How many votes are required to approve the advisory compensation proposal?

A:
In accordance with Section 14A of the Exchange Act and the applicable rules promulgated thereunder by the Securities and Exchange Commission (the “SEC”), shareholders have the opportunity to cast a non-binding, advisory vote to approve certain compensation that may be paid or become payable to our named executive officers in connection with the merger, as described in the table “Quantification of Potential Payments and Benefits to Our Named Executive Officers” table on page 36 of this proxy statement, including the footnotes to the table and related narrative discussion beginning on page 36 of this proxy statement. The vote to approve such compensation to our named executive officers is advisory and therefore will not be binding on Cray or HPE, nor will it overrule any prior decision or require our Board (or any committee of our Board) to take any action. Accordingly, if our shareholders approve the Merger Agreement and the merger is completed, the compensation will be or may become payable to our named executive officers in accordance with the terms of their compensation agreements and arrangements, regardless of whether our shareholders approve the advisory compensation proposal.

The proposal will be approved if the votes cast “FOR” such proposal by the shareholders exceed the number of votes cast “AGAINST” such proposal at the special meeting.
If you abstain from voting, fail to cast your vote, in person or by proxy, or fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have no effect on the vote for the advisory compensation proposal, provided that a quorum is present in person or represented by proxy at the special meeting.

Q:	How many votes are required to approve the adjournment proposal?

A:	In order for the adjournment proposal to be approved, the votes cast “FOR” such proposal by the shareholders must exceed the votes cast “AGAINST” such proposal.
If you abstain from voting, fail to cast your vote in person or by proxy, or fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have no effect on the vote for the adjournment proposal (even if less than a quorum).

Q:	How are votes counted? Why is my vote important? What happens if I abstain?

A:	If you do not submit a proxy or voting instructions or vote in person at the special meeting, it will be more difficult for us to obtain the necessary quorum to hold the special meeting.
Votes will be counted by the inspector of election appointed for the special meeting, who will separately count “FOR” and “AGAINST” votes and abstentions.
If you abstain from voting, fail to cast your vote, in person or by proxy, or fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have the same effect as a vote against the proposal to approve the Merger Agreement.
If you fail to cast your vote, in person or by proxy, or fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have no effect on the advisory compensation proposal or the adjournment proposal, provided that a quorum is present in person or represented by proxy at the special meeting.

Q:	Do any of our directors or executive officers have interests in the merger that may differ from those of our shareholders?

A:
In considering the recommendation of our Board with respect to the Merger Agreement, you should be aware that our directors and executive officers have potential interests in the merger that may be different from, or in addition to, those of our shareholders generally. These interests may create potential conflicts of interest. Our Board was aware that these interests existed and considered them, among other matters, when it approved the Merger Agreement and made its recommendation that our shareholders approve the Merger Agreement. See “The Merger—Interests of Our Directors and Executive Officers in the Merger” beginning on page 33 of this proxy statement.

Q:	What do I need to do now?

A:
After carefully reading and considering the information contained in this proxy statement, including the annexes and the other documents referred to in this proxy statement, please vote your shares in one of the manners described below. You have one vote for each share of Cray common stock you own as of the record date.

Q:	How do I vote if I am a shareholder of record?

A:	You may vote:

•	by following the Internet voting instructions printed on your proxy card;

•	by following the telephone voting instructions printed on your proxy card;

•	by completing, signing and dating each proxy card you receive and returning it in the enclosed postage-paid envelope; or

•	by appearing and casting your vote in person at the special meeting.
If you are voting via the Internet or by telephone, your voting instructions must be received by the date and time indicated on the applicable proxy card(s).
Voting via the Internet, by telephone or by mailing in your proxy card will not prevent you from voting in person at the special meeting. You are encouraged to submit a proxy via the Internet, by telephone or by mail even if you plan to attend the special meeting in person, to ensure that your shares of Cray common stock are present in person or represented at the special meeting.
If your shares are held by a brokerage firm, bank, trust or other nominee, you may direct your brokerage firm, bank, trust or other nominee to submit a proxy card by following the instructions that the brokerage firm, bank, trust or other nominee provides to you with these materials. If you hold shares through a brokerage firm, bank, trust or other nominee and wish to vote your shares in person at the special meeting, you must instruct the brokerage firm, bank, trust or other nominee how to vote your shares or obtain a proxy from your brokerage firm, bank, trust or other nominee and present it to the inspector of elections with your ballot when you vote at the special meeting.
If you return a properly signed and dated proxy card but do not mark the box showing how you wish to vote, your shares will be voted “FOR” the proposal to approve the Merger Agreement, “FOR” the advisory compensation proposal and “FOR” the adjournment proposal. Please do not send your share certificate with your proxy card.

Q:	What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:
If your shares are registered directly in your name with our transfer agent, Computershare Inc., you are considered, with respect to those shares, to be the “shareholder of record.” If you are a shareholder of record, this proxy statement and your proxy card have been sent directly to you by or on behalf of Cray.

If your shares are held through a brokerage firm, bank, broker or other nominee, you are considered the “beneficial owner” of shares of common stock held in “street name.” If you are a beneficial owner of shares of common stock held in “street name,” this proxy statement has been forwarded to you by your brokerage firm, bank, broker or other nominee who is considered, with respect to those shares, to be the shareholder of record. As the beneficial owner, you have the right to direct your brokerage firm, bank, broker or other nominee how to vote your shares by following their instructions for voting. You are also invited to attend the special meeting. However, because you are not the shareholder of record, you may not vote your shares in person by ballot at the special meeting unless you obtain a “legal proxy” from your brokerage firm, bank, broker or other nominee giving you the right to vote your shares at the special meeting.

Q:	How do I vote if my shares are held by my brokerage firm, bank, trust or other nominee?

A:
If your shares are held in a brokerage account or by another nominee, such as a bank or trust, then the brokerage firm, bank, trust or other nominee is considered to be the shareholder of record with respect to those shares. However, you still are considered to be the beneficial owner of those shares, with your shares being held in “street name.” “Street name” holders generally cannot vote their shares directly and must instead instruct the brokerage firm, bank, trust or other nominee how to vote their shares. Your brokerage firm, bank, trust or other nominee will only be permitted to vote your shares for you at the special meeting if you instruct it how to vote. Therefore, it is important that you promptly follow the directions provided by your brokerage firm, bank, trust or other nominee regarding how to instruct them to vote your shares. If you wish to vote in person at the special meeting, you must bring a proxy from your brokerage firm, bank, trust or other nominee authorizing you to vote at the special meeting.

In addition, because any shares you may hold in “street name” will be deemed to be held by a different shareholder than any shares you hold of record, shares held in “street name” will not be combined for voting purposes with shares you hold of record. To be sure your shares are voted, you should instruct your brokerage firm, bank, trust or other nominee to vote your shares that you hold in “street name.” Shares held by a corporation or business entity must be voted by an authorized officer of the entity.

Q:	How do I vote if I hold shares in my Cray 401(k) Plan account?

A:
Shares of our common stock held in the Cray 401(k) Plan are registered in the name of Fidelity Management Trust Company, the trustee of the Cray 401(k) Plan (“Trustee”). Under the Cray 401(k) Plan, participants may instruct the Trustee how to vote the shares of Cray common stock allocated to their accounts.

The shares allocated under the Cray 401(k) Plan can be voted by submitting voting instructions via the Internet, by telephone or by mailing your proxy card. Voting of shares held in the Cray 401(k) Plan must be completed by 8:59 p.m. Pacific Time on          , 2019. These shares cannot be voted at the special meeting and prior voting instructions cannot be revoked at the special meeting. Otherwise, participants can vote these shares in the same manner as described above for shares held directly in the name of the shareholder.
The Trustee will cast votes for shares in the Cray 401(k) Plan according to each participant’s instructions. If the Trustee does not receive instructions from a participant in time for the special meeting, the Trustee will vote the participant’s allocated shares in the same manner and proportion as the shares with respect to which voting instructions were received.

Q:	May I change my vote after I have delivered my proxy?

A:	Yes. If you are the shareholder of record of Cray common stock, you have the right to change or revoke your proxy at any time before the vote being taken at the special meeting:

•	by delivering to our General Counsel a signed written notice of revocation bearing a date later than the date of the proxy, stating that the proxy is revoked;

•	by attending the special meeting and voting in person (your attendance at the meeting will not, by itself, revoke your proxy, so you must vote in person at the meeting to revoke your proxy);

•	by signing and delivering a new proxy, relating to the same shares of Cray common stock and bearing a later date; or

•	by submitting another proxy by telephone or via the Internet after the date of your prior proxy and by the date and time indicated on the applicable proxy card(s).
Written notices of revocation and other communications with respect to the revocation of any votes or proxies should be addressed to:
Cray Inc.
901 Fifth Avenue, Suite 1000
Seattle, Washington 98164
Attn: Corporate Secretary
If you are a “street name” holder of Cray common stock, you should contact your brokerage firm, bank, trust or other nominee to obtain instructions as to how to change or revoke your proxy.

Q:	What is the deadline for voting my shares?

A:
If you are a shareholder of record, your proxy must be received via the Internet or by telephone by 11:59 p.m. Pacific time on                , 2019, in order for your shares to be voted at the special meeting. However, if you are a shareholder of record, you may instead mark, sign, date and return the enclosed proxy card, which must be received before the polls close at the special meeting, in order for your shares to be voted at the special meeting. If you are a beneficial owner, please read the voting instructions provided by your bank, broker, trust or other nominee for information on the deadline for voting your shares.

Q:	Should I send in my share certificates now?

A:
No. After the merger is completed, you will be sent a letter of transmittal with detailed written instructions for exchanging your shares of Cray common stock for the merger consideration. If your shares are held in “street name” by your brokerage firm, bank, trust or other nominee, you will receive instructions from your brokerage firm, bank, trust or other nominee as to how to effect the surrender of your “street name” shares in exchange for the merger consideration. PLEASE DO NOT SEND IN YOUR SHARE CERTIFICATES NOW.

Q:	What happens if I sell my shares of Cray common stock after the record date but before the special meeting?

A:
The record date for shareholders entitled to vote at the special meeting is earlier than the date of the special meeting and the expected closing date of the merger. If you transfer your shares of Cray common stock after the record date but before the special meeting, you will, unless special arrangements are made, retain your right to vote at the special meeting but will transfer the right to receive the merger consideration to the person to whom you transfer your shares.

In addition, if you sell your shares prior to the special meeting or prior to the Effective Time, you will not be eligible to exercise your dissenter’s rights in respect of the merger. For a more detailed discussion of your dissenter’s rights and the requirements for properly demanding your dissenter’s rights, see “The Merger—Dissenters’ Rights” beginning on page 38 of this proxy statement and Annex C to this proxy statement.

Q:	What happens if the proposal to approve the Merger Agreement is not approved by our shareholders or if the merger is not completed for any other reason?

A:
If the special meeting (including any adjournments or postponements thereof) has been held and completed, and the proposal to approve the Merger Agreement is not approved by our shareholders or if the merger is not completed for any other reason, our shareholders will not receive any payment for their shares in connection with the merger. Instead, we will remain a stand-alone public company and Cray common stock will continue to be listed and traded on The Nasdaq Global Select Market. Under specified circumstances, we may be required to pay to HPE a termination fee, as described below under “The Merger Agreement—Termination Fee and Expenses” beginning on page 60 of this proxy statement.

Q:	How do our directors and executive officers intend to vote their shares of common stock in respect of the proposal to approve the Merger Agreement?

A:
We currently expect that our directors and executive officers will vote their shares of common stock in favor of the proposal to approve the Merger Agreement. At the close of business on the record date for the special meeting, our directors and executive officers and their affiliates were entitled to vote          shares of common stock at the special meeting, or approximately          % of the shares of common stock outstanding on such date.

Q:	What happens if I return my proxy card but I do not indicate how to vote?

A:
If you properly return your proxy card but do not include instructions on how to vote, your shares of common stock will be voted “FOR” the approval of the Merger Agreement, “FOR” the approval of the advisory compensation proposal and

“FOR” the approval of the adjournment proposal. We do not currently intend to present any other proposals for consideration at the special meeting.

Q:	Do I need to attend the special meeting?

A:
No. While our shareholders of record may exercise their right to vote their shares in person at the special meeting, it is not necessary for you to attend the special meeting in order to vote your shares of common stock.

Q:	What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered differently or are held in more than one account. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction form for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please sign, date and return (or grant your proxy electronically over the Internet or by telephone) each proxy card and voting instruction form that you receive to ensure that all of your shares are voted.

Q:	Where can I find the voting results of the special meeting?

A:
If available, we may announce preliminary voting results at the conclusion of the special meeting. We intend to publish final voting results in a Current Report on Form 8-K to be filed with the SEC following the special meeting. All reports that we file with the SEC are publicly available when filed. For more information, see “Where You Can Find More Information” beginning on page 66 of this proxy statement.

Q:	Who can answer further questions?

A:
For additional questions about the merger, assistance in submitting proxies or voting shares of Cray common stock, or to request additional copies of the proxy statement or the enclosed proxy card, please contact us at Cray Inc., Attn: General Counsel, 901 Fifth Avenue, Suite 1000, Seattle, Washington 98164, or call 206-701-2000, or contact our proxy solicitor:

MacKenzie Partners, Inc.1407 Broadway, 27th Floor
New York, New York 10018
(212) 929-5500
or
Call Toll-Free (800) 322-2885
Email: cray@mackenziepartners.com

If your brokerage firm, bank, trust or other nominee holds your shares in “street name,” you should also call your brokerage firm, bank, trust or other nominee for additional information.

FORWARD-LOOKING INFORMATION
This proxy statement contains “forward-looking statements,” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, that are based on our current expectations, assumptions, beliefs, estimates and projections about the proposed merger, Cray and our industry. The forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Generally, these forward-looking statements can be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “plan,” “project,” “should,” “could” and similar expressions. Factors that may affect those forward-looking statements include, among other things:

•
the parties’ inability to consummate the merger due to failure to satisfy conditions to the completion of the transaction, including the receipt of shareholder approval or the regulatory approvals required for the transaction, which may not be obtained on the terms expected, on the anticipated schedule or at all;

•	the failure to recruit or retain Cray employees;

•	the intense competition facing HPE and Cray, which may pose unexpected future challenges;

•	the risk that the Merger Agreement may be terminated in circumstances that require us to pay HPE a termination fee of $46.0 million;

•	the costs, fees, expenses and charges we incur related to the merger;

•	risks arising from the merger’s diversion of management’s attention from our ongoing business operations;

•	the outcome of lawsuits that have been or may be brought by certain purported shareholders seeking to rescind the Merger Agreement or enjoin the consummation of the merger;

•	the effect of the announcement or pendency of the merger on our business relationships, operating results and business generally;

•	adverse effects on the market price of our common stock and on our operating results because of a failure to complete the merger;

•	the risk that our financial results differ from those set forth in the projections described in this proxy statement; and

•
other risks detailed in Cray’s filings with the SEC, including Cray’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which discuss these and other important risk factors concerning our operations.

We caution you that reliance on any forward-looking statement involves risks and uncertainties and that, although we believe that the assumptions on which our forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions could be incorrect. In light of these and other uncertainties, you should not conclude that we will achieve any plans and objectives or projected financial results referred to in any of the forward-looking statements. We do not undertake to revise any of these forward-looking statements to reflect future events or circumstances.

SUMMARY
This summary highlights selected information from this proxy statement and may not contain all of the information that is important to you. To understand the merger fully and for a more complete description of the legal terms of the merger, you should read carefully this entire proxy statement, the annexes to this proxy statement and the documents we refer to in this proxy statement. See “Where You Can Find More Information” beginning on page 66 of this proxy statement. The Merger Agreement is attached as Annex A to this proxy statement. We encourage you to read the Merger Agreement, which is the legal document governing the merger. Each item in this summary references another section of this proxy statement with more detailed disclosure about that item.

The Companies (page 13)
Cray Inc.
Cray is a Washington corporation that focuses on the design, development, manufacture, marketing and servicing of computing products that magnify and enhance human capital, foster discovery and innovation, and create scientific break-throughs, as well as competitive advantages. Our products include compute systems commonly known as supercomputers, as well as high-performance storage, data analytics and artificial intelligence (“AI”) solutions. We offer these products individually, integrated into a complete solution, or hosted in the cloud, depending on a customer’s needs. We also provide related software and system maintenance, support and engineering services.
Canopy Merger Sub, Inc.
Merger Sub is a Washington corporation and a wholly owned subsidiary of HPE that was organized solely for the purpose of entering into the Merger Agreement and completing the merger and the other transactions contemplated by the Merger Agreement. Merger Sub has not conducted any business operations other than in connection with the transactions contemplated by the Merger Agreement. Upon consummation of the merger, Merger Sub will cease to exist as a separate corporation and Cray will continue as the surviving corporation (“Surviving Corporation”).
Hewlett Packard Enterprise Company
HPE is a global technology leader focused on developing intelligent solutions that allow customers to capture, analyze and act upon data seamlessly from edge to cloud. HPE enables customers to accelerate business outcomes by driving new business models, creating new customer and employee experiences, and increasing operational efficiency today and into the future. HPE’s legacy dates back to a partnership founded in 1939 by William R. Hewlett and David Packard, and HPE strives every day to uphold and enhance that legacy through its dedication to providing innovative technological solutions to its customers.

Commercial Relationship Between the Companies
Prior to entry into the Merger Agreement, Cray entered into various purchase orders and amended a product resell agreement with HPE. For further discussion regarding the commercial relationship between Cray and HPE, see “The Merger—Background of the Merger” beginning on page 14 of this proxy statement.
The Merger (page 14)
Subject to the terms and conditions of the Merger Agreement and in accordance with Washington law, at the Effective Time, Merger Sub, a wholly owned subsidiary of HPE and a party to the Merger Agreement, will merge with and into Cray. Cray will survive the merger as a wholly owned subsidiary of HPE and the separate corporate existence of Merger Sub will cease.
Special Meeting of Cray’s Shareholders (page 55)
Date, Time and Place
A special meeting of our shareholders will be held on          , 2019, at the office of Fenwick & West LLP located at 1191 Second Avenue, 10th Floor, Seattle, Washington 98101, at           , Pacific Time, to consider and vote upon:

•	a proposal to approve the Merger Agreement;

•	a proposal to approve, on a non-binding advisory basis, certain compensation that may be paid or become payable to our named executive officers in connection with the merger; and

•
a proposal to adjourn the special meeting to a later date if our Board determines that it is necessary or appropriate, and is permitted by the Merger Agreement, to solicit additional proxies if there is not a quorum present or there are not sufficient votes in favor of the approval of the Merger Agreement at the time of the special meeting.

Record Date and Voting Power
You are entitled to vote at the special meeting if you owned shares of our common stock at the close of business on , 2019, the record date for the special meeting. You will have one vote at the special meeting for each share of our common stock you owned at the close of business on the record date. There are shares of our common stock outstanding and entitled to be voted at the special meeting.
Quorum
A quorum of shareholders is necessary to hold a valid special meeting. Under our bylaws, a quorum is present at the special meeting if the holders of a majority of the votes entitled to be cast at the special meeting are present in person or represented by proxy.
Vote Required
The approval of the Merger Agreement requires the affirmative vote of the holders of a majority of the shares of our common stock outstanding as of the record date.
Approval of the non-binding, advisory compensation proposal requires that the votes cast “FOR” such proposal exceed the number of votes cast “AGAINST” such proposal.
Approval of the adjournment proposal requires the votes cast “FOR” such proposal to exceed the number of votes cast “AGAINST” such proposal.
In the event that a quorum is not present in person or represented by proxy at the special meeting, a majority of the shareholders present in person or represented by proxy may adjourn the meeting until a quorum is present. In the event that a quorum is not present in person or represented by proxy at the special meeting and the adjournment proposal fails, our Board may set a new record date and meeting date for a special meeting to consider the Merger Agreement, the advisory compensation proposal and the adjournment proposal in accordance with the Merger Agreement.
Treatment of Outstanding Common Stock (page 45)
The Merger Agreement provides that each share of our common stock outstanding immediately prior to the Effective Time will be converted at the Effective Time into the right to receive $35.00 in cash, without interest and less any withholding taxes required by applicable law.
After the merger is completed, as a result of the merger, you will have the right to receive the merger consideration but you will no longer have any rights as a Cray shareholder. Each of our shareholders will receive the merger consideration in exchange for the shares of our common stock in accordance with the instructions contained in the letter of transmittal to be sent to our shareholders as soon as reasonably practicable after the closing of the merger, unless the Cray shareholder has properly demanded dissenter’s rights with respect to its shares and not withdrawn the demand.
Treatment of Outstanding Cray Equity Awards (page 46)
Vested Stock Options
Each vested Cray stock option with an exercise price less than $35.00 that is outstanding at the effective time of the merger will automatically be canceled and converted into the right to receive an amount in cash equal to the product of (i) the aggregate number of shares of the Cray common stock subject to such stock option, multiplied by (ii) the excess of the per share merger consideration of $35.00 over the applicable per share exercise price of such stock option, without interest and less applicable tax withholding.
Unvested Stock Options
Each unvested Cray stock option with an exercise price less than $35.00 that is outstanding at the effective time of the merger will be assumed by HPE and converted into an option to acquire a number of shares of HPE’s common stock (rounded down to the nearest whole number of shares) equal to the product of (i) the aggregate number of shares of Cray common stock subject to such stock option multiplied by (ii) the Equity Award Exchange Ratio (as defined below). The per share exercise price of the assumed stock option will equal the quotient (rounded up to the nearest whole cent) obtained by dividing the exercise price per share of the original option by the Equity Award Exchange Ratio. The assumed stock option will continue to be subject to the same terms and conditions as applied to the corresponding Cray stock option immediately prior to the effective time (including all applicable vesting acceleration provisions). The Equity Award Exchange Ratio will equal the quotient of (a) $35.00 divided by (b) the volume weighted average price of a share of HPE’s common stock over the ten-trading-day period ending on the second-to-last trading day prior to the effective time.

Underwater Options
Each Cray stock option, whether vested or unvested, with an exercise price equal to or greater than the per share merger consideration of $35.00 will automatically be canceled for no consideration.
Vested RSUs
Each Cray restricted stock unit (“RSU award”) that is outstanding and vested at the effective time of the merger will automatically be canceled and converted into the right to receive the per share merger consideration of $35.00 for each share of Cray common stock underlying such RSU award, without interest and less applicable tax withholding.
Unvested RSUs
Each Cray RSU award subject to service-based vesting that is outstanding and unvested at the effective time of the merger will be converted into an RSU award for a number of shares of HPE’s common stock equal to the product of (i) the number of shares of Cray common stock subject to such RSU award, multiplied by (ii) the Equity Award Exchange Ratio, and will remain subject to the terms and conditions as applied to such RSU award immediately prior to the effective time (including all applicable vesting acceleration provisions).
Unvested PSUs
Each Cray RSU award subject to performance-based vesting (“PSU award”) that is outstanding and unvested at the effective time of the merger will be converted into an RSU award for a number of shares of HPE’s common stock equal to the product of (i) 50% of the number of shares of Cray common stock subject to such PSU award (the remainder of such shares will be forfeited), multiplied by (ii) the Equity Award Exchange Ratio. Each converted PSU award will no longer be subject to performance vesting and will instead vest subject to the holder’s continued service through the one-year anniversary of the closing date of the merger. The converted PSU awards will otherwise remain subject to the terms and conditions as applied to such PSU awards immediately prior to the effective time (including all applicable vesting acceleration provisions).
RSAs
Each restricted stock award (“RSA”) held by our non-employee directors that is outstanding and unvested as of immediately prior to the effective time of the merger will be canceled in exchange for the right to receive the per share merger consideration of $35.00 for each share of Cray common stock underlying such RSA, without interest and less applicable tax withholding.
Recommendation of Our Board and Reasons for the Merger (page 21)
At a meeting of our Board on May 16, 2019, our Board unanimously determined that the Merger Agreement and the merger are advisable, fair to and in the best interests of Cray and our shareholders and unanimously approved the Merger Agreement. Our Board unanimously recommends that you vote “FOR” the approval of the Merger Agreement, “FOR” the advisory compensation proposal and “FOR” the adjournment proposal.
In the course of reaching its decision, our Board reviewed a significant amount of information and considered a number of factors. For a discussion of the factors considered by our Board in reaching its decision to approve the Merger Agreement and recommend that our shareholders approve the Merger Agreement, see “The Merger—Recommendation of Our Board and Reasons for the Merger” beginning on page 21 of this proxy statement.
Opinion of Morgan Stanley & Co. LLC (page 24 and Annex B)
We retained Morgan Stanley & Co. LLC (“Morgan Stanley”) to provide us with financial advisory services in connection with the merger. We selected Morgan Stanley to act as our financial adviser based on Morgan Stanley’s qualifications, expertise and reputation, and its knowledge of our business and affairs. On May 16, 2019, Morgan Stanley rendered its oral opinion, subsequently confirmed by delivery of a written opinion, dated May 16, 2019, to the effect that, as of such date, and based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Morgan Stanley as set forth in its written opinion, the merger consideration to be received by the holders of shares of our common stock (other than those shares specified in the written opinion) pursuant to the Merger Agreement is fair from a financial point of view to such holders of shares of our common stock.
The full text of the written opinion of Morgan Stanley, dated May 16, 2019, is attached as Annex B to this proxy statement, and is incorporated by reference in its entirety. The opinion sets forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by Morgan Stanley in rendering its opinion. The summary of the opinion of Morgan Stanley set forth in this proxy statement is qualified in its entirety by reference to the full text of the opinion. You are encouraged to read Morgan Stanley’s opinion and the summary of Morgan Stanley’s opinion below carefully and in their entirety. Morgan Stanley’s opinion was directed to our Board, in its capacity as such, and addressed only the fairness from a financial point of view of the merger consideration to be received by our shareholders (other than the holders of those shares specified in the written opinion) pursuant to the Merger Agreement as of the date of the opinion and did not address any other aspects or implications of the merger. Morgan Stanley’s opinion was not intended to, and does not, constitute advice or a recommendation to any Cray shareholder as to how to vote at the special meeting to be held in connection with the merger or whether to take any other action with respect to the merger.
For a more complete description, see “The Merger—Opinion of Morgan Stanley & Co. LLC” beginning on page 24 of this proxy statement.
Interests of Our Directors and Executive Officers in the Merger (page 33)
When considering the recommendation of our Board, you should be aware that members of our Board and our executive officers have potential interests in the merger that may be different from or in addition to their interests as Cray shareholders generally, as described below. These interests may create potential conflicts of interest and, include the following:

•
Our executive officers are party to equity award agreements and management retention agreements with Cray, each of which provides for accelerated vesting of equity awards and other severance benefits in the event of certain terminations of employment following the merger;

•
In connection with the merger, Mr. Ungaro entered into an employment agreement with HPE which provides, among other matters, for the cancellation and conversion of his unvested Cray equity awards into cash payments, certain cash and HPE equity incentive compensation payable subject to Mr. Ungaro’s continued service with HPE following the merger, and certain accelerated vesting of HPE equity awards and other severance payments and benefits in the event of qualifying terminations of employment with HPE following the merger; and

•	In connection with the merger, all outstanding and unvested equity awards held by the non-employee members of our Board will accelerate and vest in full.
The members of our Board were aware of the material facts as to these additional interests, and considered them, among other matters, when they approved the Merger Agreement. For a discussion of the interests of our directors and executive officers in the merger, see “The Merger—Interests of Our Directors and Executive Officers in the Merger” beginning on page 33 of this proxy statement.
Conditions to the Closing of the Merger (page 57)
Cray’s, HPE’s and Merger Sub’s obligations to effect the merger are subject to the satisfaction or waiver on or prior to the date of the closing of the merger (“Closing Date”) of the following conditions:

•	the approval of the Merger Agreement by the affirmative vote of the holders of not less than a majority of the outstanding shares of Cray common stock;

•
the absence of any temporary restraining order, preliminary or permanent injunction, or any law or other judgment that has been enacted, issued, promulgated, enforced or entered by a governmental authority of competent jurisdiction, which is still in effect and has the effect of making the merger illegal or otherwise preventing or prohibiting the consummation of the merger (a “Restraint”); and

•
the waiting period (and extensions) under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended (“HSR Act”) has expired or been terminated and other specified antitrust approvals, consents or clearances have been obtained.

HPE’s and Merger Sub’s obligations to effect the merger are subject to the satisfaction or waiver by HPE or Merger Sub on or prior to the Closing Date of the following conditions:

•
the continued accuracy in all respects of certain of Cray’s representations and warranties relating to Cray’s organization, standing and corporate power; authority and recommendation; the absence of certain changes; state takeover statutes and rights plan; brokers and other advisors; and the opinion of Cray’s financial advisor;

•	the continued accuracy in all material respects of certain of Cray’s representations and warranties relating to Cray’s subsidiaries;

•
the continued accuracy of Cray’s representations and warranties relating to Cray’s capital stock except for inaccuracies that would not increase the aggregate amount payable by Merger Sub or HPE in the merger by more than a de minimis amount;

•	the continued accuracy of certain representations and warranties (other than those described above) except as would not have a material adverse effect on us;

•	Cray has performed and complied in all material respects with the obligations, covenants and agreements required to be performed or complied with under the Merger Agreement; and

•	that a material adverse effect has not occurred and is not continuing.
Cray’s obligations to effect the merger are subject to the satisfaction or waiver by Cray on or prior to the Closing Date of the following conditions:

•
the continued accuracy of the representations and warranties of HPE and Merger Sub except for such inaccuracies that would not prevent or materially delay the ability of HPE or Merger Sub to consummate the merger prior to the Outside Date (as defined below) or perform any of their respective obligations under the Merger Agreement; and

•	HPE and Merger Sub have performed and complied in all material respects with the obligations, covenants and agreements required to be performed or complied with by them under the Merger Agreement.
No Solicitation of Takeover Proposals (page 52)
The Merger Agreement restricts our ability to solicit, initiate, endorse, knowingly facilitate or knowingly encourage a takeover proposal with respect to Cray, or engage in discussions or negotiations with a third party regarding specified transactions involving Cray. Notwithstanding these restrictions, prior to the time that our shareholders approve the Merger Agreement, our Board may respond to an unsolicited, bona fide written takeover proposal that our Board determines in good faith (after consultation with its outside legal counsel and financial advisor) constitutes, or could reasonably be expected to result in, a superior proposal compared to the merger with HPE (see “The Merger Agreement—Covenants—No Solicitation of Takeover Proposals” beginning on page 52 of this proxy statement) and with respect to which our Board determines in good faith (after consultation with its outside legal counsel and financial advisor) that failure to take such action would reasonably be expected to be inconsistent with our Board’s fiduciary duties, by furnishing information with respect to Cray and by entering into discussions with the party or parties making the takeover proposal, so long as we comply with the terms of the Merger Agreement.
In addition, prior to the time our shareholders approve the Merger Agreement, our Board may withdraw its recommendation of the Merger Agreement in connection with a superior proposal if it concludes in good faith (after consultation with its outside legal counsel and financial advisor) that in light of such superior proposal, the failure to change its recommendation would reasonably be expected to be inconsistent with its fiduciary duties to our shareholders, so long as we comply with the terms of the Merger Agreement. Our Board may also withdraw its recommendation of the Merger Agreement prior to the time our shareholders approve the Merger Agreement in certain circumstances unrelated to a takeover proposal if it concludes in good faith (after consultation with its outside legal counsel and financial advisor) that in light of an intervening event, the failure to do so would reasonably be expected to be inconsistent with its fiduciary duties to our shareholders, so long as we comply with the terms of the Merger Agreement.
Termination of the Merger Agreement (page 59)
The Merger Agreement may be terminated and abandoned under any of the following circumstances:

•	by mutual written consent of Cray and HPE;

•
by either HPE or Cray, if the Effective Time has not occurred on or before November 16, 2019 (“Outside Date”), except if, on the Outside Date, all of the conditions to the consummation of the Merger have been satisfied or waived, other than the condition relating to the absence of Restraints (to the extent such Restraint is in respect of the HSR Act or any other antitrust law), the condition relating to the expiration or termination of the waiting period under the HSR Act and the obtaining of other specified antitrust approvals, consents or clearances or conditions that by their nature are to be satisfied or validly waived on the Closing Date, then the Outside Date may be extended by either HPE or Cray for up to two periods (the first period of four months and the second period of three months), and such extended date shall constitute the Outside Date (any such termination, an “Outside Date Termination”), provided that such right to terminate will not be available to any party whose breach of the Merger Agreement was a principal cause of or resulted in the failure of the Effective Time to occur by such date;

•
by either HPE or Cray, if any Restraint is in effect preventing or prohibiting the consummation of the Merger, and such Restraint will have become final and nonappealable, provided that such right to terminate will not be available to any party unless such party has complied with specified obligations to prevent, oppose or remove such Restraint or any party whose breach of the Merger Agreement was a principal cause of or resulted in the Restraint;

•	by either HPE or Cray, if we fail to obtain shareholder approval of the Merger Agreement (any such termination, a “Vote-Down Termination”);

•	by HPE, if we breach any representations or warranties or fail to perform any of the covenants or agreements in the Merger Agreement so that the related closing conditions would not be satisfied and such breach or failure has not been or cannot be remedied within the specified cure period in the Merger Agreement (any such termination, a “Breach Termination”), unless HPE or Merger Sub is then in material breach of the Merger Agreement such that Cray has the right to terminate the Merger Agreement as a result of such material breach;

•
by HPE, if we experience a material adverse effect that cannot be cured by November 16, 2019, or at least 20 business days have elapsed since HPE has delivered written notice of the occurrence of such material adverse effect;

•
by HPE, if at any time prior to obtaining shareholder approval of the Merger Agreement (i) our Board changes its recommendation with respect to approval of the Merger Agreement or approves or recommends any takeover proposal, (ii) a tender or exchange offer relating to our securities has commenced (other than by HPE or an affiliate of HPE) and our Board has recommended that our shareholders tender their shares in such tender or exchange offer or, within 10 business days after the commencement of such tender or exchange offer, our Board has failed to recommend against acceptance of such offer (a termination pursuant to clause (i) or (ii), a “Change in Recommendation Termination”) or (iii) there is a material breach by Cray of the provisions of the Merger Agreement relating to solicitations of takeover proposals (a “Non-Solicitation Termination”);

•
by Cray, if HPE breaches any representations or warranties or fails to perform any of the covenants or agreements in the Merger Agreement so that the related closing conditions would not be satisfied and such breach or failure has not been or cannot be remedied within the specified cure period in the Merger Agreement, unless Cray is then in material breach of the Merger Agreement such that HPE has the right to terminate the Merger Agreement as a result of such material breach; or

•
by Cray, at any time prior to obtaining shareholder approval of the Merger Agreement, in order to enter into an alternative acquisition agreement providing for a superior proposal (so long as Cray pays the termination fee concurrently with such termination as described under “—Termination Fee and Expenses“ below) (a “Superior Proposal Termination”).

Termination Fee and Expenses (page 60)
We have agreed to pay HPE a termination fee of $46,000,000 in cash (“Termination Fee”) if:

•	the Merger Agreement is terminated by HPE pursuant to a Change in Recommendation Termination;

•	the Merger Agreement is terminated by Cray pursuant to a Superior Proposal Termination; or

•
(i) after the date of the Merger Agreement, a takeover proposal has become publicly known and not irrevocably withdrawn at least two business days prior to the termination of the Merger Agreement, (ii) thereafter, the Merger Agreement is terminated (a) by HPE or Cray pursuant to an Outside Date Termination (but only (1) if shareholder approval of the Merger Agreement had not been obtained prior to such termination or (2) if HPE was then be entitled to terminate the Merger Agreement pursuant to a Non-Solicitation Termination or a Breach Termination), (b) by HPE pursuant to a Non-Solicitation Termination or a Breach Termination or (c) by HPE or Cray pursuant to a Vote-Down Termination, and (iii) within 12 months of such termination, Cray or any of its subsidiaries enters into a definitive agreement that provides for any takeover proposal, or any takeover proposal (regardless of when made) is consummated.

Regulatory Matters (page 43)
Under the Merger Agreement, the merger cannot be completed until (1) the applicable waiting period under the HSR Act has expired or been terminated; (2) the applicable waiting period under The Act against Restraints of Competition of Germany has expired or the Federal Cartel Office in Germany has granted clearance; (3) the applicable waiting period under the Austrian Cartel Act has expired or the Austrian Federal Competition Authority has granted clearance; (4) the applicable waiting period under The Act on Prohibition of Private Monopolisation and Maintenance of Fair Trade of Japan has expired or the Japan Fair Trade Commission has granted clearance; and (5) the applicable waiting period under The Monopoly Regulation and Fair Trade Act of Korea has expired and the Korea Fair Trade Commission has granted clearance.
Market Prices and Dividend Data (page 9)
Our common stock is listed on The Nasdaq Global Select Market under the symbol “CRAY.” On May 16, 2019, the last full trading day before the public announcement of the merger, the closing price for our common stock was $29.81 per share, and on                   , 2019, the latest practicable trading day before the printing of this proxy statement, the closing price for our common stock was $        per share.

We have not paid cash dividends on our common stock and do not anticipate paying any cash dividends on our common stock in the foreseeable future.
Certain U.S. Federal Income Tax Consequences of the Merger (page 41)
The receipt of cash in exchange for shares of Cray common stock pursuant to the merger will be a taxable transaction to our U.S. shareholders for U.S. federal income tax purposes. See “The Merger—Certain U.S. Federal Income Tax Consequences of the Merger” beginning on page 41 of this proxy statement.
The tax consequences of the merger to you will depend on your particular circumstances. We strongly recommend that you consult your own tax advisor to determine how the merger will affect you.
Dissenters’ Rights (page 38)
Cray shareholders have the right under Chapter 23B.13 of the WBCA to dissent from, and obtain a cash payment of the fair value (as defined in Chapter 23B13.010 of the WBCA) of their shares of Cray common stock (plus accrued interest from the effective date of the merger) in the event of, the merger instead of receiving the merger consideration. A shareholder electing to dissent from the merger must strictly comply with all procedures required under the WBCA. The procedures are summarized in “The Merger—Dissenters’ Rights” beginning on page 38 of this proxy statement and a copy of the relevant statutory provisions is attached as Annex C to this proxy statement.
ANY CRAY SHAREHOLDER WHO WISHES TO EXERCISE DISSENTER’S RIGHTS OR WHO WISHES TO PRESERVE HIS, HER OR ITS RIGHT TO DO SO SHOULD REVIEW ANNEX C CAREFULLY AND IN ITS ENTIRETY AND SHOULD CONSULT HIS, HER OR ITS LEGAL ADVISOR, SINCE FAILURE TO TIMELY AND PROPERLY COMPLY WITH THE PROCEDURES SET FORTH THEREIN WILL RESULT IN THE LOSS OF SUCH RIGHTS.
Additional Information (page 66)
You can find more information about Cray in the periodic reports and other information we file with the SEC. The information is available at the SEC’s public reference facilities and at the website maintained by the SEC at www.sec.gov. For a more detailed description of the additional information available, see “Where You Can Find More Information” beginning on page 66 of this proxy statement.

MARKET PRICES AND DIVIDEND DATA
Market Prices
Our common stock is listed on The Nasdaq Global Select Market under the symbol “CRAY.” As of  , 2019, we had          shares of common stock outstanding that were held by          holders of record.
The following table sets forth the closing price per share of our common stock, as reported on The Nasdaq Global Select Market on May 16, 2019, the last full trading day before the public announcement of the merger, and on         , 2019, the latest practicable trading day before the printing of this proxy statement:

Common Stock Closing Price
May 16, 2019	$29.81
, 2019
You are encouraged to obtain current market quotations for our common stock in connection with voting your shares of common stock. If the merger is consummated, there will be no further market for our common stock and our common stock will be de-listed from The Nasdaq Global Select Market and de-registered under the Exchange Act.

Dividends
We have not paid cash dividends on our common stock. In the event that the merger is not consummated, we would expect to retain earnings, if any, to fund the development and growth of our business and would not anticipate paying cash dividends on our common stock in the foreseeable future. In the event that the merger is not consummated, our payment of any future dividends would be at the discretion of our Board after taking into account various factors, including our financial condition, operating results, cash needs and growth plans.

THE SPECIAL MEETING
The enclosed proxy is solicited on behalf of our Board for use at the special meeting of shareholders or at any adjournment or postponement thereof.
Date, Time and Place
We will hold the special meeting at the office of Fenwick & West LLP located at 1191 Second Avenue, 10th Floor, Seattle, Washington 98101, at                    , Pacific Time, on             , 2019.
Purpose of the Special Meeting
At the special meeting, we will ask the holders of our common stock to (i) approve the Agreement and Plan of Merger, dated as of May 16, 2019, by and among HPE, Merger Sub and Cray, as such agreement may be amended from time to time (the “Merger Agreement”); (ii) approve, on a non-binding advisory basis, certain compensation that may be paid or become payable to our named executive officers in connection with the merger (the “advisory compensation proposal”); and (iii) approve the adjournment of the special meeting to a later date if our Board determines that it is necessary or appropriate, and is permitted by the Merger Agreement, to solicit additional proxies if there are not sufficient votes in favor of the approval of the Merger Agreement at the time of the special meeting (the “adjournment proposal”).
Record Date; Shares Entitled to Vote; Quorum
Only holders of record of our common stock at the close of business on , 2019, the record date, are entitled to notice of, and to vote at, the special meeting. On the record date,          shares of our common stock were issued and outstanding and held by approximately          holders of record. Holders of record of our common stock on the record date are entitled to one vote per share at the special meeting on each of the proposals.
A quorum is present at the special meeting if the holders of a majority of the votes entitled to be cast at the special meeting are present in person or represented by proxy. Votes cast at the special meeting, by proxy or in person, will be tabulated by the inspector of elections appointed for the special meeting. If shares are present at the special meeting in person or represented by proxy, but are not voted, those shares will count toward determining whether or not a quorum is present for the conduct of business at the special meeting, as will all shares voted “FOR,” “AGAINST” or “ABSTAIN” on a proposal.
In the event that a quorum is not present in person or represented by proxy at the special meeting, a majority of the shareholders present in person or represented by proxy may adjourn the meeting until a quorum is present. In the event that a quorum is not present in person or represented by proxy at the special meeting and such adjournment fails, our Board may set a new record date and meeting date for a special meeting to consider the Merger Agreement, the advisory compensation proposal and the adjournment proposal in accordance with the Merger Agreement.
Vote Required
The approval of the Merger Agreement requires the affirmative vote of the holders of a majority of the shares of our common stock outstanding as of the record date. Approval of the Merger Agreement is a condition to the closing of the merger.
Approval of the non-binding, advisory compensation proposal requires that the votes cast “FOR” such proposal exceed the number of votes cast “AGAINST” such proposal, provided that a quorum is present or represented by proxy at the special meeting. Our Board will consider the result of this vote, but because the proposal is advisory only it will not be binding on either Cray or HPE.
Approval of the adjournment proposal requires that the votes cast “FOR” such proposal exceed the number of votes cast “AGAINST” such proposal (even if less than a quorum).
Voting by Cray Directors and Executive Officers
At the close of business on the record date, our directors and executive officers and their affiliates owned and were entitled to vote         shares of our common stock, which represented approximately          % of the shares of our outstanding common stock on that date. We expect that these directors and executive officers will vote all of their shares of our common stock “FOR” approval of the Merger Agreement, “FOR” the advisory compensation proposal and “FOR” the adjournment proposal.
Certain members of our management and our Board have potential interests in the merger that are in addition to those of shareholders generally and may be different from, or in conflict with, your interests as a Cray shareholder. See “The Merger—Interests of Our Directors and Executive Officers in the Merger” beginning on page 33 of this proxy statement.

Voting of Proxies
If your shares are registered in your name, you may cause your shares to be voted at the special meeting by returning a signed proxy card or voting in person at the meeting. Additionally, you may submit a proxy authorizing the voting of your shares via the Internet at www.proxyvote.com or by telephone by calling 1-800-690-6903. You must have the enclosed proxy card available, and follow the instructions on the proxy card, in order to submit a proxy via the Internet or by telephone.
If your shares are registered in your name and you plan to attend the special meeting and wish to vote in person, you will be given a ballot at the meeting. If your shares are registered in your name, you are encouraged to submit a proxy card even if you plan to attend the special meeting in person.
Voting instructions are included on your proxy card. All shares represented by properly executed proxies received in time for the special meeting will be voted at the special meeting in accordance with the instructions of the shareholder. Properly executed proxies that do not contain voting instructions will be voted “FOR” the approval of the Merger Agreement, “FOR” the advisory compensation proposal and “FOR” the adjournment proposal; provided, however, that no proxy that is specifically marked “AGAINST” the proposal to approval the Merger Agreement will be voted “FOR” the advisory compensation proposal or “FOR” the adjournment proposal unless it is specifically marked “FOR” the advisory compensation proposal or “FOR” the adjournment proposal, respectively.
If your shares are held in “street name” through a brokerage firm, bank, trust or other nominee, you may provide voting instructions by completing and returning the voting form provided by your nominee or via the Internet or by telephone through your nominee, if such a service is provided. To provide voting instructions via the Internet or telephone, you should follow the instructions on the voting form provided by your nominee. If you plan to attend the special meeting, you will need a proxy from your nominee in order to be given a ballot to vote the shares. If you do not return your nominee’s voting form, provide voting instructions via the Internet or by telephone through your nominee or attend the special meeting and vote in person with a proxy from your nominee, it will have the same effect as if you voted “AGAINST” the approval of the Merger Agreement, and will have no effect on the advisory compensation proposal (provided that a quorum is present in person or represented by proxy at the special meeting) or the adjournment proposal.
Revocability of Proxies
Any proxy you give pursuant to this solicitation may be revoked by you at any time before it is voted. Proxies may be revoked as follows:
If you have sent a proxy directly to Cray, you may revoke it by:

•
delivering a written revocation of the proxy or a later dated, signed proxy card, to our General Counsel at 901 Fifth Avenue, Suite 1000, Seattle, Washington 98164, on or before the business day prior to the special meeting;

•	delivering a new, later dated proxy via the Internet or by telephone until the date set forth in the instructions for voting via the Internet or by telephone;

•	delivering a written revocation or a later dated, signed proxy card to us at the special meeting prior to the taking of the vote on the matters to be considered at the special meeting; or

•	attending the special meeting and voting in person.
If you have instructed a broker or nominee to vote your shares, you may revoke your proxy only by following the directions received from your broker or nominee to change those instructions.
Your attendance at the special meeting does not alone automatically revoke your proxy. If you have instructed your brokerage firm, bank, trust or other nominee how to vote your shares, the above-described options for revoking your proxy do not apply. Instead, you must follow the directions provided by your brokerage firm, bank, trust or other nominee to change your vote.
Board’s Recommendations
Our Board has unanimously approved the Merger Agreement and determined that the Merger Agreement and the merger are advisable, fair to and in the best interests of Cray and our shareholders. Our Board unanimously recommends that Cray shareholders (i) vote “FOR” the proposal to approve the Merger Agreement, (ii) vote “FOR” the advisory compensation proposal and (iii) vote “FOR” the adjournment proposal. See “The Merger—Recommendation of Our Board and Reasons for the Merger” beginning on page 21 of this proxy statement. Cray shareholders should carefully read this proxy statement in its entirety for more detailed information concerning the Merger Agreement and the transactions contemplated by the Merger Agreement, including the merger. In addition, Cray shareholders are directed to the Merger Agreement, which is attached as Annex A to this proxy statement.

Effect of Abstentions and Broker Non-Votes
Abstentions and shares not in attendance at the special meeting and not voted by proxy will have the same effect as a vote “AGAINST” the proposal to approve the Merger Agreement. Abstentions will have no effect on each of the advisory compensation proposal and the adjournment proposal. Shares not in attendance at the special meeting and not voted by proxy will have no effect on the each of the advisory compensation proposal (provided that a quorum is present in person or represented by proxy at the special meeting) and the adjournment proposal. Because brokerage firms, banks, trusts or other nominees holding shares of Cray common stock in “street name” may not vote your shares of Cray common stock on the approval of the Merger Agreement, the advisory compensation proposal or the adjournment proposal unless you provide instructions on how to vote, your failure to provide instructions will result in your shares not being present at the meeting and not being voted on those proposals. It is very important that all of our shareholders vote their shares, so please promptly complete and return the enclosed proxy card.

Solicitation of Proxies
This proxy solicitation is being made by Cray on behalf of our Board and will be paid for by Cray. Our directors, officers and employees may also solicit proxies by personal interview, mail, email, telephone, or other means of communication. These persons will not be paid additional remuneration for their efforts. We have also retained MacKenzie Partners, Inc. to assist in the solicitation of proxies for a fee of $15,000 plus the reimbursement of out-of-pocket expenses incurred on behalf of Cray. You should not send your share certificates with your proxy card. A letter of transmittal with instructions for the surrender of your share certificates, if any, will be mailed to our shareholders as soon as practicable after completion of the merger.
Shareholder List
A list of our shareholders entitled to vote at the special meeting will be available for examination by any Cray shareholder at the special meeting. For 10 days prior to the special meeting, this shareholder list will be available for inspection by any shareholder for any purpose germane to the special meeting during ordinary business hours at our corporate offices located at 901 Fifth Avenue, Suite 1000, Seattle, Washington 98164.

THE COMPANIES
Cray Inc.
901 Fifth Avenue, Suite 1000
Seattle, Washington 98164
(206) 701-2000

Cray Inc. focuses on the design, development, manufacture, marketing and servicing of computing products that magnify and enhance human capital, foster discovery and innovation, and create scientific break-throughs, as well as competitive advantages. Our products include compute systems commonly known as supercomputers, as well as high-performance storage, data analytics and AI solutions. We offer these products individually, integrated into a complete solution, or hosted in the cloud, depending on a customer’s needs. We also provide related software and system maintenance, support and engineering services. Cray was incorporated in the State of Washington in December 1987.

Hewlett Packard Enterprise Company
6280 America Center Drive
San Jose, California 95002
(650) 687-5817

Hewlett Packard Enterprise Company is a global technology leader focused on developing intelligent solutions that allow customers to capture, analyze and act upon data seamlessly from edge to cloud. HPE enables customers to accelerate business outcomes by driving new business models, creating new customer and employee experiences, and increasing operational efficiency today and into the future. HPE’s legacy dates back to a partnership founded in 1939 by William R. Hewlett and David Packard, and HPE strives every day to uphold and enhance that legacy through its dedication to providing innovative technological solutions to its customers.

Canopy Merger Sub, Inc.
6280 America Center Drive
San Jose, California 95002
(650) 687-5817

Canopy Merger Sub, Inc. is a Washington corporation and wholly owned subsidiary of HPE that was organized solely for the purpose of entering into the Merger Agreement and completing the merger and the other transactions contemplated by the Merger Agreement. Merger Sub has not conducted any business operations other than in connection with the transactions contemplated by the Merger Agreement. Upon consummation of the merger, Merger Sub will cease to exist as a separate corporation and Cray will continue as the Surviving Corporation.

THE MERGER
The following discussion describes material aspects of the merger. While we believe that the following description covers the material terms of the merger, the description may not contain all of the information that may be important to you. The discussion of the merger in this proxy statement is qualified in its entirety by reference to the Merger Agreement, which is attached as Annex A to this proxy statement and incorporated by reference into this proxy statement. We encourage you to read carefully this entire proxy statement, including the Merger Agreement, for a more complete understanding of the merger.
Background of the Merger
Our Board, together with our senior management, periodically reviews and assesses our long-term strategies and our risks and opportunities as an independent company in light of evolving industry dynamics and technologies and the business environment and other developments in our market. In connection with these reviews, our Board and our senior management have from time to time reviewed and evaluated possible opportunities for strategic partnerships, business combinations, acquisitions, licensing transactions and other financial and strategic alternatives for Cray, including continuing as a standalone company, with a view to maximizing shareholder value.
Since 2017, we received and entered into various purchase orders from HPE. As part of this commercial relationship, our management team communicated and met with HPE. In addition, we regularly discussed potential opportunities for additional commercial relationships with HPE.
On August 8, 2017, at the request of HPE, Mr. Ungaro met with Antonio Neri (then the President of HPE and General Manager of HPE’s Enterprise Group, and, since February 1, 2018, the Chief Executive Officer of HPE), to discuss a possible strategic transaction between HPE and Cray, and on September 7, 2017, Mr. Ungaro met again with Mr. Neri and another representative of HPE. During these meetings, Mr. Neri indicated that, while at that time HPE was unable to pursue a business combination transaction with Cray, it might in the future be interested in exploring such a transaction. On November 17, 2017, Mr. Ungaro informed our Board of these discussions with HPE.
On December 11, 2017, at Mr. Neri’s request, Mr. Ungaro and Brian Henry, our Chief Financial Officer, met with Mr. Neri and Vishal Bhagwati, Senior Vice President of Corporate Development for HPE. At this meeting, Messrs. Neri and Bhagwati indicated that HPE would like to explore a possible business combination transaction with Cray, but that HPE needed to conduct additional financial analysis with respect to such a transaction before making a formal offer.
On December 14, 2017, HPE and Cray entered into a confidentiality agreement, which did not include a “standstill” provision, and on December 18 and 19, 2017, Mr. Bhagwati provided Cray with a proposed meeting agenda and request for information for discussion at a meeting to be held on January 11, 2018 at the offices of HPE.
On January 11, 2018, Mr. Ungaro and Mr. Henry met with Mr. Bhagwati and other representatives of HPE and gave a presentation regarding our business, including certain non-public business and financial information regarding Cray.
On January 15, 2018, representatives of HPE were provided access to a virtual data room containing non-public financial and business information regarding Cray.
On January 19, 2018, Mr. Bhagwati contacted Mr. Henry to provide an update on HPE’s consideration of a potential business combination with Cray. Mr. Bhagwati indicated that HPE was still interested in pursuing such a transaction and that it was continuing to conduct its financial analysis, including with respect to potential synergies and integration opportunities that could be achieved. Mr. Bhagwati provided an indicative timeline for such a transaction and requested additional non-public business and financial information from us to further HPE’s due diligence.
On January 26, 2018, Mr. Bhagwati contacted Mr. Ungaro and Mr. Henry to provide an updated timeline for a potential business combination transaction with Cray and to request additional financial and business information regarding Cray.
On January 29, 2018, our Board held a telephonic meeting, together with members of our senior management and a representative of Cray’s outside legal advisor, Fenwick & West LLP (“Fenwick & West”), present. During the meeting, Mr. Ungaro reviewed the discussions that had occurred between Cray and HPE, and led a discussion regarding a possible business combination transaction with HPE. Our Board then discussed whether to contact other potential bidders to assess their interest in a potential business combination with Cray, and the companies that would have a strategic interest in, and the financial ability to complete, a business combination with Cray. After discussion, our Board determined that contacting other potential parties at that time could negatively affect shareholders by potentially placing Cray’s relationships with certain strategic partners and other commercial relationships at risk, and that this risk outweighed the benefits to shareholders of conducting such an outreach at that time. During the meeting, our Board also discussed whether Cray should engage a financial advisor to assist with a potential sale transaction and our Board’s evaluation of strategic alternatives. Our Board discussed and approved contacting Morgan Stanley, which had previously advised Cray on certain other matters, to evaluate its capabilities and interest in serving as Cray’s financial advisor, based on Morgan Stanley’s qualifications, reputation and knowledge of the industry in which Cray operates, and the technology industry in generally, Morgan Stanley’s experience in similar situations, and its familiarity with Cray. Thereafter, members of our senior management contacted representatives of Morgan Stanley to discuss Morgan Stanley’s representation of Cray as our financial advisor and the proposed terms of such representation.
On February 2, 2018, Mr. Bhagwati contacted Mr. Ungaro to provide an update on HPE’s internal discussions regarding a possible business combination transaction with Cray.
On February 13, 2018, Mr. Bhagwati contacted Mr. Ungaro and indicated that after further discussion among HPE’s senior management team, HPE would not be pursuing a transaction with Cray at that time, but that HPE might re-engage in such a process in the future.
Between February 13, 2018 and September 13, 2018, there were no further discussions between representatives of HPE and representatives of Cray regarding a potential business combination transaction with Cray.
On September 13, 2018, Mr. Neri met with Mr. Ungaro and indicated that HPE was again interested in pursuing a business combination transaction with Cray, and was interested in resuming the parties’ prior discussions regarding a transaction. Mr. Ungaro agreed to provide limited due diligence information to HPE, including updates to the diligence information that was previously provided during the parties’ prior round of discussions.
On September 24, 2018, Mr. Bhagwati contacted Mr. Ungaro and reiterated that HPE was still interested in pursuing a potential transaction with Cray, and that the HPE board of directors had discussed the possibility of a transaction and was supportive of it. Mr. Bhagwati also requested updated business and financial information regarding Cray in support of HPE’s due diligence.
Between September 25, 2018 and October 12, 2018, we provided HPE with non-public technical information, and representatives of Cray and representatives of HPE discussed this information and technology strategies.
On October 12, 2018, we entered into an amended product resell agreement with HPE, which was originally entered into by Hewlett-Packard Company and Seagate System (US) Inc. (“Seagate”) in 2015 and later assigned to Cray as a part of our acquisition of Seagate’s enterprise storage array business.
On October 18, 2018 we provided HPE with financial projections through 2023 that were based on projections that our senior management had previously reviewed with our Board.
On October 22, 2018, Mr. Bhagwati and Mr. Ungaro discussed the status of HPE’s consideration of a potential transaction with Cray.
On October 23, 2018, our senior management spoke with all of the members of our Board and provided an update on the discussions with HPE. In addition, the members of our senior management and the members of our Board discussed the terms on which Cray would engage Morgan Stanley as our financial advisor.
On October 24, 2018, our Board approved the engagement letter with Morgan Stanley by unanimous written consent, and on October 29, 2018, we entered into an engagement letter in which we retained Morgan Stanley as our financial advisor.
On November 2, 2018, Mr. Neri and Mr. Bhagwati had a meeting with Mr. Ungaro, at which Mr. Neri and Mr. Bhagwati presented a non-binding written proposal for HPE to acquire Cray for $25.00 per share in cash (“November 2 Proposal”), which proposal also requested that we enter into an exclusivity agreement prohibiting us from soliciting, or negotiating, other acquisition proposals for a period of 30 days (with automatic extensions for successive seven-day periods, unless terminated by a party) during which HPE would conduct due diligence and definitive agreements would be negotiated.
On November 7 and 8, 2018, our Board held a regular quarterly meeting, together with members of our senior management and representatives of Fenwick & West and, on November 8, representatives of Morgan Stanley, at which our Board and representatives of Morgan Stanley discussed the November 2 Proposal and possible responses to HPE, and the representatives of Fenwick & West discussed the fiduciary duties of our Board. In addition, representatives of Morgan Stanley discussed Morgan Stanley’s preliminary views on Cray’s valuation. After discussion, our Board instructed Morgan Stanley to inform HPE that its proposal of $25.00 per share was insufficient, and to indicate that the Board believed that a price of $40.00 per share would be acceptable to our Board, and that if HPE were to make a proposal in the mid- to high-$30s, our Board would be sufficiently interested to review the revised proposal and engage in further discussions. Our Board and members of senior management then discussed certain long-term financial projections for Cray’s future long-term financial results under various scenarios that had been prepared by our senior management.
Following the board meeting on November 8, 2018, representatives of Morgan Stanley contacted Mr. Bhagwati and informed him that our Board had reviewed the November 2 Proposal and was open to further discussion, but that HPE would need to submit an improved proposal. In response, Mr. Bhagwati requested that Cray make a specific counterproposal.
On November 11, 2018, a representative of Morgan Stanley communicated to Mr. Bhagwati and indicated that HPE’s proposal of $25.00 per share was insufficient, that our Board believed that a price of $40.00 per share would be acceptable, subject to understanding other terms relating to deal certainty and other matters, and that if HPE were to make a proposal in the mid- to high-$30s, our Board would be sufficiently interested to review the revised proposal.
On November 12, 2018, representatives of Deutsche Bank, HPE’s financial advisor, communicated to representatives of Morgan Stanley that it believed that the response Morgan Stanley provided on November 11 did not provide a constructive basis to move forward, as it did not contain a specific counterproposal and lacked justification of Cray’s intrinsic value, and that to the extent Cray was inclined to provide a specific counterproposal with additional information to substantiate its position on value, HPE may be open to discussing it.
On November 16, 2018, Mr. Neri and Mr. Ungaro discussed Cray’s response to the November 2 Proposal and Mr. Ungaro reiterated the response that Morgan Stanley conveyed to Mr. Bhagwati on November 11. Later that day, a representative of HPE’s financial advisor spoke with a representative of Morgan Stanley requesting additional financial information, and an analysis in support of Cray’s view of its valuation.
On November 18, 2018, representatives of Morgan Stanley spoke to Mr. Bhagwati and Tarek Robbiati, Chief Financial Officer of HPE, and reviewed discussions to date, including both parties’ respective views on valuation. Mr. Bhagwati and Mr. Robbiati stated that in order for HPE to provide a revised proposal they would need to receive a specific response to the November 2 Proposal.
On November 25, 2018, our Board held a telephonic meeting, together with members of our senior management and representatives of Morgan Stanley and Fenwick & West. During the meeting, representatives of Morgan Stanley provided an update on the recent discussions with HPE and Morgan Stanley’s preliminary views on Cray’s valuation. Our Board then discussed next steps to continue to evaluate the November 2 Proposal, including strategies for counteroffers or indications of purchase price ranges that might be of interest to Cray, and discussed long-term financial projections prepared by our senior management, and which were consistent with the projections previously discussed with our Board. Subsequently, our Board instructed Morgan Stanley to indicate to HPE that our Board would be willing to support a transaction at a price of $38.00 per share, and to provide HPE with a preliminary valuation analysis of Cray in support of that proposal.
On November 27, 2018, representatives of Morgan Stanley, on behalf of Cray, informed Mr. Bhagwati that our Board indicated a willingness to support a transaction at a price of $38.00 per share, and provided HPE with materials in support of our Board’s view on the appropriate valuation of Cray. The representatives of Morgan Stanley also invited Mr. Bhagwati to submit a revised proposal for our Board to consider.
On December 5, 2018, representatives of Morgan Stanley again spoke with Mr. Bhagwati and reiterated the views on valuation set forth in the materials provided by Morgan Stanley to HPE on November 27, 2018.
On December 10, 2018, representatives of Morgan Stanley provided HPE with additional detail relating to our projections, including additional sales pipeline detail regarding potential Exascale contracts and a “low case” scenario for 2019, which were otherwise consistent with the projections provided in October and November 2018, and Mr. Ungaro and Mr. Henry met with Mr. Bhagwati and Mr. Robbiati, along with representatives of Morgan Stanley and Deutsche Bank, to discuss our projections.
On December 13, 2018, our Board held a telephonic meeting together with members of our senior management and a representative of Fenwick & West. During the meeting, Mr. Ungaro gave an update on the discussions with HPE.
On December 19, 2018, representatives of HPE delivered a revised non-binding written proposal for an acquisition of Cray for $28.00 per share in cash (“December 19 Proposal”), which proposal also requested that we enter into an exclusivity agreement prohibiting Cray from soliciting, or negotiating, other acquisition proposals for a period of 30 days (with automatic extensions for successive seven-day periods, unless terminated by a party).
On December 24, 2018, our Board held a telephonic meeting, together with members of our senior management and representatives of Morgan Stanley and Fenwick & West. During the meeting, our senior management provided an update on discussions with HPE, including a description of the December 19 Proposal and HPE’s views regarding Cray’s valuation. Our Board also discussed our long-term prospects and updated long-term financial projections that reflected an update to the 2018 and 2019 forecast but were otherwise consistent with the projections reviewed on November 25, 2018. Following a discussion with representatives of Morgan Stanley regarding the December 19 Proposal, our Board determined that HPE’s revised offer was insufficient and that a counteroffer to HPE would not be productive, and instructed Morgan Stanley to inform HPE of this determination.

On January 5, 2019, representatives of Morgan Stanley and Deutsche Bank discussed the December 19 Proposal, and valuations that might be acceptable to each party, but did not reach any agreement on a valuation that could be acceptable to both parties. There were no further discussions between HPE and Cray regarding a potential business combination between January 5, 2019 and March 5, 2019.
On March 5, 2019, Mr. Neri and Mr. Ungaro discussed the potential for a business combination between HPE and Cray.
On April 5, 2019, Mr. Bhagwati contacted a representative of Morgan Stanley to re-affirm HPE’s interest in a strategic transaction with Cray, and proposed an increase in the proposed price to $34.00 per share. Mr. Bhagwati subsequently delivered to representatives of Morgan Stanley a written, non-binding proposal for HPE to acquire Cray for $34.00 per share in cash (“April 5 Proposal”), which proposal also requested that we enter into an exclusivity agreement prohibiting Cray from soliciting, or negotiating, other acquisition proposals for a period of 30 days, automatically extended for successive seven-day periods unless terminated by a party. The proposed price of $34.00 per share was approximately 26.3% higher than the closing price of Cray common stock on April 4, 2019.
Between April 6, 2019 and April 7, 2019, Mr. Neri contacted Mr. Ungaro to re-affirm the April 5 Proposal and discuss HPE’s interest in the strategic transaction with Cray.
On April 8, 2019, our Board held a telephonic meeting, together with members of our senior management and representatives of Morgan Stanley and Fenwick & West. During the meeting, our Board, senior management and representatives of Morgan Stanley and Fenwick & West discussed the April 5 Proposal, the discussions that had occurred between Cray and HPE, and HPE’s request for an exclusivity agreement. Our Board and senior management then discussed the challenges faced by Cray as an independent company,as described in “—Recommendation of Our Board and Reasons for the Merger” beginning on page 21 of this proxy statement. Our Board and senior management also discussed timing considerations relating to announcements of possible contract awards for exascale computer systems (that is, computing systems capable of at least a billion billion, i.e., a quintillion, calculations per second) that were to be awarded as part of the Department of Energy’s “CORAL-2” procurement. Our Board, senior management and representatives of Morgan Stanley and Fenwick & West then discussed possible responses, including strategies for obtaining an increased proposal from HPE and for determining interest in Cray from other potential bidders that might be interested in, and able to consummate, an acquisition of Cray. Our Board and representatives of Morgan Stanley discussed the fact that no other parties had expressed interest in an acquisition of Cray and the fact that few other companies might be able to achieve meaningful synergies in a combination with Cray. In addition, our Board discussed the risks that might result from rumors that Cray was involved in an acquisition process, including risks to potential business opportunities, and risks to a transaction with HPE. Following this discussion, our Board identified two public companies (“Company A” and “Company B”), that it believed were most likely to have strategic interest in, and financial ability to complete, a business combination with Cray, and our Board authorized our senior management to contact Company A and Company B to ascertain whether they would be interested in discussing a business combination transaction with Cray. Our Board and representatives of Morgan Stanley discussed whether Cray should also reach out to other potential parties and determined that such other parties would likely not be interested in exploring a business combination with Cray at the valuation proposed by HPE, or unable to do so in a timeframe that would not jeopardize the proposed transaction with HPE, or that such outreach could negatively affect other commercial relationships. Our Board also noted that the terms of any merger agreement that it would enter into would permit interested parties to make an unsolicited proposal following announcement of a transaction.
On April 9, 2019, Mr. Ungaro contacted the chief executive officer of Company A to discuss Company A’s interest in a potential business combination transaction with Cray. That same day, Mr. Ungaro also contacted a corporate vice president and general manager of Company B to discuss Company B’s interest in a potential business combination transaction with Cray.
On April 10, 2019, our Board held a telephonic meeting, together with members of our senior management and representatives of Morgan Stanley and Fenwick & West. During the meeting, representatives of Morgan Stanley discussed the April 5 Proposal and possible responses, our Board and representatives of Morgan Stanley discussed Cray’s valuation and our Board reviewed updated long-term financial projections prepared by our senior management. These projections reflected an updated forecast for 2019 that included updated projected 2024 results, but otherwise did not differ materially from the projections reviewed with our Board on December 24, 2018. Representatives of Fenwick & West discussed the fiduciary duties of our Board. Mr. Ungaro then provided an update on the most recent discussions with representatives of Company A and Company B, and timing considerations relating to Cray’s negotiations and possible timing of potential contracts for exascale systems. Our Board then directed senior management and Morgan Stanley to respond to HPE and seek an increase in price to $37 per share.
On April 11, 2019, we entered into a confidentiality agreement with Company A. The confidentiality agreement included a “standstill” provision that generally prohibited Company A from making public proposals to acquire Cray, acquiring Cray securities or taking similar actions, and which provided that the standstill provision would no longer apply following any the execution by Cray of a definitive acquisition agreement with another party or the commencement of a tender offer for 50% or more of Cray’s outstanding voting power.
On April 12, 2019, Mr. Ungaro and Mr. Henry met with representatives of Company A to discuss a possible business combination transaction with Cray.
On April 14, 2019, our senior management provided representatives of Company A with non-public business and financial information regarding Cray, and on April 14 and 15, 2019, Mr. Ungaro spoke further with representatives of Company A regarding the possibility of a business combination transaction with Cray. Mr. Henry provided representatives of Company A with information on April 14 and April 17, 2019, and discussed that information with them on April 18, 2019.
On April 15, 2019, representatives of Morgan Stanley responded to HPE by seeking an increase in HPE’s price to $37 per share, as instructed by our Board.
On April 15 and April 16, 2019, members of our senior management, including Mr. Ungaro and Mr. Scott, had discussions with representatives of Company A to discuss certain business, technical and financial information regarding Cray. Thereafter, the representatives of Company A requested additional non-public business and financial information regarding Cray.
Also on April 16, 2019, a representative of Company B indicated to Mr. Ungaro that Company B was continuing to evaluate a potential transaction with Cray, but such representative had no further updates at such time. Company B did not subsequently indicate any interest in pursuing a possible business transaction with Cray.
On April 17, 2019, Mr. Neri communicated verbally to representatives of Cray that HPE would be willing to increase its offer to $35.00 per share, and indicated that it was not prepared to increase it any further. Mr. Neri renewed HPE’s prior request that Cray agree to negotiate with HPE on an exclusive basis. Also on April 17, 2019, Mr. Ungaro spoke further with the chief executive officer of Company A regarding a possible business combination transaction with Cray.
On April 19, 2019, our Board held a telephonic meeting, together with members of our senior management and representatives of Morgan Stanley and Fenwick & West. During the meeting, our Board and representatives of Morgan Stanley and Fenwick & West discussed HPE’s proposed increase in the purchase price to $35.00 per share and our Board reviewed our long-term financial projections that were consistent with the projections reviewed at the meeting of our Board on April 10, 2019. Representatives of Morgan Stanley discussed Morgan Stanley’s preliminary views on Cray’s valuation. Mr. Ungaro then led a discussion regarding the most recent discussions with Company A and the fact that Company B had not expressed interest in pursuing a transaction with Cray. Our Board discussed possible responses to HPE. It was the consensus of our Board that the appropriate response to HPE would depend on the level of acquisition interest expressed by Company A and whether HPE delivered a written offer to confirm its April 17 verbal offer. Our Board and senior management also discussed timing considerations relating to announcements of possible contract awards for exascale computer systems that were to be awarded as part of the Department of Energy’s “CORAL-2” procurement. Following discussion, the Board directed our senior management to enter into an exclusivity agreement with HPE if Company A did not express interest in pursuing a business combination transaction and HPE delivered a written offer confirming its proposed $35.00 per share purchase price.
On April 20, 2019, the Chief Executive Officer of Company A indicated to Mr. Ungaro that Company A was no longer interested in pursuing a business combination transaction with Cray.
On April 21, 2019, representatives of HPE delivered a revised written non-binding offer for HPE to acquire Cray for $35.00 per share in cash, which proposal also requested that we enter into an exclusivity agreement prohibiting Cray from soliciting, or negotiating, other acquisition proposals for a period of 30 days, automatically extended for successive seven-day periods unless terminated by a party. This proposal was accompanied by a detailed list of materials requested by HPE for review as part of its due diligence process. The proposed price of $35.00 per share was approximately 28.4% higher than the most recent closing price of Cray common stock and approximately 32.9% higher than the average closing price of Cray common stock over the 30-day period prior to April 21, 2019.
On April 22, 2019, the parties negotiated and entered into the exclusivity agreement prohibiting Cray from soliciting, or negotiating, other acquisition proposals for a period of 30 days (and without any provision for automatic extension thereafter).
On April 24, 2019 to April 26, 2019, representatives of Cray and HPE held business, financial and technical due diligence meetings at HPE’s headquarters in San Jose, California. Mr. Ungaro and Mr. Henry attended the meetings in person and members of Cray senior management called in for various portions of the meetings.
Commencing on April 26, 2019, Cray provided representatives of HPE and its advisors, including representatives from HPE’s outside legal advisor, Wachtell, Lipton, Rosen & Katz (“Wachtell Lipton”), with access to an electronic data room containing due diligence information regarding Cray.

During the period from April 26, 2019 to May 16, 2019, representatives of HPE and its advisors conducted a further due diligence review of Cray, including a number of in-person and telephonic meetings with members of our senior management and other personnel.
On the evening of April 30, 2019, HPE and Wachtell Lipton delivered a draft merger agreement (“draft merger agreement”), to representatives of Cray and Fenwick & West. Among other things, the draft merger agreement proposed (i) a termination fee of 5.0% of Cray’s equity value at the transaction price, (ii) that several of Cray’s representations and warranties would be tested as a condition to the closing of the Merger without reference to whether a breach had a “Material Adverse Effect”, (iii) restrictions on Cray’s ability to enter into new contracts with customers and suppliers without HPE’s consent prior to closing and (iv) an outside date of six months that automatically extended in three-month increments if necessary to obtain regulatory approval.
Also on April 30, 2019, we provided HPE with the financial projections through 2023 that were consistent with the projections that had been discussed with our Board at its April 19, 2019 meeting.
On May 2 and 3, 2019, our Board held a regular quarterly meeting, together with members of our senior management and representatives of Fenwick & West and, on May 3, representatives of Morgan Stanley. During this meeting, representatives of Fenwick & West discussed the fiduciary duties of our Board and reviewed terms of the draft merger agreement, and the directors provided direction to the representatives of Fenwick & West regarding the positions to be taken regarding those issues.
On May 6, 2019, representatives of Fenwick & West provided representatives of Wachtell Lipton with Cray’s proposed revisions to the draft merger agreement. The proposed revisions provided for, among other things, (i) a termination fee equal to 2% of Cray’s equity value at the transaction price (and limited the circumstances under which a fee would be payable during the “tail period” of 12 months after the merger agreement was terminated), (ii) that certain of the representations and warranties of the Company would be brought down subject to materiality and Material Adverse Effect qualifications, (iii) removed the restrictions on Cray’s ability to enter into contracts with customers and suppliers in the ordinary course of its business and (iv) that provided for an outside date of six months with one automatic extension of three months if necessary to obtain regulatory approval. Between May 6, 2019 and May 16, 2019, Fenwick and West and Wachtell Lipton continued to negotiate the draft merger agreement.
On May 7, 2019, the U.S. Department of Energy announced a contract with Cray to build an exascale computer system at Oak Ridge National Laboratory, with the total contract award valued at more than $600 million. In addition, after the market closed on May 7, Cray announced its results of operations for the first quarter of 2019. On May 8, 2019, following these announcements, the closing price of Cray common stock was $27.87, an increase of approximately 6.3% from the closing price of Cray common stock on May 6, 2019.
On May 9, 2019, following agreement by HPE and Cray on the purchase price, HPE communicated to Mr. Ungaro the terms of an employment agreement with HPE (“HPE Employment Agreement”) pursuant to which Mr. Ungaro will become a member of the management of HPE’s Hybrid IT Group and from May 9, 2019 through May 16, 2019, HPE and Mr. Ungaro, who was advised by separate counsel, negotiated such terms, and the form of the HPE Employment Agreement, which was executed by Mr. Ungaro and HPE concurrently with the execution of the merger agreement.
On May 12, 2019, our Board held a telephonic meeting, together with members of our senior management and representatives of Morgan Stanley and Fenwick & West. During the meeting, representatives of Morgan Stanley discussed Morgan Stanley’s preliminary views on Cray’s valuation. Our Board and members of senior management also discussed the projections to be used by Morgan Stanley in connection with rendering its fairness opinion to our Board.  Our Board and members of senior management discussed the fact that the projections reflected likely future large sales of Cray’s exascale-class computer systems, and our Board and senior management noted that there was risk that the current demand for these systems might not continue over the long term as a result of anticipated competition from larger competitors, cloud-based competitors, and the challenges of competing against local vendors in other countries. Accordingly, our Board directed senior management to include in such projections an alternative view of 2024 (referred to as “Scenario B”) that reflected a more conservative view of the long-term uncertainties in the market for exascale-class computer systems, to be used by Morgan Stanley together with the projections that had been reviewed by our Board on April 19, 2019 (referred to as “Scenario A”).
On May 14, 2019, our Board held a telephonic meeting, together with members of our senior management and representatives of Morgan Stanley and Fenwick & West. During this meeting, representatives of Fenwick & West discussed the issues under negotiation in the merger agreement, and the directors provided direction to the representatives of Fenwick & West regarding the positions to be taken regarding those issues. Mr. Ungaro then described the HPE Employment Agreement, and his negotiations with HPE regarding this agreement, to the Board. Our Board and the representatives of Morgan Stanley then reviewed the discussions that had taken place with HPE, and also discussed the financial projections that had been prepared by our senior management, including the 2024 Scenario B projections that had been prepared following the May 12 meeting of our Board and the Scenario A projections that had been reviewed by our Board at its April

19 and May 12 meetings. Representatives of Morgan Stanley then reviewed with our Board Morgan Stanley’s preliminary views on Cray’s valuation.
Between May 11 and May 16, 2019, the parties and their counsel continued to negotiate the terms of the draft merger agreement, with the parties ultimately agreeing that the merger agreement would provide, among other things, (i) for a termination fee equal to 3% of Cray’s equity value at the transaction price, with limited circumstances under which such fee would be payable during the 12-month tail period after the merger agreement was terminated, (ii) that certain of the representations and warranties of Cray would be brought down subject to materiality and Material Adverse Effect qualifications, (iii) that Cray would have the ability to enter into new customer contracts in the ordinary course of its business, subject to HPE having limited consent rights with respect to certain adverse contract terms and (iv) that provided for an outside date of six months, with two automatic extensions (the first for four months, and the second for three months) if necessary to obtain regulatory approval.
On May 16, 2019, the parties completed the negotiation of the draft merger agreement.
Later on May 16, 2019, our Board held a telephonic meeting, together with members of our senior management and representatives of Morgan Stanley and Fenwick & West. Representatives of Morgan Stanley discussed with our Board Morgan Stanley’s financial analysis of the proposed per share consideration of $35.00 in cash. Following such discussion, Morgan Stanley rendered its oral opinion, which was subsequently confirmed by delivery of a written opinion dated as of May 16, 2019, that, as of such date and based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Morgan Stanley as set forth in its written opinion, the merger consideration to be received by the holders of shares of our common stock (other than those shares specified in the written opinion) pursuant to the Merger Agreement was fair from a financial point of view to such holders of shares of our common stock.
Our Board also considered that our projections include assumptions relating to (i) the probability of winning certain significant government and other customer contracts for which we had submitted or planned to submit bids as of the date of the projections, (ii) the revenue (including the conditions to the receipt thereof) we would receive pursuant to such contracts (if awarded) and other related financial consequences to us and (iii) the impact such contracts (including the identity of the customers) could have on our financial results, reputation and prospects, in each case taking into account the information available to us at such time.
Following the presentation by representatives of Morgan Stanley, and such other deliberations, a representative of Fenwick & West discussed the fiduciary duties of our Board in connection with the proposed merger agreement, and reviewed with our Board the principal terms of the proposed merger agreement with HPE, including, among other things, (i) the consideration of $35.00 per share in cash and lack of any financing contingency or financing condition on HPE’s obligation to pay the purchase price upon the satisfaction of closing conditions, (ii) the treatment of Cray’s equity incentives, (iii) closing conditions and estimated closing timing, (iv) the definition of “material adverse effect”, (v) key covenants, including the efforts required to obtain regulatory clearances, (vi) covenants regarding Cray’s conduct of its business between signing and closing, including its ability to enter into new customer and supplier contracts, (vii) certain terms regarding Cray’s employees, (viii) the deal protection provisions, including with respect to non-solicitation of offers and termination fee and the events under which the termination fee would be payable and (ix) the termination provisions, including the “outside date” by which either party could terminate the merger agreement if the merger had not been consummated by such time. The representative of Fenwick & West then reviewed with our Board key aspects of the process followed by our Board in the exercise of their fiduciary duties to our shareholders.
The representative of Fenwick & West also reviewed with our Board a proposed amendment to our bylaws to provide that certain types of shareholder litigation be brought exclusively in the Superior Court of the State of Washington in King County (or if such court does not have jurisdiction, any other state of federal court in the State of Washington), in light of the court’s experience in considering matters relating to the duties of corporate officers and directors and the rights of shareholders and the benefit of reducing the potentially inconsistent and conflicting results, and attendant costs, of having litigation proceed in multiple jurisdictions.
After careful deliberation, including consideration of the factors described in “—Recommendation of Our Board and Reasons for the Merger” beginning on page 21 of this proxy statement, our Board unanimously (i) determined that the merger agreement and the transactions contemplated thereby, including the merger, are fair to, and in the best interests of, Cray and its shareholders, (ii) approved the merger agreement and the transactions contemplated by the merger agreement, including the merger, (iii) directed that the approval of the merger agreement, the merger and the principal terms thereof be submitted to a vote of the shareholders of Cray and (iv) recommended the approval of the merger agreement, the merger and the principal terms thereof by the shareholders of Cray. Our Board also unanimously approved the amendment of Cray’s bylaws to provide that certain types of shareholder litigation be brought exclusively in the Superior Court of the State of Washington in King County (or if such court does not have jurisdiction, any other state of federal court in the State of Washington).

Following the conclusion of the board meeting on May 16, 2019, Cray and HPE executed the merger agreement.
On May 17, 2019, prior to the opening of the financial markets that day, HPE and Cray issued a press release publicly announcing entry into the merger agreement.

Recommendation of Our Board and Reasons for the Merger
At a meeting of our Board on May 16, 2019, our Board unanimously (1) approved and declared advisable the Merger Agreement, (2) approved the execution, delivery and performance of the Merger Agreement and the consummation of the transactions contemplated thereby and (3) determined that the Merger Agreement and the transactions contemplated thereby are advisable, fair to and in the best interests of Cray and our shareholders. Our Board unanimously recommends that you vote (i) “FOR” the adoption of the Merger Agreement, (ii) “FOR” the advisory compensation proposal and (iii) “FOR” the adjournment proposal. In evaluating the merger and the Merger Agreement, our Board consulted with our senior management as well as our legal and financial advisors. In determining to approve the Merger Agreement and the merger and recommend that Cray shareholders vote their shares of our common stock in favor of the proposal to approve the Merger Agreement and the merger, our Board considered a number of factors in favor of the merger, including the following (not necessarily in order of relative importance):
that our shareholders will be entitled to receive merger consideration of $35.00 per share in cash upon the closing of the merger, providing liquidity and certainty of value as compared to the uncertain future long-term value that our shareholders might or might not realize if we remained an independent public company, enabling them to realize value that had been created by Cray while eliminating the long-term risks of their investment in Cray common stock;

•	the fact that the merger consideration represents:

◦	an 18.2% premium over our closing share price of $29.61 on May 15, 2019; and

◦	an 27.7% premium over our average closing share price over the 30 days prior to May 15, 2019.

•
the financial analyses presented to our Board by Morgan Stanley, as more fully described in “—Opinion of Morgan Stanley & Co. LLC” beginning on page 24 of this proxy statement, and our Board’ assessment, taking into account such financial analyses, of Cray’s value on a standalone basis relative to the $35.00 per share of our common stock in cash to be paid in the merger;

•
the oral opinion of Morgan Stanley to our Board on May 16, 2019, which was subsequently confirmed by delivery of a written opinion dated as of such date, that, as of such date and based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Morgan Stanley as set forth in its written opinion, the merger consideration to be received by the holders of shares of our common stock (other than those shares specified in the written opinion) pursuant to the Merger Agreement was fair from a financial point of view to such holders of shares of our common stock;

•
its belief, based on discussions and negotiations by our senior management and advisors with HPE and other potentially interested parties, that the merger consideration (which HPE increased from an initial $25.00 per share of our common stock to the final $35.00 per share of our common stock during the course of negotiations, as described in “—Background of the Merger” beginning on page 14 of this proxy statement) was the highest price HPE or any other interested party would be willing to pay;

•
its familiarity with our business, operations, assets, properties, business strategy and competitive position, and the nature of the industries in which we operate, industry trends, and economic and market conditions, both on a historical and on a prospective basis;

•
its belief that, based on its knowledge and discussions with our senior management regarding our business, financial condition, results of operations, competitive position, business strategy and prospects, as well as the risks (including the risks described in our filings with the SEC) involved in, and the timing and likelihood of actually achieving additional value for Cray shareholders from, successfully executing on our business strategy, that on a risk-adjusted basis, remaining independent and executing on Cray’s business strategy was not reasonably likely to create sustainable value for our shareholders, the present value of which would be greater than the merger consideration;

•
its belief that the risks of Cray continuing to compete in the high-end of the supercomputing segment of the high performance computing market, which is highly dependent on the demand for products by the U.S. Government and other governmental entities, is characterized by unpredictable and extended sales lead times, and is increasingly dominated by larger companies and is subject to potential significant future competition from companies offering cloud-based supercomputing services, outweighed Cray’s potential of expanding its business beyond its traditional customer base;

•	our prospects and risks if we were to remain an independent company, including:

•
our ability to continue to compete in the high end of the supercomputing segment of the high-performance computing market, which is increasingly dominated by larger companies and is subject to potential significant future competition from companies offering cloud-based supercomputing services;

•
our need to make significant investments to build our capabilities to expand beyond our traditional markets, primarily in data analytics, artificial intelligence and storage and data management opportunities, and the risk that any such investments may not be successful;

•
challenges resulting from our scale, which limits our ability to make the investments that are needed to take advantage of emerging market opportunities, and can prevent us from receiving pricing on components achievable by larger competitors;

•
the need to raise additional financing to enable us to invest in new products targeting new market opportunities, fund near-term losses (including research and development expenses ahead of anticipated revenue), and expand manufacturing capacity, and the risk that adequate financing might not be available when needed or on acceptable terms;

•
our growing challenges faced in serving the high end of the supercomputing segment of the high-performance computing market, including the potential for decreasing overall demand for supercomputers, the trend of reduced product differentiation between generations of processors, and the fact that the industry is highly competitive and cyclical, and is subject to constant and rapid technological change that requires lengthy and technically challenging development processes, and the difficulties in responding to these challenges compared to larger competitors;

•
our significant fluctuations in our operating results due to a limited number of system sales in a given period, and long sales cycles and customer acceptance processes, making predicting revenue and operating expenses difficult,

•
the continuing commoditization of high-performance computing hardware and growing commoditization of software, which has resulted in increased pricing pressure and adverse effects on our gross margins;

•
our dependence on continued demand for supercomputers, which fluctuates based on numerous factors, including macroeconomic trends, capital spending levels, political conditions and continued customer growth, and are subject to the risk of technological trends, such as the slowing of microprocessor improvements, and changes in customer’s spending priorities;

•
the unpredictability of our future operating results as a result of its dependence on large procurements by a small number of customers, including the U.S. and foreign governments and large enterprises, and the long and unpredictable sales cycle involved in these procurements;

•
other risks and uncertainties discussed in our public filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2018 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, which are incorporated herein by reference;

•
the fact that the merger consideration consists solely of cash, which provides certainty of value and liquidity to our shareholders and does not expose them to any future risks related to the business or the financial markets generally, as compared to a transaction in which shareholders receive shares or other securities, or as compared to Cray remaining independent; the fact that HPE’s obligation to consummate the transaction is not subject to any financing condition, and our ability to specifically enforce HPE’s obligations under the Merger Agreement (including HPE’s obligations to consummate the merger) as well as, HPE’s obligations to consummate the merger;

•
its belief, following consultation with legal counsel, that the transaction with HPE presented a limited risk of not achieving regulatory clearance including the obligations of HPE and Cray to use reasonable best efforts to take actions that may be reasonably necessary to obtain approvals or clearances from applicable antitrust authorities;

•
its belief that the conditions to closing in the Merger Agreement (as described in “The Merger Agreement—Conditions to the Closing of the Merger” beginning on page 57 of this proxy statement), including the definition of “Material Adverse Effect” in the Merger Agreement (as described in “The Merger Agreement—Representations and Warranties—Definition of Material Adverse Effect” beginning on page 47 of this proxy statement) provide a high degree of likelihood that the merger will be consummated;

•
its belief, based on our Board’s general knowledge of HPE’s business, operations, management, reputation and financial condition, that there was a high probability that the merger would be successfully consummated on the agreed-upon terms after a merger agreement was entered into with HPE;

•
that our Board, with the assistance of our senior management and Morgan Stanley, considered other parties that would be most likely to have a strategic interest in, and financial ability to complete, a business combination with Cray and solicited the interest of such parties, that neither of the parties contacted indicated an interest in pursuing a transaction, that Cray had not received any unsolicited proposals for an acquisition transaction, and that our Board believed that other parties would likely not be interested in exploring a business combination with Cray at the valuation proposed by HPE, or would be unable to do so in a timeframe that would not jeopardize the proposed HPE transaction, or, that any benefit from such an outreach would be outweighed by the risk that such an outreach could jeopardize other commercial relationships;

•
our right under the Merger Agreement to respond to third parties submitting acquisition proposals by providing information subject to a confidentiality agreement, and to engage in negotiations or discussions with such persons, if our Board, prior to taking any such actions, determines in good faith that such acquisition proposal either constitutes a “superior proposal” or could reasonably be expected to lead to or result in a “superior proposal” (as described in “The Merger Agreement—Termination of the Merger Agreement” beginning on page 59 of this proxy statement);

•
the right of our Board, under certain circumstances specified in the Merger Agreement, to withdraw or rescind its recommendation that our shareholders approve the merger in the event that a “superior proposal” is made to Cray or an “intervening event” with respect to Cray occurs, subject to certain conditions set forth in the Merger Agreement (including HPE’s right to have an opportunity to revise the terms of the Merger Agreement) and Cray’s obligation to pay the termination fee of $46 million in the event that HPE were to terminate the Merger Agreement following such withdrawal.

•
our ability to terminate the Merger Agreement in order to enter into a definitive agreement that our Board determines to be a “superior proposal,” subject to certain conditions set forth in the Merger Agreement (including HPE’s right to have an opportunity to revise the terms of the Merger Agreement) and our obligation to pay the termination fee of $46 million;

•
its belief, after discussion with our advisors, that the termination fee of $46 million, which constitutes approximately 3.0% of our equity value in the merger, would not preclude or substantially impede a possible superior proposal from being made;

•
the requirement that the merger will only be effective if approved by the holders of at least a majority of all outstanding shares of our common stock and the absence of any voting commitments by management or other shareholders, providing our shareholders with the right to approve or disapprove of the merger;

•	the fact that our shareholders will be entitled to dissenters’ rights under Washington law;

•
its belief that the Merger Agreement’s restrictions on our ability to take certain actions during the pendency of the merger will not unduly interfere with our ability to operate its business in the ordinary course;

•	the fact that the merger does not require the approval of HPE’s stockholders, with the attendant risks associated with such a vote;

•
its belief that the terms of the Merger Agreement, taken as a whole, provide a high degree of protection against the risk that the consummation of the merger will be unduly delayed or that the merger will not be consummated;

•	that the Merger Agreement was the product of arms-length negotiations and contains terms and conditions that are, in our Board’s view, favorable to Cray and its shareholders; and

•	the continued costs, risks and uncertainties associated with continuing to operate independently as a public company.
In addition, our Board considered a number of uncertainties, risks and other factors weighing against the merger in its deliberations, including the following (not necessarily in order of relative importance):

•
the non-solicitation provisions of the Merger Agreement that restrict our ability to solicit or, subject to certain exceptions, engage in discussions or negotiations with third parties regarding a proposal to acquire Cray, and the fact that, upon termination of the Merger Agreement under certain specified circumstances, Cray will be required to pay a termination fee of $46 million, which could have the effect of discouraging alternative proposals for a business combination with Cray or reduce the price of such proposal;

•
the fact that the all-cash price, while providing relative certainty of value, would not allow our shareholders to participate in any future appreciation of HPE’s stock or in the value of any future earnings or growth of Cray including additional value Cray could generate as an independent company from the future sale of additional exascale systems;

•
the fact that the Merger Agreement restricts Cray’s ability to engage in certain activities between the date of the Merger Agreement and the effective time of the merger, and that these restrictions could prevent Cray from taking advantage of business opportunities, such as potential acquisitions, which would be advisable if Cray were to remain an independent company;

•
the fact that the merger may not be consummated unless and until specified conditions are satisfied or waived as more fully described in “Terms of the Merger Agreement—Conditions to Closing of the Merger” beginning on page 57 of this proxy statement, and the right of HPE to terminate the Merger Agreement under certain circumstances;

•
the potential risk and costs to Cray related to the announcement of the merger and the possibility that the merger does not close, including the potential distraction of employee and management attention during the pendency of the merger, possible employee attrition, the possible impact on existing and prospective customers and business partners, the potential effect on existing relationships with other parties, and the impact that the failure of the merger to close could have on the trading price of shares of our common stock, Cray’s operating results (including the costs incurred in connection with the transactions) and Cray’s ability to maintain sales;

•	the risk of a delay in receiving, or a failure to receive, the required regulatory clearances for the merger; and

•
the fact that receipt of the merger consideration in exchange for shares of our common stock pursuant to the merger would generally be a taxable transaction for United States federal income tax purposes as more fully described in the section entitled “—Certain U.S. Federal Income Tax Consequences of the Merger” beginning on page 41 of this proxy statement.

During its consideration of the merger, our Board also was aware of the fact that some of Cray’s directors and executive officers have interests in the merger that differ from or are in addition to their interests as those of Cray shareholders generally, which interests are described in “—Interests of Our Directors and Executive Officers in the Merger” beginning on page 33 of this proxy statement.
The foregoing description of the information and factors considered by our Board is not meant to be an exhaustive but is believed to address the material information and factors considered. In view of the wide variety of factors considered by our Board, it did not consider it practicable to, nor did it attempt to, quantify or to give relative weights to the various factors in reaching its determinations and recommendation. Moreover, in considering the factors discussed above, each individual director applied his or her own personal business judgment to the process and may have given different weights to different factors. Our Board did not undertake to make any specific determination as to whether any factor, or any particular aspect of any factor, supported or did not support its ultimate determination. Our Board based its recommendation on the totality of the information presented.
Opinion of Morgan Stanley & Co. LLC
The oral opinion of Morgan Stanley to our Board on May 16, 2019, which was subsequently confirmed by delivery of a written opinion dated as of such date, that, as of such date and based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Morgan Stanley as set forth in its written opinion, the merger consideration to be received by the holders of shares of Cray common stock (other than those shares specified in the written opinion) pursuant to the Merger Agreement was fair from a financial point of view to such holders of shares of Cray common stock.
Morgan Stanley was retained by Cray to act as its financial advisor in connection with the merger and to provide financial advisory services in connection with the merger. Cray selected Morgan Stanley to act as its financial advisor based on Morgan Stanley’s qualifications, expertise and reputation, and its knowledge and understanding of Cray’s business and affairs. On May 16, 2019, Morgan Stanley rendered its oral opinion, subsequently confirmed by delivery of a written opinion dated May 16, 2019, to the effect that, as of such date, and based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Morgan Stanley as set forth in its written opinion, the merger consideration to be received by the holders of shares of Cray common stock (other than those shares specified in the written opinion) pursuant to the Merger Agreement was fair from a financial point of view to such holders of shares of Cray common stock.
The full text of the written opinion of Morgan Stanley dated May 16, 2019, is attached as Annex B to this proxy statement, and is incorporated by reference in its entirety. The opinion sets forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by Morgan Stanley in rendering its opinion. The summary of the opinion of Morgan Stanley set forth in this proxy statement is qualified in its entirety by reference to the full text of the opinion. You are encouraged to, and should, read Morgan Stanley’s opinion and the summary of Morgan Stanley’s opinion below carefully and in their entirety. Morgan Stanley’s opinion was directed to our Board, in its capacity as such, and addressed only the fairness from a financial point of view of the merger consideration to be received by Cray shareholders (other than the holders of those shares specified in the written opinion) pursuant to the Merger Agreement as of the date of the opinion and did not address any other aspects or implications of the merger. Morgan Stanley’s opinion was not intended to, and does not, constitute advice or a recommendation to any Cray shareholder as to how to vote at the special meeting to be held in connection with the merger or whether to take any other action with respect to the merger.
For purposes of rendering its opinion, Morgan Stanley, among other things:

•	reviewed certain publicly available financial statements and other business and financial information of Cray;

•	reviewed certain internal financial statements and other financial and operating data concerning Cray;

•	reviewed certain financial projections prepared by the management of Cray (for more information, see “—Financial Projections” beginning on page 31 of this proxy statement);

•	discussed the past and current operations and financial condition and the prospects of Cray with senior executives of Cray;

•	reviewed the reported prices and trading activity for Cray common stock;

•	compared the financial performance of Cray and the prices and trading activity of Cray common stock with that of certain other publicly-traded companies comparable with Cray, and their securities;

•	reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions;

•	participated in discussions with representatives of Cray and its legal advisors with respect to Cray’s negotiations with HPE and its financial and legal advisors;

•	reviewed a draft of the Merger Agreement dated May 16, 2019, and certain related documents; and

•	performed such other analyses and reviewed such other information and considered such other factors as Morgan Stanley deemed appropriate.
In arriving at its opinion, Morgan Stanley assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to it by Cray, and formed a substantial basis for its opinion. With respect to the financial projections, Morgan Stanley assumed that they had been reasonably prepared on bases reflecting the best then-currently available estimates and judgments of the management of Cray of the future financial performance of Cray. In addition, Morgan Stanley assumed that the merger will be consummated in accordance with the terms set forth in the Merger Agreement without any waiver, amendment or delay of any terms or conditions, including, among other things, that the definitive Merger Agreement would not differ in any material respect from the draft thereof furnished to it. Morgan Stanley assumed that in connection with the receipt of any necessary governmental, regulatory or other approvals and consents required for the merger, no delays, limitations, conditions or restrictions will be imposed that would have a material adverse effect on the contemplated benefits expected to be derived in the merger. Morgan Stanley did not express any view on, and its opinion did not address, any other term or aspect of the Merger Agreement or the transactions contemplated thereby or any term or aspect of any other agreement or instrument contemplated by the Merger Agreement or entered into or amended in connection therewith. Morgan Stanley is not a legal, tax or regulatory advisor. Morgan Stanley is a financial advisor only and relied upon, without independent verification, the assessment of Cray and its legal, tax or regulatory advisors with respect to legal, tax or regulatory matters. Morgan Stanley expressed no opinion with respect to the fairness of the amount or nature of the compensation to any of Cray’s officers, directors or employees, or any class of such persons, relative to the merger consideration to be received by Cray shareholders in the merger. Morgan Stanley was not requested to make, and did not make, any independent valuation or appraisal of the assets or liabilities of Cray, nor was it furnished with any such valuations or appraisals. Morgan Stanley’s opinion was necessarily based on financial, economic, market, tax and other conditions as in effect on, and the information made available to Morgan Stanley as of, May 16, 2019. Events occurring after such date may affect Morgan Stanley’s opinion and the assumptions used in preparing it, and Morgan Stanley did not assume any obligation to update, revise or reaffirm its opinion.
Summary of Financial Analyses
The following is a summary of the material financial analyses performed by Morgan Stanley in connection with its oral opinion and the preparation of its written opinion dated May 16, 2019, to our Board. The following summary is not a complete description of Morgan Stanley’s opinion or the financial analyses performed and factors considered by Morgan Stanley in connection with its opinion, nor does the order of analyses described represent the relative importance or weight given to those analyses. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before May 16, 2019, which was the last trading day prior to the meeting of our Board on May 16, 2019, to approve the Merger Agreement and the transactions contemplated thereby, including the merger. The various analyses summarized below were based, as applicable, on the closing price of $29.81 per share of Cray common stock as of May 16, 2019, and are not necessarily indicative of current market conditions.
Some of the financial analyses summarized below are included in tabular format. In order to fully understand the financial analyses, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. The analyses listed in the tables and described below must be considered as a whole. Considering any portion of such analyses and of the factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying Morgan Stanley’s opinion.
In performing the financial analyses summarized below and arriving at its opinion, Morgan Stanley used and relied upon the management case provided by Cray management. For more information, see “—Financial Projections” beginning on page 31 of this proxy statement. In accordance with discussions with Cray, Morgan Stanley also used and relied upon certain financial projections based on Wall Street research reports (“street case”).
Public Trading Comparables Analysis
Morgan Stanley performed a public trading comparables analysis, which attempts to provide an implied value of a company by comparing it to similar companies that are publicly traded.
Morgan Stanley reviewed and compared certain publicly available and internal financial information (including the management case and certain financial projects from Wall Street research reports) for Cray with comparable publicly available consensus equity analyst research estimates for companies, selected based on Morgan Stanley’s professional judgment and experience, that share similar business characteristics and have certain comparable operating characteristics with Cray, including similar lines of business, market capitalizations or other similar operating characteristics.
For purposes of this analysis, Morgan Stanley analyzed the ratio of aggregate value (“AV”) defined as the fully diluted market capitalization plus total debt and non-controlling interests, less cash and equivalents, to an estimate of revenue for calendar year 2020, for each of the comparable companies, based on publicly available financial data and consensus equity analysis research estimates.
The following table presents the results of this analysis:

Comparable Company	CY2020E AV/Revenue
HPE	0.9x
Electronics for Imaging, Inc.(1)	1.4x
NetApp, Inc.	2.4x
International Business Machines Corporation	2.0x
Extreme Networks, Inc.	0.8x
Juniper Networks, Inc.	1.7x
Seagate Technology plc	1.6x
Fujitsu Limited	0.3x
Lenovo Group Ltd.	0.2x
NEC Corporation	0.4x
Hitachi, Ltd.	0.3x
_______________

(1)	Data as of April 12, 2019, the trading day prior to the announcement of its pending acquisition.

Based on the results of this analysis and its professional judgment and experience, Morgan Stanley applied:

•	an AV/revenue range of 1.0x to 2.0x to the management case for calendar year 2020 revenue, which resulted in an implied per share equity value range of $23.56 to $41.55; and

•	an AV/revenue range of 1.0x to 2.0x to the street case for calendar year 2020 revenue, which resulted in an implied per share equity value range of $17.76 to $30.15.

No company utilized in the public trading comparables analysis is identical to Cray. In evaluating and selecting comparable companies, Morgan Stanley made judgments and assumptions with respect to industry performance, general business, regulatory, economic, market and financial conditions and other matters, all of which are beyond Cray’s control. These include, among other things, the impact of competition on Cray’s businesses and the industry generally, industry growth and the absence of any material change in Cray’s financial condition and prospects and the industry, and in the financial markets in general. Mathematical analysis (such as determining the average or median) is not in itself a meaningful method of using comparable company data.
Discounted Equity Value Analysis
Morgan Stanley performed a discounted equity value analysis, which is designed to provide insight into a theoretical estimate of the future implied value of a company’s common equity as a function of that company’s estimated future earnings and a theoretical range of trading multiples. The resulting estimated future implied value is subsequently discounted back to the present day at the company’s cost of equity in order to arrive at an illustrative estimate of the present value for the company’s theoretical future implied stock price.
Using the management case, Morgan Stanley calculated ranges of implied equity values per share of Cray common stock as of May 16, 2019. To calculate the discounted equity value per share of Cray common stock, Morgan Stanley used calendar year 2023 estimated earnings before interest and taxes (“EBIT”) and net income. For each scenario, Morgan Stanley calculated the future equity value per share of Cray common stock at the end of calendar year 2022 by applying the above listed public trading comparables analysis reference range of 6.0x to 10.0x to Cray’s calendar year 2023 EBIT and 7.0x to 11.0x to Cray’s calendar year 2023 net income. Morgan Stanley then discounted the resulting implied equity value to May 16, 2019, at a discount rate equal to Cray’s assumed cost of equity of 9.7 percent. The cost of equity was selected based on the application of Morgan Stanley’s professional judgment and experience and the Capital Asset Pricing Model. Based on these calculations, this analysis implied the following per share value ranges for the Cray common stock:

Implied Value Per Share Range
6.0x - 10.0x CY23 EBIT	$24.54 - $37.66
7.0x - 11.0x CY23 P/E	$23.50 - $36.64
Discounted Cash Flow Analysis
Morgan Stanley performed a discounted cash flow analysis, which is designed to provide an implied value of a company by calculating the present value of the estimated future cash flows and terminal value of such company. Morgan Stanley calculated a range of equity values per share for Cray common stock based on this discounted cash flow analysis to value Cray on a standalone basis.
Morgan Stanley performed a discounted cash flow analysis for the management case as modified by each of Scenario A and Scenario B. For more information on the management case and Scenario A and Scenario B, see “—Financial Projections” beginning on page 31 of this proxy statement.
Morgan Stanley first calculated the estimated unlevered free cash flows of Cray based on the management case (as modified by each of Scenario A and Scenario B) for the period from calendar year 2019 through calendar year 2024. The estimated unlevered cash flows were calculated as EBIT, (i) plus depreciation and amortization, (ii) less taxes, (iii) less capital expenditures and (iv) plus or less changes in net working capital. Morgan Stanley also calculated a range of terminal values by applying perpetuity growth rates ranging from 1.0 percent to 3.0 percent, which range was selected by Morgan Stanley based upon the application of its professional judgment and experience, to the estimated unlevered free cash flows of Cray after December 31, 2024. Additionally, Morgan Stanley calculated the terminal value in calendar year 2024 using a perpetuity growth formula by capitalizing the normalized calendar year 2024 free cash flow of $109 million and $65 million in Scenario A and Scenario B, respectively, and reflecting Cray management’s assumptions of a 25 percent tax rate and 23 percent tax rate in Scenario A and Scenario B, respectively, and a one percent increase in net working capital. For more information, see “—Financial Projections” beginning on page 31 of this proxy statement.
Morgan Stanley then discounted the unlevered free cash flows and terminal values to their present values as of May 16, 2019, using the mid-year discount convention and discount rates ranging from 8.7 percent to 10.7 percent. These discount rates were selected, upon the application of Morgan Stanley’s professional judgment and experience, to reflect Cray’s estimated weighted average cost of capital.

Based on the number of shares of Cray common stock outstanding and the dilutive securities schedule provided to Morgan Stanley by Cray management as of May 10, 2019, Morgan Stanley calculated the estimated implied value per share of Cray common stock as follows:

Projections Scenario	Implied Value Per Share
Management case (Scenario A)	$24.76 - $38.04
Management case (Scenario B)	$18.60 - $26.86
Precedent Transactions Analysis
Morgan Stanley performed a precedent transactions analysis, which is designed to imply a value of a company based on publicly available financial terms of selected transactions. Morgan Stanley compared publicly available statistics for select hardware company transactions, selected based upon Morgan Stanley’s professional judgment and experience, which were announced since 2010.
The following is a list of the precedent hardware transactions reviewed:

Announcement Date	Target	Acquiror	AV / LTM Revenue	AV / NTM Revenue
November 8, 2018	ARRIS International plc	CommScope Inc.	1.1x	1.1x
April 9, 2018	Verifone Systems, Inc.	Francisco Partners	1.8x	1.8x
March 28, 2018	Polycom, Inc.	Plantronics, Inc.	1.8x	N/A
March 7, 2017	Nimble Storage, Inc.	Hewlett Packard Enterprise Company	2.9x	2.4x
January 17, 2017	SimpliVity Corp	Hewlett Packard Enterprise Company	3.3x	N/A
August 11, 2016	Silicon Graphics International Corp.	Hewlett Packard Enterprise Company	0.5x	0.5x
July 8, 2016	Polycom, Inc.	Siris Capital Group, LLC	1.1x	1.1x
March 2, 2015	Aruba Networks, Inc.	Hewlett-Packard Company	3.3x	2.9x
February 25, 2015	Emulex Corporation	Avago Technologies Limited	1.4x	1.6x
June 16, 2014	Fusion-io, Inc.	SanDisk Corporation	2.7x	2.4x
January 23, 2014	International Business Machines Corporation’s x86 Server Business	Lenovo Group Limited	0.5x	0.6x
November 11, 2013	Aastra Technologies	Mitel Networks Corporation	0.5x	0.5x
December 10, 2012	Intermec, Inc.	Honeywell International Inc.	0.8x	0.8x
August 13, 2012	Comverse Technology, Inc.	Verint Systems Inc.	0.7x	0.6x
October 27, 2010	CommScope, Inc.	The Carlyle Group L.P.	1.2x	1.1x
November 17, 2010	Hypercom Corporation	Verifone Systems, Inc.	1.0x	0.9x
Morgan Stanley reviewed the transactions above for, among other things, the ratio of the AV of each transaction to each target company’s street case revenue for the 12-month period prior to the transaction announcement date (“LTM revenue”), and each target company’s projected street case revenue for the 12-month period following the transaction announcement date (“NTM revenue”). Morgan Stanley determined that, with respect to all such transactions, the low, median, mean and high for each of the street case AV/LTM revenue and the street case AV/NTM revenue were as follows:

	AV / LTM Revenue	AV/ NTM Revenue
Low	0.5x	0.5x
Median	1.2x	1.1x
Mean	1.5x	1.3x
High	3.3x	2.9x
Based on the results of this analysis and its professional judgment and experience, Morgan Stanley applied an AV/LTM revenue range of 1.0x to 2.5x to the street case for Cray’s LTM revenue, which resulted in an implied per share equity value reference range for a share of Cray common stock of $15.51 to $30.80. Based on the results of this analysis and its professional judgment and experience, Morgan Stanley applied an AV/NTM revenue range of 1.0x to 2.5x to the street case for Cray’s NTM revenue, which resulted in an implied per share equity value reference range for a share of Cray common stock of $16.39 to $32.94.
No company or transaction utilized in the precedent transactions analysis is identical to Cray or the merger. In evaluating the precedent transactions, Morgan Stanley made judgments and assumptions with respect to industry performance, general business, regulatory, economic, market and financial conditions and other matters, many of which are beyond Cray’s control. These include, among other things, the impact of competition on Cray’s business and the industry generally, industry growth and the absence of any material change in the financial condition and prospects of Cray and the industry, and in the financial markets in general, which could affect the public trading value of the companies and the aggregate value and equity value of the transactions to which they are being compared. The fact that points in the range of Cray’s implied value per share of Cray common stock derived from the valuation of precedent transactions were less than or greater than the merger consideration is not necessarily dispositive in connection with Morgan Stanley’s analysis of the merger consideration, but is one of many factors Morgan Stanley considered.
Premiums Paid Analysis
For reference only, and not as a component of its fairness analysis, Morgan Stanley considered, based on publicly available transaction information, the premiums paid in certain precedent transactions. Morgan Stanley compared publicly available statistics for acquisitions of publicly traded U.S. technology companies, that were announced since 2015 with greater than $1 billion in AV.
Morgan Stanley measured the premiums paid in the transactions described above over: (i) the closing price of the target company’s stock on the day prior to a public announcement related to the transaction or prior to the share price being affected by acquisition rumors or similar merger-related news (“Spot Premium”); and (ii) the highest intraday trading price of the target company’s stock during the 12-month period prior to the transaction announcement date (“LTM High Premium”). Based on the results of this analysis and its professional judgment and experience, Morgan Stanley applied a Spot Premium range of 20 percent to 40 percent to Cray’s closing share price as of May 16, 2019, resulting in an implied price per share range of $35.77 to $41.73. Based on the results of this analysis and its professional judgment and experience, Morgan Stanley applied LTM High Premium range of 0 percent to 20 percent to Cray’s closing share price as of May 16, 2019, resulting in an implied price per share range of $30.56 to $36.67.
No company or transaction utilized in the premiums paid analysis is identical to Cray or the merger. In evaluating the precedent transactions used for the premiums paid analysis, Morgan Stanley made assumptions with respect to industry performance, general business, regulatory, economic, market and financial conditions and other matters, many of which are beyond Cray’s control. These include, among other things, the impact of competition on Cray’s business and the industry generally, industry growth and the absence of any material change in the financial condition and prospects of Cray and the industry, and in the financial markets in general, which could affect the public trading value of the companies and the aggregate value and equity value of the transactions to which they are being compared. The fact that points in the range of implied value per share of Cray common stock derived from the premiums paid analysis were less than or greater than the merger consideration is not necessarily dispositive in connection with Morgan Stanley’s analysis of the merger consideration, but is one of many factors Morgan Stanley considered.
Historical Trading Range Analysis
For reference only, and not as a component of its fairness analysis, Morgan Stanley reviewed the historical trading range of shares of Cray common stock for the period commencing on May 16, 2018, and ending on May 16, 2019, and observed that the merger consideration under the Merger Agreement of $35 per share of Cray common stock was higher than the intraday trading high of $30.56 per share and the intraday trading low of $18.76 during this period.
Equity Research Analysts’ Price Target Analysis
For reference only, and not as a component of its fairness analysis, Morgan Stanley reviewed the future public trading price targets for shares of Cray common stock issued following Cray’s first quarter earnings announcement on May 7, 2019. These future share price targets reflected each analyst’s estimate as of the date of publication of the future public market trading price of shares of Cray common stock and were not discounted to reflect present values. In order to better compare the equity research analysts’ future share price targets with the merger consideration payable under the Merger Agreement, Morgan Stanley discounted the range of analysts’ future share price targets for Cray using a 9.7 percent discount rate (which rate was selected based on Morgan Stanley’s professional judgment and experience to reflect Cray’s cost of equity). This analysis indicated an implied range of equity values per share of Cray common stock of $31.89 to $32.80.

The public market trading price targets published by equity research analysts do not necessarily reflect current market trading prices for shares of Cray common stock and these estimates are subject to uncertainties, including the future financial performance of Cray and future financial market conditions.
General
Morgan Stanley performed a variety of financial and comparative analyses for purposes of rendering its opinion. The preparation of a financial opinion is a complex process and is not necessarily susceptible to a partial analysis or summary description. In arriving at its opinion, Morgan Stanley considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor it considered. Morgan Stanley believes that selecting any portion of its analyses, without considering all analyses as a whole, would create an incomplete view of the process underlying its analyses and opinion. In addition, Morgan Stanley may have given various analyses and factors more or less weight than other analyses and factors, and may have deemed various assumptions more or less probable than other assumptions. As a result, the ranges of valuations resulting from any particular analysis described above should not be taken to be Morgan Stanley’s view of the actual value of Cray.
In performing its analyses, Morgan Stanley made numerous assumptions with regard to industry performance, general business, regulatory, economic, market and financial conditions and other matters, which are beyond the control of Cray. These include, among other things, the impact of competition on the business of Cray and the industry generally, industry growth and the absence of any material change in the financial condition and prospects of Cray and the industry, and in the financial markets in general. Any estimates contained in Morgan Stanley’s analyses are not necessarily indicative of future results or actual values, which may be significantly more or less favorable than those suggested by such estimates.
Morgan Stanley conducted the analyses described above solely as part of its analysis of the fairness, from a financial point of view, of the merger consideration pursuant to the Merger Agreement to Cray shareholders, and in connection with the delivery of its opinion to our Board. These analyses do not purport to be appraisals or to reflect the prices at which shares of Cray common stock might actually trade.
The merger consideration was determined through arm’s-length negotiations between Cray and HPE and was approved by our Board. Morgan Stanley acted as financial advisor to Cray during these negotiations but did not, however, recommend any specific form or amount of merger consideration to Cray or our Board, nor opine that any specific consideration constituted the only appropriate consideration for the merger. In addition, Morgan Stanley’s opinion did not address the relative merits of the merger as compared to any other alternative business transactions, and Morgan Stanley’s opinion expressed no opinion or recommendation as to how Cray shareholders should act or vote at the special meeting to be held in connection with the merger or whether to take any other action with respect to the merger. In addition, Morgan Stanley’s opinion did not in any manner address the prices at which shares of Cray common stock will trade at any time.
Morgan Stanley’s opinion and its presentation to our Board was one of many factors taken into consideration by our Board in deciding to approve the execution, delivery and performance by Cray of the Merger Agreement and the transaction contemplated thereby. Consequently, the analyses as described above should not be viewed as determinative of the opinion of our Board with respect to the merger consideration pursuant to the Merger Agreement or whether our Board would have been willing to agree to different consideration. Morgan Stanley’s opinion was approved by a committee of Morgan Stanley investment banking and other professionals in accordance with its customary practice.
Cray retained Morgan Stanley based on Morgan Stanley’s qualifications, experience and expertise and its familiarity with Cray. Morgan Stanley is a global financial services firm engaged in the securities, investment management and individual wealth management businesses. Its securities business is engaged in securities underwriting, trading and brokerage activities, foreign exchange, commodities and derivatives trading and prime brokerage, as well as providing investment banking, financing and financial advisory services. Morgan Stanley, its affiliates, directors and officers may at any time invest on a principal basis or manage funds that invest, hold long or short positions, finance positions, and may trade or otherwise structure and effect transactions, for their own account or the accounts of its customers, in debt or equity securities or loans of HPE, Cray or any other company, or any currency or commodity, that may be involved in the merger, or any related derivative instrument.
Under the terms of its engagement letter, Morgan Stanley provided Cray financial advisory services and a financial opinion, described in this section and attached as Annex B to this proxy statement, in connection with the merger. Cray has agreed to pay Morgan Stanley a fee of approximately $21.6 million for its services, approximately $4.3 million of which was paid in connection with the delivery of the fairness opinion and approximately $17.3 million of which is contingent upon consummation of the merger. Cray has also agreed to reimburse Morgan Stanley for its reasonable and documented expenses, including fees of outside counsel and other professional advisors, incurred from time to time in connection with this engagement. In addition, Cray has agreed to indemnify Morgan Stanley and its affiliates, its and their respective directors, officers, employees and agents and each other person, if any, controlling Morgan Stanley or any of its affiliates, against certain losses, claims, damages or liabilities, including certain liabilities under the federal securities laws, relating to, arising out of or in connection with Morgan Stanley’s engagement.

In the two years prior to the date of its opinion, Morgan Stanley or its affiliates have not provided financial advisory or financing services for Cray and has not received any fees for such services.
In the two years prior to the date of its opinion, Morgan Stanley or its affiliates have provided financing services for HPE and has received fees in connection with such services of less than approximately $3 million in the aggregate. Morgan Stanley or one of its affiliates is currently a lender to HPE. In the two years prior to the date of its opinion, Morgan Stanley or its affiliates have not provided financial advisory services for HPE and has not received any fees for such services. Morgan Stanley may seek to provide financial advisory and financing services to HPE and Cray and their respective affiliates in the future and would expect to receive fees for the rendering of these services.
Financial Projections
Our management made available prospective financial information about Cray (the “Projections”) for use in connection with the financial analyses performed by Morgan Stanley with respect to delivering its fairness opinion to our Board. Our management provided the same projections to Morgan Stanley and our Board. A subset of this information was delivered to HPE to assist with its due diligence review.
These Projections did not take into account any circumstances or events occurring after the date they were prepared, including the transactions contemplated by the Merger Agreement or the announcement thereof. Further, these Projections did not take into account the effect of any failure of the merger to occur, and should not be viewed as applicable or continuing in that context.
We do not as a matter of course make public projections as to future revenues, operating income or other results beyond the current fiscal year. The Projections are included in this proxy statement only because (1) a subset of the Projections was made available to HPE in connection with the due diligence review of Cray as described above; (2) the Projections were made available to Morgan Stanley for use in connection with its financial analysis as described in “—Opinion of Morgan Stanley & Co. LLC” beginning on page 24 of this proxy statement and (3) the Projections were made available to our Board in connection with their consideration of a potential acquisition of Cray and other strategic alternatives available to us. The information was not prepared with a view toward public disclosure or with a view toward complying with the published guidelines of the SEC regarding projections or accounting principles generally accepted in the United States (“GAAP”), or the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information. In the view of our management, the information was prepared on a reasonable basis, reflected the best estimates and judgments available to our management at the time and presented, to the best of our management’s knowledge and belief, the expected course of action and our expected future financial performance as of the date such information was prepared. However, this information is not fact and should not be relied upon as being necessarily indicative of future results.
Although the Projections are presented with numerical specificity, they reflect numerous estimates and assumptions made by us with respect to industry performance, general business, economic, regulatory, market and financial conditions and other future events, as well as matters specific to our business, all of which are difficult or impossible to predict accurately and many of which are beyond our control. The Projections reflect subjective judgment in many respects and thus are susceptible to multiple interpretations and periodic revisions based on actual experience and business developments. As such, the Projections constitute forward-looking information and are subject to many risks and uncertainties that could cause actual results to differ materially from the results forecasted in the Projections, including, but not limited to, our performance, industry performance, general business and economic conditions, customer requirements, the award of (or failure to be awarded) material customer contracts, including specific contracts for which the Company had submitted or planned to submit bids as of the date of the Projections, staffing levels, competition, adverse changes in applicable laws, regulations or rules, and the various risks set forth in our reports filed with the SEC. The Projections reflect assumptions as to certain potential business decisions that are subject to change. Without limiting the generality of the foregoing, the Projections include assumptions relating to (i) the probability of winning certain significant government and other customer contracts for which the Company had submitted or planned to submit bids as of the date of the Projections, (ii) the revenue (including the conditions to the receipt thereof) the Company would receive pursuant to such contracts (if awarded) and other related financial consequences to the Company and (iii) the impact such contracts (including the identity of the customers) could have on the Company’s financial results, reputation and prospects, in each case taking into account the information available to the Company at such time. There can be no assurance that the Projections will be realized or that actual results will not be significantly higher or lower than forecast. The Projections cover several years and such information by its nature becomes less reliable with each successive year. In addition, the Projections will be affected by our ability to achieve strategic goals, objectives and targets over the applicable periods. The Projections cannot, therefore, be considered a guarantee of future operating results, and this information should not be relied on as such. The inclusion of the Projections should not be regarded as an indication that we and our financial advisors or anyone who received this information then considered, or now considers, them a reliable prediction of future events, and this information should not be relied upon as such. The inclusion of the Projections herein should not be deemed an admission or representation by us that we view such Projections as material information; in fact we view the Projections as non-material because of the inherent risks and uncertainties associated with such long-range forecasts. The inclusion of the Projections in this proxy statement should not be regarded as an indication that the Projections will be necessarily predictive of actual future events. No representation is made by us or any other person regarding the Projections or our ultimate performance compared to such information. The Projections should be evaluated, if at all, in conjunction with the historical financial statements and other information about us contained in our public filings with the SEC. See “Where You Can Find More Information” of this proxy statement for more information. In light of the foregoing factors, and the uncertainties inherent in the Projections, shareholders are cautioned not to place undue, if any, reliance on the Projections.
Neither our independent auditor nor any other independent accountant has compiled, examined or performed any procedures with respect to the Projections, nor have they expressed any opinion or any other form of assurance on such information or its achievability.
Some of the Projections are “non-GAAP financial measures,” which are financial performance measures that are not calculated in accordance with GAAP. These non-GAAP financial measures should not be viewed as a substitute for GAAP financial measures, and may be different from non-GAAP financial measures used by other companies. Furthermore, there are limitations inherent in non-GAAP financial measures, because they exclude charges and credits that are required to be included in a GAAP presentation. Accordingly, these non-GAAP financial measures should be considered together with, and not as an alternative to, financial measures prepared in accordance with GAAP. The summary of such information below is included solely to give shareholders access to the information that was made available to Morgan Stanley, HPE and our Board, and is not included in this proxy statement in order to influence any shareholder to make any investment decision with respect to the merger, including whether or not to seek dissenters’ rights with respect to the shares of our common stock.
The following table presents selected unaudited prospective financial information for the calendar years ending 2019 through 2024:

	2019E	2020E	2021E	2022E	2023E	Scenario A 2024E(1)	Scenario B 2024E(1)
	($mm)
Revenue	465	800	925	1,350	1,500	1,250	1,050
Gross profit	148	266	321	447	493	432	360
Operating expenses(2)	213	208	220	244	259	263	254
Operating income (loss)	(80)	43	85	187	216	150	88
EBITDA(3)	(65)	60	103	205	234	168	106
Net income (loss)	(80)	41	82	185	216	139	92
______________________

(1)	Scenario B assumes lower product revenue and service revenue in 2024 than Scenario A as a result of an assumed greater reduction in demand for Exascale systems after 2023 in Scenario B.

(2)	Operating expenses include projected stock-based compensation expense of $39 million in 2019, $39 million in 2020, $42 million in 2021, $45 million in 2022 and $49 million in 2023.

(3)
EBITDA consists of earnings before interest income/expense, taxes, and depreciation and amortization. EBITDA is a non-GAAP financial measure and is not intended to represent, or to be used, as a substitute for operating income and net income as a measure of operating performance or for cash flows from operations as a measure of liquidity.

Projected Unlevered Free Cash Flow
As part of the Projections, Cray prepared forecasts for projected EBIT, projected depreciation and amortization, projected taxes, projected capital expenditures and projected decrease (increase) in net working capital and provided such forecasts to Morgan Stanley. Using the information set forth in the Projections, Morgan Stanley calculated Projected Unlevered Free Cash Flow, a non-GAAP measure, which calculations were approved by Cray for Morgan Stanley’s use. Such calculations are summarized in the chart below.

	2019E (Q2-Q4)	2020E	2021E	2022E	2023E	Scenario A 2024E(1)	Scenario A Normalized 2024E(2)	Scenario B 2024E(1)	Scenario B Normalized 2024E(2)
	($mm)
Revenue	393	800	925	1,350	1,500	1,250	1,250	1,050	1,050
EBIT(3)	(51)	43	85	187	216	150	150	88	88
Depreciation and amortization	11	17	18	18	18	18	17	18	17
Taxes	(2)	(2)	(3)	(4)	(4)	(17)	(37)	(3)	(20)
Capital expenditure	(16)	(16)	(46)	(15)	(15)	(15)	(17)	(15)	(17)
Decrease (increase) in net working capital	(43)	(106)	(12)	(60)	8	(37)	(3)	(4)	(3)
Unlevered free cash flow (4)	(100)	(64)	42	127	222	98	109	84	65
______________________

(1)	Scenario B assumes lower product revenue and service revenue in 2024 than Scenario A as a result of an assumed greater reduction in demand for Exascale systems after 2023 in Scenario B.

(2)
Normalized 2024 projected results were adjusted to better reflect projected reduced revenue, which in turn impacts the anticipated long-term trends for depreciation, amortization, taxes and changes in net working capital. Depreciation and amortization and capital expenditures are assumed to be equal. Our tax rate is increased to 25.0% and 23.0% in Scenario A and Scenario B, respectively, to reflect an assumption that tax assets had been fully utilized, and net working capital is assumed to change at a lower rate.

(3)	EBIT consists of earnings before interest income/expense and taxes, and is burdened by stock-based compensation expense.

(4)
Unlevered free cash flow consists of EBIT plus depreciation and amortization, minus taxes and capital expenditures, adjusted for changes in net working capital. Unlevered free cash flow is a non-GAAP financial measure and is not intended to represent, or to be used, as a substitute for operating income and net income as a measure of operating performance or for cash flows from operations as a measure of liquidity.

In addition, the Projections have not been updated or revised to reflect information or results after the date they were prepared or as of the date of this proxy statement, and except as required by applicable securities laws.
CRAY DOES NOT INTEND TO UPDATE OR OTHERWISE REVISE THE PROJECTIONS OR THE SPECIFIC PORTIONS PRESENTED TO REFLECT CIRCUMSTANCES EXISTING AFTER THE DATE WHEN MADE OR TO REFLECT THE OCCURRENCE OF FUTURE EVENTS, EVEN IN THE EVENT THAT ANY OR ALL OF THE UNDERLYING ASSUMPTIONS ARE SHOWN TO BE IN ERROR.
Interests of Our Directors and Executive Officers in the Merger
In considering the recommendation of our Board with respect to the Merger Agreement, you should be aware that our directors and executive officers have potential interests in the merger that may be different from, or in addition to, those of our shareholders generally. These interests may create potential conflicts of interest. Our Board was aware that these interests existed and considered them, among other matters, when it approved the Merger Agreement and made its recommendation that our shareholders approve the Merger Agreement.
Overview
A description of the interests of our directors and executive officers, including interests in unvested equity-based awards and other compensation and benefit arrangements, is set forth below. These interests are quantified assuming that the merger (and subsequent qualifying termination of employment, if applicable) occurred on May 31, 2019, the latest practicable date prior to the filing of this proxy statement. This date has been selected for illustrative purposes only, and does not reflect the date on which certain events will or may occur, if at all. The general treatment of stock options, restricted stock units and restricted shares in the merger, is described in “The Merger Agreement—The Merger—Treatment of Outstanding Equity Awards” beginning on page 46 of this proxy statement. For more information on the equity holdings of Cray directors and executive officers, see the table entitled “Security Ownership of Executive Officers and Certain Beneficial Owners” beginning on page 61 of this proxy statement.

Treatment of Stock Options
Unvested Stock Options
Each unvested Cray stock option with an exercise price less than $35.00 that is outstanding at the effective time of the merger will be assumed by HPE and converted into an option to acquire a number of shares of HPE’s common stock (rounded down to the nearest whole number of shares) equal to the product of (i) the aggregate number of shares of Cray common stock subject to such stock option multiplied by (ii) the Equity Award Exchange Ratio. The per share exercise price of the assumed stock option will equal the quotient (rounded up to the nearest whole cent) obtained by dividing the exercise price per share of the original option by the Equity Award Exchange Ratio. The assumed stock option will continue to be subject to the same terms and conditions as applied to the corresponding Cray stock option immediately prior to the effective time (including all applicable vesting acceleration provisions).
Underwater Options
Each Cray stock option, whether vested or unvested, with an exercise price equal to or greater than the per share merger consideration of $35.00 will automatically be canceled for no consideration.
Treatment of Unvested Restricted Stock Units
Each Cray RSU award subject to service-based vesting that is outstanding and unvested at the effective time of the merger will be converted into an RSU award for a number of shares of HPE’s common stock equal to the product of (i) the number of shares of Cray common stock subject to such RSU award, multiplied by (ii) the Equity Award Exchange Ratio, and will remain subject to the terms and conditions as applied to such RSU award immediately prior to the effective time (including all applicable vesting acceleration provisions).
Unvested PSUs
Each Cray PSU award that is outstanding and unvested at the effective time of the merger will be converted into an RSU award for a number of shares of HPE’s common stock equal to the product of (i) 50% of the number of shares of Cray common stock subject to such PSU award (the remainder of such shares will be forfeited), multiplied by (ii) the Equity Award Exchange Ratio. Each such converted PSU award will be no longer be subject to performance vesting and will instead be eligible to vest subject to continued service through the one-year anniversary of the closing date of the merger. The converted PSU awards will otherwise remain subject to the terms and conditions as applied to such PSU awards immediately prior to the effective time (including all applicable vesting acceleration provisions).
Treatment of Restricted Stock Awards
Each outstanding and unvested RSA held by Cray’s non-employee directors that is outstanding and unvested as of immediately prior to the effective time of the merger will be canceled in exchange for the right to receive the per share merger consideration of $35.00 for each share of Cray common stock underlying such RSA, without interest and less applicable tax withholding.
Equity Awards Held by Non-Employee Directors
As of May 31, 2019, the assumed effective date of the merger solely for purposes of this disclosure, the estimated aggregate value of the unvested RSAs held by the non-employee directors, calculated based on the merger consideration value of $35 per share, is $996,415.
None of our non-employee directors hold any other unvested Company equity awards.
Existing Severance Arrangements with Cray
Management Retention Agreements
Each of our executive officers is party to a letter agreement with us (each, a “Management Retention Agreement”) that provides for certain severance payments and other benefits upon a termination of the executive officer’s employment without “cause” (as defined in each executive officer’s respective Management Retention Agreement) or his resignation for “good reason” (as defined in each executive officer’s respective Management Retention Agreement) during the period commencing on our execution of an agreement which would result in the occurrence of a change in control of Cray and ending on the date that is two years following the change in control (a “covered termination”). The merger will constitute a change in control for purposes of the Management Retention Agreements. As discussed below under “New Arrangements between Our Executive Officers and HPE,” Mr. Ungaro’s Management Retention Agreement will terminate upon the closing of the merger and he will instead be subject to the terms of his HPE Employment Agreement (as defined below).
Upon a covered termination and subject to his prior execution of a release of claims, each executive officer will become entitled to receive (i) a cash lump-sum in an amount equal to two-times his annual base salary and target annual cash incentive bonus, less applicable tax withholdings, each at the highest rate in effect over the preceding 12 months; (ii) reimbursement for up to 18 months of premiums paid by the executive officer for continued medical, vision and dental benefits on behalf of himself and his covered dependents; (iii) reimbursement for up to 24 months of premiums paid by the executive officer for continued individual term life insurance; and (iv) payment or reimbursement for a designated outplacement services program. In addition, upon a covered termination, any then-outstanding stock options held by the executive officer will accelerate and become fully vested and exercisable. Each vested option held by the executive officer (after giving effect to such acceleration) will remain exercisable until the earlier of 12 months from the date of termination and the expiration of the option.
To the extent any of the foregoing payments or any other amounts payable in connection with the merger would result in excise taxes imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the “Code”) (or any similar state or local law), then pursuant to their respective Management Retention Agreements, each of Messrs. Ungaro, Henry, Fairchild, Morreale and Piraino is entitled to an additional cash reimbursement (including a tax gross-up payment) intended to place the executive officer in the same after-tax position as he would have been had such excise tax not applied.
Restricted Stock Unit Agreements
Pursuant to the respective RSU award agreements of our executive officers (and our employees generally), upon a termination of each executive officer’s employment without “cause” (as defined in the applicable RSU award agreement) or his resignation for “good reason” (as defined in the applicable RSU award agreement) following the occurrence of a change in control of Cray, or upon such individual’s death or disability, all then-unvested RSU awards shall accelerate and vest in full. The merger will constitute a change in control for purposes of the RSU award agreements.
Pursuant to the executive officers’ respective PSU award agreements, upon the closing of the merger, 50% of the total shares subject to each PSU award shall be earned and eligible to vest on the one-year anniversary of the closing of the merger, and the remaining shares subject the PSU award will be forfeited. Upon a termination of an executive officer’s employment without “cause” (as defined in each executive officer’s respective PSU award agreement) or his resignation for “good reason” (as defined in each executive officer’s respective PSU award agreement) following the occurrence of a change in control of Cray, all then-unvested PSU awards shall accelerate and vest in full. The merger will constitute a change in control for purposes of the PSU award agreements.
See “—Interests of Our Directors and Executive Officers in the Merger—Quantification of Potential Payments and Benefits to Our Named Executive Officers” beginning on page 36 of this proxy statement for an estimate of the value of the unvested equity awards as well as the severance payments and benefits that may become payable upon a covered termination of our named executive officers. As of May 31, 2019, the assumed effective date of the merger solely for purposes of this disclosure, the estimated aggregate value of the unvested equity awards held by Cray’s executive officer who is not a named executive officers is as follows: (i) unvested Cray stock options equal to $3,106; and unvested RSU and PSU awards equal to $739,375. Upon a covered termination pursuant to the terms of his Management Retention Agreement, he would be entitled to receive cash severance payments of $742,000 and healthcare and other benefits with an estimated value of $45,497.
New Arrangements between Our Executive Officers and HPE
Peter Ungaro
Mr. Ungaro has entered into an employment agreement with HPE pursuant to which Mr. Ungaro will become a member of the management of HPE’s Hybrid IT Group following the merger (“HPE Employment Agreement”). Pursuant to his HPE Employment Agreement, Mr. Ungaro will receive an annual base salary of $600,000 and an annual target bonus opportunity of 125% of eligible earnings (up to a maximum of 312.5% of eligible earnings for over-achievement) pursuant to HPE’s applicable bonus plan, which will be pro-rated for Mr. Ungaro’s initial year of service.
Treatment of Cray Unvested Equity Awards
Notwithstanding anything to the contrary in the Merger Agreement or any agreement between Mr. Ungaro and Cray, Mr. Ungaro will forfeit all of his unvested stock options and unvested RSUs (after giving effect to the conversion of PSUs, as described above) as of the closing of the merger in exchange for (i) a lump-sum cash payment equal to 50% of the aggregate value of Mr. Ungaro’s unvested Cray equity awards, payable within five business days following the closing of the merger; and (ii) a cash-based award in an amount equal to the remaining 50% of the aggregate value of Mr. Ungaro’s unvested Cray equity awards, which will vest and become payable upon the earlier of (A) the first anniversary of the closing of the merger, subject to Mr. Ungaro’s continued employment on such date and (B) Mr. Ungaro’s termination of employment by HPE without “cause,” Mr. Ungaro’s resignation for “good reason” or due to his death or “disability” (as such terms are defined in the HPE Employment Agreement, an “HPE covered termination”).
HPE Retention Awards
Pursuant to his HPE Employment Agreement, Mr. Ungaro will receive a cash-based retention award in the aggregate amount of $2.0 million, less applicable tax withholding, which will vest and become payable with respect to 50% of the total award, on each of the first and second anniversaries of the closing of the merger, in each case, subject to Mr. Ungaro’s continued employment through such date, or upon Mr. Ungaro’s earlier HPE covered termination.

In addition, subject to approval by the board of directors of HPE, Mr. Ungaro will receive three successive annual grants of restricted stock units to acquire shares of HPE common stock, each valued at $3.0 million as of the date of grant (each, an “HPE Annual Equity Grant”). Each HPE Annual Equity Grant will vest with respect to one-third of the total underlying shares of HPE common stock on each anniversary of the grant date, subject to Mr. Ungaro’s continued service to HPE through the applicable vesting date. The HPE Annual Equity Grants may be eligible for accelerated vesting upon a qualifying termination of employment pursuant to the terms of the HPE Company Severance and Long-Term Incentive Change in Control Plan for Executive Officers (“HPE Severance Plan”).
HPE PSUs
Subject to his continued employment through the closing of the merger, HPE will grant Mr. Ungaro a number of restricted stock units to acquire shares of HPE common stock equal to the quotient of $1.0 million, divided by the closing price of the HPE common stock on the day immediately prior to the Closing Date (“HPE PSUs”). The HPE PSUs will vest on the third anniversary of the Closing Date, subject to HPE’s achievement of certain performance milestones and Mr. Ungaro’s continued employment through such date. In the event of over-achievement of the performance milestones, and subject to certain approvals by HPE, Mr. Ungaro will be eligible to earn up to 300% of the shares underlying the HPE PSUs. The HPE PSUs may be eligible for accelerated vesting upon a qualifying termination of employment pursuant to the terms of the HPE Severance Plan.
The HPE Employment Agreement supersedes Mr. Ungaro’s Management Retention Agreement in its entirety except with respect to Mr. Ungaro’s rights to cash reimbursement (including a tax gross-up payment) for any excise taxes incurred by Section 4999 of the Code with respect to amounts payable to Mr. Ungaro in connection with the merger (including pursuant to the HPE Employment Agreement) and any related legal fees and other costs.
Other Arrangements between Our Executive Officers and HPE
As of the date of this proxy statement, except as disclosed above, none of our executive officers have entered into, or committed to enter into, any arrangements or other understandings regarding continued employment or service to HPE following the merger. While it is possible that HPE may enter to into such arrangements in the future, at this time there can be no assurance that HPE will enter into any employment or other arrangements with our management, or if so, of the terms and conditions of any such arrangements.

Quantification of Potential Payments and Benefits to Our Named Executive Officers
In accordance with Item 402(t) of Regulation S-K, the table below sets forth the amount of payments and benefits that each of our named executive officers would or may receive in connection with the merger. The compensation described below is based on the employment and equity arrangements of each named executive officer with us and does not include compensation that is contingent upon services provided to HPE following the closing of the merger. Accordingly, see “—Interests of Our Directors and Executive Officers in the Merger” above, for a description of the employment agreement entered into by Mr. Ungaro with HPE that will become effective upon the closing of the merger.
Please note that the amounts reported below are based on multiple assumptions that may or may not actually occur or be accurate on the relevant date, including assumptions described in footnotes to the table. For example, we have assumed, among other matters, that (i) the effective time of the merger is May 31, 2019, the latest practicable date prior to the filing of this proxy statement, and (ii) each named executive officer experiences a “double-trigger” covered termination (a termination without “cause,” or resignation for “good reason”), in either case immediately following such time. The actual amounts payable to our named executive officers will depend on whether the named executive officer experiences a covered termination, the date of termination (if any) and the terms of the plans or agreements in effect at such time, and accordingly may differ materially from the amounts set forth below.
Golden Parachute Compensation

Named Executive Officer	Cash ($)(1)	Equity Awards ($)(2)	Perquisites/ Benefits ($)(3)	Tax Reimbursement ($)(4)	Total ($)
Peter J. Ungaro(5)	2,700,000	10,785,919	73,759	3,471,323	17,031,001
Brian C. Henry	1,320,000	4,862,625	94,003	—	6,276,628
Charles A. Morreale	1,072,500	2,880,875	84,979	1,391,824	5,430,178
Michael C. Piraino	1,072,500	3,218,050	73,759	—	4,364,309
Efstathios Papaefstathiou	1,320,000	4,420,675	73,759	—	5,814,434
_______________

(1)
Cash. Pursuant to their respective Management Retention Agreements, upon a “double-trigger” covered termination (a termination without “cause,” or resignation for “good reason”) of employment during the period commencing on the date of the Merger Agreement and ending 24 months following the consummation of the merger, each named executive officer will become entitled to a lump-sum cash severance payment consisting of two times the sum of the named executive officer’s annual base salary and annual target cash bonus, each at the highest rate in effect over the preceding 12 months and less applicable withholdings.

Named Executive Officer	Base Salary Component of Severance ($)	Bonus Component of Severance ($)	Total ($)
Peter J. Ungaro	1,080,000	1,620,000	2,700,000
Brian C. Henry	800,000	520,000	1,320,000
Charles A. Morreale	650,000	422,500	1,072,500
Michael C. Piraino	650,000	422,500	1,072,500
Efstathios Papaefstathiou	800,000	520,000	1,320,000

(2)
Equity. Consistent with the terms of each applicable award agreement, each PSU award, including those held by our named executive officers, will become earned and eligible to vest as to 50% of the total number of shares subject to the award upon the closing of the merger and the remaining shares will be forfeited. The PSUs will vest subject to the holder’s continued service through the first anniversary of the merger; provided that they will vest in full upon the holder’s earlier “double-trigger” covered termination. In addition, pursuant to their respective award agreements, upon a “double trigger” covered termination of employment following the merger, each named executive officer will become entitled to full accelerated vesting of any then-unvested RSU awards.

Pursuant their respective Management Retention Agreements, upon a “double-trigger” covered termination of employment during the period commencing on the date of the Merger Agreement and ending 24 months following the consummation of the merger, each named executive officer will become entitled to full accelerated vesting of any then-unvested stock options and RSAs. Any vested stock options will remain exercisable until the earlier of 12 months following the date of the covered termination and the tenth anniversary of the date of grant of such option.

The following table sets forth the value of each type of unvested equity-based award held by our named executive officers, calculated based on the merger consideration of $35.00 per share.

Named Executive Officer	Value of Unvested Stock Options ($)	Value of Unvested RSUs and PSUs ($)	Total ($)
Peter J. Ungaro	1,258,814	9,527,105	10,785,919
Brian C. Henry	494,625	4,368,000	4,862,625
Charles A. Morreale	254,125	2,626,750	2,880,875
Michael C. Piraino	302,550	2,915,500	3,218,050
Efstathios Papaefstathiou	421,925	3,998,750	4,420,675

(3)
Perquisites/Benefits. Pursuant to their respective Management Retention Agreements, upon a “double-trigger” covered termination of employment during the period commencing on the date of the Merger Agreement and ending 24 months following the consummation of the merger, each named executive officer will become entitled to reimbursement for (i) up to 18 months of premiums paid by executive officer for continued medical, vision and dental benefits on behalf of himself and his covered dependents; (ii) reimbursement for up to 24 months of premiums paid by the named executive officer for continued individual term life insurance; and (iii) payment or reimbursement for a designated outplacement services program. The following table sets forth the estimated value of each component of the foregoing benefits.

Named Executive Officer	Health Insurance Premiums ($)	Life Insurance Premiums ($)	Outplacement Services ($)	Total ($)
Peter J. Ungaro	44,155	17,604	12,000	73,759
Brian C. Henry	44,155	37,848	12,000	94,003
Charles A. Morreale	44,155	28,824	12,000	84,979
Michael C. Piraino	44,155	17,604	12,000	73,759
Efstathios Papaefstathiou	44,155	17,604	12,000	73,759

(4)
Tax Reimbursements. To the extent any compensatory amounts payable to each of Messrs. Ungaro, Henry, Morreale or Piraino in connection with the merger would result in excise taxes imposed by Section 280G and Section 4999 of the Code, then pursuant to their respective Management Retention Agreements, each of such named executive officers is entitled to an additional cash reimbursement (including a tax gross-up payment) intended to place the executive officer in the same after-tax position as he would have been had such excise tax not applied. Amounts reflected are estimates of the potential tax gross-up payments that may become payable with respect to the equity acceleration, severance payments and other benefits described above only (including the assumptions related thereto) and may differ materially from any actual tax gross-up paid by the Company.

(5)
As described under “—Interests of Our Directors and Executive Officers in the Merger,” Mr. Ungaro entered into an HPE Employment Agreement to become effective upon the closing of the merger. Mr. Ungaro’s HPE Employment Agreement will supersede the terms of his Management Retention Agreement with Cray, except to the extent of any tax reimbursements described in Footnote 4. The table above does not include amounts payable under the new employment arrangements with HPE following the merger (including post-closing salary, annual incentive compensation, retention awards and severance payable to Mr. Ungaro upon a certain terminations of employment with HPE).

Indemnification and Insurance
The Merger Agreement provides for indemnification and exculpation rights with respect to liabilities for acts or omissions occurring at or prior to the Effective Time, as well as related advancement of expenses and insurance rights, in favor of the current and former directors and officers of Cray and our subsidiaries (collectively, “indemnitees”). Specifically, HPE and the Surviving Corporation have agreed to indemnify and advance expenses to the indemnitees to the fullest extent permitted by applicable law with respect to any action, claim, suit or other legal proceeding based in whole or in part on, or arising in whole or in part out of, the fact that the indemnitee is or was a director or officer of Cray or any of its subsidiaries. For a period of six years after the Effective Time, the certificate of incorporation and bylaws of the Surviving Corporation must contain provisions no less favorable with respect to indemnification, exculpation, limitation of liabilities and advancement of expenses with respect to our present and former directors and officers and our subsidiaries in respect of acts or omissions occurring or alleged to have occurred at or prior to the Effective Time than those set forth in the articles of incorporation and bylaws of Cray as of the date of the Merger Agreement.
For a period of six years from the Effective Time, HPE must maintain in effect Cray’s current directors’ and officers’ liability insurance policies in respect of acts or omissions occurring at or prior to the Effective Time, covering each indemnitee on terms with respect to such coverage and amounts no less favorable in the aggregate than those of such policies in effect on the date of the Merger Agreement, so long as the aggregate annual premium for such insurance policies does not exceed 300% of the annual premium paid by Cray for coverage for its last full fiscal year (“Maximum Premium”), and if the annual premiums of such insurance exceed the Maximum Premium, then if and to the extent available commercially, HPE or the Surviving Corporation must obtain a policy with the greatest coverage available for a cost not exceeding such amount. However, in lieu of maintaining the foregoing insurance after the Effective Time, Cray (prior to the date on which the Effective Time occurs) may (after reasonable consultation with HPE), or at HPE’s written request prior to the such date, Cray will, or HPE or the Surviving Corporation upon the Effective Time may, obtain a prepaid (“tail”) directors’ and officers’ liability insurance policy in respect of acts or omissions occurring at or prior to the Effective Time for six years from the Effective Time, covering each person who was covered by such policies on the date of the Merger Agreement on terms with respect to such coverage and amounts no less favorable than those of such policies in effect on the date of the Merger Agreement, so long as the maximum premium for such tail insurance policy does not exceed the Maximum Premium.
Dissenters’ Rights
General
Under Chapter 23B.13 of the Washington Business Corporation Act (“WBCA”), holders of shares of our common stock are entitled to dissent from, and obtain payment of the fair value of their shares in cash together with accrued interest from the effective time of the merger in the event of the completion of the merger, instead of receiving the merger consideration they would otherwise be entitled to pursuant to the Merger Agreement. The following summarizes the material rights of holders of shares of our common stock under Chapter 23B.13. You should read the applicable sections of Chapter 23B.13, a copy of which is attached as Annex C to this proxy statement, and which governs dissenters’ rights. The summary below is qualified in its entirety by reference to Chapter 23B.13.
Pursuant to Chapter 23B.13.200 of the WBCA, when a proposed merger creating dissenters’ rights is to be submitted to a vote at a meeting of shareholders, as in the case at the Cray special meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters’ rights under Chapter 23B.13 and must be accompanied by a copy of Chapter 23B.13. The notice of special meeting included with this proxy statement constitutes notice to the holders of shares of our common stock of their dissenters’ rights and a copy of Chapter 23B.13 is attached as Annex C to this proxy statement.
If you are contemplating the possibility of exercising your dissenters’ rights in connection with the merger, you should carefully review the text of Chapter 23B.13. If you do not fully and precisely satisfy the procedural requirements of Chapter 23B.13, you will lose your dissenters’ rights. If any holder of shares of our common stock who asserts dissenters’ rights under the WBCA withdraws or loses (through failure to perfect or otherwise) the right to obtain payment for such holder’s shares under Chapter 23B.13, then such holder’s shares will be converted, or will be treated as if they had been converted, into the right to receive the merger consideration, without interest and subject to any applicable withholding of taxes. We will not provide you with any notice regarding your dissenters’ rights other than as described in this proxy statement and the notice of special meeting included with this proxy statement.
Requirements for Exercising Dissenters’ Rights
If you wish to assert your statutory dissenters’ rights, you must:

•
deliver to Cray, before the vote is taken at our special meeting regarding the proposal to approve the Merger Agreement, written notice of your intent to demand payment for your shares of our common stock if the merger is effected, which notice must be separate from your proxy. Your vote against the proposal to approve the Merger Agreement alone will not constitute written notice of your intent to assert your dissenters’ rights;

•	not vote your shares in favor of approval of the Merger Agreement; and

•	follow the statutory procedures for perfecting dissenters’ rights under Chapter 23B.13, which are summarized under “—Dissenters’ Rights Procedures” below.
If you fail to comply with these requirements, and if the Merger Agreement is then approved by our shareholders and the merger is completed, your shares of our common stock will be converted into the right to receive the merger consideration, without interest and subject to any applicable withholding of taxes, and you will have no dissenters’ rights with respect to your shares of our common stock.
Written notice of your intent to assert dissenters’ rights must be delivered to Cray at:
Cray Inc.
Attn: Corporate Secretary
901 Fifth Avenue, Suite 1000
Seattle, WA 98164
Such written notice must be delivered before the vote to approve the Merger Agreement is taken at the Cray special meeting. Your written notice to demand payment should specify your name and mailing address, the number of shares of Cray common stock you own, and that you intend to demand payment of the “fair value” of your shares of Cray common stock if the Merger Agreement is approved.
Vote
You must not vote in favor of, or consent in writing to, the approval of the Merger Agreement. A vote in favor of the approval of the Merger Agreement, by proxy, via the Internet, by telephone or in person, will constitute a waiver of your dissenters’ rights in respect of the shares so voted and will nullify any previously filed written notices of your intent to assert dissenters’ rights. A proxy that does not contain voting instructions will, unless revoked, be voted in favor of the approval of the Merger Agreement. Therefore, a shareholder who votes by proxy and who wishes to exercise dissenters’ rights must vote against the Merger Agreement or abstain from voting on the Merger Agreement.
Termination of Dissenters’ Rights
Your right to obtain payment of the fair value of your shares of Cray common stock under Chapter 23B.13 will terminate if:

•	the merger is abandoned or rescinded;

•	a court having jurisdiction permanently enjoins or sets aside the merger; or

•	your demand for payment is withdrawn with Cray’s written consent.
Dissenters’ Rights Procedures
If the Merger Agreement is approved by our shareholders, within 10 days after the effective date of the merger, Cray will send written notice regarding the proper procedures for dissenting to all shareholders who have given written notice under Chapter 23B.13 to the address above and have not voted in favor of approval of the Merger Agreement. The notice will:

•	state where the demand for payment must be sent and where and when the certificates representing certificated shares of Cray common stock must be deposited;

•	contain information for holders of uncertificated shares as to what extent transfer of the shares will be restricted after the payment demand is received;

•
include a form for demanding payment that includes the date of the first announcement to the news media or to shareholders of the terms of the merger (which was May 17, 2019) and requires that the person asserting dissenters’ rights certify whether or not the person acquired beneficial ownership of Cray common stock before that date;

•	indicate the date by which Cray must receive a payment demand, which date will not be fewer than 30 or more than 60 days after the date the written notice is delivered to shareholders; and

•	include a copy of Chapter 23B.13.
If you wish to assert dissenters’ rights, no later than the date set forth in the notice described above you must demand payment, certify whether you acquired beneficial ownership of your shares before May 17, 2019, and deposit your Cray share certificates in accordance with the terms of the notice. Failure to do so by the date set forth in the notice will cause you to lose the right to obtain payment of the fair value for your shares under Chapter 23B.13.
If the merger is not consummated within 60 days after the date set for demanding payment and depositing share certificates, then Cray will be required to return all deposited certificates and release any transfer restrictions imposed on uncertificated shares. If, after returning the deposited certificates and releasing transfer restrictions, the parties to the Merger Agreement wish to consummate the merger, Cray must send a new dissenters’ rights notice and repeat the payment demand procedure.
Within 30 days after the later of (a) the effective date of the merger and (b) the date the payment demand is received, Cray shall pay each dissenting shareholder who complied with the payment demand and related requirements of Chapter 23B.13.230 of the WBCA (other than dissenting shareholders who acquired their shares of Cray common stock after May 17, 2019, if Cray elects to withhold payment as described below) the amount that Cray estimates to be the fair value of the shareholder’s shares, plus accrued interest. The payment will be accompanied by:

•
financial data relating to Cray, including a balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, an income statement for that year, a statement of changes in shareholders’ equity for that year, and the latest available interim financial statements, if any;

•	an explanation of how Cray estimated the fair value of the shares;

•	an explanation of how Cray calculated the interest;

•
a statement of the dissenter’s right to demand supplemental payment if such shareholder believes that the amount paid is less than the fair value of the shares or under certain other circumstances enumerated in Chapter 23B.13.280 and described below; and

•	a copy of Chapter 23B.13.
For dissenting shareholders who were not the beneficial owners of their shares of Cray common stock before May 17, 2019, Cray may elect to withhold payment under Chapter 23B.13. To the extent that Cray so elects, after consummating the merger, Cray shall estimate the fair value of the shares, plus accrued interest, and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of the dissenter’s demand. Cray will send with its offer an explanation of how it estimated the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenter’s right to demand payment of the dissenter’s own estimate of the dissenter’s shares and the amount of interest due if such dissenter believes that the amount offered is less than the fair value of the shares or under certain other circumstances enumerated in Chapter 23B.13.280 and described below.
If you believe that the amount paid or offered by Cray is less than the fair value of your shares or believe that the interest due is incorrectly calculated, or if Cray fails to make payment for your shares within 60 days after the date set for demanding payment or the merger is not consummated and Cray does not return the deposited share certificates or release the transfer restrictions imposed on uncertificated shares within 60 days after the date set for demanding payment, you must, within 30 days of the payment or offer for payment, deliver notice to Cray in writing informing it of your own estimate of the fair value of your shares and the amount of interest due, and demanding payment of this estimate, less any amount Cray has already paid under Chapter 23B.13. If any dissenting shareholder’s demand for payment of such dissenting shareholder’s own estimate of the fair value of the shares is not settled within 60 days after receipt by Cray of such shareholder’s demand for payment, Chapter 23B.13 requires that Cray commence a proceeding in King County Superior Court and petition the court to determine the fair value of the shares and accrued interest, naming all the dissenting shareholders whose demands remain unsettled as parties to the proceeding. If Cray does not commence the proceeding within the 60-day period, it will pay each dissenter whose demand remains unsettled the amount demanded.
The jurisdiction of the court in which the proceeding is commenced will be plenary and exclusive. The court may appoint one or more appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers will have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings. The fair value of the shares as determined by the court may be less than, equal to or greater than the value of the merger consideration to be issued to non-dissenting shareholders for Cray common stock under the terms of the Merger Agreement if the merger is consummated. Shareholders should be aware that investment banking opinions as to the fairness, from a financial point of view, of the consideration payable in a merger are not opinions as to fair value under Chapter 23B.13. Each dissenter made a party to the proceeding is entitled to a judgment (a) for the amount, if any, by which the court finds the fair value of the dissenter’s shares, plus interest, exceeds the amount paid by Cray, or (b) for the fair value, plus accrued interest, of the dissenter’s after-acquired shares for which Cray elected to withhold payment pursuant to Chapter 23B.13.
The court will also determine the costs and expenses of the court proceeding and assess them against Cray, except that the court may assess the costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment under Chapter 23B.13. If the court finds that Cray did not substantially comply with the requirements of Chapters 23B.13.200 through 23B.13.280 of the WBCA, the court may also assess against Cray any fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable. The court may also assess such fees and expenses against any party if the court finds that the party has acted arbitrarily, vexatiously or not in good faith with respect to dissenters’ rights. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against Cray, the court may award to counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.
A record shareholder may assert dissenters’ rights as to fewer than all of the shares registered in the shareholder’s name only if the shareholder dissents with respect to all shares beneficially owned by any one person and delivers to Cray a notice of the name and address of each person on whose behalf the shareholder asserts dissenters’ rights. The rights of a partially dissenting record shareholder are determined as if the shares as to which the dissenter dissents and the dissenter’s other shares were registered in the names of different shareholders. Beneficial owners of Cray common stock who desire to assert dissenters’ rights as to shares held on the beneficial owners’ behalf (a) must submit to Cray the record shareholder’s consent to the dissent not later than the time the beneficial shareholder asserts dissenters’ rights, which consent shall be set forth either in a record or, if Cray has designated an address, location or system to which the consent may be electronically transmitted and the consent is electronically transmitted to the designated address, location or system, in an electronically transmitted record and (b) does so with respect to all shares of which such shareholder is the beneficial shareholder or over which such shareholder has power to direct the vote.
For purposes of Chapter 23B.13, “fair value” with respect to dissenters’ shares means the value of the shares of Cray common stock immediately before the effective date of the merger, excluding any appreciation or depreciation in anticipation of the merger, unless exclusion would be inequitable. “Interest” means interest from the effective date of the merger until the date of payment, at the average rate currently paid by Cray on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.
Delisting and De-registration of Cray Common Stock
If the merger is completed, our common stock will be de-listed from and will no longer be traded on The Nasdaq Global Select Market and will be de-registered under the Exchange Act. Following the closing of the merger, we will no longer be an independent public company.
Certain U.S. Federal Income Tax Consequences of the Merger
The following discussion summarizes certain U.S. federal income tax consequences of the merger to holders of our common stock. This discussion is based upon the provisions of the Code, the U.S. Treasury Regulations promulgated thereunder and judicial and administrative rulings, all as in effect as of the date of this proxy statement and all of which are subject to change or varying interpretation, possibly with retroactive effect. Any such changes could affect the accuracy of the statements and conclusions set forth herein.
This discussion assumes that holders of our common stock hold their shares as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a holder of our common stock in light of such holder’s particular circumstances, nor does it discuss the special considerations applicable to holders of our common stock subject to special treatment under the U.S. federal income tax laws, such as, for example, financial institutions or broker-dealers, mutual funds, tax-exempt organizations, insurance companies, dealers in securities or foreign currencies, traders in securities who elect the mark-to-market method of accounting, persons required to conform their tax reporting of income to their financial statements under Section 451(b) of the Code, controlled foreign corporations, passive foreign investment companies, former citizens or residents of the United States, holders who acquired their Cray common stock through the exercise of options or otherwise as compensation, holders who hold their Cray common stock as part of a hedge, straddle, constructive sale or conversion transaction, holders who acquired Cray common stock through a 401(k), deferred compensation plan or retirement plan, U.S. holders (as defined below) whose functional currency is not the U.S. dollar, non-U.S. holders who own, actually or constructively, more than 5% of our common stock, and holders who exercise dissenters’ rights. This discussion does not address any tax consequences arising under the unearned income Medicare contribution tax pursuant to the Health Care and Education Reconciliation Act of 2010, nor does it address any aspect of non-U.S., state, local, alternative minimum, estate, gift or other tax law that may be applicable to a holder.
This discussion provides only a general summary of the material U.S. federal income tax consequences of the merger to holders of our common stock. It is not a complete analysis or description of all potential U.S. federal income tax consequences of the merger. The U.S. federal income tax laws are complex and subject to varying interpretation. Accordingly, the Internal Revenue Service (“IRS”) may not agree with the tax consequences described in this proxy statement. No ruling has been or will be sought from the IRS as to the tax consequences of the merger.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds our common stock, the U.S. federal income tax treatment of a partner in such partnership generally will depend on the status of the partner and activities of the partnership. Partnerships holding our common stock and partners in such partnerships should consult their own tax advisors regarding the consequences of the merger.
All holders should consult their own tax advisor to determine the particular tax consequences to them (including the application and effect of any state, local or non-U.S. income and other tax laws or tax treaties) of the receipt of cash in exchange for shares of our common stock pursuant to the merger.
For purposes of this discussion, the term “U.S. holder” means a beneficial owner of Cray common stock that is, for U.S. federal income tax purposes:

•	an individual citizen or individual resident of the United States;

•	a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•
a trust if (i) its administration is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) it has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person; or

•	an estate the income of which is subject to U.S. federal income tax regardless of its source.
A “non-U.S. holder” is a beneficial owner of our common stock that is not a U.S. holder or an entity classified as a partnership for U.S. tax purposes.
U.S. Holders
The exchange of our common stock for cash pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. A U.S. holder generally will recognize gain or loss for U.S. federal income tax purposes equal to the difference, if any, between the amount of cash received pursuant to the merger and such U.S. holder’s adjusted tax basis in the shares that are converted into cash pursuant to the merger. Such gain or loss generally will be capital gain or loss, and will be long-term capital gain or loss if the holder’s holding period for such shares exceeds one year as of the date of the merger. Long-term capital gains of certain non-corporate U.S. holders, including individuals, are generally subject to U.S. federal income tax at preferential rates. The deductibility of capital losses is subject to limitations. If a U.S. holder acquired different blocks of our common stock at different times or different prices, such U.S. holder must determine its tax basis, holding period, and gain or loss separately with respect to each block of our common stock.
Non-U.S. Holders
Any gain recognized on the receipt of cash pursuant to the merger by a non-U.S. holder generally will not be subject to U.S. federal income tax unless:

•
the gain is effectively connected with a U.S. trade or business of such non-U.S. holder (and, if required by an applicable income tax treaty, is also attributable to a permanent establishment in the United States maintained by such non-U.S. holder), in which case the non-U.S. holder generally will be subject to tax on such gain in the same manner as a U.S. holder and, if the non-U.S. holder is a foreign corporation, such corporation may also be subject to branch profits tax at the rate of 30% (or such lower rate as may be specified by an applicable income tax treaty);

•
the non-U.S. holder is a nonresident alien individual who is present in the United States for 183 days or more in the taxable year of the merger and certain other conditions are met, in which case the non-U.S. holder generally will be subject to a 30% flat rate tax (unless reduced or eliminated by an applicable income tax treaty) on the non-U.S. holder’s net gain realized in the merger, which may be offset by certain U.S. source capital losses of the non-U.S. holder recognized in the same taxable year, if any; or

•
Cray is or has been a “U.S. real property holding corporation” within the meaning of Section 897(c)(2) of the Code at any time during the shorter of the five-year period preceding the merger or the period that the non-U.S. holder held our common stock and certain other conditions are satisfied. We believe that we have not been a “U.S. real property holding corporation” for U.S. federal income tax purposes at any time during the five-year period preceding the merger.

Information Reporting and Backup Withholding
Payments made in exchange for shares of our common stock generally will be subject to information reporting unless the holder is an “exempt recipient” and may also be subject to backup withholding at a rate of 24%. To avoid backup withholding, U.S. holders that do not otherwise establish an exemption should return a properly completed and executed IRS Form W-9 included with the letter of transmittal, certifying that such holder is a United States person, that the taxpayer identification number provided in the IRS Form W-9 is correct, and that such holder is not subject to backup withholding. Non-U.S. holders should submit a properly completed and executed applicable IRS Form W-8, which may be obtained at www.irs.gov, in order to avoid backup withholding. Such holders should consult their tax advisors to determine which IRS Form W-8 is appropriate. Backup withholding is not an additional tax, and any amounts withheld under the backup withholding rules may be refunded or credited against a holder’s U.S. federal income tax liability, if any, provided that the holder furnishes the required information to the IRS in a timely manner.
THE DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY AND IS NOT A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX CONSEQUENCES RELEVANT TO CRAY SHAREHOLDERS. THE TAX CONSEQUENCES OF THE MERGER MAY VARY DEPENDING UPON THE PARTICULAR CIRCUMSTANCES OF EACH SHAREHOLDER. YOU SHOULD CONSULT YOUR TAX ADVISOR CONCERNING THE U.S. FEDERAL, STATE, LOCAL, NON-U.S. INCOME OR OTHER TAX CONSEQUENCES OF THE MERGER TO YOU.
Regulatory Matters
Antitrust Laws
HSR Act
The closing of the merger is subject to expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended (“HSR Act”) and the rules thereunder. Under the HSR Act and the rules thereunder, the merger may not be completed unless certain information has been furnished to the Antitrust Division of the U.S. Department of Justice and to the Federal Trade Commission and the applicable waiting period expires or is terminated. The HSR Act requires the parties to observe a 30-day waiting period (“initial 30-day waiting period”), during which time the merger may not be consummated, unless that initial 30-day waiting period is terminated early. If, before the expiration of the initial 30-day waiting period, the Antitrust Division of the U.S. Department of Justice or the Federal Trade Commission issues a request for additional information, the parties may not consummate the transaction until 30 days after Cray and HPE have each substantially complied with such request for additional information (unless this period is shortened pursuant to a grant of earlier termination or extended by agreement between the parties and the relevant antitrust agency). On , 2019, Cray and HPE filed their respective notification and report forms pursuant to the HSR Act with the Antitrust Division of the U.S. Department of Justice and the Federal Trade Commission.
At any time before or after the effective time of the merger, the Federal Trade Commission, the Antitrust Division of the U.S. Department of Justice, state attorneys general or private parties can file suit under the antitrust laws to enjoin consummation of the merger, to impose conditions on the merger, or to require divestitures. There can be no assurance that the merger will not be challenged on antitrust grounds or, if such a challenge is made, that the challenge will not be successful.
German Antitrust Laws
The Act against Restraints of Competition requires HPE and Cray to file a notification with the Federal Cartel Office (the “FCO”) and provides that the merger shall not occur until a one month waiting period, or in case of an in-depth investigation, a waiting period of four months, from submission of a complete notification to the FCO has expired or the FCO grants an earlier clearance decision. The parties will file a notification with the FCO in connection with the merger as soon as possible.
Austrian Antitrust Laws
Under the Austrian Cartel Act (“Cartel Act”), the merger may not be completed until the expiration of a four-week waiting period following the filing of a notification with the Austrian Federal Competition Authority (“FCA”), unless the waiting period has expired or the FCA grants an earlier clearance decision. The parties will file a notification with the FCA in connection with the merger as soon as possible. Under the Cartel Act, the required four-week waiting period will expire if neither the FCA nor the Federal Cartel Prosecutor has lodged an appeal for “Phase II” proceedings within such four-week period. If a Phase II proceeding is undertaken, the waiting period with respect to the merger would be extended for an addition period of up to five months.
Japanese Antitrust Laws
The Act on Prohibition of Private Monopolisation and Maintenance of Fair Trade (“Antimonopoly Act”) requires HPE and Cray to file a notification with the Japan Fair Trade Commission (“JFTC”) and provides that the merger shall not occur until a 30-day waiting period (“Phase I”) from submission of a complete notification to the JFTC has expired or the JFTC grants an earlier clearance decision. The parties will file a notification with the JFTC in connection with the merger as soon as possible. Under the Antimonopoly Act, the transaction will be deemed to have been cleared if the JFTC does not issue a report request during Phase I. If the JFTC issues a report request during Phase I, the JFTC will have until the later of 120 days from the date of acceptance of the notification or 90 days from the date when the parties completed the response to the report request to decide whether to clear or prohibit the transaction.
Korean Antitrust Laws
The Monopoly Regulation and Fair Trade Act of Korea (“MRFTA”) requires HPE to file a notification with the Korea Fair Trade Commission (“KFTC”) and provides that the merger shall not occur until a 30-day waiting period from submission of a complete notification to the KFTC has expired and the KFTC has granted clearance. The parties will file a notification with the KFTC in connection with the merger as soon as possible. Under the MRFTA, the KFTC may extend the review period by an additional 90 days, if necessary.

THE MERGER AGREEMENT
The following summary describes certain material provisions of the Merger Agreement. This summary is not complete and is qualified in its entirety by reference to the complete text of the Merger Agreement, which is attached as Annex A to this proxy statement and incorporated into this proxy statement by reference. We urge you to read carefully the Merger Agreement in its entirety because this summary may not contain all the information about the Merger Agreement that is important to you.
The Merger Agreement and the following description have been included to provide you with information regarding the terms of the Merger Agreement and is not intended to modify or supplement any factual disclosures about Cray, HPE or Merger Sub in Cray’s public reports filed with the SEC. Such information can be found elsewhere in this proxy statement and in the other public filings Cray makes with the SEC, which are available, without charge, at www.sec.gov.
In particular, the assertions embodied in the representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specified dates, were solely for the benefit of the parties to the Merger Agreement, and are subject to limitations agreed upon by the parties to the Merger Agreement, including being qualified by confidential disclosure letter provided by Cray to HPE and Merger Sub in connection with the execution of the Merger Agreement. The disclosure letter contains information that modifies, qualifies and creates exceptions to the representations, warranties and covenants set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement have been made for the purposes of allocating risk between the parties to the Merger Agreement instead of establishing matters of fact. Accordingly, the representations and warranties in the Merger Agreement may not constitute the actual state of facts about Cray, HPE or Merger Sub. The representations, warranties and covenants set forth in the Merger Agreement may also be subject to a contractual standard of materiality different from that generally applicable under federal securities laws or from what may be viewed as material to shareholders. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, or covenants or any descriptions thereof as characterizations of the actual state of facts or the actual condition of Cray, HPE or Merger Sub, or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in our public disclosures. The Merger Agreement is described in this proxy statement and attached as Annex A only to provide you with information regarding its terms and conditions, and not to provide any other factual information regarding Cray, HPE or Merger Sub, or their respective businesses.
The Merger
Subject to the terms and conditions of the Merger Agreement and in accordance with Washington law, at the effective time of the merger, Merger Sub, a wholly owned subsidiary of HPE and a party to the Merger Agreement, will merge with and into Cray. Cray will survive the merger as a wholly owned subsidiary of HPE and the separate corporate existence of Merger Sub will cease.
Effective Time; Closing
The merger will become effective upon the filing of the articles of merger with the Secretary of State of the State of Washington or at such other date and time as may be agreed upon by the parties and specified in the articles of merger. The filing of the articles of merger will occur on the date of closing, which will take place on the third business day after the satisfaction or waiver of the conditions to the closing of the merger set forth in the Merger Agreement and described in this proxy statement, or at such other time as is agreed to in writing between the parties. Although Cray expects to complete the merger as soon as possible following the special meeting of our shareholders (if our shareholders approve the Merger Agreement) and the satisfaction or waiver of the other conditions to the closing of the merger set forth in the Merger Agreement, Cray cannot specify when or assure that Cray and HPE will satisfy or waive all of the conditions to the closing of the merger. See “—Conditions to the Closing of the Merger” beginning on page 57 of this proxy statement.
Treatment of Outstanding Common Stock
The Merger Agreement provides that each share of Cray common stock outstanding immediately prior to the effective time of the merger will be converted at the effective time of the merger into the right to receive $35.00 in cash, without interest and less any withholding taxes required by applicable law, except that shares held by Cray as treasury stock or by HPE or Merger Sub will be canceled and no payment will be made with respect to those shares, shares held by held any wholly owned subsidiary of Cray or HPE (other than Merger Sub) will be converted into such number of shares of common stock of the Surviving Corporation so as to maintain relative ownership percentages, restricted shares of Cray Common Stock underlying any Cray RSA will be treated as described under “The Merger Agreement—The Merger—Treatment of Outstanding Equity Awards” beginning on page 46 of this proxy statement and shares held by shareholders who properly exercise their dissenters’ rights under Washington law with respect to any such shares will be treated as described under “The Merger—Dissenters’ Rights” beginning on page 38 of this proxy statement.

Treatment of Outstanding Equity Awards
Vested Stock Options
Each vested Cray stock option with an exercise price less than $35.00 that is outstanding at the effective time of the merger will automatically be canceled and converted into the right to receive an amount in cash equal to the product of (i) the aggregate number of shares of the Cray common stock subject to such stock option, multiplied by (ii) the excess of the per share merger consideration of $35.00 over the applicable per share exercise price of such stock option, without interest and less applicable tax withholding.
Unvested Stock Options
Each unvested Cray stock option with an exercise price less than $35.00 that is outstanding at the effective time of the merger will be assumed by HPE and converted into an option to acquire a number of shares of HPE’s common stock (rounded down to the nearest whole number of shares) equal to the product of (i) the aggregate number of shares of Cray common stock subject to such stock option multiplied by (ii) the Equity Award Exchange Ratio. The per share exercise price of the assumed stock option will equal the quotient (rounded up to the nearest whole cent) obtained by dividing the exercise price per share of the original option by the Equity Award Exchange Ratio. The assumed stock option will continue to be subject to the same terms and conditions as applied to the corresponding Cray stock option immediately prior to the effective time (including all applicable vesting acceleration provisions).
Underwater Options
Each Cray stock option, whether vested or unvested, with an exercise price equal to or greater than the per share merger consideration of $35.00 will automatically be canceled for no consideration.
Vested RSUs
Each Cray RSU award that is outstanding and vested at the effective time of the merger will automatically be canceled and converted into the right to receive the per share merger consideration of $35.00 for each share of Cray common stock underlying such RSU award, without interest and less applicable tax withholding.
Unvested RSUs
Each Cray RSU award subject to service-based vesting that is outstanding and unvested at the effective time of the merger will be converted into an RSU award for a number of shares of HPE’s common stock equal to the product of (i) the number of shares of Cray common stock subject to such RSU award, multiplied by (ii) the Equity Award Exchange Ratio, and will remain subject to the terms and conditions as applied to such RSU award immediately prior to the effective time (including all applicable vesting acceleration provisions).
Unvested PSUs
Each Cray PSU award that is outstanding and unvested at the effective time of the merger will be converted into an RSU award for a number of shares of HPE’s common stock equal to the product of (i) 50% of the number of shares of Cray common stock subject to such PSU award (the remainder of such shares will be forfeited), multiplied by (ii) the Equity Award Exchange Ratio. Each such converted PSU award will be no longer be subject to performance vesting and will instead be eligible to vest subject to continued service through the one-year anniversary of the closing date of the merger. The converted PSU awards will otherwise remain subject to the terms and conditions as applied to such PSU awards immediately prior to the effective time (including all applicable vesting acceleration provisions).
RSAs
Each outstanding and unvested RSA held by our non-employee directors will be canceled in exchange for the right to receive the per share merger consideration of $35.00 for each share of Cray common stock underlying such RSA, without interest and less applicable tax withholding.
Surrender of Stock Certificates; Payment of Merger Consideration; Lost Certificates
Prior to the Closing Date, HPE will designate a paying agent reasonably acceptable to Cray and, prior to, at or immediately after the closing of the merger, HPE will deposit, or cause to be deposited, with the paying agent funds in an amount sufficient to pay the aggregate merger consideration as required to be paid pursuant to the Merger Agreement.
As promptly as practicable after the effective time of the merger (and in any event within three business days thereafter), HPE will cause the paying agent to mail to each person who was a holder of record of a certificate or certificates representing shares of Cray common stock a letter of transmittal containing instructions for surrendering certificates formerly representing such shares of Cray common stock in exchange for the merger consideration payable for such shares. After the effective time of the merger, each holder of a certificate previously representing such shares of Cray common stock will, upon (i) surrender to the paying agent of the certificate and (ii) delivery of a properly completed letter of transmittal in accordance with the instructions thereto and such other documents as may reasonably be required by the paying agent, be entitled to receive the merger consideration of $35.00 in cash, without interest and less any withholding taxes required by applicable law, for each share of Cray common stock formerly represented by such certificate. Each certificate so surrendered will be canceled. Until surrendered as contemplated by the terms of the Merger Agreement, each certificate formerly representing such shares of Cray common stock will be deemed at any time after the effective time to represent only the right to receive the merger consideration in cash as contemplated by the Merger Agreement, without interest.
With respect to uncertificated shares of Cray common stock held in book-entry form, Cray and HPE will cooperate to establish procedures with the paying agent and each holder of book-entry shares to ensure that the paying agent will transmit the merger consideration with respect to such shares to such holder or its nominees, upon surrender of book-entry shares held by such holder or its nominees in accordance with customary surrender procedures (including receipt by the paying agent of an “agent’s message” in customary form and/or such other evidence, if any, of transfer as the paying agent may reasonably request). Each book-entry share so surrendered will be canceled.
The cash paid upon surrender of any such certificate or book-entry shares will be deemed to have been paid in full satisfaction of all rights pertaining to the shares of Cray’s common stock formerly represented by such certificate or book-entry shares. At the close of business on the day on which the effective time of the merger occurs, Cray’s stock transfer books will be closed and Cray will not register transfers of shares on Cray’s records.
HPE, Merger Sub, the Surviving Corporation and the paying agent will have the right to deduct and withhold from the merger consideration otherwise payable such amounts as are required to be deducted and withheld with respect to the making of such payment under the Code or any other provision of applicable law.
If any such certificate has been lost, stolen or destroyed, the paying agent will pay the merger consideration with respect to each share of Cray common stock formerly represented by such certificate upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed and, if required by HPE, the posting by such person of a bond in such reasonable amount as HPE may direct as indemnity against any claim that may be made against it with respect to such certificate.
At any time following the twelve-month anniversary of the effective time of the merger, HPE may require the paying agent to deliver to it any funds (including any interest paid thereon) previously made available to the paying agent that have not been distributed to holders of certificates or book-entry shares formerly representing shares of Cray common stock. After that point, shareholders will no longer be able to receive the merger consideration from the paying agent and shall look only to the Surviving Corporation for payment of the merger consideration (subject to applicable state, federal or other abandoned property, escheat or similar laws).
Directors and Officers
The Merger Agreement provides that the initial board of directors of the Surviving Corporation effective as of, and immediately following, the effective time of the merger will consist of the members of the board of directors of Merger Sub immediately prior to the effective time of the merger, and the initial officers of the Surviving Corporation will consist of the officers of Cray immediately prior to the effective time of the merger.
Representations and Warranties
Cray has made a number of representations and warranties to HPE and Merger Sub in the Merger Agreement regarding aspects of Cray’s business and other matters pertinent to the merger. The topics covered by these representations and warranties include, among other things, the following:

•	Cray’s and Cray’s subsidiaries’ organization, existence, good standing and qualification, organizational and governing documents, and similar corporate matters;

•	Cray’s ownership of its subsidiaries;

•	Cray’s capitalization and capital structure;

•
our Board’s unanimous approval of the Merger Agreement and Cray’s corporate power and authority to execute and deliver the Merger Agreement, to perform Cray’s obligations under the Merger Agreement and to consummate the merger and the other transactions contemplated by the Merger Agreement;

•	required consents and approvals, and the absent of conflicts with and violations or breaches of, or defaults under, organizational documents, material contracts, laws and government authorizations;

•	the preparation, accuracy and compliance of Cray’s financial statements and SEC filings;

•	the absence of certain undisclosed liabilities;

•	the absence of certain changes or events;

•	certain pending and threatened litigation, orders, awards, judgments and investigations;

•	compliance with laws and governmental authorizations, including export and import laws and laws relating to economic, trade and financial sanctions;

•	environmental matters;

•	material contracts, including government contracts and bids;

•	labor and other employment matters;

•	employee benefits plans;

•	tax matters;

•	real property and leases;

•	intellectual property matters;

•	Cray’s insurance policies;

•	the absence of transactions with Cray’s affiliates that have not been disclosed in Cray’s public filings;

•	compliance with anti-corruption laws;

•	privacy and security matters;

•	top customers and suppliers;

•	the accuracy of the information supplied by Cray for use in this proxy statement;

•	the inapplicability of any state takeover or similar statute or regulation to the Merger Agreement and the merger;

•	the absence of any shareholder rights agreement, rights plan, “poison pill” or other similar agreement adopted by us;

•	Cray’s engagement of, and payment of fees to, brokers, investment bankers and financial advisors, and fees payable by Cray to other advisors in connection with the Merger Agreement and the merger; and

•	Cray’s receipt of a fairness opinion from Morgan Stanley.
Definition of Material Adverse Effect
Some of Cray’s representations and warranties in the Merger Agreement are qualified as to “materiality” or “Material Adverse Effect.” For purposes of the Merger Agreement, a “Material Adverse Effect” with respect to Cray means any change, circumstance, effect, event or occurrence that, individually or in the aggregate, (i) has or would reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of Cray and its subsidiaries, taken as a whole, or (ii) prevents or materially delays the consummation by Cray of the merger or any of the other transactions contemplated by the Merger Agreement on a timely basis.
However, no change, circumstance, effect, event or occurrence to the extent resulting from, arising out of or attributable to any of the following will, either alone or in combination, constitute or be taken into account in determining whether there has been, or would reasonably be expected to be, a Material Adverse Effect for purposes of clause (i) in the preceding paragraph:

•	changes in general economic or financial markets or political conditions in the United States or any other country;

•	any outbreak or escalation of hostilities, acts of war (whether or not declared) or terrorism;

•	any hurricane, tornado, tsunami, flood, mudslide, volcano, earthquake, wild fire, epidemic or other natural disaster or force majeure event;

•	any change after the May 16, 2019 in applicable law or GAAP (or any authoritative interpretation thereof);

•	general conditions in the industry (or changes in such conditions) in which Cray operates;

•
conditions (or changes in such conditions) in the securities markets, credit markets, currency markets or other financial markets in the United States or any other country or region in the world, including (i) changes in interest rates in the United States or any other country or region in the world and changes in exchange rates for the currencies of any countries, and (ii) any widespread general suspension of trading in securities (whether equity, debt, derivative or hybrid securities) on any securities exchange or over-the-counter market operating in the United States or any other country or region in the world;

•
the failure, in and of itself, of Cray to meet any internal or published projections, estimates, plans, budgets or forecasts or analyst projections or estimates, in any such case in respect of revenues, earnings or other financial, business or operating metrics, or changes in the market price or trading volume of Cray common stock, or analyst downgrades with respect to Cray common stock or changes in the credit rating of Cray (it being understood that the underlying facts giving rise or contributing to such failure or change may be taken into account in determining whether there has been or would reasonably be expected to be a Material Adverse Effect, if not otherwise excluded by one of the other bullet points of this definition);

•
the execution and delivery of the Merger Agreement or the pendency or consummation of the transactions contemplated thereby (including the identity of HPE), or the public announcement thereof, including any impact on the relationship of Cray or any of its subsidiaries, contractual or otherwise, with its customers, suppliers, distributors, vendors, lenders, employees or partners (subject to specified exceptions);

•
any action taken by Cray or any of its subsidiaries that is expressly required to be taken by the Merger Agreement, or the failure of Cray or any of its subsidiaries to take any action expressly prohibited from being taken by the Merger Agreement, or any action taken or not taken by Cray or any of its subsidiaries at HPE’s express written request; and

•
any legal proceedings commenced or threatened against HPE, Merger Sub or Cray or any of their respective affiliates by any private party relating to, arising out of or involving the Merger Agreement (including any shareholder litigation), the merger or any of the other transactions contemplated thereby or that would otherwise prevent or materially impede, interfere with, hinder or delay the consummation of the merger and the other transactions contemplated by the Merger Agreement;

except that, in the cases of the first, second, third, fourth, fifth and sixth bullet points set forth above, unless and to the extent that Cray and its subsidiaries, taken as a whole, are disproportionately adversely affected thereby as compared with other participants in the industry in which Cray operates.
HPE and Merger Sub have made a number of representations and warranties to Cray regarding aspects of their business and various matters pertinent to the merger. The topics covered by these representations and warranties include the following:

•	organization, existence, good standing and qualification, and similar corporate matters;

•	corporate power and authority in connection with the Merger Agreement;

•	required consents and approvals, and the absence of conflicts with and violations or breaches of, or defaults under, organizational documents, contracts, laws and governmental authorizations;

•	available funds to finance the consideration payable in the merger;

•	accuracy of information supplied for use in this proxy statement;

•	operations and HPE’s ownership of Merger Sub;

•	absence of litigation, arbitration and similar proceedings with respect to the merger;

•	brokers and other advisors;

•
that, at the time the Board approved the Merger Agreement, neither HPE nor Merger Sub was an “acquiring person” with respect to Cray as defined in Chapter 23B.19 of the Washington Business Corporation Act;

•	independent investigation of Cray; and

•	non-reliance on Cray estimates, projections, forecasts, forward-looking statements and business plans, and acknowledgment of the absence of other Cray representations and warranties.
Some of HPE’s and Merger Sub’s representations and warranties in the Merger Agreement are qualified as to “materiality” or “Parent Material Adverse Effect.” For purposes of the Merger Agreement, a “Parent Material Adverse Effect” with respect to HPE and Merger Sub means any change, circumstance, effect, event or occurrence that, individually or in the aggregate, would prevent or materially delay the ability of HPE or Merger Sub to consummate the merger prior to the Outside Date or perform any of their respective obligations under the Merger Agreement.
The representations and warranties of each of the parties to the Merger Agreement will expire upon the effective time of the merger.

Covenants
Conduct of Cray’s Business Prior to the Merger
Cray has agreed that, from the date of the Merger Agreement until the effective time of the merger (or, if earlier, until the valid termination of the Merger Agreement pursuant to its terms), except as required by law, as expressly provided by the Merger Agreement or as disclosed prior to the execution of the Merger Agreement in Cray’s confidential disclosure letter, Cray will and will cause each of its subsidiaries to carry on its business only in the ordinary course of business consistent with past practice in all material respects and use commercially reasonable efforts to preserve intact its current business organization and to preserve its relationships and goodwill with customers, suppliers, employees, licensors, licensees, distributors, lessors and others having significant business dealings with Cray or any of its subsidiaries.
Cray has further agreed that, from the date of the Merger Agreement until the effective time of the merger (or, if earlier, until the valid termination of the Merger Agreement pursuant to its terms), except as consented to in writing by HPE (which consent may not be unreasonably withheld, conditioned or delayed), as required by law or as disclosed prior to the execution of the Merger Agreement in Cray’s confidential disclosure letter, Cray will not, and will not permit any of its subsidiaries to, directly or indirectly, among other things and subject to specified exceptions:

•
declare, set aside or pay any dividends on, or make any other distributions (whether in cash, stock or property) in respect of any securities of Cray or any of its subsidiaries or set any record date therefor, subject to specified exceptions;

•
split, combine, reclassify or otherwise amend the terms of any securities of Cray or any of its subsidiaries, or issue or authorize the issuance of any other securities in lieu of or in substitution for securities of Cray;

•
repurchase, redeem or otherwise acquire any securities of Cray or any of its subsidiaries or any options, warrants or other rights to acquire any such securities, other than specified exceptions with respect to outstanding Cray equity awards;

•
issue, deliver or sell any shares of Cray or any of its subsidiaries, or other voting securities or equity interests, any securities convertible or exchangeable into any such shares, voting securities or equity interests, any options, warrants or other rights to acquire any such shares, voting securities, equity interests or convertible or exchangeable securities, any stock-based performance units, any indebtedness of Cray or any of its subsidiaries having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which holders of shares or equity interests of any Cray subsidiary may vote, or any other rights that give any person the right to receive any economic interest of a nature accruing to the holders of securities of Cray, subject in each case to specified exceptions;

•
mortgage, pledge, hypothecate, grant an easement with respect to, or otherwise encumber or restrict the use of any securities, assets, properties or rights (including intellectual property rights) of Cray or any of its subsidiaries, or otherwise create, assume or suffer to exist any liens thereupon, subject to specified exceptions;

•	amend the organizational documents of Cray or any of its subsidiaries;

•
acquire or agree to acquire from any third person (i) any person or business, by merging or consolidating with, purchasing an equity interest in or a substantial portion of the assets of, making an investment in or loan or capital contribution to or in any other manner, any person or business, or (ii) any assets that are otherwise material to Cray and its subsidiaries, subject to specified exceptions, including for acquisitions of inventory, supplies and raw materials in the ordinary course of business consistent with past practice;

•
(i) sell, lease, license, sub-license or otherwise dispose of, or otherwise encumber any of its properties, rights or assets (including intellectual property rights), subject to specified exceptions, including for sales of inventory, licenses of software or sales of professional services in the ordinary course of business consistent with past practice, or (ii) abandon or permit to lapse any of its registered intellectual property rights;

•	adopt or enter into any plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of Cray or any of its subsidiaries;

•
(i) incur, create, assume or otherwise become liable for, any indebtedness owed to any third person in excess of $500,000, or amend, modify or refinance any indebtedness owed to any third person, (ii) make any loans, advances or capital contributions to, or investments in, any other person (other than advances of expenses and other routine amounts to employees in the ordinary course of business consistent with past practice) or (iii) redeem, repurchase, prepay, defease, cancel or otherwise acquire any indebtedness;

•	incur or commit to incur any capital expenditures or authorizations or commitments with respect thereto, subject to specified exemptions;

•
pay, discharge, settle or satisfy any material claims, liabilities or obligations, subject to specified exceptions, including for payment, discharge or satisfaction in the ordinary course of business consistent with past practice;

•
commence any action, claim, suit or other legal proceeding, or compromise, settle or agree to settle any such action, claim, suit or other legal proceeding made or pending by, or against, Cray or any of its subsidiaries, subject to specified exceptions;

•
(i) other than customer contracts and certain supply contracts in the ordinary course of business consistent with past practice, enter into, terminate, cancel, amend in any material respect or modify in any material respect any material contract, subject to specified exceptions, (ii) expressly waive any material term of or any material default under, or release, settle or compromise any material claim against Cray or any of its subsidiaries or any material liability or material obligation owing to Cray or any of its subsidiaries under, any material contract, subject to specified exceptions, (iii) enter into any contract that contains a change of control or similar provision that would require a payment to the other party or parties thereto in connection with the merger or the other transactions contemplated by the Merger Agreement or (iv) amend or modify the engagement letter between Cray and Morgan Stanley;

•
change its fiscal year or change any of its financial accounting methods, principles or practices, except insofar as may have been required by a change in GAAP or applicable law, or (other than as required by GAAP for any assets that are required to be marked-to-market on a periodic basis) revalue any of its material assets;

•
(i) change any material method of tax accounting or make (other than on an originally filed tax return consistent with past practices and except as otherwise required by a change in applicable tax law), change or revoke any material tax election, (ii) file any material amended tax return or claim for a material tax refund, (iii) settle or compromise any material tax liability or refund, (iv) extend the statutory period of limitations with respect to the assessment or collection of any material tax other than an extension obtained in the ordinary course of business consistent with past practice, (v) change any tax period, (vi) prepare or file any material tax return other than on a basis consistent with past practice (except as otherwise required by a change in applicable tax law), or (vii) enter into any “closing agreement” within the meaning of Section 7121 of the Code (or any similar provision of state, local or foreign law) or any tax allocation, indemnification or sharing agreement (excluding any commercial agreements entered into in the ordinary course of business and not primarily relating to taxes) or request any tax ruling or tax holiday;

•
fail to keep in force insurance policies or replacement or revised provisions regarding insurance coverage with respect to the material assets, operations and activities of Cray and its subsidiaries as in effect as of the date of the Merger Agreement;

•
enter into any new line of business (other than any line of business that is reasonably related to and a reasonably foreseeable extension of any line of business existing as of the date of the Merger Agreement) or terminate any line of business existing as of the date of the Merger Agreement;

•
enter into any new lease of real property or amend in any material respect the terms of any existing lease of real property, other than renewals of existing leases in the ordinary course of business consistent with past practice;

•
except as required by the terms of any employee benefit plan as in effect on the date of the Merger Agreement, (i) increase the compensation or benefits payable or to become payable to any of its directors, officers, employees or individual independent contractors, (ii) grant to any of its directors, officers, employees or individual independent contractors any increase in severance or termination pay, (iii) pay or award, or commit to pay or award, any bonuses or incentive compensation, (iv) enter into any employment, consulting, severance, retention or termination agreement (including offer letters) with any of its directors, officers, employees or individual independent contractors, subject to specified exceptions, (v) establish, adopt, enter into, amend or terminate any labor agreement or any employee benefit plan, (vi) take any action to accelerate any payment or benefit, or the funding of any payment or benefit, payable or to become payable to any of its directors, officers, employees or individual independent contractors, (vii) terminate the employment of any employee or individual independent contractor having total annual base salary in excess of $200,000, other than for cause, or (viii) hire any employee or individual independent contractor having an annual base salary in excess of $200,000; or

•	authorize any of, or commit or agree to take any of, the foregoing actions.

No Solicitation of Takeover Proposals
Until the earlier of the effective time of the merger and the valid termination of the Merger Agreement pursuant to its terms, Cray has agreed not to, has agreed to cause its subsidiaries and the officers and directors of Cray and its subsidiaries not to, and has agreed to use reasonable best efforts to cause its and their respective other representatives not to, directly or indirectly:

•
solicit, initiate, endorse, knowingly facilitate or knowingly encourage the submission or announcement of any inquiries, proposals or offers that constitute or would reasonably be expected to lead to any Takeover Proposal (as defined below);

•
provide any nonpublic information concerning Cray or any of its subsidiaries to any person or group (as defined in Rule 13d-3 under the Exchange Act) in connection with any Takeover Proposal or any inquiry, proposal or offer that would reasonably be expected to lead to any Takeover Proposal, or engage in any discussions or negotiations with respect to any Takeover Proposal (other than solely to inform any relevant third party of the non-solicitation restrictions in the Merger Agreement);

•	approve, support, adopt, endorse or recommend any Takeover Proposal;

•
take any action to make the provisions of any “moratorium,” “control share acquisition,” “business combination,” “fair price” or other form of anti-takeover law inapplicable to any person other than HPE and its affiliates or to any transactions constituting or contemplated by a Takeover Proposal;

•	otherwise cooperate with or assist or participate in, or knowingly facilitate, any such inquiries, proposals, offers, discussions or negotiations; or

•	resolve or agree to do any of the foregoing.
Upon the execution of the Merger Agreement, Cray also agreed, and agreed to cause its subsidiaries and its and their respective officers and directors to, and agreed to use reasonable best efforts to cause its and their respective other representatives to, immediately cease and cause to be terminated any solicitation, encouragement, discussion or negotiation with any person or group that may be ongoing with respect to any Takeover Proposal or potential Takeover Proposal.
For purposes of the Merger Agreement, “Takeover Proposal” means any inquiry, proposal or offer from any person or group providing for any of the following:

•
any direct or indirect acquisition or purchase, in a single transaction or a series of related transactions, of (i) assets representing 20% or more of the aggregate fair market value of the consolidated assets (including intellectual property rights) of Cray and its subsidiaries, taken as a whole (but excluding, for the avoidance of doubt, any license of intellectual property rights entered into in the ordinary course of business consistent with past practice), or (ii) shares or other securities of Cray or any of its subsidiaries that, together with any other shares or any other such securities beneficially owned by such person or group, would represent 20% or more of the outstanding shares or other securities Cray or any of its subsidiaries;

•
any tender offer or exchange offer that, if consummated, would result in any person or group owning, directly or indirectly, 20% or more of the outstanding shares or other securities of Cray or any of its subsidiaries;

•
any merger, consolidation, business combination, share exchange or similar transaction involving Cray or any of its subsidiaries pursuant to which any person or group (or the shareholders of any person) would own, directly or indirectly, 20% or more of the aggregate voting power of Cray or of the surviving entity in a merger or the resulting direct or indirect parent of Cray or such surviving entity or 20% or more of the aggregate fair market value of the consolidated assets (including intellectual property rights) of Cray and its subsidiaries, taken as a whole; or

•
any reorganization, recapitalization, extraordinary dividend, liquidation, dissolution or any other similar transaction involving Cray or any of its material operating subsidiaries whose business represents 20% or more of the consolidated net revenues, net income or assets of Cray and its subsidiaries, taken as a whole, for the 12-month period ending on December 31, 2018.

Notwithstanding the foregoing, the transactions contemplated by the Merger Agreement and any proposal or offer by HPE or any of its subsidiaries are deemed to be excluded from the definition of Takeover Proposal.
For purposes of the Merger Agreement, “Superior Proposal” means any bona fide, written Takeover Proposal received after the date of the Merger Agreement that was not solicited or negotiated in material breach of the restrictions described above and that if consummated would result in a person or group owning, directly or indirectly, (i) more than 80% of the outstanding shares of Cray or (ii) more than 80% of the aggregate fair market value of the consolidated assets of Cray and its subsidiaries, taken as a whole, in each case, which our Board determines in good faith (after consultation with its financial advisor and outside legal counsel) to be more favorable to our shareholders from a financial point of view than the merger, in each case, taking into account all the terms and conditions of such proposal and the Merger Agreement (including any changes to the terms of the Merger Agreement proposed by HPE pursuant to the notice and negotiation provisions described below) that our Board determines to be relevant and which our Board determines to be reasonably capable of being completed in accordance with its terms (including, in the case of a cash transaction (in whole or in part), our Board determining that financing is then fully committed or reasonably determined to be available), taking into account all financial, legal, regulatory and other aspects of such Takeover Proposal that our Board determines to be relevant.
Notwithstanding the restrictions described above, if at any time prior to the approval of the Merger Agreement by the affirmative vote of the holders of not less than a majority of the outstanding shares of Cray common stock (“Requisite Vote”), (i) Cray has received a bona fide written Takeover Proposal from a third party that did not result from a material breach of the restrictions described above, and (ii) our Board determines in good faith, after consultation with its financial advisor and outside legal counsel, that such Takeover Proposal constitutes or could reasonably be expected to result in a Superior Proposal and that the failure to take such action described in either bullet below would reasonably be expected to be inconsistent with our Board’s fiduciary duties under applicable law, then Cray may:

•
furnish information with respect to Cray and its subsidiaries to the person making such Takeover Proposal pursuant to a confidentiality agreement with terms no less favorable to Cray in any respect than those contained in the confidentiality agreement between Cray and HPE, so long as Cray substantially concurrently provides to HPE any nonpublic information that is provided to any person and which was not previously provided to HPE; and/or

•	engage in discussions or negotiations with the person making such Takeover Proposal regarding such Takeover Proposal.
Prior to or concurrently with taking any action described in either of the preceding two bullet points, Cray must provide written notice to HPE of the determination of our Board to authorize such action.
Cray must promptly (and, in any event, within 24 hours) notify HPE in the event that Cray, any of its subsidiaries or any of their respective representatives receives any Takeover Proposal, or any initial request for nonpublic information concerning Cray or any of its subsidiaries related to, or from any person or group in connection with, any Takeover Proposal or any inquiry, proposal or offer that would reasonably be expected to lead to any Takeover Proposal, or any initial request for discussions or negotiations related to any Takeover Proposal (and any material changes related to any of the foregoing). In connection with any such notice, Cray must also provide to HPE the identity of the person or group making such Takeover Proposal or request and the material terms and conditions thereof (including, if available, copies of any written requests, proposals or offers, including proposed agreements, and written summaries of the material terms of any oral requests, proposals or offers) and the nature of such request. Thereafter, Cray must keep HPE reasonably informed on a reasonably timely basis of any material developments with respect to the discussions with respect thereto, including any material changes to the terms thereof. In addition, Cray must promptly (and in any event within 24 hours) notify HPE if it determines to begin providing information or to begin engaging in discussions or negotiations concerning a Takeover Proposal pursuant to provisions described above, and may in no event begin providing such information or begin engaging in such discussions or negotiations prior to providing such notice. Cray must also provide HPE with at least 24 hours’ prior notice (or such shorter notice as may be provided to our Board) of each meeting of our Board at which our Board is reasonably expected to consider any Takeover Proposal.
Change of Board Recommendation or Termination
As described above, and subject to the provisions described below, our Board has resolved to recommend that our shareholders vote for the approval of the Merger Agreement. The foregoing recommendation is referred to herein as “our Board recommendation”.
Except as described below, neither our Board nor any committee of our Board may:

•
withdraw or rescind (or modify or qualify in a manner adverse to HPE or Merger Sub), or publicly propose to withdraw or rescind (or modify or qualify in a manner adverse to HPE or Merger Sub), our Board recommendation;

•	adopt, approve, declare the advisability of or recommend, or publicly propose to adopt, approve, declare the advisability of or recommend, any Takeover Proposal;

•
approve or authorize, or cause or permit Cray or any of its subsidiaries to execute or enter into any confidentiality agreement, exclusivity agreement, license agreement, letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement or other similar contract related to any Takeover Proposal, other than a confidentiality agreement with terms no less favorable to Cray in any respect than those contained in the confidentiality agreement between Cray and HPE in accordance with the provisions described above under “—No Solicitation of Takeover Proposals”;

•
following the date any Takeover Proposal or any material modification thereto is first made public or sent or given to Cray shareholders, fail to publicly recommend against any such Takeover Proposal within five business days following HPE’s written request to do so (which request may only be made once with respect to any such Takeover Proposal and each material modification thereto) or subsequently withdraw, change, amend, modify or qualify (or publicly propose to do so), in a manner adverse to HPE, such recommendation against such Takeover Proposal or fail to issue a press release that expressly reaffirms our Board recommendation within such five business day period;

•	fail to include our Board recommendation in this proxy statement or any amendment thereof when disseminated to Cray shareholders; or

•	publicly propose or publicly announce an intention to take any of the foregoing actions.
Any action described in the foregoing six bullet points is referred to as an “Adverse Recommendation Change”.
However, at any time prior to the approval of the Merger Agreement by the Requisite Vote, our Board may, subject to compliance in all material respects with the provisions described above under “—No Solicitation of Takeover Proposals” and in this “—Change of Board Recommendation or Termination” section, (i) terminate the Merger Agreement in order to enter into an agreement providing for a Superior Proposal or (ii) effect an Adverse Recommendation Change in response to an Intervening Event (as defined below), but only so long as:

•
our Board determines in good faith (after consultation with its outside legal counsel) that the failure to take such action would reasonably be expected to be inconsistent with its fiduciary duties under applicable law;

•
in the case of a termination of the Merger Agreement in order to enter into an agreement providing for a Superior Proposal, our Board determines in good faith (after consultation with its outside legal counsel and financial advisors) that the applicable Takeover Proposal constitutes a Superior Proposal and Cray terminates the Merger Agreement pursuant to its terms on such reason;

•
Cray has provided prior written notice to HPE and Merger Sub, at least four business days in advance, that it will take the applicable action referred to in clause (i) or (ii) above, and specifying in reasonable detail the reasons therefor (a “Notice of Intended Recommendation Change”);

•
if Cray is proposing to terminate the Merger Agreement in order to enter into an agreement providing for a Superior Proposal, and if requested by HPE, after providing any such Notice of Intended Recommendation Change, Cray negotiates, and causes its directors and officers to and instructs and uses its reasonable best efforts to cause its other representatives to negotiate, with HPE and Merger Sub in good faith during any such four business day period (with any material amendment to the terms of any such Superior Proposal requiring a new Notice of Intended Recommendation Change and compliance with the other requirements of this bullet point anew, except that references herein to a four business day period will be deemed to refer to a two business day period) regarding any written proposal by HPE to amend the terms and conditions of the Merger Agreement and the other agreements contemplated thereby and at the end of such four business day period (or two business day period, in the case of a material amendment) our Board again makes the determinations described in the first two bullet points above with respect to such Superior Proposal; and

•
if Cray proposes to effect an Adverse Recommendation Change in response to an Intervening Event (as defined below), (a) such Adverse Recommendation Change is being made as a result of an event, fact, development or occurrence that materially affects the business, assets or operations of Cray that was not known or reasonably foreseeable by our Board as of the date of the Merger Agreement and becomes known to our Board after the date of the Merger Agreement (each, an “Intervening Event”), except that none of the following will constitute or be deemed to be an Intervening Event: (1) any event, fact, development or circumstance resulting from any breach of the Merger Agreement by Cray, (2) the receipt, existence or terms of any Takeover Proposal or any matter relating thereto or any consequences thereof, (3) any action taken by any party pursuant to and in compliance with the covenants and agreements set forth in the Merger Agreement, and any consequences of such action, (4) general changes in the industry in which Cray operates (unless such changes disproportionately affect Cray as compared with other participants in the industry, and then only to the extent of such disproportionate effect), (5) the fact, in and of itself, that Cray exceeds any internal or published projections or (6) changes, in and of themselves, in the price of Cray common stock; and (b) during any such four business day period, if requested by HPE, Cray engages in good faith negotiations with HPE regarding any written proposal by HPE to amend the terms and conditions of the Merger Agreement and the other agreements contemplated thereby and at the end of such four business day period our Board again makes the determinations described in the first bullet point above with respect to such Intervening Event.

None of the provisions described above under “—No Solicitation of Takeover Proposals” or in this “—Change of Board Recommendation or Termination” section will prohibit Cray from taking and disclosing to its shareholders a position contemplated by Rule 14e-2(a) or Rule 14d-9 promulgated under the Exchange Act, so long as any action taken or statement made to so comply is consistent with these provisions. In addition, nothing in the Merger Agreement will prohibit Cray or our Board from making the following communications, and no such statements will be deemed, in and of themselves, to constitute an Adverse Recommendation Change: (i) a “stop, look and listen” communication of the type contemplated by Rule 14d-9(f) under the Exchange Act, (ii) an express rejection of any applicable Takeover Proposal, (iii) an express reaffirmation of our Board recommendation or (iv) a factually accurate public statement that describes Cray’s receipt and review of a Takeover Proposal, the terms thereof and the identity of the person making such Takeover Proposal, and the operation of the Merger Agreement with respect thereto, provided that the public statement contains an express reaffirmation of our Board recommendation. Nothing in the Merger Agreement will prohibit Cray or our Board from making any other statement to Cray shareholders that our Board, after consultation with its outside legal counsel, has determined in good faith is required by applicable law, but nothing in this sentence will permit our Board to make any Adverse Recommendation Change except to the extent expressly permitted by, and in accordance with, the provisions described above in this “—Change of Board Recommendation or Termination” section.
Special Meeting of Cray’s Shareholders
Cray has agreed, subject to any applicable legal restraints, to convene and hold a special meeting of our shareholders, for the purpose of the approval of the Merger Agreement by our shareholders, as promptly as practicable but no later than the 45th calendar day after the expiration of the 10-day waiting period provided in Ruled 14a-6(a) promulgated under the Exchange Act or the date on which Cray learns that the SEC has no further comments on the proxy statement. Cray has also agreed to use its reasonable best efforts to obtain the approval of the Merger Agreement by the Requisite Vote. Cray may not postpone or adjourn the special meeting without the prior written consent of HPE, except Cray may adjourn the special meeting by not more than seven calendar days and to a date prior to the fifth business day preceding the Outside Date in order to obtain the Requisite Vote, obtain a quorum necessary for the special meeting or to comply with applicable law (as determined by Cray in good faith after consultation with HPE). In addition, if HPE reasonably determines in good faith that the Requisite Vote is unlikely to be obtained at the special meeting, including due to an absence of quorum, HPE may cause Cray to adjourn or postpone the special meeting by not more than seven calendar days and to a date prior to the fifth business day preceding the Outside Date in order to obtain the Requisite Vote.
Unless the Merger Agreement is validly terminated, Cray is required to convene and hold the special meeting regardless of whether our Board effects a change of Board recommendation. Further, Cray’s obligation to hold the shareholders meeting will not be affected by the commencement, public proposal, public disclosure or communication to Cray of any Takeover Proposal (whether or not such Takeover Proposal is a Superior Proposal). Unless the Merger Agreement is terminated in accordance with its terms, Cray has agreed that Cray will not submit to the vote of our shareholders any Takeover Proposal (whether or not a Superior Proposal) prior to the vote of our shareholders with respect to the Merger Agreement at the special meeting.
Efforts to Consummate the Merger; Regulatory Matters
Cray, HPE and Merger Sub have each agreed to use reasonable best efforts to:

•
take all actions and to assist and cooperate with the other parties in doing all things necessary, proper or advisable to consummate, as promptly as reasonably practicable, the Merger and the other transactions contemplated by the Merger Agreement, including using reasonable best efforts to cause the conditions to the closing of the merger to be satisfied as promptly as reasonably practicable;

•
obtain all necessary governmental authorizations of or by any governmental authority and make all necessary registrations, declarations and filings with, and notices to, such governmental authorities (including pursuant to the HSR Act) and take all reasonable steps as may be necessary to avoid an action by any governmental authority with respect to the transactions contemplated by the Merger Agreement;

•	execute and deliver any additional instruments reasonably necessary to consummate the transactions contemplated by the Merger Agreement; and

•
vigorously defend or contest any action brought by any private party that would otherwise prevent or materially impede, interfere with, hinder or delay the consummation of the Merger and the other transactions contemplated by the Merger Agreement or any litigation by any private party arising out of or involving the Merger Agreement.

In addition to the above, Cray, HPE and Merger Sub agreed to:

•	make an appropriate filing of a Notification and Report Form pursuant to the HSR Act with respect to the transactions contemplated by the Merger Agreement;

•
make appropriate filings pursuant to any competition, merger control, antitrust or similar law of Austria, Germany, Japan, South Korea and, as appropriate, consult with the U.K. Competition and Markets Authority and submit a Merger Notice if requested (together, the “Specified Foreign Merger Control Laws”);

•	supply as promptly as reasonably practicable any additional information and documentary material that may be requested pursuant to the HSR Act or any Specified Foreign Merger Control Laws; and

•
use their respective reasonable best efforts to take or cause to be taken all other actions necessary, proper or advisable consistent with the Merger Agreement to cause the expiration or termination of the applicable waiting periods, or receipt of required governmental authorizations, as applicable, under the HSR Act and the Specified Foreign Merger Control Laws as soon as practicable.

However, neither Cray nor HPE, nor any of their respective subsidiaries or other affiliates, will be required to:

•
sell, lease, license, transfer, dispose of, divest or otherwise encumber, or hold separate pending any such action, or propose, negotiate or offer to effect, or consent or commit to, any such sale, leasing, licensing, transfer, disposal, divestiture or other encumberment, or holding separate, before or after the effective time of the merger, of any assets, licenses, operations, rights, product lines, businesses or interest therein of HPE, Cray or the Surviving Corporation (or any of their respective subsidiaries or other affiliates); or

•
take or agree to take any other action or agree or consent to any limitations or restrictions on freedom of actions with respect to, or its ability to retain, or make changes in, any such assets, licenses, operations, rights, product lines, businesses or interest therein of HPE, Cray or the Surviving Corporation (or any of their respective subsidiaries or other affiliates), if taking any such action described in either of the above bullets would reasonably be expected to have, either individually or in the aggregate, a material adverse effect on HPE and its subsidiaries or Cray and Cray’s subsidiaries. For these purposes, a “material adverse effect” is measured relative to the size of Cray and its subsidiaries, taken as a whole, regardless of whether such actions are imposed on, or affect HPE, Cray or any of their respective subsidiaries.

In addition, Cray has agreed to use commercially reasonable efforts to obtain prior to the effective time of the merger all required consents, approvals or waivers from any third party in connection with the Merger, including as required under any material contracts, and participate in any related discussions or negotiations with HPE upon HPE’s reasonable request.
Access to Information
Until the earlier of the effective time of the merger and the termination of the Merger Agreement pursuant to its terms, Cray has agreed to afford to HPE, Merger Sub and their respective directors, officers, employees, attorneys, accountants and other advisors or representatives reasonable access during normal business hours, upon reasonable prior notice, to Cray’s properties, books and records, and members of management or other key employees as HPE may reasonably request, subject to customary exceptions and limitations.
Directors’ and Officers’ Indemnification and Insurance
The Merger Agreement provides for indemnification and exculpation rights with respect to liabilities for acts or omissions occurring at or prior to the effective time of the merger, as well as related advancement of expenses and insurance rights, in favor of any person who is or prior to the effective time of the merger becomes, or has been at any time prior to the date of the Merger Agreement, a director or officer of Cray or any of its subsidiaries (collectively, the “indemnitees”). Specifically, HPE and the Surviving Corporation have agreed to indemnify and advance expenses to the indemnitees to the fullest extent permitted by applicable law with respect to any action, claim, suit or other legal proceeding based in whole or in part on, or arising in whole or in part out of, the fact that the indemnitee is or was a director or officer of Cray or any of its subsidiaries prior to the effective time of the merger. For a period of six years after the effective time of the merger, the certificate of incorporation and bylaws of the Surviving Corporation must contain provisions no less favorable with respect to indemnification, exculpation, limitation of liabilities and advancement of expenses with respect to the indemnitees in respect of acts or omissions occurring or alleged to have occurred at or prior to the effective time of the merger than are as set forth in the articles of incorporation and bylaws of Cray as of the date of the Merger Agreement.
For a period of six years from the effective time of the merger, HPE must maintain in effect Cray’s current directors’ and officers’ liability insurance policies in respect of acts or omissions occurring at or prior to the effective time of the merger, covering each indemnitee on terms with respect to such coverage and amounts no less favorable in the aggregate than those of such policies in effect on the date of the Merger Agreement, provided that neither HPE nor the Surviving Corporation shall be required to pay an aggregate annual premium for such insurance policies in excess of 300% of the annual premium paid by Cray for coverage for its last full fiscal year (the “Maximum Premium”), and if the annual premiums of such insurance exceed the Maximum Premium, then if and to the extent available commercially, HPE or the Surviving Corporation must obtain a policy with the greatest coverage available for a cost not exceeding such Maximum Premium. However, in lieu of maintaining the foregoing insurance after the effective time of the merger, Cray (prior to the Closing Date) may (after reasonable consultation with HPE), or at HPE’s written request prior to the Closing Date, Cray will, or HPE or the Surviving Corporation upon the effective time of the merger may, obtain a prepaid (“tail”) directors’ and officers’ liability insurance policy in respect of acts or omissions occurring at or prior to the effective time of the merger for six years from the effective time of the merger, covering each person who was covered by such policies on the date of the Merger Agreement on terms with respect to such coverage and amounts no less favorable than those of such policies in effect on the date of the Merger Agreement, so long as the maximum premium for such tail insurance policy does not exceed the Maximum Premium.
Employee Matters
For a period of one year following the effective time of the merger, HPE will provide to each employee of Cray or any of its subsidiaries as of immediately prior to the effective time of the merger (each, a “Company Employee”), for so long as such Company Employee remains employed by HPE or any of its subsidiaries during such period, (i) base salary that is at least equal to that provided to such Company Employee immediately prior to the effective time of the merger, (ii) cash incentive compensation opportunities (including with respect to individual target bonus levels) that are no less favorable than those provided to similarly situated employees of HPE and its subsidiaries (other than Cray and its subsidiaries); (iii) other employee benefits that are no less favorable in the aggregate than those provided to similarly situated employees of HPE and its subsidiaries (other than Cray and its subsidiaries) and (iv) upon a termination without cause of a Company Employee, severance benefits that are no less favorable than those provided to similarly situated employees of HPE and its subsidiaries (other than Cray and its subsidiaries).
Each Company Employee will be given credit for all service with Cray and its subsidiaries and their respective predecessors, if applicable, for purposes of eligibility for vacation and service recognition awards under the employee benefit plans of HPE, the Surviving Corporation, or any of their subsidiaries in which such Company Employee becomes a participant, and eligibility under the Family and Medical Leave Act; provided that foregoing service credit will not apply to the extent that its application would result in a duplication of benefits.
With respect to each health and welfare benefit plan maintained by HPE or the Surviving Corporation for the benefit of Company Employees, HPE will use commercially reasonable efforts to cause (i) the waiver of all limitations as to pre-existing conditions, exclusions and waiting periods with respect to participation and coverage requirements applicable to Company Employees (and their eligible dependents) under such plan to the extent that such conditions, exclusions or waiting periods were waived or satisfied under the comparable health or welfare benefit plans of Cray immediately prior to the effective time of the merger; and (ii) each Company Employee (or his or her eligible dependents) to be given credit under such plan for all amounts paid by Company Employee (or his or her eligible dependents) under any similar Cray benefit plans for the plan year that includes the effective time of the merger for purposes of satisfying any applicable deductible or out-of-pocket requirements under such plan maintained by HPE or the Surviving Corporation, as applicable, for the plan year in which the effective time of the merger occurs.
Security Holder Litigation
In the event that any action, claim, suit or other legal proceeding is commenced or threatened against HPE, Merger Sub, Cray or any of their respective affiliates by any private party relating to, arising out of or involving the Merger Agreement (including any shareholder litigation), the Merger or any of the other transactions contemplated by the Merger Agreement or that would otherwise prevent or materially impede, interfere with, hinder or delay the consummation of the Merger and the other transactions contemplated by the Merger Agreement, HPE and Cray have agreed to keep each other reasonably informed with respect thereto, subject to certain exceptions to preserve legal privilege.
Cray must promptly advise HPE and must cooperate fully with HPE (and must use reasonable best efforts to cause its representatives to cooperate fully with HPE) in connection with, and must consult with and permit HPE and its representatives to participate in, the defense, negotiations or settlement of any such legal proceedings, and Cray must give due consideration to HPE’s advice with respect thereto. Cray may not, and must not permit any of its subsidiaries nor any of its or their representatives to, compromise, settle, come to a settlement arrangement regarding any such legal proceeding or consent thereto unless in each case HPE has consented thereto in advance in writing.
Conditions to the Closing of the Merger
Cray’s, HPE’s and Merger Sub’s obligations to effect the merger are subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

•	the Requisite Vote has been obtained;

•
the absence of any temporary restraining order, preliminary or permanent injunction, or any law or other judgment that has been enacted, issued, promulgated, enforced or entered by a governmental authority of competent jurisdiction, which is still in effect and has the effect of making the merger illegal or otherwise preventing or prohibiting the consummation of the merger (a “Restraint”); and

•
the waiting period (and extensions) applicable to the transactions contemplated by the Merger Agreement under the HSR Act has expired or been terminated and all other required approvals, consents or clearances under the Specified Foreign Merger Control Laws have been obtained.

HPE’s and Merger Sub’s obligations to effect the merger are subject to the satisfaction or waiver by HPE or Merger Sub on or prior to the Closing Date of the following conditions:

•
certain of Cray’s representations and warranties relating to Cray’s organization, standing and corporate power; authority and recommendation; the absence of certain changes; state takeover statutes and rights plan; brokers and other advisors; and the opinion of Cray’s financial advisor are true and correct in all respects as of the date of the Merger Agreement and as of the Closing Date as though made as of the Closing Date (except, in each case, to the extent any such representations and warranties are made as of a specific date, in which case as of such specific date only);

•
certain of Cray’s representations and warranties relating to Cray’s subsidiaries are true and correct in all material respects (disregarding all qualifications or limitations as to “materiality,” “Material Adverse Effect” and words of similar import therein) as of the date of the Merger Agreement and as of the Closing Date as though made as of the Closing Date (except, in each case, to the extent any such representations and warranties are made as of a specific date, in which case such representations and warranties are true and correct in all material respects (disregarding all qualifications or limitations as to “materiality,” “Material Adverse Effect” and words of similar import therein) as of such specific date only);

•
certain of Cray’s representations and warranties relating to Cray’s capital structure are true and correct in all respects as of the date of the Merger Agreement and as of the Closing Date as though made as of the Closing Date (except to the extent any such representations and warranties are made as of a specific date, in which case such representations and warranties will be true and correct in all respects as of such specific date only), except for inaccuracies that, individually or the aggregate, would not increase the aggregate amount payable by Merger Sub or HPE in the merger by more than a de minimis amount;

•
Cray’s representations and warranties (other than those described above) are true and correct in all respects (disregarding all qualifications or limitations as to “materiality,” “Material Adverse Effect” and words of similar import therein) as of the date of the Merger Agreement and as of the Closing Date as though made as of the Closing Date (except, in each case, to the extent any such representations and warranties are made as of a specific date, in which case such representations and warranties are true and correct in all respects (disregarding all qualifications or limitations as to “materiality,” “Material Adverse Effect” and words of similar import in the Merger Agreement) as of such specific date only) except where the failure of such representations and warranties to be true and correct has not had and would not have, individually or in the aggregate, a Material Adverse Effect;

•
Cray has performed and complied in all material respects with the obligations, covenants and agreements required to be performed or complied with under the Merger Agreement at or prior to the closing of the merger;

•	the absence of a Material Adverse Effect that has occurred since May 16, 2019 and that is continuing; and

•
the receipt of a certificate from the chief executive officer or chief financial officer of Cray, dated as of the Closing Date, certifying to the effect that the conditions in the preceding six bullet points have been satisfied.

Cray’s obligations to effect the merger are subject to the satisfaction or waiver by Cray on or prior to the Closing Date of the following conditions:

•
the representations and warranties of HPE and Merger Sub in the Merger Agreement are true and correct in all respects (disregarding all qualifications or limitations as to “materiality,” “Parent Material Adverse Effect” and words of similar import therein) as of the date of the Merger Agreement and as of the Closing Date as though made as of the Closing Date (except, in each case, to the extent any such representations and warranties are made as of a specific date, in which case such representations and warranties are true and correct in all respects (disregarding all qualifications or limitations as to “materiality,” “Parent Material Adverse Effect” and words of similar import therein) as of such specific date only) except where the failure of such representations and warranties to be true and correct has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect;

•
HPE and Merger Sub have performed and complied in all material respects with the obligations, covenants and agreements required to be performed or complied with by them under the Merger Agreement at or prior to the closing of the merger; and

•	Receipt of a certificate from an officer of HPE, dated as of the Closing Date, certifying to the effect that the conditions in the preceding two bullet points have been satisfied.

Termination of the Merger Agreement
The Merger Agreement may be terminated and abandoned under any of the following circumstances:

•	by mutual written consent of Cray and HPE;

•
by either HPE or Cray, if the effective time of the merger has not occurred on or before November 16, 2019 (“Outside Date”), except if, on the Outside Date, all of the conditions to the consummation of the Merger have been satisfied or waived, other than the condition relating to the absence of Restraints (to the extent such Restraint is in respect of the HSR Act or any other antitrust law), the condition relating to the expiration or termination of the waiting period under the HSR Act and the obtaining of approvals, consents or clearances under the Specified Foreign Merger Control Laws or conditions that by their nature are to be satisfied or validly waived on the Closing Date (if such conditions would be satisfied or validly waived were the Closing Date to occur at such time), then, at the election of HPE or Cray, the Outside Date will be extended for up to two periods (the first period of four months and the second period of three months) by delivery of written notice to the other party, and such extended date shall constitute the Outside Date, (provided that the right to terminate pursuant to this provision will not be available to any party whose breach of the Merger Agreement was a principal cause of or resulted in the failure of the effective time of the merger to occur by such date) (any such termination, an “Outside Date Termination”);

•
by either HPE or Cray, if any Restraint is in effect enjoining, restraining or otherwise preventing or prohibiting the consummation of the merger, and such Restraint will have become final and nonappealable (provided that the right to terminate pursuant to this provision will not be available (i) to any party unless such party has complied with specified obligations to prevent, oppose or remove such Restraint or (ii) to any party whose breach of the Merger Agreement was a principal cause of or resulted in such Restraint);

•
by either HPE or Cray, if the special meeting of our shareholders (including any adjournments or postponements thereof) has been duly held and completed and a vote on approval of the Merger Agreement has been taken and the Requisite Vote has not been obtained (any such termination, a “Vote-Down Termination”);

•
by HPE, if there is any breach of or inaccuracy in any of Cray’s representations or warranties set forth in the Merger Agreement or Cray fails to perform any of its covenants or agreements set forth in the Merger Agreement, (A) which inaccuracy, breach or failure to perform would give rise to the failure of the related closing condition to be satisfied, (B) HPE delivers to Cray written notice of such inaccuracy, breach or failure to perform and (C) such inaccuracy, breach or failure to perform (1) is not capable of being cured prior to the Outside Date or (2) is not cured within twenty business days following HPE’s delivery of written notice to Cray of such inaccuracy, breach or failure to perform (any such termination, a “Breach Termination”); however, HPE will not have this right to terminate this Agreement if HPE or Merger Sub is then in material breach of any of its representations, warranties, covenants or agreements such that Cray has the right to terminate this Agreement as a result of such material breach;

•
by HPE, if a Material Adverse Effect has occurred and such Material Adverse Effect is either (A) not capable of being cured prior to the Outside Date or (B) is not cured within twenty Business Days following HPE’s delivery of written notice to Cray of such occurrence;

•
by HPE, if at any time prior to obtaining the Requisite Vote, there is (i) an Adverse Recommendation Change, (ii) a tender or exchange offer relating to securities of Cray has commenced (other than by HPE or an affiliate of HPE) and our Board has recommended that the shareholders of Cray tender their shares in such tender or exchange offer or, within ten business days after the commencement of such tender or exchange offer, our Board has failed to recommend against acceptance of such offer (a termination pursuant to clause (i) or (ii) a, “Change in Recommendation Termination”) or (iii) a material breach by Cray of the provisions of the Merger Agreement relating to solicitations of Takeover Proposals (a “Non-Solicitation Termination”);

•
by Cray, if there is any breach or inaccuracy in any of HPE’s or Merger Sub’s representations or warranties set forth in the Merger Agreement or HPE or Merger Sub has failed to perform any of its covenants or agreements set forth in the Merger Agreement, (i) which inaccuracy, breach or failure to perform would give rise to the failure of the related closing condition to be satisfied, (ii) Cray delivers to HPE written notice of such inaccuracy, breach or failure to perform and (iii) such inaccuracy, breach or failure to perform (A) is not capable of being cured prior to the Outside Date or (B) is not cured within twenty Business Days following the Cray’s delivery of written notice to HPE of such breach; however, Cray will not have this right to terminate the Merger Agreement if Cray is then in material breach of any of its representations, warranties, covenants or agreements such that HPE has the right to terminate the Merger Agreement as a result of such material breach; or

•
by Cray, at any time prior to obtaining the Requisite Vote, in order to enter into an acquisition agreement providing for a Superior Proposal immediately following or concurrently with such termination (so long Cray pays the

Termination Fee (as defined below) concurrently with such termination (a “Superior Proposal Termination”).
Termination Fee and Expenses
Cray has agreed to pay HPE a termination fee of $46,000,000 in cash (“Termination Fee”) if:

•	the Merger Agreement is terminated by HPE pursuant to a Change in Recommendation Termination;

•	the Merger Agreement is terminated by Cray pursuant to a Superior Proposal Termination; or

•
(i) after the date of the Merger Agreement, a Takeover Proposal has become publicly known and not irrevocably withdrawn at least two business days prior to the termination of the Merger Agreement, (ii) thereafter, the Merger Agreement is terminated (a) by HPE or Cray pursuant to an Outside Date Termination (but only (1) if the Requisite Vote had not been obtained prior to such termination or (2) if HPE was then be entitled to terminate the Merger Agreement pursuant to a Non-Solicitation Termination or a Breach Termination), (b) by HPE pursuant to a Non-Solicitation Termination or a Breach Termination arising from a breach of Cray’s covenants or agreements set forth in the Merger Agreement or (c) by HPE or Cray pursuant to a Vote-Down Termination, and (iii) within 12 months of such termination, Cray or any of its subsidiaries enters into a definitive agreement that provides for any Takeover Proposal, or any Takeover Proposal (regardless of when made) is consummated. Solely for purposes of this provision, all references to “20%” in the definition of Takeover Proposal are deemed to be references to “50%.”

In no event will Cray be required to pay the Termination Fee on more than one occasion. Upon the termination of the Merger Agreement under circumstances in which the Termination Fee is payable and Cray pays the Termination Fee in full to HPE (or a person designated by HPE), such Termination Fee will be deemed to be liquidated damages, and not a penalty, payable to HPE and, except in the case of fraud or any willful breach of the Merger Agreement, receipt of the Termination Fee will constitute the sole and exclusive remedy of HPE, Merger Sub and their respective affiliates for any and all losses or damages suffered or incurred by HPE, Merger Sub or any of its affiliates in connection with the Merger Agreement and the transactions contemplated thereby.
Specific Performance
HPE, Merger Sub and Cray have agreed that irreparable damage, for which monetary damages (even if available) would not be an adequate remedy, would occur in the event that any provision of the Merger Agreement (including failing to take such actions as are required of it thereunder to consummate the merger or the transactions contemplated thereby) is not performed in accordance with its specific terms or is otherwise breached. Accordingly, the parties have agreed that, prior to the termination of the Merger Agreement pursuant to its terms, each party will be entitled to an injunction or injunctions, or any other appropriate form of specific performance or equitable relief, to prevent breaches of the Merger Agreement and to enforce specifically the terms and provisions of the Merger Agreement in any court of competent jurisdiction, this being in addition to any other remedy to which they are entitled under the terms of the Merger Agreement at law or in equity.
Expenses
Except in limited circumstances expressly specified in the Merger Agreement, all fees and expenses incurred in connection with the Merger Agreement, the merger and the other transactions contemplated by the Merger Agreement will be paid by the party incurring such fees or expenses, whether or not the Merger or any of the other transactions contemplated by the Merger Agreement are consummated.
Governing Law
The Merger Agreement and any action, claim, suit or other legal proceeding that may directly or indirectly be based upon, relate to or arise out of the Merger Agreement or any transaction contemplated thereby, or the negotiation, execution or performance thereof, will be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any laws that might result in the application of the law of another jurisdiction, except with respect to matters relating to Article I of Merger Agreement and the fiduciary duties of our Board and the board of directors of Merger Sub, which will be governed by and construed in accordance with the law of the State of Washington.

SECURITY OWNERSHIP OF EXECUTIVE OFFICERS AND CERTAIN BENEFICIAL OWNERS
The following table sets forth information with respect to the beneficial ownership of our common stock as of May 31, 2019, for:

•	each beneficial owner of more than 5% of our outstanding common stock;

•	each of our executive officers and each of our directors; and

•	all of our executive officers and directors as a group.
Beneficial ownership is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by footnote, to our knowledge, the persons and entities named in the table have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them, subject to applicable community property laws. Securities that may be acquired within 60 days of May 31, 2019, including shares subject to stock options that may be exercised, and RSUs or PSUs that may vest and settle, are deemed to be beneficially owned by the person or entity holding such securities for the purpose of computing beneficial ownership, but are not treated as outstanding for the purpose of computing the ownership of any other person or entity. The information as to beneficial ownership presented in the table below does not take into account any accelerated vesting that may occur in connection with the closing of the merger. The applicable percentages of beneficial ownership are based on 41,305,776 shares of common stock outstanding as of May 31, 2019.

Name and Address (1)	Common Shares Owned	Restricted Stock Units Vesting and Options Exercisable Within 60 Days	Total Beneficial Ownership (2)		Percentage
5% Shareholders:
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	6,035,363	—	6,035,363	(3)

The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	4,178,677	—	4,178,677	(4)

Dimensional Fund Advisors LP Building One, 6300 Bee Cave Road Austin, TX 78746	2,064,868	—	2,064,868	(5)

Non-Employee Directors:
Prithviraj Banerjee	14,697	20,000	34,697	(6)	*
Catriona M. Fallon	4,067	20,000	24,067	(7)	*
Stephen E. Gold	—	20,000	20,000	(8)	*
Stephen C. Kiely	20,853	—	20,853	(9)	*
Sally G. Narodick	49,808	—	49,808		*
Daniel C. Regis	51,208	—	51,208	(10)	*
Max L. Schireson	12,579	20,000	32,579	(11)	*
Brian V. Turner	10,353	20,000	30,353	(12)	*

Executive Officers:
Peter J. Ungaro	319,843	479,232	799,075	(13)
Brian C. Henry	26,372	100,748	127,120	(14)	*
Charles D. Fairchild	25,819	55,770	81,589	(15)
Charles A. Morreale	53,761	41,957	95,718	(16)	*
Efstathios Papaefstathiou	25,054	25,082	50,136	(17)	*
Michael C. Piraino	57,731	99,027	156,758	(18)	*
All current directors and executive officers as a group (14 persons)	672,145	901,816	1,573,961

*	Less than 1% of the outstanding common stock.

(1)	Unless otherwise indicated, all addresses are c/o Cray Inc., 901 Fifth Avenue, Suite 1000, Seattle, Washington 98164.

(2)
Unless otherwise indicated in these footnotes and subject to community property laws where applicable, each of the listed shareholders has sole voting and investment power with respect to the shares shown as beneficially owned by such shareholder. The number of shares and percentage of beneficial ownership includes shares of common stock issuable pursuant to stock options held by the person or group that may be exercised on May 31, 2019, or within 60 days thereafter.

(3)
The information under the column “Common Shares Owned” with respect to BlackRock, Inc. is based on a Schedule 13G/A filed with the SEC on January 24, 2019, regarding beneficial ownership as of December 31, 2018. In that Schedule 13G/A, BlackRock, Inc. reported beneficial ownership of 6,035,363 shares, with sole voting power of 5,919,347 shares, without shared voting power, sole dispositive power of 6,035,363 shares, and without shared dispositive power.

(4)
The information under the column “Common Shares Owned” with respect to The Vanguard Group is based on a Schedule 13G/A filed with the SEC on February 11, 2019, regarding beneficial ownership as of December 31, 2018. In that Schedule 13G/A, The Vanguard Group reported beneficial ownership of 4,178,677 shares, with sole voting power of 47,305 shares, with shared voting power of 11,400 shares, sole dispositive power of 4,124,172 shares, and with shared dispositive power of 54,505 shares.

(5)
The information under the column “Common Shares Owned” with respect to Dimensional Fund Advisors LP is based on a Schedule 13G/A filed with the SEC on February 8, 2019, regarding beneficial ownership as of December 31, 2018. Dimensional Fund Advisors LP, an investment adviser registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager or sub-adviser to certain other commingled funds, group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the ”Funds”). In certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-adviser and/or manager, Dimensional Fund Advisors LP or its subsidiaries (collectively, “Dimensional”) may possess voting and/or investment power over the securities of the Issuer that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the Issuer held by the Funds. However, all securities reported in this schedule are owned by the Funds. Dimensional disclaims beneficial ownership of such securities. Dimensional Fund Advisors LP holds sole voting power as to 1,965,262 shares and sole dispositive power of 2,064,868 shares.

(6)	Represents (i) 14,697 shares held by Mr. Banerjee and (ii) 20,000 options exercisable within 60 days of May 31, 2019.

(7)	Represents (i) 4,067 shares held by Ms. Fallon and (ii) 20,000 options exercisable within 60 days of May 31, 2019.

(8)	Represents 20,000 options exercisable by Mr. Gold within 60 days of May 31, 2019.

(9)
Represents (i) 4,067 shares held by Mr. Kiely and (ii) 16,786 shares held by The Kiely Trust dtd 9/24/18. Mr. Kiely is one of the trustees of The Kiely Trust dtd 9/24/18 and has voting and dispositive power over the shares held by The Kiely Trust dtd 9/24/18.

(10)
Represents (i) 4,067 shares held by Mr. Regis and (ii) 47,141 shares held by Regis Investments, L.P. Mr. Regis is the general partner of Regis Investment L.P. and has voting and dispositive power over the shares held by Regis Investment, L.P.

(11)	Represents (i) 12,579 shares held by Mr. Schireson and (ii) 20,000 options exercisable within 60 days of May 31, 2019.

(12)	Represents (i) 10,353 shares held by Mr. Turner and (ii) 20,000 options exercisable within 60 days of May 31, 2019.

(13)	Represents (i) 316,400 shares held by Mr. Ungaro, (ii) 3,443 shares held in the Cray 401(k) Plan, and (iii) 479,232 options exercisable within 60 days of May 31, 2019.

(14)	Represents (i) 26,372 shares held by Mr. Henry and (ii) 100,748 options exercisable within 60 days of May 31, 2019.

(15)	Represents (i) 25,609 shares held by Mr. Fairchild, (ii) 210 shares held in the Cray 401(k) Plan, and (iii) 55,770 options exercisable within 60 days of May 31, 2019.

(16)	Represents (i) 51,702 shares held by Mr. Morreale, (ii) 2,059 shares held in the Cray 401(k) Plan, and (iii) 41,957 options exercisable within 60 days of May 31, 2019

(17)	Represents (i) 25,054 shares held by Dr. Papaefstathiou and (ii) 25,082 options exercisable within 60 days of May 31, 2019.

(18)	Represents (i) 57,156 shares held by Mr. Piraino, (ii) 575 shares held in the Cray 401(k) Plan, and (iii) 99,027 options exercisable within 60 days of May 31, 2019.

MATTERS BEING SUBMITTED TO A VOTE OF CRAY SHAREHOLDERS
Proposal 1: Approval of the Merger Agreement
Approval of the Merger Agreement
Cray shareholders will be asked at the special meeting to approve the Merger Agreement, dated as of May 16, 2019, by and among HPE, Merger Sub and Cray. For a summary of and detailed information regarding this proposal, see the information about the proposal to approve the Merger Agreement, the Merger Agreement and the merger throughout this proxy statement, including “The Merger” beginning on page 14 of this proxy statement and “The Merger Agreement” beginning on page 45 of this proxy statement. A copy of the Merger Agreement is attached to this proxy statement as Annex A. You are urged to read the Merger Agreement carefully in its entirety.
Vote Required and Board Recommendation
The affirmative vote of the holders of not less than a majority of the outstanding shares of Cray common stock on the record date is required to approve the Merger Agreement. If you abstain from voting, fail to cast your vote, in person or by proxy, or fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have the same effect as a vote against the proposal to approve the Merger Agreement.
Our Board has unanimously approved the Merger Agreement and determined that the Merger Agreement and the merger are advisable, fair to and in the best interests of Cray and our shareholders.
Our Board unanimously recommends that you vote “FOR” the proposal to approve the Merger Agreement.
Proposal 2: The Advisory Compensation Proposal
Compensation Paid to Named Executive Officers in Connection with the Merger
In accordance with Section 14A of the Exchange Act and the applicable SEC rules issued thereunder, we are providing our shareholders with the opportunity to cast a non-binding, advisory vote to approve certain compensation that may be paid or become payable to our named executive officers in connection with the proposed merger. For more detailed information regarding these amounts, see “Quantification of Potential Payments and Benefits to Our Named Executive Officers” including the accompanying footnotes and related narrative discussion beginning on page 36 of this proxy statement.
Accordingly, we are asking our shareholders to approve the following resolution:
“RESOLVED, that the shareholders of Cray Inc. hereby APPROVE, on an advisory basis, certain compensation that will or may be paid or become payable to Cray’s named executive officers in connection with the merger, as disclosed pursuant to Item 402(t) of Regulation S-K, described in the table “Quantification of Potential Payments and Benefits to Our Named Executive Officers” and the accompanying footnotes and related narrative discussion beginning on page 36 of Cray’s proxy statement for its special meeting of shareholders to be held on          , 2019.”
Effect of Advisory Vote
The vote on this proposal is a vote separate and apart from the votes on the proposal to approve the Merger Agreement and the proposal to approve adjournment of the special meeting. Accordingly, you may vote to approve either of the other proposals and vote not to approve this proposal, and vice versa. Approval of this proposal is not a condition to completion of the proposed merger.
Because the vote on this proposal is only advisory in nature, it will not be binding on either Cray or HPE. The merger-related compensation described herein is contractual in nature and not, by its terms, subject to shareholder approval. Accordingly, regardless of the outcome of this advisory vote, if the merger is completed, our named executive officers may become eligible to receive the various payments in accordance with the terms and conditions applicable to their individual arrangements with Cray.
Vote Required and Board Recommendation
Approval of the advisory compensation proposal requires that the votes cast “FOR” such proposal exceed the number of votes cast “AGAINST” such proposal. If you vote to “ABSTAIN,” it will have no effect on the advisory compensation proposal, provided that a quorum is present in person or represented by proxy at the special meeting. The failure to submit a proxy card or vote in person will therefore not affect whether the advisory compensation proposal has been approved, provided that a quorum is present in person or represented by proxy at the special meeting.
Our Board unanimously recommends that you vote “FOR” the Advisory Compensation Proposal.

Proposal 3: The Adjournment Proposal
Adjournment of the Special Meeting
In the event that there is not a quorum present at the special meeting or there are insufficient votes to approve the Merger Agreement at the time of the special meeting, we may move to adjourn the special meeting in order to enable our Board to solicit additional proxies in favor of the approval of the Merger Agreement. In such case, we will ask our shareholders to vote only upon the adjournment proposal and not on the other proposals discussed in this proxy statement.
Vote Required and Board Recommendation
Approval of the proposal to adjourn the special meeting to a later date if our Board determines that it is necessary or appropriate, and is permitted by the Merger Agreement, to solicit additional proxies if there is not a quorum present or there are not sufficient votes in favor of the approval of the Merger Agreement at the time of the special meeting requires that the votes cast “FOR” such proposal exceed the number of votes cast “AGAINST” such proposal. Abstentions will have no effect on the adjournment proposal. The failure to submit a proxy card or vote in person will therefore not affect whether the adjournment proposal has been approved.
Our Board unanimously recommends that you vote “FOR” the adjournment proposal.

OTHER MATTERS
No business may be transacted at the special meeting other than the matters set forth in this proxy statement.
FUTURE SHAREHOLDER PROPOSALS
If the merger is completed, we will have no public shareholders and there will be no public participation in any of our future shareholder meetings. However, if the merger is not completed, our public shareholders will continue to be entitled to attend and participate in our shareholders meetings and we will continue hold an annual meeting of shareholders.
If the merger is not completed, our shareholders who intend to have a proposal considered for inclusion in our proxy statement and form of proxy for presentation at our 2020 annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act must submit their proposal to us not less than 60 days nor more than 90 days prior to the annual meeting or, if less than 60 days’ notice or prior public disclosure of the date of the annual meeting is given or made to the shareholders, by the 10th business day following the first public announcement of the annual meeting. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions established by the SEC. Our shareholders may contact our Corporate Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making shareholder proposals and nominating director candidates.
WHERE YOU CAN FIND MORE INFORMATION
We are subject to the informational requirements of the Exchange Act, and file annual, quarterly and current reports, proxy statements and other information with the SEC. You can read our SEC filings through the Internet at the SEC’s website at www.sec.gov. Please call the SEC at 1-800-SEC-0330 for further information about the public reference room.
You may obtain any of the documents we file with the SEC, without charge, by requesting them in writing or by telephone from us at the following address:
Cray Inc.
901 Fifth Avenue, Suite 1000
Seattle, Washington 98164
Attn: Corporate Secretary
If you would like to request documents from us, please do so by , 2019, to receive them before the special meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt method, promptly after we receive your request.
If you have any questions concerning the merger, the special meeting or this proxy statement, would like additional copies of this proxy statement or need help voting your shares of our common stock, please contact our proxy solicitor:
MacKenzie Partners, Inc.1407 Broadway, 27th Floor
New York, New York 10018
(212) 929-5500
or
Call Toll-Free (800) 322-2885
Email: cray@mackenziepartners.com

INCORPORATION BY REFERENCE
We are allowed to “incorporate by reference” information that we file with the SEC into this proxy statement, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this proxy statement. Information in this proxy statement supersedes information incorporated by reference that we filed with the SEC prior to the date of this proxy statement, while information that we file later with the SEC will automatically update and supersede the information in this proxy statement. We incorporate by reference into the proxy statement the documents listed below, and any future filings we will make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act (other than Current Reports on Form 8-K containing only information furnished under Item 2.02 or Item 7.01 of Form 8-K, unless otherwise indicated therein) after the date of this proxy statement but prior to the date of the special meeting:

•	our Annual Report on Form 10-K for the year ended December 31, 2018;

•	our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2019;

•	our definitive Proxy Statement on Schedule 14A filed with the SEC on April 18, 2019; and

•	our Current Reports on Form 8-K filed with the SEC on February 21, 2019, May 7, 2019 and May 17, 2019 (in each case, except for information contained therein which is furnished rather than filed).
We will make these documents available to you without charge upon your oral or written request. Requests should be directed to us at the following address:
Cray Inc.
901 Fifth Avenue, Suite 1000
Seattle, Washington 98164
Attn: Corporate Secretary

MISCELLANEOUS
Your vote is important. You may vote by returning the enclosed proxy card, submitting a proxy via the Internet or by telephone or by attending the special meeting and voting in person. If you have any questions about this proxy statement, the special meeting or the merger or need assistance with voting procedures, you should contact:
Cray Inc.
901 Fifth Avenue, Suite 1000
Seattle, Washington 98164
Attn: Corporate Secretary
or
MacKenzie Partners, Inc.1407 Broadway, 27th Floor
New York, New York 10018
(212) 929-5500
or
Call Toll-Free (800) 322-2885
Email: cray@mackenziepartners.com

Please note, however, that if your shares are held of record by a brokerage firm, bank, trust or other nominee and you wish to vote at the special meeting, you must instruct the brokerage firm, bank, trust or other nominee how to vote your shares or obtain a proxy issued in your name from that record holder.
You should not send in your share certificates, if any, until you receive the transmittal materials from the paying agent with instructions for the surrender of your share certificates. Our record shareholders who have further questions about their share certificates or the exchange of our common stock for cash should contact the paying agent.
YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE ON THE PROPOSALS DESCRIBED HEREIN. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED                  , 2019. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE (OR AS OF AN EARLIER DATE IF SO INDICATED IN THIS PROXY STATEMENT). NEITHER THE MAILING OF THIS PROXY STATEMENT TO SHAREHOLDERS NOR THE ISSUANCE OF CASH IN THE MERGER CREATES ANY IMPLICATION TO THE CONTRARY. THIS PROXY STATEMENT DOES NOT CONSTITUTE A SOLICITATION OF A PROXY IN ANY JURISDICTION WHERE, OR TO OR FROM ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE A PROXY SOLICITATION.

ANNEX A
Merger Agreement

AGREEMENT AND PLAN OF MERGER
by and among
HEWLETT PACKARD ENTERPRISE COMPANY,
CANOPY MERGER SUB, INC.
and
CRAY INC.
dated as of
May 16, 2019

AGREEMENT AND PLAN OF MERGER
This AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of May 16, 2019, is entered into by and among Hewlett Packard Enterprise Company, a Delaware corporation (“Parent”), Canopy Merger Sub, Inc., a Washington corporation and a wholly owned Subsidiary of Parent (“Merger Sub”), and Cray Inc., a Washington corporation (the “Company”). Each of Parent, Merger Sub and the Company is referred to herein as a “Party” and together as the “Parties”. Capitalized terms used and not otherwise defined in this Agreement have the meanings set forth in Article IX.
RECITALS
WHEREAS, it is proposed that the Parties effect the acquisition of the Company by Parent through the merger of Merger Sub with and into the Company, with the Company being the surviving entity (the “Merger”);
WHEREAS, in connection with the Merger, each share of common stock, par value $0.01 per share, of the Company (“Company Common Stock”) issued and outstanding immediately prior to the Effective Time (other than any Cancelled Shares, Converted Shares, Dissenting Shares or Company Restricted Shares) shall be automatically converted into the right to receive the Merger Consideration upon the terms and conditions set forth in this Agreement and in accordance with the Washington Business Corporation Act (the “WBCA”);
WHEREAS, the board of directors of the Company (the “Company Board”) unanimously (i) determined that the terms of this Agreement and the transactions contemplated hereby, including the Merger, are fair to, and in the best interests of, the Company and its stockholders, (ii) determined that it is in the best interests of the Company and its stockholders and declared it advisable to enter into this Agreement, (iii) approved the execution and delivery by the Company of this Agreement, the performance by the Company of its covenants and agreements contained herein and the consummation of the Merger and the other transactions contemplated hereby upon the terms and subject to the conditions contained herein and (iv) resolved to recommend that the stockholders of the Company vote to approve this Agreement, in each case on the terms and subject to the conditions set forth in this Agreement (the “Recommendation”);
WHEREAS, the respective boards of directors of Parent and Merger Sub have unanimously (i) determined that this Agreement and the transactions contemplated by this Agreement, including the Merger, are in the best interests of their respective stockholder(s) and (ii) approved this Agreement and the transactions contemplated by this Agreement, including the Merger, on the terms and subject to the conditions set forth in this Agreement;
WHEREAS, Parent, in its capacity as the sole stockholder of Merger Sub, has approved this Agreement and the transactions contemplated by this Agreement, including the Merger, on the terms and subject to the conditions set forth in this Agreement; and
WHEREAS, the Parties desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also prescribe various terms of and conditions to the Merger.
NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, covenants and agreements contained in this Agreement, and subject to the conditions set forth herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:
Article I
THE MERGER
Section 1.01.    The Merger. Upon the terms and subject to the conditions set forth herein, and in accordance with the WBCA, Merger Sub shall be merged with and into the Company at the Effective Time. Following the Effective Time, the separate corporate existence of Merger Sub shall cease, and the Company shall continue as the surviving corporation in the Merger (the “Surviving Corporation”).
Section 1.02.    Closing. The closing of the Merger (the “Closing”) shall take place at the offices of Wachtell, Lipton, Rosen & Katz, 51 West 52nd Street, New York, New York 10019 at 10:00 a.m., New York City time, on the third Business Day after the satisfaction or waiver (to the extent permitted) of the conditions set forth in Article VII (other than any such conditions that by their nature are to be satisfied by action taken at or immediately prior to the Closing, but subject to the satisfaction or (to the extent permitted) waiver of such conditions at the Closing), unless another date or place is agreed to in writing by the Company and Parent. The date on which the Closing actually occurs is referred to as the “Closing Date”.
Section 1.03.    Effective Time. Subject to the provisions of this Agreement, as promptly as reasonably practicable on the Closing Date, the Parties shall file articles of merger (the “Articles of Merger”) in such form as is required by, and executed and acknowledged in accordance with, the relevant provisions of the WBCA, and shall make all other filings and recordings required under the WBCA to effect the Merger. The Merger shall become effective on such date and time as the Articles of Merger are filed with the Secretary of State of the State of Washington or at such other date and time as Parent and the Company shall agree and specify in the Articles of Merger. The date and time at which the Merger becomes effective is referred to herein as the “Effective Time”.
Section 1.04.    Effects of the Merger. The Merger shall have the effects set forth herein and in the applicable provisions of the WBCA. Without limiting the generality of the foregoing, from and after the Effective Time, the Surviving Corporation shall possess all properties, rights, privileges, powers and franchises of the Company and Merger Sub, and all of the claims, obligations, liabilities, debts and duties of the Company and Merger Sub shall become the claims, obligations, liabilities, debts and duties of the Surviving Corporation.
Section 1.05.    Articles of Incorporation and Bylaws.
(a)At the Effective Time, the articles of incorporation of Merger Sub as in effect immediately prior to the Effective Time shall be the articles of incorporation of the Surviving Corporation (the “Surviving Corporation Articles of Incorporation”), except that the name of the Surviving Corporation shall be “Cray Inc.” and subject to Section 6.06, until thereafter changed or amended as provided therein or by applicable Law.
(b)The bylaws of Merger Sub as in effect immediately prior to the Effective Time shall be the bylaws of the Surviving Corporation (the “Surviving Corporation Bylaws”), except that the name of the Surviving Corporation shall be “Cray Inc.” and subject to Section 6.06, until thereafter changed or amended as provided therein or by applicable Law.
Section 1.06.    Directors. Subject to applicable Law, each of the Parties shall take all necessary action to ensure that the board of directors of the Surviving Corporation effective as of, and immediately following, the Effective Time shall consist of the members of the board of directors of Merger Sub immediately prior to the Effective Time, each to hold office in accordance with the certificate of incorporation and bylaws of the Surviving Corporation until their respective successors shall have been duly elected, designated or qualified, or until their earlier death, resignation or removal in accordance with the articles of incorporation and bylaws of the Surviving Corporation. The Company shall use commercially reasonable efforts to cause each director of the Company immediately prior to the Effective Time to execute and deliver a letter effectuating his or her resignation as a member of the Company Board to be effective as of the Effective Time (and, if and to the extent reasonably requested by Parent at least five (5) days prior to the Closing Date, will also use commercially reasonable efforts to obtain letters of resignation, effective as of the Effective Time, from any directors of any Subsidiary).
Section 1.07.    Officers. From and after the Effective Time, the officers of the Company immediately prior to the Effective Time shall be the officers of the Surviving Corporation, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.
Section 1.08.    Taking of Necessary Action. If at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of the Company and Merger Sub, the Surviving Corporation, the board of directors of the Surviving Corporation and officers of the Surviving Corporation shall take all such lawful and necessary action, consistent with this Agreement, on behalf of the Company, Merger Sub and the Surviving Corporation.
Article II
EFFECT OF THE MERGER ON THE CAPITAL STOCK OF THE CONSTITUENT CORPORATIONS
Section 2.01.    Effect on Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of the Company, Parent, Merger Sub or the holders of any shares of Company Common Stock or any other capital stock of the Company, or any shares of capital stock of Parent or Merger Sub:
(a)Capital Stock of Merger Sub. Each share of capital stock of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become one validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation.
(b)Cancellation of Cancelled Shares; Conversion of Converted Shares. Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time that is at such time owned (i) by the Company as treasury stock or (ii) by Parent or Merger Sub, in each case shall be automatically cancelled and shall cease to exist (the “Cancelled Shares”), and no consideration shall be delivered in exchange therefor. Shares of Company Common Stock issued and outstanding immediately prior to the Effective Time that are held by any wholly owned Subsidiary of the Company or any wholly owned Subsidiary of Parent (other than Merger Sub) (the “Converted Shares”) will automatically be converted into such number of fully paid and non-assessable shares of common stock of the Surviving Corporation such that the ownership percentage of any such Subsidiary in the Surviving Corporation immediately following the Effective Time shall equal the ownership percentage of such Subsidiary in the Company immediately prior to the Effective Time.
(c)Conversion of Company Common Stock. Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (excluding (i) the Cancelled Shares or the Converted Shares in accordance with Section 2.01(b), (ii) the Company Restricted Shares and (iii) except as provided in Section 2.01(d), the Dissenting Shares) shall be converted into the right to receive $35.00 in cash, without interest (the “Merger Consideration”). At the Effective Time, all such shares of Company Common Stock shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, and each holder of a certificate (each such certificate, a “Certificate”), and/or each holder of Book-Entry Shares, that, in either case, immediately prior to the Effective Time represented any such shares of Company Common Stock shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration pursuant to this Article II.
(d)Dissenting Shares. Notwithstanding anything herein to the contrary, shares of Company Common Stock issued and outstanding immediately prior to the Effective Time that are held by any holder who did not vote in favor of this Agreement or the Merger (or consent thereto in writing) and who exercises dissenters’ rights when and in the manner required under Chapter 23B.13 of the WBCA (collectively, the “Dissenting Shares”) shall not be converted into the right to receive the Merger Consideration as provided in Section 2.01(c), but instead such holder shall be entitled to only such rights as are granted with respect to the payment of the fair value of such shares under the applicable provisions of Chapter 23B.13 of the WBCA. At the Effective Time, the Dissenting Shares shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, and each holder of Dissenting Shares shall cease to have any rights with respect thereto, except the rights provided for pursuant to the applicable provisions of Chapter 23B.13 of the WBCA. Notwithstanding the foregoing, if any such holder shall fail to perfect or otherwise shall waive, withdraw or lose any such right under Chapter 23B.13 of the WBCA or a court of competent jurisdiction shall determine that such holder is not entitled to the relief provided by Chapter 23B.13 of the WBCA, then such right of such holder under Chapter 23B.13 of the WBCA shall cease and such Dissenting Shares shall be deemed to convert (or have been converted) at the Effective Time into, and shall become, the right to receive the Merger Consideration as provided in Section 2.01(c), without any interest thereon. The Company shall give Parent prompt notice of any written notices (or of any threats with respect thereto) that the Company receives from or on behalf of its shareholders to exercise dissenters’ rights in respect of any shares of Company Common Stock, attempted withdrawals of such notices and any other instruments served pursuant to Chapter 23B.13 of the WBCA and received by the Company relating to shareholders’ dissenters’ rights, and Parent shall have the right to participate in and direct all negotiations and proceedings with respect to demands for fair value under Chapter 23B.13 of the WBCA. The Company shall not, except with the prior written consent of Parent, make any payment with respect to, or settle, or offer or agree to settle, any such demand. Any Merger Consideration made available to the Paying Agent to exchange for shares of Company Common Stock for which dissenters’ rights have been perfected shall be returned to Parent upon demand.
Section 2.02.    Exchange Fund and Payment Procedures.
(a)Paying Agent. Prior to the Closing Date, Parent shall appoint a bank or trust company reasonably acceptable to the Company to act as paying agent (the “Paying Agent”) for the payment of the Merger Consideration in accordance with this Article II and, in connection therewith, shall enter into an agreement with the Paying Agent in a form reasonably acceptable to the Company. Prior to, at or immediately after the Closing (but in any event no later than the Closing Date), Parent, on behalf of Merger Sub, shall deposit, or cause to be deposited, with the Paying Agent cash in an amount sufficient to pay the aggregate Merger Consideration as required to be paid pursuant to this Agreement (such cash being hereinafter referred to as the “Exchange Fund”). Subject to Section 2.02(g), the Exchange Fund shall not be used for any other purpose.
(b)Certificate Exchange Procedures. As promptly as reasonably practicable after the Effective Time (and in any event within three (3) Business Days thereafter), Parent shall cause the Paying Agent to mail to each holder of record of a Certificate (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to the Paying Agent and which shall otherwise be in customary form), and (ii) instructions for use in effecting the surrender of the Certificates (or affidavits of loss in lieu thereof) in exchange for the Merger Consideration payable for each such share of Company Common Stock covered by such Certificates. Each holder of record of a Certificate shall, upon surrender to the Paying Agent of such Certificate, together with such letter of transmittal, duly executed, and such other documents as may reasonably be required by the Paying Agent, be entitled to receive in exchange therefor the amount of cash which the number of shares of Company Common Stock previously represented by such Certificate shall have been converted into the right to receive pursuant to Section 2.01(c), and the Certificate so surrendered shall forthwith be cancelled. In the event of a transfer of ownership of Company Common Stock that is not registered in the transfer records of the Company, payment of the Merger Consideration may be made to a person other than the person in whose name the Certificate so surrendered is registered if such Certificate shall be properly endorsed or otherwise be in proper form for transfer and the person requesting such payment shall pay any transfer or other similar Taxes required by reason of the payment of the Merger Consideration to a person other than the registered holder of such Certificate or establish to the reasonable satisfaction of Parent that such Tax has been paid or is not applicable. Until surrendered as contemplated by this Section 2.02(b), each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the Merger Consideration that the holder thereof has the right to receive in respect of such Certificate pursuant to this Article II. No interest shall be paid or will accrue on any cash payable to holders of Certificates pursuant to the provisions of this Article II.
(c)Book-Entry Shares. With respect to uncertificated shares of Company Common Stock held in book-entry form (“Book-Entry Shares”), Parent and the Company shall cooperate to establish procedures with the Paying Agent and each holder of Book-Entry Shares to ensure that the Paying Agent will transmit to such holder or its nominees, upon surrender of Book-Entry Shares held of record by such holder or its nominees in accordance with customary surrender procedures (including receipt by the Paying Agent of an “agent’s message” in customary form and/or such other evidence, if any, of transfer as the Paying Agent may reasonably request), the Merger Consideration for each such Book-Entry Share pursuant to and in accordance with the terms of this Agreement, and each such Book-Entry Share shall forthwith be cancelled. Payment of the Merger Consideration with respect to any Book-Entry Share shall only be made to the person in whose name such Book-Entry Share is registered.
(d)No Further Transfers of or Ownership Rights in Company Common Stock. All cash paid upon the surrender of Certificates or cancellation of Book-Entry Shares in accordance with the terms of this Article II shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares of Company Common Stock formerly represented by such Certificates or Book-Entry Shares, as the case may be. At the close of business on the day on which the Effective Time occurs, the stock transfer books of the Company shall be closed, and there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the shares of Company Common Stock that were outstanding immediately prior to the Effective Time. If, after the Effective Time, any Certificate is presented to the Surviving Corporation for transfer, it shall be cancelled against delivery of the applicable Merger Consideration to the holder thereof as provided in this Article II.
(e)Termination of the Exchange Fund. Any portion of the Exchange Fund that remains undistributed to the holders of the Certificates or Book-Entry Shares twelve (12) months after the Effective Time shall be delivered to Parent, upon demand, and any holders of the Certificates or Book-Entry Shares who have not theretofore complied with this Article II shall thereafter look only to the Surviving Corporation for, and the Surviving Corporation shall remain liable for (subject to applicable state, federal or other abandoned property, escheat or similar Laws), payment of their claims for the Merger Consideration pursuant to the provisions of this Article II.
(f)No Liability. None of Parent, Merger Sub, the Company, the Surviving Corporation or the Paying Agent shall be liable to any person in respect of any cash from the Exchange Fund delivered to a public official in compliance with any applicable state, federal or other abandoned property, escheat or similar Laws. If any Certificate shall not have been surrendered prior to the date on which the applicable Merger Consideration would escheat to or become the property of any Governmental Authority, any such Merger Consideration shall, to the extent permitted by applicable Law, immediately prior to such time become the property of Parent, free and clear of all claims or interest of any person previously entitled thereto.
(g)Investment of Exchange Fund. The Paying Agent shall invest the cash in the Exchange Fund as directed by Parent. Any interest and other income resulting from such investments shall be paid solely to Parent. No investment losses resulting from investment of the Exchange Fund shall diminish the rights of any holder of Certificates or Book-Entry Shares to receive the Merger Consideration as provided herein.
(h)Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by Parent, the posting by such person of a bond in such reasonable amount as Parent may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent shall deliver in exchange for such lost, stolen or destroyed Certificate the applicable Merger Consideration.
Section 2.03.    Company Equity Awards.
(a)Treatment of Company Stock Options.
(i)Effective as of the Effective Time, (A) each then-outstanding Company Stock Option that is vested and is not an Underwater Option (each, a “Cash-Out Option”) shall automatically be cancelled and converted into the right to receive an amount of cash from the Surviving Corporation equal to the product of (1) the total number of shares of Company Common Stock then underlying such Cash-Out Option multiplied by (2) the excess, if any, of the Merger Consideration over the exercise price per share of Company Common Stock of such Cash-Out Option, without any interest thereon, and subject to all applicable Tax withholdings. The Surviving Corporation shall pay the amounts set forth in this Section 2.03(a)(i) within five (5) Business Days following the Effective Time.

(ii)Effective as of the Effective Time, each then-outstanding Company Stock Option that is not a Cash-Out Option or an Underwater Option (each, a “Roll-Over Option”) shall be assumed by Parent and shall be converted into an option (a “Parent Stock Option”) to acquire (A) that number of whole shares of common stock, par value $0.01 per share, of Parent (“Parent Common Stock”) (rounded down to the nearest whole number of shares) equal to the product of (1) the number of shares of Company Common Stock underlying such Roll-Over Option immediately prior to the Effective Time multiplied by (2) the Equity Award Exchange Ratio, (B) at an exercise price per share of Parent Common Stock (rounded up to the nearest whole cent) equal to the quotient obtained by dividing (1) the exercise price per share of Company Common Stock of such Roll-Over Option by (2) the Equity Award Exchange Ratio. Except as otherwise provided in this Section 2.03(a)(ii), each such Parent Stock Option shall continue to have, and shall be subject to, the same terms and conditions as applied to the corresponding Roll-Over Option immediately prior to the Effective Time (including all applicable vesting acceleration provisions).
(iii)All Company Stock Options, whether vested or unvested, that are outstanding and unexercised as of the Effective Time with an exercise price per share that equals or exceeds the Merger Consideration (each, an “Underwater Option”) will not be assumed by Parent and shall automatically be cancelled and terminated without consideration upon the Closing Date.
(b)Treatment of Company RSU Awards.
(i)Effective as of the Effective Time, each Company RSU Award that is then-outstanding and vested shall automatically be cancelled and converted into the right to receive an amount of cash from the Surviving Corporation equal to the product of (1) the total number of shares of Company Common Stock then underlying such vested Company RSU Award multiplied by (2) the Merger Consideration, without any interest thereon, and subject to all applicable Tax withholdings. The Surviving Corporation shall pay the amounts set forth in this Section 2.03(b)(i) within five (5) Business Days following the Effective Time.
(ii)Effective as of the Effective Time, each Company RSU Award that is then-outstanding and unvested shall be assumed by Parent and shall be converted into a restricted stock unit award that corresponds to shares of Parent Common Stock (each, a “Parent RSU Award”) with respect to a number of shares of Parent Common Stock (rounded to the nearest whole number of shares) equal to the product of (i) the number of shares of Company Common Stock underlying such Company RSU Award immediately prior to the Effective Time multiplied by (ii) the Equity Award Exchange Ratio. For purposes of clause (i) of the immediately preceding sentence, the number of shares of Company Common Stock underlying a performance-vesting Company RSU Award immediately prior to the Effective Time shall equal 50% of the number of shares covered by the Company RSU Award immediately prior to the Effective Time, and the remainder of such covered shares shall be forfeited. Except as otherwise provided in this Section 2.03(b), each Parent RSU Award shall continue to have, and shall be subject to, the same terms and conditions as applied to the corresponding Company RSU Award immediately prior to the Effective Time (including all applicable vesting acceleration provisions), provided that any such Parent RSU Award corresponding to a performance-vesting Company RSU Award shall no longer be subject to performance-based vesting and shall be subject only to continued service through the one-year anniversary of the date on which the Effective Time occurs.
(c)Treatment of Company RSA Awards. Effective as of the Effective Time, each Company RSA Award that is then-outstanding and unvested and that is held by a non-employee director of the Company shall vest, be cancelled and be converted into the right to receive an amount of cash from the Surviving Corporation equal to the product of (A) the total number of shares of Company Common Stock then underlying such Company RSA Award multiplied by (B) the Merger Consideration, without any interest thereon, and subject to all applicable Tax withholdings. The Surviving Corporation shall pay the amounts set forth in this Section 2.03(c) within five (5) Business Days following the Effective Time.
(d)Resolutions. As soon as reasonably practicable following the date hereof, and in any event prior to the Effective Time, the Company Board (or, if appropriate, any committee administering the Company Stock Plans) shall adopt such resolutions and take such other actions as may be required to effectuate the actions contemplated by this Section 2.03.
(e)Parent Actions. At the Effective Time, the Parent shall assume all the obligations of the Company under the Company Stock Plans, each outstanding Parent Stock Option and Parent RSU, and the agreements evidencing the grants thereof, and the number and kind of shares available for issuance under each Company Stock Plan shall be adjusted to reflect shares of Parent Common Stock in accordance with the provisions of the applicable Company Stock Plan. Parent shall file with the SEC, as soon as reasonably practicable (but in any event no more than five Business Days) after the Effective Time, a registration statement on Form S-8 (or any successor form), to the extent such form is available, relating to the Parent Common Stock issuable with respect to the Parent Stock Options and Parent RSU Awards. Parent shall use commercially reasonable efforts to maintain the effectiveness of such registration statement or statements for so long as Parent Stock Options and Parent RSU Awards remain outstanding.

Section 2.04.    Withholding. Notwithstanding anything herein to the contrary, Parent, Merger Sub, the Surviving Corporation and the Paying Agent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to the Merger or otherwise pursuant to this Agreement such amounts as are required to be deducted and withheld with respect to the making of such payment under the Internal Revenue Code of 1986, as amended (the “Code”), or any other provision of applicable Law. To the extent that amounts are so deducted and withheld, such deducted and withheld amounts (a) shall be treated for all purposes of this Agreement as having been paid to the person in respect of which such deduction and withholding was made and (b) shall be paid over to the appropriate Governmental Authority by or on behalf of Parent, Merger Sub or the Paying Agent within the time and in the manner required by applicable Law.
Article III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
Except (i) as disclosed in any report or other document filed with the SEC by the Company, or incorporated by reference into such document, since January 1, 2018 and publicly available prior to the date hereof (collectively, the “Filed SEC Documents”), other than any disclosures contained under the captions “Risk Factors” or “Forward Looking Statements” and any other disclosures contained therein that are predictive, cautionary or forward looking in nature, or (ii) subject to Section 9.03(g), as set forth in the Company Disclosure Letter, the Company represents and warrants to Parent and Merger Sub as follows:
Section 3.01.    Organization, Standing and Corporate Power.
(a)The Company is duly organized and validly existing under the Laws of Washington and has all requisite corporate power and authority to carry on its business as presently conducted. The Company is duly qualified or licensed to do business and is in good standing (where such concept is recognized under applicable Law) in each jurisdiction where the nature of its business or the ownership, leasing or operation of its properties makes such qualification or licensing necessary, other than where the failure to be so qualified, licensed or in good standing has not had and would not have, individually or in the aggregate, a Material Adverse Effect.
(b)True and complete copies of the Restated Articles of Incorporation of the Company and any amendments thereto (collectively, the “Company Articles of Incorporation”) and the Amended and Restated Bylaws of the Company and any amendments thereto (collectively, the “Company Bylaws”), in each case as in effect on the date hereof, have been made available to Parent. The Company is not in violation of any provision of the Company Articles of Incorporation or the Company Bylaws unless, in the case of a violation of the Company Bylaws, such violation would not be material to the Company and its Subsidiaries, taken as a whole.
Section 3.02.    Subsidiaries.
(a)Section 3.02(a) of the Company Disclosure Letter sets forth a true and complete list of each Subsidiary of the Company, including its jurisdiction of incorporation or formation. There are no issued or outstanding (i) securities of the Company convertible into, or exchangeable for, shares of capital stock or other voting securities of, or other ownership interests in, any Subsidiary of the Company, (ii) warrants, calls, options or other rights to acquire from the Company or any of its Subsidiaries, or any Contracts to which the Company or any of its Subsidiaries is a party or by which any of them is bound obligating the Company or such Subsidiary, as applicable, to issue, any shares of capital stock or other voting securities of, or other equity or ownership interests in, or any securities convertible into, or exchangeable for, any shares of capital stock or other voting securities of, or other equity or ownership interests in, any Subsidiary of the Company, or (iii) restricted shares, stock appreciation rights, performance units, contingent value rights, “phantom” stock or similar securities that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any shares of capital stock or other voting securities of, or other ownership interests in, any Subsidiary of the Company (the items in clauses (i) through (iii), together with any shares of capital stock or other voting securities of, or other equity or ownership interests in, any Subsidiary of the Company, being referred to collectively as the “Company Subsidiary Securities”).
(b)Each of the Company’s Subsidiaries is duly organized, validly existing and in good standing (to the extent such legal concept exists) under the Laws of its jurisdiction of organization and has all requisite corporate or other applicable entity power and authority to carry on its business as presently conducted. Except for the capital stock of, or other equity or ownership interests in, its Subsidiaries, the Company does not own, directly or indirectly, any shares, membership interest, partnership interest, joint venture interest, or other equity, voting or ownership interest in, or any interest convertible into, exercisable or exchangeable for any of the foregoing, nor is it under any current or prospective obligation to form or participate in, make any loan, capital contribution, guarantee, credit enhancement or other investment in, any person. All the outstanding shares of capital stock of, or other equity or ownership interests in, each Subsidiary of the Company were validly issued and fully paid and nonassessable and are owned, directly or indirectly, by the Company free and clear of all pledges, liens, charges, mortgages, encumbrances or security interests of any kind or nature whatsoever (collectively,

“Liens”), other than Permitted Liens. There are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Company Subsidiary Securities.
(c)The Company has made available to Parent (i) a true and complete list, with respect to the Company and each of its Subsidiaries, of such entity’s officers and directors (or individuals with equivalent responsibilities) and (ii) true and complete copies of the certificate of incorporation and bylaws (or comparable organizational documents) of each of its Subsidiaries, in each case as in effect on the date hereof.
Section 3.03.    Capital Structure.
(a)The authorized capital stock of the Company consists of 75,000,000 shares of Company Common Stock and 5,000,000 shares of preferred stock, par value $0.01 per share (the “Company Preferred Stock”). At the close of business on May 15, 2019 (the “Capitalization Date”), (i) 41,181,712 shares of Company Common Stock were issued and outstanding (including the shares underlying the Company RSA Awards), (ii) 7,847,610 shares of Company Common Stock were reserved and available for issuance pursuant to the Company Stock Plans, and pursuant to such Company Stock Plans, (A) 2,114,754 shares of Company Common Stock were subject to outstanding awards of Company restricted stock units (such restricted stock units, the “Company RSU Awards”) (including 482,485 shares of Company Common Stock covered by performance-vesting Company RSU Awards), (B) 30,269 shares of Company Common Stock were subject to outstanding awards of restricted Company Common Stock (such awards, the “Company RSA Awards”), and (C) 1,633,075 shares of Company Common Stock were subject to outstanding options to acquire shares of Company Common Stock with a weighted average exercise price per share of $20.91 (such options, the “Company Stock Options” and, together with the Company RSU Awards and Company RSA Awards, the “Company Equity Awards”), (iii) no shares of Company Common Stock were owned or held by the Company as treasury stock, and (iv) no shares of Company Preferred Stock were outstanding. Except as set forth in this Section 3.03(a), at the close of business on the Capitalization Date, no shares of capital stock or other voting securities of or other equity or ownership interests in the Company, or securities convertible into, or exchangeable for, any shares of capital stock or other voting securities of or other equity or ownership interests in the Company, were issued, reserved for issuance or outstanding. None of the Company’s Subsidiaries owns any Company Securities.
(b)Except as set forth in Section 3.03(a) and for changes since the Capitalization Date resulting from (x) the exercise of Company Stock Options outstanding on such date, (y) the vesting and settlement in accordance with their terms of Company RSA Awards and Company RSU Awards outstanding on such date, or (z) the issuance of Company RSU Awards and Company RSA Awards after such date, in each case as and to the extent permitted by Section 5.01(a), there are no issued, reserved for issuance or outstanding (i) shares of capital stock or other voting securities of, or other equity or ownership interests in, the Company, (ii) securities of the Company convertible into or exchangeable for shares of capital stock or other voting securities of, or other equity or ownership interests in, the Company, (iii) warrants, calls, options or other rights to acquire from the Company, or other Contracts to which the Company is a party or by which the Company is bound obligating the Company to issue, any shares of capital stock or other voting securities of, or other equity or ownership interests in, or securities convertible into or exchangeable for shares of capital stock or other voting securities of, or other equity or ownership interests in, the Company, or (iv) restricted shares, stock appreciation rights, performance shares or units, contingent value rights, “phantom” stock or similar securities issued by the Company that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any shares of capital stock or voting securities of, or other equity or ownership interests in, the Company (the items in clauses (i) through (iv) being referred to collectively as the “Company Securities”). There are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Company Securities.
(c)All outstanding shares of Company Common Stock are, and all such shares that may be issued prior to the Effective Time, when issued on the terms and conditions specified in the instruments pursuant to which they are issuable, will be, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights. There are no bonds, debentures, notes or other Indebtedness of the Company or any of its Subsidiaries having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which holders of Company Common Stock or any capital stock of any Subsidiary of the Company may vote (“Voting Company Debt”). There are no stockholder agreements, voting trusts or other agreements or understandings to which the Company or any of its Subsidiaries is a party or (to the Knowledge of the Company) which otherwise exist with respect to the holding, voting, registration, redemption, repurchase or disposition of, or that restricts the transfer of, any Company Securities or Company Subsidiary Securities.
(d)Section 3.03(d) of the Company Disclosure Letter sets forth a complete list as of the close of business on the Capitalization Date of (i) each outstanding Company Equity Award, (ii) the number of shares of Company Common Stock underlying such Company Equity Award, (iii) the holder of such Company Equity Award, (iv) the Company Stock Plan under which such Company Equity Award was granted, (v) the date on which such Company Equity Award was granted, (vi) the exercise price of such Company Equity Award, in the case of a Company Equity Award that is a Company

Stock Option, and (vii) the number of shares of Company Common Stock with respect to which such Company Equity Award has vested as of the Capitalization Date.

Section 3.04.    Authority; Recommendation.
(a)The Company has all requisite corporate power and authority to execute and deliver this Agreement and, subject to the approval of this Agreement by the affirmative vote of the holders of not less than a majority of the outstanding shares of Company Common Stock (the “Requisite Company Vote”), to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement by the Company have been duly and validly authorized by the Company Board and no other corporate proceedings on the part of the Company are necessary to authorize the consummation of, and to consummate, the transactions contemplated by this Agreement, except, with respect to the Merger, for (x) the approval of this Agreement by the Requisite Company Vote and (y) the filing of the Articles of Merger with the Secretary of State of the State of Washington. This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by each of Parent and Merger Sub, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency and other Laws of general applicability relating to or affecting creditors’ rights and to general equity principles.
(b)The Company Board, at a meeting duly called and held at which all directors of the Company were present, duly and unanimously adopted resolutions (i) determining that the terms of the transactions contemplated by this Agreement, including the Merger, are fair to, and in the best interests of, the Company and its stockholders, (ii) determining that it is in the best interests of the Company and its stockholders, and declaring it advisable, to enter into this Agreement, (iii) approving the execution and delivery by the Company of this Agreement, the performance by the Company of its covenants and agreements contained herein and the consummation of the Merger and the other transactions contemplated by this Agreement upon the terms and subject to the conditions contained herein, (iv) resolving to make the Recommendation and (v) assuming the accuracy of the representations and warranties of Parent and Merger Sub in Section 4.09, irrevocably approving Parent, Merger Sub and their respective Affiliates and this Agreement and the transactions contemplated hereby (including the Merger) for purposes of Chapter 23B.19 of the WBCA, and irrevocably exempting such persons, agreements and transactions from, and electing for the Company, Parent, Merger Sub and their respective Affiliates not to be subject to, any “moratorium,” “control share acquisition,” “business combination,” “fair price” or other form of anti-takeover Laws, including Chapter 23B.19 of the WBCA (collectively, “Takeover Laws”) of any jurisdiction that may purport to be applicable to the Company, Parent, Merger Sub or any of the their respective Affiliates or this Agreement or the transactions contemplated hereby (including the Merger) with respect to any of the foregoing, which resolutions, as of the date hereof, have not been rescinded, modified or withdrawn.
Section 3.05.    Non-Contravention.
(a)The execution and delivery by the Company of this Agreement do not, and the consummation of the Merger and the other transactions contemplated by this Agreement will not, conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time or both) under, or give rise to a right of (or result in) termination, cancellation or acceleration of any obligation or to any obligation to make an offer to purchase or redeem any Indebtedness or capital stock under, or to the loss of a benefit under, or result in the creation of any Lien upon any of the properties, rights or assets of the Company or any of its Subsidiaries under, or require any consent, waiver or approval of any person pursuant to, any provision of (i) the Company Articles of Incorporation, the Company Bylaws or the comparable organizational documents of any of the Company’s Subsidiaries, or (ii) subject to the filings and other matters referred to in Section 3.05(b), (A) any Material Contract to which the Company or any of its Subsidiaries is a party or by which any of their respective properties, rights or assets are bound, (B) any supranational, federal, foreign, national, state, provincial or local statute, law (including common law), constitution, resolution, code, edict, decree, directive, ruling, ordinance, rule or regulation issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority (or under the authority of the NASDAQ Global Select Market (“NASDAQ”)) (any of the foregoing, a “Law”) or any judgment, order or decree of any Governmental Authority (any of the foregoing, a “Judgment”), in each case applicable to the Company or any of its Subsidiaries or any of their respective properties, rights or assets, or (C) any Governmental Authorizations of the Company or any of its Subsidiaries, other than, in the case of this clause (ii), in each case, any such conflicts, violations, breaches, defaults, rights, obligations, losses or Liens, or any such consent, waiver or approval the failure of which to be obtained, would not have, individually or in the aggregate, a Material Adverse Effect.
(b)No consent, approval, order, license, permit, franchise, variance, exemption, declaration, registration, clearance, waiver, consent or authorization of, action or nonaction by, registration, declaration or filing with, or notice to (collectively, the “Governmental Authorizations”) any supranational, federal, national, state, provincial or local, whether domestic or foreign, government, any court of competent jurisdiction or any administrative, regulatory (including any stock exchange) or other governmental agency, commission, instrumentality or authority (each, a “Governmental Authority”) is required to be obtained or made by or with respect to the Company or any of its Subsidiaries in connection with the execution and delivery of this Agreement by the Company or the consummation by the Company of the Merger or the other transactions contemplated by this Agreement, except for (i) the filing of a premerger notification and report form by the Company under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and the filings and receipt, termination or expiration, as applicable, of such other approvals or waiting periods as may be required under any competition, merger control, antitrust or similar Law of any non-U.S. jurisdiction (collectively, the “Foreign Merger Control Laws”), (ii) the filing with the SEC of (A) the Proxy Statement and any amendments or supplements thereto and (B) such reports under the Exchange Act as may be required in connection with this Agreement and the transactions contemplated by this Agreement, (iii) the filing of the Articles of Merger with the Secretary of State of the State of Washington, (iv) any filings or notices required under the rules and regulations of NASDAQ, and (v) such other Governmental Authorizations and notices the failure of which to be obtained or made would not have, individually or in the aggregate, a Material Adverse Effect.
Section 3.06.    SEC Documents; Financial Statements; No Undisclosed Liabilities.
(a)The Company has filed or furnished, as applicable, on a timely basis all reports, schedules, forms, statements and other documents with the SEC required to be filed or furnished, as applicable, by the Company pursuant to the Securities Act or the Exchange Act since January 1, 2016 (the “SEC Documents”). As of their respective effective dates (in the case of SEC Documents that are registration statements filed pursuant to the requirements of the Securities Act) and as of their respective dates of filing (in the case of all other SEC Documents), the SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable thereto, and, as of such respective dates, none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the Company’s Subsidiaries is subject to the periodic reporting requirements of the Exchange Act. As of the date hereof, there are no outstanding or unresolved comments in comment letters from the SEC staff with respect to any of the SEC Documents. To the Knowledge of the Company, as of the date hereof, none of the SEC Documents is the subject of ongoing SEC review or outstanding SEC investigation. No executive officer of the Company has failed to make the certifications required by him or her under Section 302 or 906 of the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”), with respect to any SEC Document, except as disclosed in certifications filed with the SEC Documents.
(b)Each of the audited consolidated financial statements and the unaudited quarterly financial statements (including, in each case, the notes thereto) of the Company included in the SEC Documents when filed (i) was prepared in a manner consistent in all material respects with the books and records of the Company and its Subsidiaries (except, in the case of unaudited quarterly financial statements, to the extent permitted by the SEC on Form 10-Q under the Exchange Act), (ii) complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, have been prepared in all material respects in accordance with generally accepted accounting principles in the United States (“GAAP”) (except as may be indicated in the notes to such financial statements and except, in the case of unaudited quarterly financial statements, to the extent permitted by the SEC on Form 10-Q under the Exchange Act) applied on a consistent basis during the periods presented (except as may be indicated in the notes thereto) and (iii) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited quarterly financial statements, to normal and recurring year-end adjustments that were not (and in the case of any such financial statements filed since January 1, 2019 were not reasonably expected to be) material in amount). The financial and accounting books and records of the Company and its Subsidiaries have been, and are being, maintained in all material respects in accordance with GAAP (to the extent applicable) and any applicable Laws.
(c)Except to the extent reflected or reserved against in the most recent consolidated balance sheet of the Company (or the notes thereto) included in the Filed SEC Documents, neither the Company nor any of its Subsidiaries has any liabilities or obligations (whether absolute, accrued, contingent, fixed or otherwise) of any nature, except liabilities and obligations that have not had and would not have, individually or in the aggregate, a Material Adverse Effect.
(d)Internal Controls.
(i)The Company has established and maintained a system of internal control over financial reporting (as defined in Rule 13a-15 under the Exchange Act). Such internal controls are effective in providing reasonable assurance regarding the reliability of the Company’s financial reporting and the preparation of Company financial statements for external purposes in all material respects in accordance with GAAP. Since January 1, 2016, the Company’s principal executive officer and its principal financial officer have disclosed to the Company’s auditors and the audit committee of the Company Board (A) all known significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect in any material respect the Company’s ability to record, process, summarize and report financial information, and (B) any known fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls and the Company has made available to Parent copies of any material written materials relating to each of the foregoing. The Company has made available to Parent true and complete copies of all such disclosures made by management to the Company’s auditors and the audit committee of the Company Board since January 1, 2016 and prior to the date hereof.
(ii)The Company and its Subsidiaries have in place controls and systems designed to provide reasonable assurances regarding the reliability of financial reporting and the preparation of financial statements for external purposes, including to provide reasonable assurances: (A) that records are maintained that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets, (B)  that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company and (C) regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on the financial statements.
(iii)The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act). Such disclosure controls and procedures are designed to provide reasonable assurance that material information relating to the Company required to be included in reports filed under the Exchange Act, including its consolidated Subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer on a timely basis to enable such information to be recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC. The chief executive officer and chief financial officer of the Company have evaluated the effectiveness of the Company’s disclosure controls and procedures and, to the extent required by applicable Law, presented in any applicable SEC Document that is a report on Form 10-K or Form 10-Q, or any amendment thereto, its conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by such report or amendment based on such evaluation. Neither the Company nor any of its Subsidiaries has made any prohibited loans to any executive officer (as defined in Rule 3b‑7 under the Exchange Act) or director of the Company or any of its Subsidiaries. There are no outstanding loans or other extensions of credit made by the Company or any of its Subsidiaries to any executive officer (as defined in Rule 3b‑7 under the Exchange Act) or director of the Company or any of its Subsidiaries.
(iv)Since January 1, 2016, (A) neither the Company nor any of its Subsidiaries nor, to the Knowledge of the Company, any director, officer or any auditor of the Company or any of its Subsidiaries has received, or otherwise been made aware of, any material complaint, allegation, assertion or claim, whether written or oral, regarding improper accounting or auditing practices, procedures, methodologies or methods of the Company or any of its Subsidiaries or their respective internal accounting controls, including any material complaint, allegation, assertion or claim that the Company or any of its Subsidiaries has engaged in fraudulent accounting or auditing practices, and (B) no attorney representing the Company or any of its Subsidiaries, whether or not employed by the Company or any of its Subsidiaries, has reported evidence of a material violation of securities Laws, breach of fiduciary duty or similar violation by the Company or any of its Subsidiaries, or by any of their respective officers, directors, employees or agents, to the Company Board or any committee thereof or to the general counsel of the Company.
(e)Neither the Company nor any of its Subsidiaries is a party to or is otherwise subject to (or subject to any commitment to enter into) any “Off-Balance Sheet Arrangement” (as defined in Item 303(a) of Regulation S‑K promulgated by the SEC).
Section 3.07.    Absence of Certain Changes or Events.
(a)Since January 1, 2019, there has not been any Material Adverse Effect.
(b)Since January 1, 2019 through the date hereof, (i) the Company and its Subsidiaries have conducted their businesses only in the ordinary course of business in all material respects, and (ii) the Company and its Subsidiaries have not taken or failed to take any action that, had such action been taken or failed to have been taken after the date hereof, would have required Parent’s consent under Section 5.01 (other than Section 5.01(a)(iv), (vi), (xiv), (xix), (xx), or (xxi) (to the extent related to the foregoing subsections)).
Section 3.08.    Litigation. As of the date of this Agreement, other than as set forth on Section 3.08 of the Company Disclosure Letter, there is no Action Pending nor, to the Knowledge of the Company, any Action threatened, nor has the Company received any written notice threatening any Action, in each case against the Company or any of its Subsidiaries or any of their respective directors or officers (or former officers or directors in their capacity as such) or affecting any of the properties, assets or rights of the Company or any of its Subsidiaries, other than, in each of the foregoing cases, an Action commenced by a person that both (a) does not involve an amount in controversy in excess of $500,000 and (b) does not seek material injunctive or other non-monetary relief. There is no Judgment outstanding against the Company or any of its Subsidiaries that is material to the Company. As of the date hereof, there is no Action Pending or, to the Knowledge of the Company, threatened, seeking to prevent, hinder, modify, delay or challenge the Merger or any of the other transactions contemplated hereby.

Section 3.09.    Compliance with Laws.
(a)Each of the Company and its Subsidiaries is, and since January 1, 2016 has been, in compliance with all Laws applicable to its business, operations, properties or assets, except as has not had and would not have, individually or in the aggregate, a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received, since January 1, 2016, any written notice or other written communication alleging a violation or potential violation of any Law by the Company or any of its Subsidiaries, which violation would be material to the Company and its Subsidiaries, taken as a whole. The Company and each of its Subsidiaries have in effect all Governmental Authorizations required to own, lease and operate their properties and assets and to operate their respective businesses and operations in all material respects as currently conducted, there has occurred no material violation of, default (with or without notice or lapse of time or both) under or event that would reasonably likely result in the revocation, non-renewal, adverse modification to or cancellation of, with or without notice or lapse of time or both, any such Governmental Authorization and none of the Company or any of its Subsidiaries has received any written notice from any Governmental Authority threatening to suspend, revoke, withdraw or modify any such Governmental Authorization.
(b)Except as set forth in Section 3.09(b) of the Company Disclosure Letter, since January 1, 2014, the Company and each of its Subsidiaries have complied with applicable provisions of U.S. export control and sanctions Laws (including the International Traffic in Arms Regulations, the Export Administration Regulations, and the sanctions programs administered by the U.S. Department of Treasury, Office of Foreign Assets Control (“OFAC”)), the import and export laws and regulations administered by the U.S. Bureau of Customs and Border Protection, and the export, sanctions and customs Laws of each other country (collectively, “Import and Export Laws”) in which any of them has conducted or currently conducts business, and neither the Company nor any of its Subsidiaries has received any written notice of noncompliance, complaints or warnings with respect to its compliance with any Import and Export Laws. Neither the Company nor any of its Subsidiaries has sold, exported, re-exported, imported, transferred, diverted, brokered or otherwise disposed of any commodities, Software or technology to or from any destination or person without obtaining prior authorization from the competent Governmental Authorities as required by any Import and Export Laws, except where any failure to obtain such authorization has not been and would not reasonably be expected to be material to the business of the Company and its Subsidiaries, taken as a whole. Since January 1, 2014, the Company and each of its Subsidiaries have maintained in all material respects all records required to be maintained in the Company’s and its Subsidiaries’ possession as required under the Import and Export Laws. Without limiting the foregoing, except as set forth in Section 3.09(b) of the Company Disclosure Letter:
(c)the Company and each of its Subsidiaries do not rely on any Governmental Authorizations required by Import and Export Laws, other than license exceptions relied upon under the Export Administration Regulations, with respect to the import, export, re-export, transfer, or brokering by the Company or any of its Subsidiaries of commodities, Software or technologies. The Company warrants that all exports, re-exports, transfers, or brokering by the Company or any of its Subsidiaries of commodities, Software or technologies are authorized under license exceptions or do not require authorization under the Export Administration Regulations;
(i)there are no Pending or, to the Knowledge of the Company, threatened Actions against the Company or any of its Subsidiaries with respect to such Governmental Authorizations issued pursuant to Import and Export Laws, or the failure to obtain or to comply with the terms or conditions of any such Governmental Authorization, except for any such Action, or any such failure to obtain or comply with any Governmental Authorization, that would not reasonably be expected to be material to the business of the Company and its Subsidiaries, taken as a whole;
(ii)the Company or its Subsidiaries, individually or taken as a whole, have in place adequate controls and systems to ensure compliance with applicable Import and Export Laws in each of the jurisdictions in which the Company and its Subsidiaries currently does business;
(iii)neither the Company nor any of its Subsidiaries nor, to the Knowledge of the Company, any of its or their respective directors, officers, employees or affiliates (x) is, or is owned or controlled by, a person or entity subject to the sanctions administered by OFAC or included on the List of Specially Designated Nationals and Blocked Persons or Foreign Sanctions Evaders, Denied Persons List, Entities List, Debarred Parties List, Excluded Parties List and Terrorism Exclusion List, or any other lists of known or suspected terrorists, terrorist organizations or other prohibited or restricted persons made publicly available or provided to the Company or any of its Subsidiaries by any Governmental Authority (such entities, persons or organizations collectively, the “Restricted Parties”) or (y) has, since January 1, 2014, conducted any business with or engaged in any transaction or arrangement with or involving any Restricted Parties or countries subject to economic or trade sanctions in violation of applicable Law, or has otherwise been in violation of any such sanctions, restrictions or any similar Law. Neither the Company nor any of its Subsidiaries is subject to any Pending or, to the Company’s Knowledge, threatened action by any Governmental Authority that would restrict its ability to engage in export transactions, bar it from exporting or otherwise limit in any material respect its exporting activities or sales to any Governmental Authority, except, solely with respect to any such actions arising after the date hereof, as has not had and would not have, individually or in the aggregate, a Material Adverse Effect;

(iv)since January 1, 2014, neither the Company nor any of its Subsidiaries has received any written notice of material deficiencies in connection with any export controls, trade embargoes or economic sanctions matter from OFAC or any other Governmental Authority in its compliance efforts nor disclosed to any Governmental Authority (whether voluntarily or in response to a request or subpoena from a Governmental Authority) actual or potential non-compliance with Import and Export Laws; and
(v)neither the Company nor or any of its Subsidiaries (i) manufactures, exports, reexports, re-transfers, temporarily imports, or brokers any defense articles or defense services subject to the International Traffic in Arms Regulations; or (ii) is registered with the U.S. State Department, Directorate of Defense Trade Controls as a manufacturer, exporter, or broker of defense articles or defense services.
Section 3.10.    Environmental Matters. Except for matters that, individually or in the aggregate, have not and would not reasonably be expected to result in material liability to the Company and its Subsidiaries, taken as a whole:
(a)Since January 1, 2016, the Company and each of its Subsidiaries (i) is and has been in compliance with applicable Environmental Laws and (ii) has received and is and has been in compliance with all Governmental Authorizations required under applicable Environmental Laws for the conduct of its business.
(b)As of the date of this Agreement, there is no Environmental Claim Pending or, to the Knowledge of the Company, threatened against either the Company or any of its Subsidiaries or against any person for which his, her or its liability for the Environmental Claim was retained or assumed either contractually or by operation of law by the Company or any of its Subsidiaries. The Company has not received any written notice from any Governmental Authority or other person that would reasonably be expected to give rise to any material Environmental Claim.
(c)Neither the Company nor any of its Subsidiaries has transported, managed, used, stored, recycled or disposed of Hazardous Materials in such a manner, and there has been no Release of Hazardous Materials by the Company or any of its Subsidiaries at any real property currently or formerly owned, leased or used by the Company or any such Subsidiary.
(d)Neither the Company nor any of its Subsidiaries, nor to the Knowledge of the Company, any of their respective predecessors in interest, (i) has ever manufactured, produced, repaired, installed, sold, conveyed or otherwise put into the stream of commerce any product, merchandise, manufactured good, part, component or other item comprised of or containing asbestos or (ii) has been the subject of any Action arising out of alleged exposure to asbestos or asbestos-containing material.
(e)There has been no material investigation, study, audit, test, review or other material analysis in respect of compliance by the Company or any of its Subsidiaries with any Environmental Laws conducted by the Company or any of its Subsidiaries since January 1, 2016 and prior to the date hereof that is in the possession, custody or control of the Company or any of its Subsidiaries relating to the current or prior business of the Company, its Subsidiaries or any of their respective predecessors or any property or facility now or previously owned or leased by the Company, its Subsidiaries or any of their respective predecessors that has not been made available to Parent.
(f)For purposes of this Agreement:
(i)“Environment” means any air (whether ambient, outdoor or indoor), surface water, drinking water, groundwater, land surface, wetland, subsurface strata, soil, sediment, plant or animal life, any other natural resources, and the sewer, septic and waste treatment, storage and disposal systems servicing real property or physical buildings or structures.
(ii)“Environmental Claim” means any Action alleging potential liability of the Company or any of its Subsidiaries (including potential liability for investigatory costs, cleanup or remediation costs, governmental or third-party response costs, natural resource damages, property damage, diminution of property value, medical monitoring, personal injuries, or fines or penalties) based on or resulting from (A) the presence or Release of any Hazardous Materials at any location, whether or not owned or operated by the Company or any of its Subsidiaries or (B) any violation of any Environmental Law.
(iii)“Environmental Law” means any applicable Law (including common law) or Judgment issued or entered by or with any Governmental Authority binding upon the Company or any of its Subsidiaries relating to: worker/occupational health and safety, or pollution or protection of the Environment, including those relating to the presence, use, manufacturing, refining, production, generation, handling, transportation, treatment, recycling, transfer, storage, disposal, distribution, importing, labeling, packaging, testing, processing, discharge, Release, threatened Release, control or other action or failure to act involving cleanup of any Hazardous Materials, each as amended and as now in effect, the importation, sale, transport or labeling of chemical substances or products, articles or goods containing chemical substances, and the reuse, recycling, take back or disposal requirements relating to electrical or electronic waste, including the E.U. Restrictions on the Use of Certain Hazardous Substances in Electrical & Electronic Equipment (Directive 2011/65/EU), E.U. Registration,

Evaluation, Authorisation and Restriction of Chemicals and similar regulations, U.S. Toxic Substances Control Act and California Proposition 65, E.U. Waste Electrical and Electronic Equipment (Directive 2012/19/EU) the California Supply Chain Transparency Act, Section 1502 of the Dodd-Frank Wall Street Reform and Consumer Protection Act pertaining to Conflict Minerals and all analogous, similar or related applicable Laws, and all Technical Regulations.
(iv)“Hazardous Materials” means any pollutant, contaminant, constituent, chemical, raw material, product or by-product, substance, material or waste or any other term of similar meaning or regulatory effect under any Environmental Law, that by virtue of its hazardous, toxic, poisonous, explosive, caustic, flammable, corrosive, infectious, pathogenic, or carcinogenic properties is subject to regulation or gives rise to liability under any Environmental Law, including petroleum or any fraction thereof, asbestos or asbestos-containing material, mold, polychlorinated biphenyls, lead paint, insecticides, fungicides, rodenticides, pesticides and herbicides.
(v)“Release” or “Released” shall have the same meaning as under the CERCLA, 42 U.S.C., Section 9601(22).
(vi)“Technical Regulations” means any applicable Law pertaining to electromagnetic compatibility, product safety, electrical safety, radio communications, telecommunications, consumer protection, radiation emitting devices, electrical appliances, energy efficiency, CE Mark and any applicable Law issued by or regulated by the U.S. Federal Communications Commission or similar organization.
Section 3.11.    Contracts.
(a)Except for this Agreement and for Contracts filed as exhibits to the Filed SEC Documents, Section 3.11(a) of the Company Disclosure Letter sets forth a true and complete list of each of the following Contracts to which the Company or any of its Subsidiaries is a party and that is in effect as of the date hereof:
(i)each Contract that would be required to be filed by the Company as a “material contract” pursuant to Item 601(b)(10) of Regulation S‑K promulgated by the SEC;
(ii)each loan agreement, credit agreement, note, debenture, bond, indenture and other similar Contract pursuant to which any Indebtedness of the Company or any of its Subsidiaries is outstanding or may be incurred in an aggregate principal amount in excess of $250,000, or which obligates the Company or any of its Subsidiaries to make any loans, advances or capital contributions to, or investments in, any other person, other than the Company or any of its wholly owned Subsidiaries;
(iii)each Contract (other than a Contract solely among the Company and its wholly owned Subsidiaries) that (A) by its terms calls for payments by the Company or any of its Subsidiaries of more than $2,000,000 in the aggregate during the twelve (12)-month period ended on December 31, 2018, or (B) by its terms result in revenue for, or calls for setoff by, the Company or any of its Subsidiaries of more than $3,000,000, during the twelve (12)-month period ended on December 31, 2018, or (C) by its terms, contractually requires aggregate payments by the Company or any of its Subsidiaries of more than $2,000,000 over the remaining term of such Contract, or (D) by its terms result in revenue for, or calls for setoff by, the Company or any of its Subsidiaries in the aggregate under such Contract of more than $3,000,000 over the remaining term of such Contract, in each case other than (x) Contracts governing Company Equity Awards and/or (y) Contracts relating to the employment of, or the performance of services by, any director, officer, employee, consultant or independent contractor of the Company or a Subsidiary of the Company that are at-will or are terminable by the Company or the relevant Subsidiary without liability (other than payment of compensation for services rendered through the date of termination);
(iv)each Contract to which the Company or any of its Subsidiaries is a party entered into since January 1, 2016 for the acquisition or disposition by the Company or any of its Subsidiaries of any properties or assets with an aggregate value in one or a series of related transactions in excess of $500,000 (except for acquisitions of supplies and inventory, dispositions of inventory, and dispositions of equipment that is no longer used in the operations of the Company or any of its Subsidiaries, and except for sales of products or services, in each case, in the Ordinary Course of Business);
(v)any Contract pursuant to which the Company or any of its Subsidiaries has continuing indemnification (other than pursuant to indemnification provisions included in Contracts entered into in the Ordinary Course of Business), “earn-out” or similar contingent payment obligations outstanding as of the date hereof;
(vi)each Contract that (A) restricts the ability of the Company or any of its Subsidiaries to compete with any business or in any geographical area or to solicit customers, (B) restricts the right of the Company or any of its Subsidiaries to sell to or purchase from any specific person or category of persons or any specific industry or market, (C) restricts the right of the Company or any of its Subsidiaries to hire any person, other than non-solicitation provisions restricting the hiring of employees of or other persons engaged by the counterparty contained in non-material vendor, customer, confidentiality, recruiting, outsourcing or supply agreements entered into in the Ordinary Course of Business,

(D) grants any counterparty thereto or any other person “most favored nation” or “preferred” customer status or (E) grants any counterparty exclusivity on any basis;
(vii)each Contract that is a settlement, conciliation or similar Contract (A) with any Governmental Authority, (B) pursuant to which the Company or any of its Subsidiaries is obligated after the date hereof to make any payments to any Governmental Authority or (C) that would otherwise limit the operation of the Company or any of its Subsidiaries (or Parent or any of its Affiliates) in any material respect after the Closing;
(viii)each Contract to which the Company or any of its Subsidiaries is a party involving the development for, or licensing to, the Company or any of its Subsidiaries of any material Intellectual Property or material Intellectual Property Rights or pursuant to which the Company or any of its Subsidiaries obtains any right to use, or covenant not to be sued under, any material Intellectual Property Rights (except for (A) licenses of Commercially Available Software and Open Source Materials and (B) employee inventions and confidentiality agreements and consulting and contractor agreements that, in each case, were entered into in the Ordinary Course of Business);
(ix)each Contract pursuant to which the Company or any of its Subsidiaries grants any right to use, or covenant not to be sued under, any material Intellectual Property Rights (other than customer, distributor, reseller, sales agent, marketing, contract development, contract manufacturing, logistics, and product support agreements entered into in the Ordinary Course of Business);
(x)each Contract obligating the Company or any of its Subsidiaries to pay any other person fees, commissions or other amounts (excluding sales commissions payable to employees and sales agents according to the Company’s commissions plan made available to Parent) upon or for any use by the Company or any of its Subsidiaries of any Intellectual Property Rights (excluding Commercially Available Software and non-exclusive licenses to Intellectual Property Rights) or upon the sale, lease, license, distribution, provision or other disposition of any Company Product;
(xi)each Contract that, at or following the Closing, may alter, encumber, extinguish, or otherwise impair the right of Parent or any of its Affiliates to develop, use, sell, license, or otherwise dispose of, or to bring any Action for the infringement, misappropriation, or other violation of, any Intellectual Property or Intellectual Property Rights owned or controlled by Parent or any of its Affiliates;
(xii)each Contract that prohibits the payment of dividends or distributions in respect of, or the pledging of, any equity interest of, or the issuance of guarantees by, the Company or any of its Subsidiaries;
(xiii)each Contract that contains a standstill or similar agreement pursuant to which the Company or any of its Subsidiaries has agreed not to acquire assets or securities of a third party (A) entered into since January 1, 2016 or (B) which contains standstill or similar obligations that have not yet terminated;
(xiv)each Contract with any director, executive officer (as such term is defined in the Exchange Act) or five percent (5%) stockholder of the Company or any of their respective Affiliates (other than the Company or any of its Subsidiaries) or immediate family members;
(xv)each Contract that grants to any person any right of first offer, right of first refusal or option to purchase, lease, sublease, use, possess or occupy all or any substantial part of the material assets, rights or properties of the Company or any of its Subsidiaries;
(xvi)each Contract that, at or following the Closing, would be or would purport to be binding upon Parent or any of its Affiliates (other than the Company and its Subsidiaries);
(xvii)(A) each Contract with any supplier of products or services relating to Company Products for which substantially equivalent products or services cannot be obtained from another source for a substantially similar cost with substantially similar quality, (B) any material Contract with a Top Supplier or Top Customer and (C) any Contract which involves any material long-term commitment to any supplier for a term in excess of three (3) years from the date hereof that cannot be terminated upon prior notice of ninety (90) days or less;
(xviii)each Contract with any commercial agents, channel partners, distributors, resellers or other third-party sales intermediaries that relates to sales of Company Products;
(xix)each Contract with a Governmental Authority, prime contractor or upper-tier subcontractor to a Governmental Authority, or university or similar academic institution pursuant to which the Company or any Subsidiary has utilized or will utilize any funding, personnel or facility or other resources of such person in connection with any research or development activities;
(xx)each Company Government Contract or Company Government Subcontract (including through a reseller, distributor or similar third party) with a total contract value in excess of $2,000,000;

(xxi)each Contract that relates to a partnership, joint venture, teaming agreement or similar arrangement; and
(xxii)any Contract not described in any other subsection of this Section 3.11(a) which, if breached, terminated or not renewed, would have a Material Adverse Effect.
Each Contract of the type described in this Section 3.11(a) (or set forth on Section 3.11(a) of the Company Disclosure Letter or filed as an exhibit to the Filed SEC Documents) is referred to herein as a “Material Contract”.
(b)The Company has made available to Parent true, complete and unredacted copies of each Material Contract. Each of the Material Contracts is valid and binding on the Company or its Subsidiar(ies) party thereto and, to the Knowledge of the Company, each other party thereto, and is in full force and effect, except for such failures to be valid and binding or to be in full force and effect that have not had and would not have, individually or in the aggregate, a Material Adverse Effect. The Company and each of its Subsidiaries, and, to the Knowledge of the Company, each other party thereto, has performed all material obligations required to be performed by it under each Material Contract in all material respects. There is no default under any Material Contract by the Company or any of its Subsidiaries or, to the Knowledge of the Company, any other party thereto, and no event or condition has occurred that constitutes, or, after notice or lapse of time or both, would constitute, a default on the part of the Company or any of its Subsidiaries or, to the Knowledge of the Company, any other party thereto under any such Material Contract, nor has the Company or any of its Subsidiaries received any notice of any such default, event or condition, except where any such default, event or condition, individually or in the aggregate, has not had and would not have a Material Adverse Effect.
(c)Government Contracts.
(i)With respect to each Contract executed prior to or as of the date hereof between the Company or any Subsidiary of the Company, on the one hand, and any Governmental Authority, on the other hand, and each bid, quotation or proposal by the Company or any of its Subsidiaries (each, a “Bid”) that, if accepted or awarded, is reasonably likely to lead to a Contract between the Company or a Subsidiary of the Company, on the one hand, and any Governmental Authority, on the other hand (each such Contract or Bid, a “Company Government Contract”), and each Contract executed prior to or as of the date hereof between the Company or any of its Subsidiaries, on the one hand, and any prime contractor or upper-tier subcontractor, on the other hand, relating to a Contract with any Governmental Authority, and each outstanding Bid that if accepted or awarded is reasonably likely to lead to a Contract between the Company or any of its Subsidiaries, on the one hand, and a prime contractor or upper-tier subcontractor, on the other hand, relating to a Contract with any Governmental Authority (each such Contract or Bid, a “Company Government Subcontract”):
(1)to the Knowledge of the Company, (A) each Company Government Contract and Company Government Subcontract for which performance is ongoing as of the date hereof was legally awarded, is binding on the parties thereto, is in full force and effect in accordance with its terms and is not currently the subject of bid or award protest proceedings and (B) no Company Government Contract will require novation by a Governmental Authority in connection with, or as a result of, the transactions contemplated by this Agreement (provided that for purposes of this clause (1), the terms “Company Government Contract” and “Company Government Subcontract” shall not include any Bids);
(2)(i) there is no Pending action, suit, claim (including any counterclaim), litigation, proceeding (including any civil, criminal, administrative or appellate proceeding), charge, or complaint by a Governmental Authority, prime contractor or upper-tier subcontractor for any breach or violation in any material respect to any Company Government Contract or Company Government Subcontract and (ii) to the Knowledge of the Company, there currently exist no unasserted claims by a Governmental Authority, a prime contractor or upper-tier subcontractor pertaining to a material breach or violation of any Company Government Contract or Company Government Subcontract, including fraud (as such concept is defined under the state or federal Laws of the United States) in connection with any Company Government Contract or Company Government Subcontract;
(3)since January 1, 2016, neither any Governmental Authority nor any prime contractor, subcontractor or any other person has notified the Company in writing or, to the Knowledge of the Company, orally that the Company has, or is alleged to have, breached or violated in any material respect any Law, Contract or Governmental Authorization pertaining to any Company Government Contract or Company Government Subcontract;
(4)since January 1, 2016, all facts set forth in or acknowledged by any representations, claims or certifications submitted by or on behalf of the Company or any of its Subsidiaries in connection with any Company Government Contract or Company Government Subcontract were accurate in all material respects as of their effective date;
(5)since January 1, 2016, the Company and its Subsidiaries have not received any written notice of termination, “show cause” or cure notice pertaining to any Company Government Contract or Company

Government Subcontract (provided that for purposes of this clause (5), the terms “Company Government Contract” and “Company Government Subcontract” shall not include any Bids);
(6)since January 1, 2016, no cost in excess of $300,000 incurred by the Company or any of its Subsidiaries pertaining to a Company Government Contract or Company Government Subcontract has been questioned in writing by any Governmental Authority, or to the Knowledge of the Company, is the subject of any audit (other than routine audits and similar inquiries in the Ordinary Couse of Business) or, to the Knowledge of the Company, is under investigation or has been disallowed by any Governmental Authority (provided that for purposes of this clause (6), the terms “Company Government Contract” and “Company Government Subcontract” shall not include any Bids);
(7)since January 1, 2016, no payment due to the Company or any of its Subsidiaries pertaining to any Company Government Contract or Company Government Subcontract has been withheld (i.e., due to failure to perform or other noncompliance) or set off and the Company is entitled to all progress or other payments received to date with respect thereto (provided that for purposes of this clause (7), the terms “Company Government Contract” and “Company Government Subcontract” shall not include any Bids);
(8)the Company and each of its Subsidiaries have complied in all material respects with (i) the subject invention disclosure requirements for any inventive activity related to the Company Products (as identified in Annex 3.16(a)) conducted in connection with each Company Government Contract or Company Government Subcontract and (ii) the data rights marking requirements for any technical data related to the Company Products (as identified in Annex 3.16(a)) delivered under each Company Government Contract or Company Government Subcontract;
(9)since January 1, 2016, the Company and each of its Subsidiaries have complied in all material respects with the cybersecurity and data security requirements in connection with each Company Government Contract or Company Government Subcontract;
(10)the Company and each of its Subsidiaries has complied in all material respects with all Laws and any requirements under any applicable Contracts relating to the safeguarding of, and access to, classified information under each Company Government Contract or Company Government Subcontract (or, in the case of Contracts governed by Laws other than the state or federal Laws of the United States, the functional equivalent thereof, if any), and any material violations thereof have been reported to the appropriate Governmental Authority and contracting parties as required by any Company Government Contracts or Company Government Subcontracts or any Law relating to the safeguarding of, and security clearance and access to, classified information; and
(11)the Company and each of its Subsidiaries has complied in all material respects with all Laws and any requirements under any applicable Contracts relating to the reporting, disclosure, labeling, filing, prosecution, manufacturing, and/or similar restrictions or obligations relating to Intellectual Property and/or Intellectual Property Rights conceived, acquired, developed and/or reduced to practice under each Company Government Contract or Company Government Subcontract (or, in the case of Contracts governed by Laws other than the state or federal Laws of the United States, the functional equivalent thereof, if any), and any violations thereof have been reported to the appropriate Governmental Authority and contracting parties as required by any Company Government Contracts or Company Government Subcontracts or any Law relating to the aforementioned Intellectual Property and/or Intellectual Property Rights, except where any such non-compliance, individually or in the aggregate, has not had and would not have a Material Adverse Effect.
(ii)The Company and its Subsidiaries are not, nor have any of them ever been, suspended or debarred from doing business with any Governmental Authority or, to the Knowledge of the Company, proposed for suspension or debarment by a Governmental Authority and, to the Knowledge of the Company, have not been the subject of a finding of non-responsibility or ineligibility for contracting with any Governmental Authority.
(iii)(A) Neither the Company, any of its Subsidiaries, nor, to the Knowledge of the Company, any of their respective directors, officers or Principals (as such term is defined by Federal Acquisition Regulation (“FAR”) 52.209-5(a)(2)) is or since January 1, 2016 has been, under administrative, civil or criminal investigation, indictment or information with respect to any alleged irregularity, misstatement or omission arising under or relating to any Company Government Contract or Company Government Subcontract with a Governmental Authority and (B) since January 1, 2016, the Company and its Subsidiaries have not entered into any consent order or administrative agreement relating directly or indirectly to any such Company Government Contract or Company Government Subcontract with a Governmental Authority.
(iv)Since January 1, 2016, neither the Company nor any of its Subsidiaries has made any (A) voluntary disclosure to any Governmental Authority with respect to any alleged material irregularity, misstatement, omission, fraud or price mischarging, or other violation of Law, arising under or relating to a Company Government Contract or (B) mandatory disclosure, pursuant to FAR 52.203-13, to any Governmental Authority and, to the Knowledge of the Company, there are no facts that would require mandatory disclosure thereunder, including (a) credible evidence that a Principal,

Employee, Agent, or Subcontractor (as such terms are defined by FAR 52.203-13(a)) of the Company or any of its Subsidiaries has committed a violation of U.S. federal criminal Law involving fraud, conflict of interest, bribery or gratuity violations found in Title 18 of the United States Code or a violation of the civil False Claims Act, or (b) credible evidence of any significant overpayment(s) on such Company Government Contract or Company Government Subcontract, other than overpayments resulting from contract financing payment as defined in FAR 32.001.
(v)All sales representatives who assist the Company and its Subsidiaries in soliciting or obtaining any Company Government Contracts are bona fide employees or bona fide agencies as defined in FAR 52.203-5.
(vi)To the Knowledge of the Company, none of the final past performance evaluations received by the Company or its Subsidiaries since January 1, 2016 from any Governmental Authority in relation to any Company Government Contract have included an adjectival rating or other score below satisfactory (e.g., marginal) (provided that for purposes of this clause (vi), the term “Company Government Contract” shall not include any Bids).
(vii)The Company and each of its Subsidiaries have the capacity, facilities and personnel necessary to deliver, in a timely fashion and in accordance with the Defense Priorities and Allocations System regulations, all outstanding defense rated orders received under a Company Government Contract or Company Government Subcontract.
(viii)To the Knowledge of the Company, since January 1, 2016, no Company employee formerly employed by a Governmental Authority (each, a “Former Government Employee”) participated personally and substantially in any procurement decisions by such Governmental Authority, and the Company is in compliance in all material respects with all applicable Laws regarding post-employment conflict of interest restrictions.
Section 3.12.    Labor and Employment Matters.
(a)Neither the Company nor any of its Subsidiaries is a party to, bound by or in the process of negotiating any labor, collective bargaining, or works council agreement or other Contract with any labor organization, union, association or similar employee organization. Except as has not had, and would not have, individually or in the aggregate, a Material Adverse Effect, (i) there is no labor strike, dispute, slowdown, stoppage or lockout Pending or, to the Knowledge of the Company, threatened against or affecting the Company, nor has there been any such action or event since January 1, 2016; (ii) none of the employees of the Company or any of its Subsidiaries is or has been represented by any labor union or similar organization; and (iii) to the Knowledge of the Company, there are not and have not been any union organizing activities with respect to any employee of the Company or its Subsidiaries.
(b)Except as has not had, and would not have, individually or in the aggregate, a Material Adverse Effect, (i) there are no unfair labor practices, Actions or grievances relating to any current or former employee or individual independent contractor of the Company and (ii) the Company and its Subsidiaries are in compliance with all applicable Laws with respect to labor and employment, including those relating to labor management relations, wages, hours, overtime, employee classification, discrimination, sexual harassment, civil rights, affirmative action, work authorization, immigration, safety and health, information privacy and security, workers compensation, continuation coverage under group health plans, wage payment, the payment and withholding of taxes and the Worker Adjustment and Retraining Notification Act of 1988 (and any similar state or local statute).
Section 3.13.    Employee Benefit Matters.
(a)Section 3.13(a) of the Company Disclosure Letter contains a true and complete list of each material Company Benefit Plan (other than Non-U.S. Company Benefit Plans). The Company has made available to Parent true and complete copies of (i) each material Company Benefit Plan (or, with respect to any unwritten material Company Benefit Plan, a written description thereof); and (ii) to the extent applicable, (A) the most recent annual report on Form 5500 filed and all schedules thereto filed with respect to such Company Benefit Plan, (B) each current trust agreement, insurance contract or policy, group annuity contract and any other funding arrangement relating to such Company Benefit Plan, (C) the most recent actuarial report, financial statement or valuation report, (D) a current Internal Revenue Service opinion or favorable determination letter, (E) the most recent summary plan description, if any, required under ERISA with respect to such Company Benefit Plan, and (F) all material correspondence to or from any Governmental Authority relating to such Company Benefit Plan.
(b)Each Company Benefit Plan has been operated and administered in compliance with its terms and with applicable Law (including ERISA and the Code), other than instances of noncompliance that have not had, and would not have, individually or in the aggregate, a Material Adverse Effect.
(c)Each Company Benefit Plan intended to be “qualified” within the meaning of Section 401(a) of the Code has received a favorable determination or opinion letter as to such qualification or registration from the Internal Revenue Service, and no event has occurred, either by reason of any action or failure to act, that could reasonably be expected to cause the loss of any such qualification or the imposition of any penalty or Tax liability, except where such loss of qualification or the imposition of any such penalty or Tax liability has not had, and would not have, individually or in the aggregate, a Material Adverse Effect.
(d)No Company Benefit Plan (other than any Non-U.S. Company Benefit Plan that is maintained by a Governmental Authority or is required by a Governmental Authority) provides health insurance, life insurance or death benefits to current or former employees of the Company or any of its Subsidiaries beyond their retirement or other termination of service, other than as required by Section 4980B of the Code.
(e)No Company Benefit Plan is subject to Title IV of ERISA or Section 412 of the Code. During the six (6) years prior to the date hereof, no liability under Title IV or Section 302 of ERISA has been incurred by the Company, its Subsidiaries or their respective ERISA Affiliates or their respective predecessors that has not been satisfied in full, and, to the Knowledge of the Company, no condition exists that presents a risk to the Company, its Subsidiaries or any such ERISA Affiliates of incurring any such liability.
(f)None of the Company, its Subsidiaries or any of their respective ERISA Affiliates or any of their respective predecessors has within the six (6) years prior to the date hereof contributed to, contributes to, has ever been required to contribute to, or has any liability with respect to any Multiemployer Plan.
(g)Except as has not had, and would not have, individually or in the aggregate, a Material Adverse Effect, (i) no Action is Pending or, to the Knowledge of the Company, threatened against any Company Benefit Plan (other than routine claims for benefits), any trustee or fiduciary thereof, or any of the assets of any trust of any of the Company Benefit Plans, (ii) no non-exempt “prohibited transaction” (within the meaning of Section 4975 of the Code and Section 406 of ERISA) has occurred or is reasonably expected to occur with respect to any Company Benefit Plan, and (iii) no Company Benefit Plan is under, and neither the Company nor any of its Subsidiaries has received any notice of, an audit or investigation by the Internal Revenue Service, Department of Labor or, to the Knowledge of the Company, any other Governmental Authority, and no such completed audit, if any, has resulted in the imposition of any Tax or penalty.
(h)Neither the execution and delivery of this Agreement nor the consummation of the Merger (either alone, or in combination with any other event) will (i) entitle any current or former employee, officer, director or independent contractor of the Company or any of its Subsidiaries to any payment or benefit (or result in the funding of any such payment or benefit); (ii) increase the amount of any compensation, equity award or other benefits otherwise payable by the Company or any of its Subsidiaries; (iii) result in the acceleration of time of payment, vesting or funding of any benefit under any Company Benefit Plan; or (iv)  result in any “excess parachute payment” (within the meaning of Section 280G of the Code) becoming due to any current or former employee, officer, director or independent contractor of the Company or any of its Subsidiaries. Neither the execution nor delivery of this Agreement, nor the consummation of the Merger, will limit or restrict the right of the Company or any of its Subsidiaries to merge, amend or terminate any material Company Benefit Plan.
(i)Neither the Company nor any of its Subsidiaries is party to, or is otherwise obligated under, any plan, policy, agreement or arrangement that provides for the gross-up or reimbursement of Taxes imposed under Section 409A or 4999 of the Code (or any corresponding provisions of state or local Law relating to Tax).
(j)Except as has not had, and would not have, individually or in the aggregate, a Material Adverse Effect, (i) each individual who performs services for the Company or any of its Subsidiaries has been properly classified as an employee or an independent contractor, (ii) neither the Company nor any of its Subsidiaries has any liability by reason of an individual who performs or performed services for the Company or any of its Subsidiaries in any capacity being improperly excluded from participating in a Company Benefit Plan, and (iii) each employee of the Company or any of its Subsidiaries has been properly classified as “exempt” or “non-exempt” under applicable Law.
(k)Except as has not had, and would not have, individually or in the aggregate, a Material Adverse Effect, all Company Benefit Plans maintained pursuant to the Laws of a country other than the United States and all plans or arrangements applicable to employees outside the United States (i) that are mandated by applicable Law have been maintained in accordance with all applicable requirements (including applicable Law), (ii) that are intended to qualify for special Tax treatment meet all material requirements for such treatment and (iii) that are required to be funded and/or book-reserved are funded and/or book-reserved, as appropriate, in accordance with GAAP and, if required, applicable Law.
(l)To the Company’s Knowledge, in the last five (5) years, (i) no allegations of sexual harassment have been made against any employee at the level of Vice President or above, and (ii) neither the Company nor any of the Subsidiaries have entered into any settlement agreements related to allegations of sexual harassment or misconduct by any employee at the level of Vice President or above.
Section 3.14.    Taxes.
(a)The Company and each of its Subsidiaries has timely filed or has caused to be timely filed all U.S. federal income Tax and other material Tax Returns required to be filed by it (taking into account any validly obtained extension of time within which to file), and all such Tax Returns are true, complete and accurate in all material respects. The Company and each of its Subsidiaries has either paid or caused to be paid all material Taxes due and owing by the Company and its Subsidiaries, other than Taxes that are being contested in good faith through appropriate proceedings and for which the most recent financial statements contained in the Filed SEC Documents reflect an adequate reserve in accordance with GAAP.
(b)The Company and each of its Subsidiaries has complied in all material respects with all applicable Laws relating to the payment, collection and withholding of Taxes (including withholding of Taxes pursuant to Sections 1441, 1442, 3121 and 3402 of the Code and any similar provisions under any state, local or foreign Tax Laws). The Company and each of its Subsidiaries have complied in all material respects with the Foreign Account Tax Compliance Act (FATCA), including all regulations issued by the U.S. Department of Treasury and/or the Internal Revenue Service pursuant thereto.
(c)There is not Pending or threatened in writing any audit, examination, investigation or other proceeding in respect of any material Taxes or Tax matters of the Company or any of its Subsidiaries. No material deficiency or adjustment with respect to any material Taxes of the Company or any of its Subsidiaries has been proposed or assessed by any Governmental Authority which has not been resolved and fully paid or adequately accrued as a liability on the most recent financial statements contained in the Filed SEC Documents in accordance with GAAP.
(d)The most recent financial statements contained in the Filed SEC Documents reflect adequate accruals and reserves for unpaid Taxes of the Company and its Subsidiaries with respect to all periods through the date of such financial statements in accordance with GAAP. Neither the Company nor any of its Subsidiaries has incurred any material liability for Taxes since the date of such financial statements other than in the Ordinary Course of Business.
(e)There are no material Liens for Taxes on any of the assets, rights or properties of the Company or any of its Subsidiaries other than Permitted Liens.
(f)Neither the Company nor any of its Subsidiaries is subject to any currently effective waiver of any statute of limitations with respect to any material Taxes or agreed to any currently effective extension of time with respect to a material Tax assessment or deficiency (other than any extension pursuant to an extension to file any Tax Return obtained in the Ordinary Course of Business). There are no Tax rulings issued to, or requests for rulings by, the Company or any of its Subsidiaries relating to any material Taxes for which the Company or any of its Subsidiaries may be liable for any taxable period ending after the Closing Date.
(g)Neither the Company nor any of its Subsidiaries has constituted a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock intended to qualify for tax-free treatment under Section 355 of the Code (or any similar provision of state, local or non-U.S. Law).
(h)Neither the Company nor any of its Subsidiaries has participated in any “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2) (or any similar provision of state, local or non-U.S. Law). The intercompany transactions between the Company and each of its Subsidiaries achieve, in all material respects, “arms-length” results under Section 482 of the Code (and the Treasury Regulations thereunder or any similar provision of state, local or foreign Law).
(i)No claim has been made in writing by a Governmental Authority in a jurisdiction where the Company or any of its Subsidiaries does not file Tax Returns that it is or is alleged to be subject to material Taxes by that jurisdiction. Neither the Company nor any of its Subsidiaries (i) is subject to Tax in a jurisdiction outside of the jurisdiction in which it is organized by virtue of having a permanent establishment (as defined in any applicable tax treaty) or other fixed place of business or, to the Knowledge of the Company, taxable presence in a country other than the country in which it is organized or (ii) is a party to or the beneficiary of any Tax exemption, Tax holiday or other similar Tax reduction contract or order.
(j)The Company is not, and has not been at any time during the period specified in Section 897(c)(1)(A)(ii) of the Code, a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code. Neither the Company nor any of its Subsidiaries owns an interest in any (i) domestic international sales corporation, (ii) foreign sales corporation or (iii) passive foreign investment company (in each case, as such term is defined in the Code).
(k)Neither the Company nor any of its Subsidiaries will be required to include any (i) material item of income in, or to exclude any material item of deduction from, taxable income from any taxable period (or portion thereof) ending after the Closing Date as a result of any (A) change in method of accounting made prior to the Closing, (B) closing agreement, advance pricing agreement or other agreement with any Governmental Authority relating to Taxes entered into prior to the Closing, (C) intercompany transaction entered into prior to the Closing or described in Treasury Regulation under Section 1502 of the Code (or any similar provision of state, local or foreign Law), (D) installment sale or open transaction disposition entered into on or prior to the Closing, (E) prepaid amount received prior to the Closing Date, or (F) election under Section 108(i) of the Code or (ii) amount in income for a taxable year ending after December 31, 2017 as a result of the application of Section 965 of the Code.

(l)Neither the Company nor any of its Subsidiaries (i) has any liability for material Taxes of another person (A) pursuant Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law) (B) as a transferee or successor or (C) pursuant to any Tax sharing or Tax indemnification or similar agreement (other than any such agreements solely between the Company and its Subsidiaries and excluding, for the avoidance of doubt, any commercial agreements entered into in the Ordinary Course of Business and not primarily relating to Taxes), or (ii) has made an election pursuant to Section 965(h) of the Code.
(m)The Company has delivered and made available to Parent true, correct and complete copies of all (i) U.S. federal and state income or franchise Tax Returns of the Company and each of its Subsidiaries for all periods ending on or after December 31, 2016, and (ii) any audit reports, letter rulings, technical advice memoranda and any similar documents issued by a Governmental Authority in the last 5 years relating to material Taxes of the Company or any of its Subsidiaries.
All references to the Company or any of its Subsidiaries in this Section 3.14 shall include references to any person that merged with and into or liquidated into the Company or such Subsidiary, or for whose Taxes the Company or such Subsidiary is or could be held liable.
Section 3.15.    Properties.
(a)Section 3.15(a) of the Company Disclosure Letter sets forth a complete and correct list, as of the date hereof, of all real property owned by the Company or any of its Subsidiaries (“Owned Real Property”). Except as has not had and would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, the Company or a Subsidiary of the Company owns good and valid title to the Owned Real Property, free and clear of all Liens, other than Permitted Liens. There is no Pending or threatened condemnation proceeding with respect to any of the Owned Real Property.
(b)Section 3.15(b) of the Company Disclosure Letter sets forth, as of the date hereof, a true and complete list of all leases of real property (the “Real Property Leases”) under which the Company or any of its Subsidiaries is a tenant or a subtenant is obligated to pay more than $100,000 per annum (individually, a “Leased Real Property”). The Company or a Subsidiary of the Company has a good and marketable title to, or in the case of leased property and assets has a valid leasehold interest in, all material tangible property and material assets (whether real or personal) reflected in the latest balance sheet of the Company included in the SEC Documents and in each Leased Real Property, and all Real Property Leases are in full force and effect as of the date of this Agreement, and neither the Company nor any of its Subsidiaries, nor to the Knowledge of the Company, as of the date hereof, any other party to a Real Property Lease, is in violation of any material provision of, or taken or failed to take any act which, with or without notice, lapse of time, or both, would constitute a material default under the provisions of such Real Property Lease, and neither the Company nor any of its Subsidiaries has since January 1, 2016 received written notice that it has materially breached, violated or defaulted under any Real Property Lease.
Section 3.16.    Intellectual Property.
(a)Section 3.16(a) of the Company Disclosure Letter contains a true and complete list of all material Company Products as of the date hereof.
(b)Section 3.16(b) of the Company Disclosure Letter contains a true and complete list of all Registered IP in which the Company or any of the Subsidiaries has any ownership interest as of the date hereof (collectively, the “Company Registered IP) including for each item of Company Registered IP, the title, application number, filing date, jurisdiction, registration, issuance or grant date, and registration, issuance or grant number. With respect to any Patents that are Company Registered IP and are subject to a terminal disclaimer, Company owns any patents and or applications referenced in the subject terminal disclaimer(s). Neither the Company nor any of its Subsidiaries has engaged in any manner of false patent marking.
(c)(i) All Company Registered IP (other than patent applications or applications to register trademarks or copyrights and Company Registered IP to which the Company and its Subsidiaries have abandoned or allowed to lapse in their reasonable business discretion) is subsisting and in full force and effect and not invalid or, to the Knowledge of the Company, not unenforceable, (ii) neither the Company nor any of its Subsidiaries has received any written notice of any Action since January 1, 2016 challenging the ownership, use or practice, right to use or practice, right to register, registration, priority, duration, validity or enforceability of any Company Registered IP or alleging any misuse of such Company Registered IP, and (iii)  no Company Registered IP or Material Mark is involved in any litigation, interference, derivation, post-grant, reissue, reexamination, opposition, cancellation or similar Action and, to the Knowledge of the Company, no such Action is or has been threatened in writing with respect to any of the Company Registered IP or any Material Mark. To the Knowledge of the Company, the Company has met its obligations to disclose all facts, information or circumstances, including any facts or information that would constitute prior art, that would preclude the issuance of or otherwise affect any pending applications for any Company Registered IP or the Company’s rights thereto. To the Knowledge of the Company, no Marks (whether registered or unregistered) owned, used or applied for by the Company or any of its

Subsidiaries conflicts or interferes with any Mark (whether registered or unregistered) owned, used or applied for by any other person and the Company and its Subsidiaries have taken reasonable steps to police the use of each of the Material Marks owned by, or each of the Marks exclusively licensed (“Exclusively Licensed Marks”) to, the Company or its Subsidiaries in each jurisdiction where the Material Marks or Exclusively Licensed Marks have been used. No Owned Company Intellectual Property and, to the Knowledge of the Company, no material Intellectual Property licensed to the Company or any of its Subsidiaries under the Third Party Intellectual Property Licenses (“Company Licensed Intellectual Property”), in each case, is subject to any outstanding order, judgment, ruling, stipulation or compulsory or confirmatory licensing terms entered or imposed by any court or any administrative or arbitration tribunal (x) that restricts or limits in any manner the use, practice, exploitation, assignability, transfer, or licensing thereof by the Company or any of its Subsidiaries or (y) which restricts or limits the ownership, use or practice, right to use or practice, right to register, registration, priority, duration, validity or enforceability of such Owned Company Intellectual Property or such Company Licensed Intellectual Property.
(d)With respect to each item of Company Registered IP, all necessary filing, examination, registration, maintenance, renewal and other fees and taxes due on or prior to the date hereof have been timely paid in full (and any such amounts due on or prior to the Closing Date will be timely paid in full), and all necessary documents (including responses to office actions) and certificates have been timely filed for the purposes of maintaining such Company Registered IP, in each case in accordance with applicable Laws and to avoid loss or abandonment thereof. The Company has, prior to the date hereof, provided to Parent copies of disclosure statements and applicable statutory bar dates, or where such disclosure statements do not exist as of the date hereof, other written documentation sufficient to identify the invention, the relevant Company Products, and applicable statutory bar dates, in each case corresponding to each and every invention created since January 1, 2016 for which the Company or its Subsidiaries has yet to file a patent application.
(e)The Company or its Subsidiaries own exclusively, free and clear of any and all Liens other than Permitted Liens, all Owned Company Intellectual Property. Neither the Company nor any of its Subsidiaries has received any written notice or claim since January 1, 2016 challenging the Company’s use or practice, right to use or practice, right to register, or ownership of any Owned Company Intellectual Property. The Company has the sole and exclusive right to bring a claim or suit (and to recover any damages, royalties, costs or other recoverable amounts) against any other person for past, present or future infringement of any Owned Company Intellectual Property.
(f)To the Knowledge of the Company, the Company has a valid, legal and enforceable right to use or practice under all Intellectual Property and Intellectual Property Rights licensed to the Company under the Third Party Intellectual Property Licenses. To the Knowledge of the Company, the Owned Company Intellectual Property together with any Intellectual Property and Intellectual Property Rights licensed to the Company or any of its Subsidiaries under the Third Party Intellectual Property Licenses constitute all of the material Intellectual Property and material Intellectual Property Rights necessary for the conduct of the business of the Company and its Subsidiaries as currently conducted.
(g)Prior to or as of the date hereof, the Company has not granted to any person (including any to Governmental Authority pursuant to a Company Government Contract or Company Government Subcontract as required by Law, regulation or contract), under any Owned Company Intellectual Property, (i) any exclusive license or rights, or (ii) any express, formal covenant not to assert or enforce any Owned Company Intellectual Property (other than rights granted to customers, distributors, resellers, sales agents, marketing agents, contractors, manufacturers, logistics contractors, and product support contractors in the Ordinary Course of Business) or (iii) non-exclusive license or rights that materially deviate in scope from the licenses granted by the Company in the Ordinary Course of Business. No Owned Company Intellectual Property that is exclusively licensed to any person is used in or necessary for the conduct of the business of the Company and its Subsidiaries as currently conducted. The Company has not assigned any Intellectual Property or Intellectual Property Rights used in or necessary for the conduct of the business of the Company and its Subsidiaries as currently conducted.
(h)Each of the Company and its Subsidiaries has taken reasonable steps in accordance with standard industry practices to protect its rights in its Owned Company Intellectual Property and maintain the confidentiality of all Trade Secrets and other confidential information of the Company or its Subsidiaries with respect to which the Company or its Subsidiaries owes an obligation of confidentiality to a third party, including the use of industry-standard tools designed to safeguard any such information that is accessible through computer systems or networks. The Company has not received any written notice from any person that there has been an unauthorized use or disclosure of any Trade Secret of the Company or any of its Subsidiaries. Without limiting the foregoing, the Company and its Subsidiaries have a policy requiring all employees, as well as all consultants and contractors who participate in the development of any Intellectual Property or who have access to Trade Secrets, to execute a confidentiality and assignment agreement in the Company’s standard form, which form has been made available to Parent. The Company and its Subsidiaries have enforced such policy, except where for any failures to enforce that, individually or in the aggregate, have not been and would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole. No employees, consultants or contractors of the Company or any of its Subsidiaries have retained any rights to any material Intellectual Property or material Intellectual Property Rights that would have constituted Owned Company Intellectual

Property under any such agreements absent such retention of rights and no claims with respect to retention of rights have been made. To the Knowledge of the Company, no employee, consultant or contractor of the Company or any of its Subsidiaries is in breach of any such agreement in any material respect.
(i)The Company’s and its Subsidiaries’ development, sale, advertising, marketing, distribution or other commercial exploitation of the Company Products, and all of the other activities or operations of the business of the Company or any of its Subsidiaries, have not and do not infringe upon (directly, contributorily, by inducement or otherwise), misappropriate, dilute (solely with respect to Marks) or violate, any Intellectual Property or Intellectual Property Rights of any third party except as has not had, and would not have, a Material Adverse Effect. Since January 1, 2016, neither the Company nor any of its Subsidiaries has received any written notice of any Action asserting that such infringement, misappropriation or violation has occurred. Since January 1, 2016, neither the Company nor any of its Subsidiaries has received any written request or invitation to take a license under any Patents owned by a third party.
(j)Since January 1, 2016, neither the Company nor any of its Subsidiaries has claimed or brought any Action, or provided any notice claiming any third party has misappropriated, infringed, diluted (solely with respect to trademarks) or violated any Owned Company Intellectual Property or other Intellectual Property Rights of the Company or any of its Subsidiaries (including any Intellectual Property or Intellectual Property Rights exclusively licensed to the Company or any of its Subsidiaries) nor, to the Knowledge of the Company, has any third party committed any such misappropriation, infringement, dilution or violation that could form the basis of such an Action or notice from the Company or any of its Subsidiaries.
(k)No Owned Company Intellectual Property is subject to any outstanding Judgment restricting or limiting in any material respect the use or practice, right to use or practice, licensing or other exploitation thereof by the Company or any of its Subsidiaries.
(l)The execution, delivery and performance by the Company of this Agreement, including the consummation of the Merger, will not, with respect to any Material Contract to which the Company or any of its Subsidiaries is a party, or, to the Knowledge of the Company, with respect to any other Contract to which the Company or any of its Subsidiaries is a party, (i) result in Parent or any of its Affiliates granting, or being obligated to grant, to any third party any rights (including expanded rights) with respect to Intellectual Property or Intellectual Property Rights, except for such obligations applicable to the Surviving Corporation and its Subsidiaries under Owned Company Intellectual Property resulting from Contracts to which the Company or its Subsidiaries are a party immediately prior to the Closing Date and which apply only to the same extent as currently applicable to the Company and its Subsidiaries or (ii) result in the Surviving Corporation and its Subsidiaries being obligated to pay any royalties or other payments to any third party at a rate in excess of that which is payable by the Company and its Subsidiaries had the Merger not occurred.
(m)The Company has made available to Parent lists of all Open Source Materials that comprise, are incorporated into, or combined, distributed or made available for download with any Company Products that are (i) distributed or made available over a network to third parties, and (ii) commercially available as of the date hereof, in each case, as generated by the scanning and reporting tool used by the Company or otherwise made available through the Company’s responses to Parent’s diligence requests.
(n)During the four (4) years prior to the date hereof, neither the Company nor any of its Subsidiaries has received any written notice or complaint that it has failed to comply with the terms and conditions of any license to any Open Source Materials. To the Knowledge of the Company, neither the Company nor any of its Subsidiaries is in breach of or has breached any of the material terms or conditions of any material license to any Open Source Materials in any material respect. The Company has not used, incorporated, combined or distributed any Open Source Materials with any Software of the Company Products that the Company intends to keep proprietary in a manner that requires that such Software for such Company Products be (i) disclosed or distributed or otherwise made available in source code form, (ii) licensed for the purpose of making derivative works, (iii) redistributable at no charge or minimal charge or (iv) licensed under the same license as such Open Source Materials.
(o)Neither the Company nor any of its Subsidiaries is a member of or party to any patent pool, standards-setting organizations, multi-party special interest industry standards body, trade association or other organization pursuant to the rules of which it is obligated to license any existing or future Copyrights or Patents to any person or to refrain from asserting any existing or future Copyrights or Patents against any person.
(p)Neither the Company nor any of its Subsidiaries has intentionally included in the Company Products any disabling mechanisms or protection features that are designed to disrupt, disable, harm or otherwise impede in any material respect the normal and authorized operation of, or provide unauthorized access to, a computer system or network or other device on which Company Products are stored or installed or damage or destroy any normal and authorized data or file without the user’s consent.

(q)The Company and its Subsidiaries implement policies and procedures materially consistent with generally accepted industry standards to identify and protect against viruses, worms, and other malicious Software routines adversely affecting the information technology systems used in connection with the operation of the Company and its Subsidiaries and their respective businesses. The Company and its Subsidiaries have disaster recovery and business continuity plans, procedures and facilities materially consistent with generally accepted industry standards for the business of the Company and its Subsidiaries. To the Knowledge of the Company, since January 1, 2015, there have been no unauthorized intrusions or breaches of the security of such information technology systems.
(r)Prior to or as of the date hereof, no source code of any Software used in any Company Product has been disclosed by the Company or any of its Subsidiaries to any person (including to any Governmental Authority pursuant to a Company Government Contract or Company Government Subcontract as required by Law, regulation or contract), except (i) for disclosure to employees or individual independent contractors of the Company or such Subsidiaries on a need-to-know basis and who are bound by confidentiality agreements with respect to such disclosure or (ii) to escrow agents under source code escrow agreements with such escrow agents that include reasonable non-disclosure provisions. Section 3.16(r) of the Company Disclosure Letter includes a true and complete list of all such escrow agreements and arrangements and the Company has made available to Parent all such agreements. No condition has occurred that would be sufficient to entitle the beneficiary under any source code escrow arrangement under which the Company or any Subsidiary has deposited any such source code for Company Products to require release of such source code from escrow. The consummation of the transactions contemplated hereby (including the Merger) will not constitute a source code escrow release condition to require release of such source code for Company Products from escrow.
(s)No Governmental Authority nor any university, college or other academic institution has ownership rights or any ownership interest in or to any Owned Company Intellectual Property.
(t)Neither the Company nor any of its Subsidiaries has distributed or made available, or agreed to distribute or make available (including by contribution to an open source project or community), any material Software developed by the Company or any of its Subsidiaries as Open Source Materials that the Company intends to remain proprietary.
(u)Each Company Product has been designed, developed, manufactured, assembled, sold, installed, repaired, licensed and otherwise made available by the Company and its Subsidiaries in compliance with the terms and requirements of any applicable Laws in all material respects.
(v)No customer or other person has asserted in writing or, to the Knowledge of the Company, threatened in writing to assert any material claim against the Company or any of its Subsidiaries (i) under or based upon any contractual obligation or warranty provided by or on behalf of the Company or any of its Subsidiaries, or (b) under or based upon any other warranty relating to any Company Product, except for such assertions that, individually or in the aggregate, have not had and would not have a Material Adverse Effect.
(w)The Company has no Knowledge of any defects in the Company Products that would have a Material Adverse Effect. The Company has disclosed in writing to Parent all material information relating to any problem or issue with respect to any Company Product that materially and adversely affects, or is reasonably expected to materially and adversely affect, the value, functionality or fitness for the intended purpose of such Company Product. Without limiting the generality of the foregoing, (A) there have been and are no defects, malfunctions or nonconformities in any Company Product; (B) there have been, and are, no claims asserted against the Company or any of its Subsidiaries or any of its customers or distributors related to any Company Product; and (C) neither the Company nor any of its Subsidiaries has been required to recall any Company Product, in each case with respect to clauses (A) and (B), except as have not had and would not have, individually or in the aggregate, a Material Adverse Effect.
Section 3.17.    Insurance. The Company and each of its Subsidiaries is covered by valid and currently effective insurance policies issued in favor of the Company or one or more of its Subsidiaries that are customary and adequate for companies of similar size in the industries and locations in which the Company operates, except where the failure to have such policies would not be material to the Company and its Subsidiaries, taken as a whole. The Company has made available to Parent copies of all material insurance policies issued in favor of the Company or any of its Subsidiaries, or pursuant to which the Company or any of its Subsidiaries is a named insured or otherwise a beneficiary, as well as any material historic incurrence-based policies still in force as of the date of this Agreement (such policies, the “Material Policies”). With respect to each such Material Policy, (a) such Material Policy is in full force and effect and all premiums due thereon have been paid, (b) neither the Company nor any of its Subsidiaries is in breach or default, and has not taken any action or failed to take any action which (with or without notice or lapse of time or both) would constitute such a breach or default, or would permit termination or modification of, any such policy and (c) to the Knowledge of the Company, no insurer issuing any such Material Policy has been declared insolvent or placed in receivership, conservatorship or liquidation, except, in each of the foregoing cases described in clauses (a), (b) or (c), as would not, individually or in the aggregate, be material to the Company and its Subsidiaries, taken as a whole. No written notice of cancellation or termination has been received with respect to any such Material Policy.

Section 3.18.    Affiliate Transactions. Since January 1, 2018 through the date hereof, there have not been any transactions, Contracts, arrangements or understandings or series of related transactions, Contracts, arrangements or understandings, nor are there any of the foregoing currently proposed, that (if proposed but not having been consummated or executed, if consummated or executed) would be required to be disclosed under Item 404 of Regulation S‑K promulgated by the SEC that have not been disclosed in the Filed SEC Documents filed prior to the date hereof.
Section 3.19.    Compliance with Anti-Corruption Laws.
(a)The Company, its Subsidiaries and their respective officers, directors and employees and, to the Knowledge of the Company, its Representatives, distributors and resellers acting on behalf of the Company and its Subsidiaries, have at all times complied with, and are currently in compliance with, the Foreign Corrupt Practices Act of 1977, as amended, the U.K. Bribery Act and any similar applicable Law of any non-U.S. jurisdiction, or any other applicable Law that prohibits providing a thing of value to improperly influence government officials or other persons (collectively, the “Anti-Corruption Laws”).
(b)Neither the Company nor any of its Subsidiaries, nor any of their respective officers, directors or employees nor, to the Knowledge of the Company, any of its Representatives, distributors or resellers acting on behalf of the Company or its Subsidiaries, has taken or failed to take any action, either directly or indirectly, that constituted a violation of the Anti-Corruption Laws. Neither the Company nor any of its Subsidiaries, nor any of their respective officers, directors or employees nor, to the Knowledge of the Company, any of its Representatives, distributors or resellers acting on behalf of the Company or its Subsidiaries has made, offered, authorized, promised, accepted or solicited, either directly or indirectly, any payment, contribution, gift, entertainment, bribe, rebate, kickback or any other thing of value, regardless of form or amount, to or from: (i) any official, employee or representative of a Governmental Authority, any political party or official thereof, any candidate for political office, or any other persons; (ii) any director, officer, executive, employee or person affiliated with an entity owned or controlled by a Governmental Authority, political party or candidate for political office; or (iii) any director, officer, executive or employee of a public international organization, or other persons, to obtain or retain a competitive advantage, to receive favorable treatment in obtaining or retaining business or compensate for favorable treatment already secured, or to influence any action, inaction or decision.
(c)There have been no false, fictitious or misleading entries made in the books or records of the Company or any of its Subsidiaries relating to any illegal payment or secret or unrecorded fund and neither the Company nor any of its Subsidiaries has established or maintained a secret or unrecorded fund.
(d)Neither the Company nor any of its Subsidiaries, nor any of their respective directors, officers or employees nor, to the Knowledge of the Company, any of its Representatives, distributors or resellers acting on behalf of the Company or any of its Subsidiaries (i) is, or has been, under administrative, civil, or criminal investigation, indictment, information, suspension, debarment, or audit (other than a routine contract audit) by any party, in connection with alleged or possible violations of the Anti-Corruption Laws or has received a whistleblower report of such alleged or possible violations, (ii) has been the subject of or subject to any inquiry or allegation of any kind in connection with alleged or possible violations of the Anti-Corruption Laws, or (iii) has received any notice from, or made a voluntary disclosure to, the U.S. Department of Justice, the SEC or other similar agency of any non-U.S. jurisdiction regarding alleged or possible violations of any Anti-Corruption Laws.
(e)The Company and its Subsidiaries have in place controls and systems designed to monitor and reasonably ensure compliance with Anti-Corruption Laws.
Section 3.20.    Privacy and Security.
(a)Except as has not had and would not have, individually or in the aggregate, a Material Adverse Effect, (i) the Company and each of its Subsidiaries have, at all times, complied with applicable privacy, data protection and data or cyber security Laws (collectively, “Privacy Laws”) and their respective internal privacy policies; (ii) the Company and each of its Subsidiaries have been and are in compliance with all of the terms of all Contracts to which the Company or any Subsidiary is a party relating to the use, collection, storage, disclosure, transfer or other processing of any Personal Data collected, accessed, obtained or otherwise processed by or on behalf of the Company or any of its Subsidiaries or by third parties having authorized access to the records of the Company or any of its Subsidiaries; (iii) there is no complaint or investigation Pending or threatened, and neither the Company nor any of its Subsidiaries has, since January 1, 2016, received notice of a complaint or investigation regarding actual or alleged violation of any Privacy Law by the Company, any of its Subsidiaries, any of their customers or any users of any Company Product; (iv) use, collection, storage, disclosure, transfer and other processing of any Personal Data collected, accessed, obtained or otherwise processed by third parties having authorized access to the records of the Company or any of its Subsidiaries has, at all times, complied with such privacy policies and Privacy Laws; and (v) any data processing agreement entered into by the Company meets all applicable requirements of Privacy Laws. The Company does not engage in activities that make it a “business associate” and has not entered into any “business associate contract” as described in 45 C.F.R. § 164.504(e).

(b)The Company and its Subsidiaries maintain, and have remained in compliance in all material respects with, written information security policies that include commercially reasonable administrative, physical and technical measures to protect the confidentiality, integrity, availability and security of Personal Data, Trade Secrets and other confidential information of the Company or its Subsidiaries or their customers or users, computer systems and networks, and Company Products and Software against any unauthorized control, use, access, interruption, modification or corruption related to the Company and its Subsidiaries and to ensure the continued, uninterrupted and error-free operation of the computer systems and networks and Company Products and Software. Without limitation, the Company and each of its Subsidiaries (i) implements and monitors administrative, electronic and physical safeguards to control the internal and external risks to the security of any Personal Data or other confidential information of the Company or its Subsidiaries or their customers or users processed by or on behalf of the Company or any of its Subsidiaries and (ii) maintains notification procedures designed to ensure that the Company and its Subsidiaries are and will remain in material compliance with Privacy Laws in the case of any breach of security compromising data containing Personal Data. To the Knowledge of the Company, since January 1, 2016, neither the Company nor any of its Subsidiaries has experienced any actual or alleged unauthorized access by third parties to any Personal Data in the Company’s or any Subsidiary’s possession, custody or control or any Security Incidents, and there are no security and technical vulnerabilities with respect to the computer systems and networks and Company Products and Software that could cause a material Security Incident or otherwise adversely impact in any material respect the operations of the Company and its Subsidiaries.
Section 3.21.    Suppliers. Section 3.21 of the Company Disclosure Letter sets forth a true and complete list of the top twenty (20) suppliers measured by the aggregate amounts paid by the Company and its Subsidiaries to such supplier and its Affiliates during the twelve (12) months ended December 31, 2018 and the top twenty (20) suppliers measured by the aggregate amounts the Company expects it and its Subsidiaries to pay to such supplier and its Affiliates during the twelve (12) months ending December 31, 2019 (collectively, the “Top Suppliers”). Since January 1, 2018, and as of the Agreement Date, (a) there has been no termination of any business relationship of the Company or any of its Subsidiaries with any Top Supplier, (b) there has been no change in the terms of its business relationship with any Top Supplier in a manner that is materially adverse to business of the Company or any of its Subsidiaries and (c) no Top Supplier has notified the Company or any of its Subsidiaries in writing that it intends to terminate its business relationship with the Company or its Subsidiaries or change the pricing or other terms of such business relationship in a manner that is or would reasonably be expected to be materially adverse to the Company or any of its Subsidiaries.
Section 3.22.    Customers. Section 3.22 of the Company Disclosure Letter sets forth a true and complete list of the top twenty (20) customers (whether end customers, distributors or resellers) (collectively, the “Top Customers”) as measured by the aggregate revenue recognized for such customer and its Affiliates to the Company or any of its Subsidiaries during the twelve (12) months ended December 31, 2018 and the top twenty (20) customers (whether end customers, distributors or resellers) as measured by the aggregate revenue the Company or any of its Subsidiaries expects to recognize from each such customer and its Affiliates during the twelve (12) months ending December 31, 2019 (collectively, the “Top Customers”). As of the Agreement Date, no Top Customer has cancelled or otherwise terminated or, to the Knowledge of the Company, threatened to cancel, terminate or otherwise materially and adversely alter the terms of its business relationship with the Company.
Section 3.23.    Information Supplied. The information relating to the Company and its Subsidiaries to be contained in, or incorporated by reference in, the Proxy Statement (or any amendment or supplement thereto) will not, on the date the Proxy Statement is first mailed to the Company’s stockholders or at the time the Proxy Statement (or any amendment or supplement thereto) is filed with the SEC or on the date of the Company Stockholders’ Meeting, contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, at the time and in light of the circumstances under which they were made, not false or misleading. The Proxy Statement will comply in all material respects as to form with the requirements of the Exchange Act and the rules and regulations promulgated thereunder. Notwithstanding the foregoing provisions of this Section 3.23, no representation or warranty is made by the Company with respect to information or statements made or incorporated by reference in the Proxy Statement that was specifically supplied by or on behalf of Parent or Merger Sub for inclusion therein.
Section 3.24.    State Takeover Statutes; Rights Plan. Assuming the accuracy of the representations and warranties of Parent and Merger Sub set forth in Section 4.09, to the Knowledge of the Company, no Takeover Law applies or purports to apply to the Company with respect to this Agreement, the Merger or any of the other transactions contemplated by this Agreement. The Company has no “rights plan,” “rights agreement” or “poison pill” in effect.
Section 3.25.    Brokers and Other Advisors. (a) No broker, investment banker, financial advisor or other person, other than Morgan Stanley & Co. LLC (the “Financial Advisor”), the fees and expenses of which will be paid by the Company, is entitled to any broker’s, finder’s or financial advisor’s fee or commission in connection with the Merger or any of the other transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company and (b) the Company has made available to Parent a true and complete copy of each Contract between the Company and any of its Subsidiaries, on the one hand, and the Financial Advisor, on the other hand, relating to the foregoing fees and expenses as of the date hereof (collectively, the “Financial Advisor Agreement”).
Section 3.26.    Opinion of Financial Advisor. The Company Board has received the opinion of the Financial Advisor (the “Fairness Opinion”), dated the date hereof, to the effect that, as of such date, and based upon and subject to the factors and assumptions set forth therein, the $35.00 in cash per share of Company Common Stock to be received by the holders of shares of Company Common Stock pursuant to this Agreement is fair from a financial point of view to the holders of shares of Company Common Stock (other than Parent and its Affiliates). As of the date of this Agreement, the Fairness Opinion has not been amended or rescinded.
Article IV
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB
Parent and Merger Sub, jointly and severally, represent and warrant to the Company as follows:
Section 4.01.    Organization, Standing and Power. Each of Parent and Merger Sub is duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization and has all requisite corporate or similar power and authority to carry on its business as presently conducted.
Section 4.02.    Authority. Each of Parent and Merger Sub has all requisite corporate or similar power and authority to execute and deliver this Agreement and to consummate the transactions contemplated by this Agreement, including the Merger. The execution and delivery of this Agreement by Parent and Merger Sub and the consummation of the transactions contemplated by, and compliance with the provisions of, this Agreement, including the Merger, by Parent and Merger Sub have been duly authorized by all necessary corporate or similar action on the part of each of Parent and Merger Sub, and no other corporate or similar proceedings (including any stockholder action) on the part of Parent or Merger Sub are necessary to authorize this Agreement or to consummate the transactions contemplated by this Agreement, including the Merger. This Agreement has been duly executed and delivered by each of Parent and Merger Sub and, assuming the due authorization, execution and delivery by the Company, constitutes a legal, valid and binding obligation of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency and other Laws of general applicability relating to or affecting creditors’ rights and to general equity principles.
Section 4.03.    Non-Contravention. The execution and delivery of this Agreement by Parent and Merger Sub do not, and the consummation of the Merger and the other transactions contemplated by this Agreement will not, conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a benefit under, or result in the creation of any Lien upon any of the properties, rights or assets of Parent or Merger Sub under, any provision of (a) the certificate of incorporation or bylaws of Parent or the certificate of incorporation or bylaws of Merger Sub or (b) subject to the filings and other matters referred to in the immediately following sentence, (i) any Contract to which Parent or Merger Sub or any of their respective Subsidiaries is a party or by which any of their respective properties, rights or assets is bound or (ii) any Law or Judgment, in each case applicable to Parent or Merger Sub or any of their respective Subsidiaries or any of their respective properties, rights or assets, other than, in the case of this clause (b), any such conflicts, violations, breaches, defaults, rights, obligations, losses or Liens, or any such consent, waiver or approval the failure of which to be obtained, have not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. No Governmental Authorization of, by or with any Governmental Authority is required to be obtained or made by or with respect to Parent or Merger Sub or any of their respective Subsidiaries in connection with the execution and delivery of this Agreement by Parent and Merger Sub or the consummation by Parent and Merger Sub of the Merger or the other transactions contemplated by this Agreement, except for (w) the filing of a premerger notification and report form by Parent under the HSR Act, and the filings and receipt, termination or expiration, as applicable, of such other approvals or waiting periods as may be required under any Foreign Merger Control Laws, (x) the filing with the SEC of the Proxy Statement and any amendments or supplements thereto, (y) the filing of the Articles of Merger with the Secretary of State of the State of Washington and (z) such other Governmental Authorizations and notices the failure of which to be obtained or made have not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
Section 4.04.    Available Funds. Parent has and, at the Closing, will have, access to all of the funds that are necessary to satisfy all of Parent’s and Merger Sub’s obligations under this Agreement on the Closing Date, including the payment of the Merger Consideration and all payments to the holders of Company Equity Awards and the payment of all fees and expenses related to or arising out of the transactions contemplated by this Agreement for which Parent or Merger Sub is responsible.

Section 4.05.    Information Supplied. The information supplied by Parent or Merger Sub for inclusion or incorporation by reference in the Proxy Statement (or any amendment or supplement thereto) will not, on the date the Proxy Statement is first mailed to the Company’s stockholders or at the time the Proxy Statement (or any amendment or supplement thereto) is filed with the SEC or on the date of the Company Stockholders’ Meeting, contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, at the time and in light of the circumstances under which they were made, not false or misleading. Notwithstanding the foregoing provisions of this Section 4.05, no representation or warranty is made by Parent or Merger Sub with respect to information or statements made or incorporated by reference in the Proxy Statement based upon information supplied by or on behalf of the Company.
Section 4.06.    Operation and Ownership of Merger Sub. Merger Sub has been formed solely for the purpose of engaging in the transactions contemplated hereby and as of the date hereof has not engaged in any business activities other than activities in connection with this Agreement and the transactions contemplated hereby. Parent owns, directly or indirectly, all the outstanding shares of capital stock of Merger Sub, free and clear of all Liens (other than Permitted Liens).
Section 4.07.    Litigation. As of the date hereof, there is no Action Pending or, to the Knowledge of Parent, threatened, against Parent, Merger Sub or any of their respective Subsidiaries challenging the validity or propriety of the Merger or the other transactions contemplated by this Agreement which, if adversely determined, would have or reasonably be expected to have a Parent Material Adverse Effect.
Section 4.08.    Brokers and Other Advisors. No broker, investment banker, financial advisor or other person, other than Deutsche Bank Securities Inc., the fees and expenses of which will be paid by Parent, is entitled to any broker’s, finder’s or financial advisor’s fee or commission in connection with the Merger or any of the other transactions contemplated by this Agreement based upon arrangements made by or on behalf of Parent or Merger Sub.
Section 4.09.    Chapter 23B.19 of the WBCA. At the time the Company Board approved this Agreement, neither Parent nor Merger Sub was an “acquiring person” with respect to the Company as defined in Chapter 23B.19 of the WBCA.
Section 4.10.    Independent Investigation. Each of the Parent and Merger Sub acknowledges that it has conducted to its satisfaction its own independent investigation and analysis of the business, operations, assets, liabilities, results of operations, condition (financial or otherwise) and prospects of the Company and the Company’s Subsidiaries and that each of Parent and Merger Sub and their respective Representatives have received access to certain books and records, facilities, equipment, contracts and other assets of the Company and its Subsidiaries that Parent, Merger Sub and their respective Representatives have requested to review, and have had discussions with the Company’s management, for such purpose. Each of Parent and Merger Sub hereby acknowledge and agree that, except for the representations and warranties set forth in Article III (in each case as qualified and limited by the Filed SEC Documents and the Company Disclosure Letter as and to the extent provided in the first paragraph of Article III), (a) none of the Company or any of its Subsidiaries, or any of its or their respective Affiliates, stockholders or Representatives, or any other person acting on behalf of the Company, has made or is making any express or implied representation or warranty with respect to the Company or any of its Subsidiaries or their respective businesses or operations, and (b) except for fraud or as set forth in the express representations and warranties of the Company set forth in Article III (in each case as qualified and limited by the Filed SEC Documents and the Company Disclosure Letter as and to the extent provided in the first paragraph of Article III) to the fullest extent permitted by law, none of the Company or any of its Subsidiaries, or any of its or their respective Affiliates, stockholders or Representatives, or any other person acting on behalf of the Company, will have or be subject to any liability or indemnification or other obligation of any kind or nature to Parent, Merger Sub or any of their respective Affiliates, stockholders or Representatives, or any other person acting on behalf of Parent, with respect to any such information provided or made available to any of them, including any information, documents, estimates, projections, forecasts or other forward-looking information, business plans or other material provided or made available in “data rooms,” confidential information memoranda, management presentations or otherwise in anticipation or contemplation of the Merger or any other transaction contemplated by this Agreement.
Section 4.11.    Non-Reliance on Company Estimates, Projections, Forecasts, Forward-Looking Statements and Business Plans. In connection with the due diligence investigation of the Company by Parent and Merger Sub and their respective Representatives, Parent, Merger Sub and their respective Representatives have received and may continue to receive after the date hereof from the Company and its Representatives certain estimates, projections, forecasts and other forward-looking information, as well as certain business plan information, regarding the Company and its business and operations.  Parent and Merger Sub hereby acknowledge that there are uncertainties inherent in attempting to make such estimates, projections, forecasts and other forward-looking statements, as well as in such business plans, with which Parent and Merger Sub are familiar, that Parent and Merger Sub are taking full responsibility for making their own evaluation of the adequacy and accuracy of all estimates, projections, forecasts and other forward-looking information, as well as such business plans, so furnished to them (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, forward-looking information or business plans), and that neither the Company nor any of its

Representatives makes any representations or warranties to Parent and Merger Sub and will have no liability to Parent, Merger Sub or any other person with respect to the above described information and matters, in each case, except for fraud or as set forth in the express representations and warranties set forth in this Agreement.
Article V
COVENANTS RELATING TO CONDUCT OF BUSINESS
Section 5.01.    Conduct of Business by the Company.
(a)Interim Operations. Except as set forth in Section 5.01 of the Company Disclosure Letter, required by Law or consented to in writing in advance by Parent (such consent not to be unreasonably withheld, conditioned or delayed), during the period from the date hereof until the earlier of the Effective Time and the valid termination of this Agreement pursuant to Section 8.01, the Company shall, and shall cause each of its Subsidiaries to (x) carry on its business in all material respects in the Ordinary Course of Business and (y) use commercially reasonable efforts to preserve intact its current business organization and to preserve its relationships and goodwill with customers, suppliers, employees, licensors, licensees, distributors, lessors and others having significant business dealings with the Company or any of its Subsidiaries. Without limiting the generality of the foregoing, except as set forth in Section 5.01 of the Company Disclosure Letter, required by Law or consented to in writing in advance by Parent (such consent not to be unreasonably withheld, conditioned or delayed), during the period from the date hereof until the earlier of the Effective Time and the valid termination of this Agreement pursuant to Section 8.01, the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:
(i)declare, set aside or pay any dividends on, or make any other distributions (whether in cash, stock or property) in respect of, any Company Securities or Company Subsidiary Securities or set any record date therefor, other than dividends or distributions by a direct or indirect wholly owned Subsidiary of the Company to its parent;
(ii)split, combine, reclassify or otherwise amend the terms of any Company Securities or Company Subsidiary Securities or issue or authorize the issuance of any other securities in lieu of or in substitution for shares of Company Securities;
(iii)repurchase, redeem or otherwise acquire any Company Securities or Company Subsidiary Securities or any options, warrants or other rights to acquire any such Company Securities or Company Subsidiary Securities, other than (A) the acquisition by the Company of shares of Company Common Stock in connection with the surrender of shares of Company Common Stock by holders of Company Stock Options in order to pay all or a portion of the exercise price of the Company Stock Options, (B) the withholding of shares of Company Common Stock to satisfy all or a portion of any Tax obligations with respect to Company Equity Awards, and (C) the acquisition by the Company of Company Equity Awards in connection with the forfeiture of such awards;
(iv)issue, deliver or sell any shares of Company Securities or Company Subsidiary Securities or other voting securities or equity interests, any securities convertible or exchangeable into any such shares, voting securities or equity interests, any options, warrants or other rights to acquire any such shares, voting securities, equity interests or convertible or exchangeable securities, any stock-based performance units, any Voting Company Debt or any other rights that give any person the right to receive any economic interest of a nature accruing to the holders of Company Common Stock, other than, in each case, (A) upon the exercise or settlement of Company Equity Awards outstanding on the date hereof in accordance with their terms as of the date hereof or issued after the date hereof consistent with Section 5.01(a)(iv) of the Company Disclosure Letter, (B) by a wholly owned Subsidiary of the Company of such Subsidiary’s capital stock to the Company or another wholly owned Subsidiary of the Company, or (C) as described in Section 5.01(a)(iv) of the Company Disclosure Letter;
(v)mortgage, pledge, hypothecate, grant an easement with respect to, or otherwise encumber or restrict the use of Company Securities or Company Subsidiary Securities or assets, properties or rights (including Intellectual Property rights) of the Company or any of its Subsidiaries, or otherwise create, assume or suffer to exist any Liens thereupon except Permitted Liens and Liens granted as of the date of this Agreement with respect to the Existing Credit Agreement;
(vi)amend the Company Articles of Incorporation or the Company Bylaws or the comparable organizational documents of any Subsidiary of the Company;
(vii)acquire or agree to acquire from any third person (A) any person or business, by merging or consolidating with, purchasing an equity interest in or a substantial portion of the assets of, making an investment in or loan or capital contribution to or in any other manner, or (B) any assets that are otherwise material to the Company and its Subsidiaries, other than inventory, supplies or raw materials acquired in the Ordinary Course of Business;

(viii)(A) sell, lease, license, sub-license or otherwise dispose of, or otherwise encumber, any of its properties, rights or assets (including Intellectual Property rights), other than (1) sales of inventory, licenses of Software or sales of professional services in the Ordinary Course of Business (which, for the avoidance of doubt, includes for this purpose any non-exclusive licenses in customer Contracts in the Ordinary Course of Business), (2) sales, relinquishment or other disposition of assets that are obsolete or that are no longer used in, or useful for, the conduct of the business of the Company and its Subsidiaries, in each case, in the Ordinary Course of Business, (3) sales, licenses, sublicenses or other dispositions in the Ordinary Course of Business permitted under Contracts existing as of the date of this Agreement, or (4) sales of assets with a value of less than $500,000 individually or in a series of related transactions, or $1,000,000 in the aggregate; or (B) abandon or permit to lapse any Company Registered IP; provided, however, that in any of the foregoing cases described in clause (A) or (B), neither the Company nor any of its Subsidiaries will distribute or make available (including by contribution to an open source project or community) any Software developed by the Company or any of its Subsidiaries as Open Source Materials without first obtaining Parent’s prior written consent, except to the extent consistent with the Company’s current business practices;
(ix)adopt or enter into any plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of the Company or any of its Subsidiaries;
(x)(A) incur, create, assume or otherwise become liable for, any Indebtedness owed to any third person in excess of $500,000, or amend, modify or refinance any Indebtedness owed to any third person, (B) make any loans, advances or capital contributions to, or investments in, any other person, other than the Company or any of its wholly owned Subsidiaries (other than advances of expenses and other routine amounts to employees in the Ordinary Course of Business) or (C) redeem, repurchase, prepay, defease, cancel or otherwise acquire any Indebtedness;
(xi)except as set forth on Section 5.01(a)(xi) of the Company Disclosure Letter, incur or commit to incur any capital expenditures or authorizations or commitments with respect thereto;
(xii)pay, discharge, settle or satisfy any material claims, liabilities or obligations (whether absolute, accrued, asserted or unasserted, contingent or otherwise), other than (A) the payment, discharge or satisfaction in the Ordinary Course of Business, or as required by their terms as in effect on the date hereof, of claims, liabilities or obligations reflected or reserved against in the most recent audited financial statements (or the notes thereto) of the Company included in the Filed SEC Documents (for amounts not in excess of such reserves) or incurred since the date of such financial statements in the Ordinary Course of Business, (B) payment of severance or other termination benefits to employees in the Ordinary Course of Business to the extent otherwise permitted pursuant to Section 5.01(a)(xx) and/or severance or termination obligations mandated by applicable local Law, (C) payment of fees and expenses to Representatives of the Company incurred in connection with the transactions contemplated by this Agreement; or (D) compromises, settlements or agreements to settle any Action which would not require Parent’s consent pursuant to Section 5.01(a)(xiii);
(xiii)commence any Action (other than any Action against Parent and Merger Sub with respect to the enforcement of this Agreement), or compromise, settle or agree to settle any Action made or Pending by, or against, the Company or any of its Subsidiaries, other than the commencement or settlement of Actions in the Ordinary Course of Business that are unrelated to Intellectual Property Rights and involve only the payment by or to the Company or any of its Subsidiaries of money damages (net of insurance proceeds received) in an amount of no more than $500,000 individually or $2,000,000 in the aggregate; provided that the foregoing shall not permit the Company or any of its Subsidiaries to settle any Action (x) that would impose any restrictions or changes (other than de minimis restrictions or changes) to the business or operations of, or result in the imposition of equitable relief on, or require any admission of wrongdoing by, the Company or any of its Subsidiaries, or (y) for which such settlement is not permitted pursuant to Section 6.03;
(xiv)(A) other than Contracts for the provision or sale of Company Products to customers in the Ordinary Course of Business (“Customer Contracts”) and Contracts (including inbound licenses of software) with suppliers or vendors entered into in the Ordinary Course of Business to support the Company’s obligations under its existing or anticipated Customer Contracts (“Customer Supply Contracts”), enter into, terminate (except a termination of any Material Contract by its terms due solely to the passage of time), cancel, amend in any material respect or modify in any material respect any Contract that if in effect on the date hereof would have been a Material Contract; provided that under no circumstances shall the Company or any of its Subsidiaries enter into any Contract, including any Customer Contract or Customer Supply Contract, that, if entered into prior to the date hereof, would have been a Material Contract pursuant to subsection (v), (vi), (viii) (other than in the Ordinary Course of Business), (ix), (xi) or (xvi) of Section 3.11(a); (B) expressly waive any material term of or any material default under, or release, settle or compromise any material claim against the Company or any of its Subsidiaries or any material liability or material obligation owing to the Company or any of its Subsidiaries under, any Material Contract (except, in each case, as permitted pursuant to Section 5.01(a)(xiii); (C) enter into any Contract which contains a change of control or similar provision that would require a payment to the other party or parties thereto in connection with the Merger or the other transactions contemplated herein (including in combination with any other event or circumstance); or (D) amend or modify the Financial Advisor Agreement;

(xv)change its fiscal year or change any of its financial accounting methods, principles or practices, except insofar as may have been required by a change in GAAP or applicable Law, or (other than as required by GAAP for any assets that are required to be marked-to-market on a periodic basis) revalue any of its material assets;
(xvi)(A) change any material method of Tax accounting or make (other than on an originally filed Tax Return consistent with past practices (except as otherwise required by a change in applicable Tax Law)), change or revoke any material Tax election, (B) file any material amended Tax Return or claim for a material Tax refund, (C) settle or compromise any material Tax liability or refund, (D) extend the statutory period of limitations with respect to the assessment or collection of any material Tax (other than any extension pursuant to an extension to file any Tax Return obtained in the Ordinary Course of Business) (E) change any tax period, (F) prepare or file any material Tax Return other than on a basis consistent with past practice (except as otherwise required by a change in applicable Tax Law), or (G) enter into any “closing agreement” within the meaning of Section 7121 of the Code (or any similar provision of state, local or foreign law) or any Tax allocation, indemnification or sharing agreement (excluding any commercial agreements entered into in the Ordinary Course of Business and not primarily relating to Taxes) or request any Tax ruling or Tax holiday;
(xvii)fail to keep in force insurance policies or replacement or revised provisions regarding insurance coverage with respect to the material assets, operations and activities of the Company and its Subsidiaries as currently in effect;
(xviii)enter into any new line of business (other than any line of business that is reasonably related to and a reasonably foreseeable extension of any line of business existing as of the date of this Agreement) or terminate any line of business existing as of the date hereof;
(xix)enter into any new lease of real property, or amend in any material respect the terms of any existing lease of real property, other than renewals of existing leases in the Ordinary Course of Business;
(xx)except as required by the terms of any Company Benefit Plan as in effect on the date of this Agreement, (A) increase the compensation or benefits payable or to become payable to any of its directors, officers, employees or individual independent contractors, (B) grant to any of its directors, officers, employees or individual independent contractors any increase in severance or termination pay, (C) pay or award, or commit to pay or award, any bonuses or incentive compensation, (D) enter into any employment, consulting, severance, retention or termination agreement (including, for the avoidance of doubt, offer letters) with any of its directors, officers, employees or individual independent contractors, other than offer letters with new hires that do not provide any severance or termination pay and are in the Ordinary Course of Business (other than severance or termination obligations mandated by applicable local Law), (E) establish, adopt, enter into, amend or terminate any Labor Agreement or Company Benefit Plan, (F) take any action to accelerate any payment or benefit, or the funding of any payment or benefit, payable or to become payable to any of its directors, officers, employees or individual independent contractors, (G) terminate the employment of any employee or individual independent contractor having total annual base salary in excess of $200,000 other than for cause or (H) hire any employee or individual independent contractor having annual base salary in excess of $200,000; or
(xxi)authorize any of, or commit or agree to take any of, the foregoing actions.
If the Company or any of its Subsidiaries desires to take an action that would be prohibited pursuant to this Section 5.01(a) without the prior written consent of Parent, the Company may seek such written consent by sending an email to both of the two (2) Representatives of Parent designated by Parent and listed on Section 5.01(a) of the Company Disclosure Letter with an email copy to Wachtell, Lipton, Rosen & Katz at the addresses set forth in Section 10.03 (for the avoidance of doubt, this paragraph will apply in lieu of Section 10.03 with respect to any consents sought by the Company pursuant to this Section 5.01(a)).
(b)Conduct of Business by Merger Sub. Until the earlier of the Effective Time and the valid termination of this Agreement pursuant to Section 8.01, except as otherwise expressly contemplated pursuant to this Agreement or as required by applicable Law, Merger Sub shall not engage in any activity of any nature except for activities related to or in furtherance of the Merger and the other transactions contemplated by this Agreement.
(c)Notice of Changes. Until the earlier of the Effective Time and the valid termination of this Agreement pursuant to Section 8.01, each of the Company and Parent shall promptly notify the other of: (i) any written notice or other written communication received by such Party from any person alleging that the consent of such person is or may be required in connection with the Merger if the failure to obtain such consent would delay, impair or otherwise impact in any adverse respect the consummation of the Merger; and (ii) any Actions commenced or, to its Knowledge, threatened against, the Company or any of its Subsidiaries, or Parent or any of its Subsidiaries, as the case may be, that purport to delay, impair or otherwise impact in any adverse respect the consummation of the Merger, or that make allegations that, if true, would have, individually or in the aggregate, a Material Adverse Effect. Until the earlier of the Effective Time and the valid termination of this Agreement pursuant to Section 8.01, the Company shall promptly notify Parent of (A) any inaccuracy of any representation or warranty of the Company contained herein at any time during the term hereof or (B) any failure of the Company to comply with or satisfy any covenant or agreement to be complied with or satisfied by it hereunder, in each case, if and only to the extent that such inaccuracy or failure to comply would, if still existing at the Closing, cause any of the conditions to the obligations of Parent and Merger Sub to consummate the Merger to not be satisfied at the Closing, respectively. For the avoidance of doubt, the delivery of any notice pursuant to this Section 5.01(c) shall not limit or otherwise affect the remedies available hereunder to the Party receiving such notice and shall not cure any inaccuracy or breach of any representation, warranty, covenant or agreement (including for purposes of testing the conditions to the obligations of Parent and Merger Sub to consummate the Merger).
Section 5.02.    Non-Solicitation; Change of Recommendation.
(a)No Solicitation. Until the earlier of the Effective Time and the valid termination of this Agreement pursuant to Section 8.01, the Company shall not, and shall cause its Subsidiaries and the officers and directors of the Company and its Subsidiaries not to, and shall use reasonable best efforts to cause its and their respective other Representatives not to, directly or indirectly, (i) solicit, initiate, endorse, knowingly facilitate or knowingly encourage the submission or announcement of any inquiries, proposals or offers that constitute or would reasonably be expected to lead to any Takeover Proposal, (ii) provide any nonpublic information concerning the Company or any of its Subsidiaries to any person or group in connection with any Takeover Proposal or any inquiry, proposal or offer that would reasonably be expected to lead to any Takeover Proposal, or engage in any discussions or negotiations with respect to any Takeover Proposal (other than solely to inform any relevant third party of the restrictions in this Section 5.02), (iii) approve, support, adopt, endorse or recommend any Takeover Proposal, (iv) take any action to make the provisions of any Takeover Law inapplicable to any person other than Parent and its Affiliates or to any transactions constituting or contemplated by a Takeover Proposal, (v) otherwise cooperate with or assist or participate in, or knowingly facilitate, any such inquiries, proposals, offers, discussions or negotiations, or (vi) resolve or agree to do any of the foregoing. Subject to Section 5.02(b), the Company shall, and shall cause its Subsidiaries and its and their respective officers and directors to, and shall use reasonable best efforts to cause its and their respective other Representatives to, immediately cease and cause to be terminated any solicitation, encouragement, discussion or negotiation with any person or groups that may be ongoing with respect to any Takeover Proposal or potential Takeover Proposal. The Company shall promptly after the date hereof instruct each person (if any) that has heretofore executed a confidentiality agreement (other than the Confidentiality Agreement and confidential agreements that have expired pursuant to their terms) relating to a Takeover Proposal or potential Takeover Proposal with or for the benefit of the Company promptly to return to the Company or destroy all information, documents, and materials relating to the Takeover Proposal or to the Company or its businesses, operations or affairs heretofore furnished by the Company, any of its Subsidiaries or any of their respective Representatives to such person or any of its Representatives in accordance with the terms of such confidentiality agreement, and shall enforce (including by seeking an injunction) the contractual rights of the Company or any of its Subsidiaries under any such agreement with respect thereto, and shall enforce, and not waive, terminate or modify without Parent’s prior written consent, any standstill or similar provision in any confidentiality, standstill or other agreement with such person; provided that the Company may waive any standstill or similar provisions to the extent necessary to permit a person to make, on a confidential basis to the Company Board, a Takeover Proposal, conditioned upon such person agreeing to disclosure of such Takeover Proposal to Parent and Merger Sub, in each case as contemplated by this Section 5.02 (provided, further that the Company may only take such action if the Company Board determines in good faith (after consultation with its outside legal counsel) that the failure of the Company Board to take such action would reasonably be expected to be inconsistent with the Company Board’s fiduciary duties under applicable Law). The Company shall not, and shall not permit any of its Subsidiaries or its or their respective Representatives to, enter into any confidentiality agreement subsequent to the date hereof which prohibits the Company from providing to Parent the information required to be provided to Parent pursuant to this Section 5.02.
The term “Takeover Proposal” means any inquiry, proposal or offer from any person or group providing for (a) any direct or indirect acquisition or purchase, in a single transaction or a series of related transactions, of (1) assets representing 20% or more of the aggregate fair market value of the consolidated assets (including Intellectual Property Rights) of the Company and its Subsidiaries, taken as a whole (but excluding, for the avoidance of doubt, any license of Intellectual Property Rights entered into in the Ordinary Course of Business), or (2) shares of Company Common Stock or any other Company Securities or Company Subsidiary Securities, which together with any other shares of Company Common Stock or other Company Securities or Company Subsidiary Securities beneficially owned by such person or group, would represent 20% or more of the outstanding shares of Company Common Stock or other Company Securities or Company Subsidiary Securities, (b) any tender offer or exchange offer that, if consummated, would result in any person or group owning, directly or indirectly, 20% or more of the outstanding shares of Company Common Stock or other Company Securities or Company Subsidiary Securities, (c) any merger, consolidation, business combination, share exchange or similar transaction involving the Company or any of its Subsidiaries pursuant to which any person or group (or the shareholders of any person) would own, directly or indirectly, 20% or more of the aggregate voting power of the Company or of the surviving entity in a merger or the resulting direct or indirect parent of the Company or such surviving entity or 20% or more of the aggregate fair market value of the consolidated assets (including Intellectual Property Rights) of the Company and its Subsidiaries, taken as a whole, or (d) any reorganization, recapitalization, extraordinary dividend, liquidation, dissolution or any other similar transaction involving the Company or any of its Subsidiaries whose business represents 20% or more of the consolidated net revenues, net income or assets of the Company and its Subsidiaries, taken as a whole, for the twelve (12)-month period ending on December 31, 2018, other than, in each case, the transactions contemplated by this Agreement or any proposal or offer by Parent or any of its Subsidiaries.
Wherever the term “group” is used in this Section 5.02, it is used as defined in Rule 13d-3 under the Exchange Act.
The term “Superior Proposal” means any bona fide, written Takeover Proposal received after the date hereof that was not solicited or negotiated in material breach of Section 5.02(a) and that if consummated would result in a person or group owning, directly or indirectly, (a) more than 80% of the outstanding shares of Company Common Stock or (b) more than 80% of the aggregate fair market value of the consolidated assets of the Company and its Subsidiaries, taken as a whole, in each case, which the Company Board determines in good faith (after consultation with its financial advisor and outside legal counsel) to be more favorable to the stockholders of the Company from a financial point of view than the Merger, in each case, taking into account all the terms and conditions of such proposal and this Agreement (including after giving effect to any changes to the terms of this Agreement proposed by Parent in writing pursuant to Section 5.02(e)) that the Company Board determines to be relevant and which the Company Board determines to be reasonably capable of being completed in accordance with its terms (including, in the case of a cash transaction (in whole or in part), the Company Board determining that financing is then fully committed or reasonably determined to be available), taking into account all financial, legal, regulatory and other aspects of such Takeover Proposal that the Company Board determines to be relevant.
(b)Response to Takeover Proposals. Notwithstanding anything to the contrary contained in Section 5.02(a) or any other provision of this Agreement, if at any time prior to obtaining the Requisite Company Vote, (i) the Company has received a bona fide written Takeover Proposal from a third party that did not result from a material breach of this Section 5.02, and (ii) the Company Board determines in good faith, after consultation with its financial advisor and outside legal counsel, that such Takeover Proposal constitutes or could reasonably be expected to result in a Superior Proposal and that the failure to take such action described in clause (A) or (B) of this Section 5.02(b) would reasonably be expected to be inconsistent with the Company Board’s fiduciary duties under applicable Law, then the Company may (A) furnish information with respect to the Company and its Subsidiaries to the person making such Takeover Proposal pursuant to an Acceptable Confidentiality Agreement (provided that the Company shall substantially concurrently provide to Parent any nonpublic information concerning the Company or its Subsidiaries that is provided to any person and which was not previously provided to Parent), and/or (B) engage in discussions or negotiations with the person making such Takeover Proposal regarding such Takeover Proposal; provided that prior to or concurrently with the Company taking any action described in clause (A) or (B) of this Section 5.02(b), the Company shall provide written notice to Parent of such determination of the Company Board as provided for in this Section 5.02(b).
(c)Notice to Parent of Takeover Proposals. The Company shall promptly (and, in any event, within twenty-four (24) hours) notify Parent orally and in writing in the event that the Company, any of its Subsidiaries or any of their respective Representatives receives any Takeover Proposal, or any initial request for nonpublic information concerning the Company or any of its Subsidiaries related to, or from any person or group in connection with, any Takeover Proposal or any inquiry, proposal or offer that would reasonably be expected to lead to any Takeover Proposal, or any initial request for discussions or negotiations related to any Takeover Proposal (and any material changes related to any of the foregoing), and in connection with such notice, provide the identity of the person or group making such Takeover Proposal or request and the material terms and conditions thereof (including, if available, copies of any written requests, proposals or offers, including proposed agreements, and written summaries of the material terms of any oral requests, proposals or offers) and the nature of such request, and thereafter the Company shall keep Parent reasonably informed on a reasonably timely basis of any material developments with respect to the discussions with respect thereto (to the extent such discussions are permitted pursuant to Section 5.02(b)), including any material changes to the terms thereof. Without limiting any of the foregoing, the Company shall promptly (and in any event within twenty-four (24) hours) notify Parent in writing if it determines to begin providing information or to begin engaging in discussions or negotiations concerning a Takeover Proposal pursuant to Section 5.02(b) and shall in no event begin providing such information or begin engaging in such discussions or negotiations prior to providing such notice. The Company shall provide Parent with at least twenty-four (24) hours’ prior notice (or such shorter notice as may be provided to the Company Board) of each meeting of the Company Board at which the Company Board is reasonably expected to consider any Takeover Proposal.
(d)Prohibited Activities. Neither the Company Board nor any committee thereof shall (i) withdraw or rescind (or modify or qualify in a manner adverse to Parent or Merger Sub), or publicly propose to withdraw or rescind (or modify or qualify in a manner adverse to Parent or Merger Sub), the Recommendation, (ii) adopt, approve, declare the advisability of or recommend, or publicly propose to adopt, approve, declare the advisability of or recommend, any Takeover Proposal, (iii) approve or authorize, or cause or permit the Company or any of its Subsidiaries to execute or enter into, any confidentiality agreement, exclusivity agreement, license agreement, letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement or other similar Contract related to any Takeover Proposal, other than any Acceptable Confidentiality Agreement referred to in Section 5.02(b) (an “Acquisition Agreement”), (iv) following the date any Takeover Proposal or any material modification thereto is first made public or sent or given to the stockholders of the Company, fail to publicly recommend against any such Takeover Proposal within five (5) business days after Parent’s written request (which request may only be made once with respect to any such Takeover Proposal and each material modification thereto) that the Company do so (or subsequently withdraw, change, amend, modify or qualify (or publicly propose to do so), in a manner adverse to Parent, such recommendation against such Takeover Proposal) or fail to issue a press release that expressly reaffirms the Recommendation within such five (5) Business Day period, (v) fail to include the Recommendation in the Proxy Statement or any amendment thereof when disseminated to the Company’s stockholders or (vi) publicly propose or publicly announce an intention to take any of the foregoing actions (any action described in this Section 5.02(d) being referred to as an “Adverse Recommendation Change”).
(e)Change of Recommendation. Notwithstanding Section 5.02(d), at any time prior to obtaining the Requisite Company Vote, the Company Board may, subject to compliance in all material respects with the other provisions of this Section 5.02, (x) terminate this Agreement pursuant to Section 8.01(f) in order to enter into an Acquisition Agreement providing for a Superior Proposal, or (y) effect an Adverse Recommendation Change (only of the type contemplated by Section 5.02(d)(i), Section 5.02(d)(v) or Section 5.02(d)(vi) (to the extent related to Section 5.02(d)(i) or Section 5.02(d)(v))) in response to an Intervening Event; provided that (1) the Company Board determines in good faith (after consultation with its outside legal counsel) that the failure to take such action would reasonably expected to be inconsistent with its fiduciary duties under applicable Law, (2) in the case of Section 5.02(e)(x), the Company Board determines in good faith (after consultation with its outside legal counsel and financial advisors) that the applicable Takeover Proposal constitutes a Superior Proposal and the Company terminates this Agreement pursuant to Section 8.01(f), (3) the Company has provided prior written notice to Parent and Merger Sub, at least four (4) Business Days in advance, that it will take the applicable action referred to in Section 5.02(e)(x) or Section 5.02(e)(y) and specifying in reasonable detail the reasons therefor (a “Notice of Intended Recommendation Change”) (which notice shall not itself constitute an Adverse Recommendation Change), and (4) the Company has complied in all material respects with the following additional covenants:
(i)if such action is being taken pursuant to Section 5.02(e)(x), and if requested by Parent, after providing any such Notice of Intended Recommendation Change, the Company shall, shall cause its directors and officers to and shall instruct and use its reasonable best efforts to cause its other Representatives to, negotiate with Parent and Merger Sub in good faith during any such four (4) Business Day period (it being understood and agreed that any material amendment to the terms of any such Superior Proposal (and in any event including any amendment to any price term thereof) shall require a new Notice of Intended Recommendation Change and compliance with the other requirements of this Section 5.02(e) anew except that references herein to a four (4) Business Day period shall be deemed to be references to a two (2) Business Day period) regarding any written proposal by Parent to amend the terms and conditions of this Agreement and the other agreements contemplated hereby and at the end of such four (4) Business Day period (or two (2) Business Day period in the case of a material amendment) the Company Board again makes the determinations described in clauses (1) and (2) of this Section 5.02(e) with respect to such Superior Proposal; and
(ii)if such Adverse Recommendation Change is being made pursuant to Section 5.02(e)(y):
(1)such Adverse Recommendation Change is being made as a result of an event, fact, development or occurrence that materially affects the business, assets or operations of the Company and that was not known or reasonably foreseeable by the Company Board as of the date hereof and becomes known to the Company Board after the date hereof (each, an “Intervening Event”); provided that in no event shall any of the following constitute or be deemed to be an Intervening Event: (I) any event, fact, development or circumstance resulting from any breach of this Agreement by the Company, (II) the receipt, existence or terms of any Takeover Proposal or any matter relating thereto or any consequences thereof, (III) any action taken by any party pursuant to and in compliance with the covenants and agreements set forth in this Agreement, and any consequences of such action, (IV) general changes in the industry in which the Company operates (unless such changes disproportionately affect the Company as compared with other participants in the industry in which the Company operates, and then only to the extent of such disproportionate effect), (V) the fact, in and of itself, that the Company exceeds any internal or published projections or (VI) changes, in and of themselves, in the price of the Company Common Stock; and
(2)during any such four (4) Business Day period, if requested by Parent, the Company shall have engaged in good faith negotiations with Parent regarding any written proposal by Parent to amend the terms and conditions of this Agreement and the other agreements contemplated hereby and at the end of such four (4) Business Day period the Company Board again makes the determinations described in clause (1) of this Section 5.02(e) with respect to such Intervening Event.
(f)Communications with Stockholders. Nothing contained in this Section 5.02 shall prohibit the Company from taking and disclosing to its stockholders a position contemplated by Rule 14e-2(a) or Rule 14d-9 promulgated under the Exchange Act, so long as any action taken or statement made to so comply is consistent with this Section 5.02. In addition, nothing in this Agreement will prohibit the Company or the Company Board from making the following communications, and no such statements will be deemed, in and of themselves, to constitute an Adverse Recommendation

Change: (i) a “stop, look and listen” communication of the type contemplated by Rule 14d-9(f) under the Exchange Act, (ii) an express rejection of any applicable Takeover Proposal, (iii) an express reaffirmation of the Recommendation or (iv) a factually accurate public statement that describes the Company’s receipt and review of a Takeover Proposal, the terms thereof and the identity of the person making such Takeover Proposal, and the operation of this Agreement with respect thereto, provided that such public statement contains an express reaffirmation of the Recommendation. Nothing in this Agreement will prohibit the Company or the Company Board from making any other statement to the stockholders of the Company (including regarding the business, financial condition or results of operations of the Company and its Subsidiaries) that the Company Board, after consultation with its outside legal counsel, has determined in good faith is required by applicable Law; provided that nothing in this sentence shall permit the Company Board to make any Adverse Recommendation Change except to the extent expressly permitted by, and in accordance with, Section 5.02(e).
Article VI
ADDITIONAL AGREEMENTS
Section 6.01.    Proxy Statement; Company Stockholders’ Meeting.
(a)As promptly as reasonably practicable, and no later than 20 Business Days following the date of this Agreement, the Company shall prepare, in consultation with Parent, and file with the SEC the preliminary Proxy Statement. Subject to Section 5.02(e), the Company and the Company Board shall include the Recommendation in the proxy statement to be filed with the SEC in connection with seeking the Requisite Company Vote (including the letter to stockholders, notice of meeting and form of proxy, the “Proxy Statement”). Each of the Company and Parent shall furnish all information concerning itself and its Affiliates that is required to be included in the Proxy Statement or that is customarily included in proxy statements prepared in connection with transactions of the type contemplated by this Agreement, and each of the Company and Parent covenants that none of the information supplied or to be supplied by it for inclusion or incorporation by reference in the Proxy Statement (or any amendment or supplement thereto) will, on the date the Proxy Statement is first mailed to the Company’s stockholders or at the time the Proxy Statement (or any amendment or supplement thereto) is filed with the SEC or on the date of the Company Stockholders’ Meeting, contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, at the time and in light of the circumstances under which they were made, not false or misleading. The Company shall use its reasonable best efforts to respond as promptly as practicable to any comments (written or oral) of the SEC with respect to the Proxy Statement. The Company shall promptly notify Parent upon the receipt of any comments (written or oral) from the SEC or its staff or any request from the SEC or its staff for amendments or supplements to the Proxy Statement. The Company shall give Parent and its counsel a reasonable opportunity to review and comment on the Proxy Statement, including all amendments and supplements thereto, prior to filing such documents with the SEC or disseminating them to the Company’s stockholders and a reasonable opportunity to review and comment on all responses to requests for additional information, and shall consider any comments proposed by Parent in good faith. The Company will cause the definitive Proxy Statement to be mailed to the Company’s stockholders as promptly as practicable, and in no event more than five (5) Business Days, after the later of (i) the expiration of the ten (10)-day waiting period provided in Rule 14a-6(a) promulgated under the Exchange Act or (ii) the date on which the Company learns the SEC staff has no further comments on the Proxy Statement. If, at any time prior to the Company Stockholders’ Meeting, any information relating to the Company, Parent or any of their respective Affiliates, officers or directors should be discovered by the Company or Parent that should be set forth in an amendment or supplement to the Proxy Statement, so that the Proxy Statement shall not contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, at the time and in light of the circumstances under which they were made, not false or misleading, the Party that discovers such information shall promptly notify the other Parties and correct such information, and the Company shall file an appropriate amendment or supplement describing such information with the SEC.
(b)Unless this Agreement is terminated in accordance with its terms, and notwithstanding any Adverse Recommendation Change, the Company shall, as promptly as practicable, and in no event more than forty-five (45) days after the expiration of the 10-day waiting period provided in Rule 14a-6(a) promulgated under the Exchange Act or the date on which the Company learns the SEC has no further comments on the Proxy Statement, duly call, give notice of, convene and hold a meeting of its stockholders for the purpose of obtaining the Requisite Company Vote (the “Company Stockholders’ Meeting”) with a record date and meeting date to be selected after reasonable consultation with Parent, and, subject to an Adverse Recommendation Change in accordance with Section 5.02(e), the Company shall use its reasonable best efforts to obtain the Requisite Company Vote. Within three (3) Business Days after the date of this Agreement (and thereafter, upon the reasonable request of Parent), the Company shall conduct a “broker search” in accordance with Rule 14a-13 of the Exchange Act for a record date for the Company Stockholders’ Meeting that is twenty (20) Business Days after the date of such “broker search.” Notwithstanding anything to the contrary contained herein, the Company shall not postpone or adjourn the Company Stockholders’ Meeting without the prior written consent of Parent; provided that if at any time following the dissemination of the Proxy Statement, Parent reasonably determines in good faith that the Requisite Company Vote is unlikely to be obtained at the Company Stockholders’ Meeting, including due to an absence of quorum, then Parent shall have the right to require an adjournment or postponement of the Company Stockholders’ Meeting for the purpose of soliciting additional votes in favor of this Agreement; provided, further, that no such single adjournment or postponement shall delay the Company Stockholders’ Meeting by more than seven (7) days from the prior-scheduled date or to a date on or after the fifth (5th) business day preceding the Outside Date. Notwithstanding the foregoing, the Company may postpone or adjourn the Company Stockholders’ Meeting if (i) there are holders of an insufficient number of shares present or represented by proxy at the Company Stockholders’ Meeting to constitute a quorum, (ii) the Company determines in good faith that it must solicit additional votes in favor of this Agreement to obtain the Requisite Company Vote or (iii) the Company is required to postpone or adjourn the Company Stockholders’ Meeting by applicable Law (as determined by the Company in good faith after consultation with Parent) or a request from the SEC or its staff; provided that no such adjournment or postponement shall delay the Company Stockholders’ Meeting by more than seven (7) days from the prior-scheduled date (after giving effect to any prior adjournment or postponement) or to a date on or after the fifth (5th) business day preceding the Outside Date. Notwithstanding any Adverse Recommendation Change, unless this Agreement has been validly terminated pursuant to Section 8.01, the Company shall submit this Agreement to the stockholders of the Company for approval at the Company Stockholders’ Meeting and shall not submit any Takeover Proposal for approval by the stockholders of the Company.
Section 6.02.    Access to Information; Confidentiality. Until the earlier of the Effective Time and the valid termination of this Agreement pursuant to Section 8.01, the Company shall and shall cause each of its Subsidiaries to afford to Parent, its Subsidiaries and their respective Representatives, reasonable access during normal business hours, upon reasonable prior notice to the Company, to all of the Company’s and its Subsidiaries’ properties, books and records (but excluding any confidential information contained in personnel files to the extent the disclosure of such information is prohibited by Privacy Laws and any documents, records or information that relate to the negotiation and execution of this Agreement, the process that led to the negotiation and execution of this Agreement or, subject to the disclosure requirements set forth in Section 5.02, to any Takeover Proposal) and to those employees of the Company to whom Parent reasonably requests access, and, during such period, and subject to the limitations described in parentheses above in this Section 6.02, the Company shall furnish to Parent, its Subsidiaries and their respective Representatives, as promptly as reasonably practicable, (a) all information concerning its and its Subsidiaries’ business, properties and personnel as Parent may reasonably request and (b) a copy of each report, schedule, registration statement and other document filed or received by it during such period pursuant to the requirements of federal or state securities laws. Notwithstanding the foregoing, neither the Company nor any of its Subsidiaries shall be required to provide access to or disclose information where such access or disclosure would (i) reasonably be expected to jeopardize the attorney-client privilege of the Company or any of its Subsidiaries or violate any confidentiality obligations to a third party (in which case the Company will give notice to Parent of the fact that it is withholding such information or documents and the Parties will use their reasonable best efforts to institute appropriate substitute disclosure arrangements, to the extent practical in the circumstances), or (ii) contravene any applicable Law. Parent and the Company shall comply with, and shall cause their respective Representatives (as applicable) to comply with, all of their respective obligations provided in the Confidentiality Agreement with respect to information obtained pursuant to this Section 6.02.
Section 6.03.    Reasonable Best Efforts; Approvals; Transaction Litigation.
(a)Upon the terms and subject to the conditions set forth herein, each of the Parties agrees to use its reasonable best efforts to: (i) take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other Parties in doing, all things necessary, proper or advisable to consummate, as promptly as reasonably practicable, the Merger and the other transactions contemplated by this Agreement, including using reasonable best efforts to cause the conditions to the Closing to be satisfied, in each case, as promptly as reasonably practicable; (ii) obtain all necessary Governmental Authorizations of or by any Governmental Authority and make all necessary registrations, declarations and filings with, and notices to, such Governmental Authorities (including pursuant to the HSR Act) and take all reasonable steps as may be necessary to avoid an Action by, any Governmental Authority with respect to the transactions contemplated hereby; (iii) execute and deliver any additional instruments reasonably necessary to consummate the transactions contemplated hereby; and (iv) vigorously defend or contest any Action brought by any private party that would otherwise prevent or materially impede, interfere with, hinder or delay the consummation of the Merger and the other transactions contemplated by this Agreement or any Transaction Litigation. “Transaction Litigation” means any Action commenced or threatened against any Party or any of its Affiliates by any private party relating to, arising out of or involving this Agreement (including any stockholder litigation, regardless of whether the claims therein are brought directly by stockholders or on behalf of the Company or otherwise), the Merger or any of the other transactions contemplated hereby or that would otherwise prevent or materially impede, interfere with, hinder or delay the consummation of the Merger and the other transactions contemplated by this Agreement. For the avoidance of doubt, Transaction Litigation shall not include any Action brought or threatened by any Governmental Authority.

(b)In furtherance and not in limitation of the foregoing, each Party agrees to (i) make an appropriate filing of a Notification and Report Form pursuant to the HSR Act with respect to the transactions contemplated hereby reasonably promptly after the date hereof, (ii) make appropriate filings pursuant to the Foreign Merger Control Laws of Austria, Germany, Japan, South Korea and, in the event that the U.K. Competition and Markets Authority requests a Merger Notice to be submitted, the United Kingdom (collectively, “Specified Foreign Merger Control Laws”), formally or in draft form (where pre-filing consultation is required), reasonably promptly after the date hereof, (iii) supply as promptly as reasonably practicable any additional information and documentary material that may be requested pursuant to the HSR Act or any Specified Foreign Merger Control Laws, and (iv) use its reasonable best efforts to take or cause to be taken all other actions necessary, proper or advisable consistent with this Section 6.03 to cause the expiration or termination of the applicable waiting periods, or receipt of required Governmental Authorizations, as applicable, under the HSR Act and the Specified Foreign Merger Control Laws as soon as practicable. Without limiting the foregoing, the Parties shall request early termination of the waiting period under the HSR Act. No Party shall consent to any voluntary extension of any statutory deadline or withdraw its notification and report form pursuant to the HSR Act or any other filing made pursuant to any Specified Foreign Merger Control Law or other regulatory Law unless each of the other Parties has given its prior written consent to such extension or withdrawal.
(c)Notwithstanding anything to the contrary contained herein, the Parties hereby agree and acknowledge that neither this Section 6.03 nor the “reasonable best efforts” standard shall require, or be construed to require Parent or the Company or any of their respective Subsidiaries or other Affiliates, in order to obtain any required approval from any Governmental Authority or any third party, to: (i) (A) sell, lease, license, transfer, dispose of, divest or otherwise encumber, or hold separate pending any such action, or (B) propose, negotiate or offer to effect, or consent or commit to, any such sale, leasing, licensing, transfer, disposal, divestiture or other encumberment, or holding separate, before or after the Effective Time, of any assets, licenses, operations, rights, product lines, businesses or interest therein of Parent, the Company or the Surviving Corporation (or any of their respective Subsidiaries or other Affiliates), or (ii) take or agree to take any other action or agree or consent to any limitations or restrictions on freedom of actions with respect to, or its ability to retain, or make changes in, any such assets, licenses, operations, rights, product lines, businesses or interest therein of Parent, the Company or the Surviving Corporation (or any of their respective Subsidiaries or other Affiliates) if taking any such action described in clause (i) or (ii) would reasonably be expected to have, either individually or in the aggregate, a material adverse effect on Parent and its Subsidiaries or the Company and its Subsidiaries. For the purposes of this Section 6.03(c), a material adverse effect shall be measured relative to the size of the Company and its Subsidiaries, taken as a whole, regardless of whether such actions are imposed on, or affect Parent, the Company or any of their respective Subsidiaries.
(d)Subject to applicable Laws and the instructions of any Governmental Authority, the Company and Parent each shall keep the other Party apprised of the status of matters relating to the completion of the transactions contemplated hereby, including promptly furnishing the other with copies of notices or other communications received by Parent or any of its Representatives, or the Company or any of its Representatives, as the case may be, from any third party and/or any Governmental Authority with respect to the Merger and the other transactions contemplated hereby. Each of the Company and Parent will furnish to the other Party such necessary information and reasonable assistance as the other Party may request in connection with the preparation of any required governmental filings or submissions and will cooperate in responding to any inquiry from a Governmental Authority, including promptly informing the other Party of such inquiry, consulting in advance before making any substantive presentations or submissions to a Governmental Authority, giving the other Party the opportunity to review in advance any proposed substantive submissions to a Governmental Authority and considering in good faith any comments provided by the other Party on such submission, and supplying each other with copies of all correspondence, filings or communications between any Party, on the one hand, and any Governmental Authority, on the other hand, with respect to the transactions contemplated hereby; provided, however, that each Party shall be entitled to redact any information relating to valuation. Each of the Company and Parent will give the other Party a reasonable opportunity to attend any meetings, or to participate in any material communications with, a Governmental Authority to the extent permitted by such Governmental Authority. For the avoidance of doubt, the provisions of Section 6.01(a), and not this Section 6.03(d), shall govern the matters referred to in Section 6.01(a).
(e)Each of Parent and the Company shall keep each other reasonably informed regarding any Transaction Litigation, but only to the extent that doing so would not, in the reasonable judgment of such Party, jeopardize any legal privilege of such Party with respect thereto, it being agreed that each Party will reasonably cooperate with the other Parties to permit such inspection of or to disclose such information in a manner that does not compromise or waive such privilege with respect thereto. The Company shall promptly advise Parent orally and in writing and the Company shall cooperate fully with Parent (and shall use reasonable best efforts to cause its Representatives to cooperate fully with Parent) in connection with, and shall consult with and permit Parent and its Representatives to participate in, the defense, negotiations or settlement of any Transaction Litigation and the Company shall give due consideration to Parent’s advice with respect to such Transaction Litigation. The Company shall not, and shall not permit any of its Subsidiaries nor any of its or their

Representatives to, compromise, settle, come to a settlement arrangement regarding any Transaction Litigation or consent thereto unless in each case Parent shall consent thereto in advance in writing.
(f)Prior to the Closing Date, the Company shall cooperate with Parent and use reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable Laws and rules and policies of NASDAQ to cause the delisting of the Company and of Company Common Stock from NASDAQ as promptly as practicable after the Effective Time and the deregistration of Company Common Stock under the Exchange Act as promptly as practicable after such delisting.
(g)The Company shall and shall cause its Subsidiaries to use commercially reasonable efforts to obtain prior to the Effective Time all required consents, approvals or waivers from any third party in connection with the Merger, including as required under any Material Contracts, and participate in any related discussions or negotiations with Parent upon Parent’s reasonable request; provided that neither the Company nor any of its Subsidiaries shall be required to incur any out-of-pocket costs or expenses in connection therewith, unless Parent agrees to pay or promptly reimburse the Company or its applicable Subsidiary therefor if this Agreement shall be terminated in accordance with its terms.
Section 6.04.    State Takeover Laws. If any Takeover Law becomes or is deemed or purports to be applicable to the Company, Parent or Merger Sub or this Agreement, the Merger or any other transaction contemplated hereby, then the Company and the Company Board, as applicable, shall take all action necessary to ensure that the Merger and the other transactions contemplated hereby may be consummated as promptly as practicable on the terms contemplated herein and otherwise act to eliminate the effects of such Takeover Law on this Agreement, the Merger and the other transactions contemplated hereby. No Adverse Recommendation Change shall change the approval of the Company Board for purposes of causing any Takeover Law to be inapplicable to the transactions contemplated by this Agreement.
Section 6.05.    Employee Matters.
(a)For a period of one (1) year following the Effective Time, Parent shall provide, or shall cause to be provided, to each employee of the Company or any of its Subsidiaries as of immediately prior to the Effective Time (each, a “Company Employee”), for so long as such Company Employee remains employed by Parent or any of its Subsidiaries during such period, (i) base salary (for the avoidance of doubt, excluding any supplemental pay) that is at least equal to that provided to such Company Employee immediately prior to the Effective Time, (ii) cash incentive compensation opportunities (including with respect to individual target bonus levels) that are no less favorable than those provided to similarly situated employees of Parent and its Subsidiaries (other than the Company and its Subsidiaries); (iii) other employee benefits that are no less favorable in the aggregate than those provided to similarly situated employees of Parent and its Subsidiaries (other than the Company and its Subsidiaries) and (iv) subject to Section 6.05(e), upon a termination without cause of a Company Employee, severance benefits that are no less favorable than those provided to similarly situated employees of Parent and its Subsidiaries (other than the Company and its Subsidiaries).
(b)Each Company Employee shall be given credit for all service with the Company and its Subsidiaries and their respective predecessors, if applicable, for purposes of eligibility for vacation and service recognition awards under the employee benefit plans of Parent, the Surviving Corporation, or any of their Subsidiaries in which such Company Employee becomes a participant, and eligibility under the Family and Medical Leave Act; provided that foregoing service credit shall not apply to the extent that its application would result in a duplication of benefits.
(c)With respect to each health and welfare benefit plan maintained by Parent or the Surviving Corporation for the benefit of Company Employees, Parent shall use commercially reasonable efforts to cause (i) the waiver of all limitations as to pre-existing conditions, exclusions and waiting periods with respect to participation and coverage requirements applicable to the Company Employees (and their eligible dependents) under such plan to the extent that such conditions, exclusions or waiting periods were waived or satisfied under the comparable health or welfare benefit plans of the Company immediately prior to the Effective Time; and (ii) each Company Employee (or his or her eligible dependents) to be given credit under such plan for all amounts paid by the Company Employee (or his or her eligible dependents) under any similar Company Benefit Plan for the plan year that includes the Effective Time for purposes of satisfying any applicable deductible or out-of-pocket requirements under such plan maintained by Parent or the Surviving Corporation, as applicable, for the plan year in which the Effective Time occurs.
(d)If requested by Parent not less than ten (10) Business Days before the anticipated Effective Time, the Company Board (or the appropriate committee thereof) shall adopt resolutions and take such corporate action as is necessary to terminate the Company’s 401(k) plans (collectively, the “Company 401(k) Plan”), effective as of the day prior to the day on which the Effective Time occurs. Following the Effective Time and as soon as practicable following receipt of a favorable determination letter from the Internal Revenue Service on the termination of the Company 401(k) Plan, the assets thereof shall be distributed to the participants, and Parent shall, to the extent permitted by Parent’s applicable 401(k) plan (the “Parent 401(k) Plan”), permit the Company Employees who are then actively employed to make rollover contributions of “eligible rollover distributions” (within the meaning of Section 401(a)(31) of the Code, inclusive of loans to participants) to the Parent 401(k) Plan, in the form of cash (or in the case of loans, notes), in an amount equal to the full account balance distributed to such Company Employee from the Company 401(k) Plan.
(e)At the Effective Time, the Parent shall assume, perform and discharge in accordance with their applicable terms (including any applicable rights to amend or terminate any such arrangements) all obligations of the Company and/or its Subsidiaries under the Company Stock Plans, each Company Benefit Plan providing for acceleration of vesting of Company Equity Awards and each Company Benefit Plan providing for severance or other termination pay and/or benefits and (ii) assume, perform and discharge the obligations set forth in Section 6.05 of the Company Disclosure Letter.
(f)The Company and Parent will discuss in good faith the impact of Sections 280G and 4999 of the Code with respect to the transactions contemplated by this Agreement and will discuss with each other in good faith their respective calculations and positions with respect to the same.
(g)Without limiting Section 10.05, the Parties acknowledge and agree that all provisions contained in this Section 6.05 are included for the sole benefit of the Parties, and that nothing herein, whether express or implied, (i) shall create any third-party beneficiary or other rights (A) in any other person, including any employees or former employees of the Company, any of the Company’s Subsidiaries or any Affiliate of the Company, any Company Employee, or any dependent or beneficiary thereof, or (B) to continued employment with Parent or any of its Affiliates (including, following the Effective Time, the Surviving Corporation), (ii) shall be treated as an amendment or other modification of any Company Benefit Plan or employee benefit plan of Parent or its Subsidiaries, or (iii) shall limit the right of Parent or its Subsidiaries (including, following the Effective Time, the Surviving Corporation) to amend, terminate or otherwise modify any Company Benefit Plan or employee benefit plan of Parent or its Subsidiaries following the Effective Time.
Section 6.06.    Indemnification, Exculpation and Insurance.
(a)All rights to indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time and rights to advancement of expenses relating thereto existing as of the date hereof in favor of any person who is or prior to the Effective Time becomes, or has been at any time prior to the date hereof, a director or officer of the Company or any of its Subsidiaries (each, an “Indemnified Party”) as provided in the Company Articles of Incorporation, the Company Bylaws, the equivalent organizational documents of any Subsidiary of the Company which has been made available to Parent, or any indemnification agreement between such Indemnified Party and the Company or any of its Subsidiaries which has been made available to Parent, shall survive the Merger and continue in full force and effect in accordance with their respective terms. For a period of six (6) years after the Effective Time, Parent shall cause the Surviving Corporation Articles of Incorporation and the Surviving Corporation Bylaws to contain provisions no less favorable with respect to indemnification, exculpation, limitation of liabilities and advancement of expenses with respect to the Indemnified Parties in respect of acts or omissions occurring or alleged to have occurred at or prior to the Effective Time than are as set forth in the Company Articles of Incorporation or the Company Bylaws and shall not amend, repeal or otherwise modify the Surviving Corporation Articles of Incorporation or the Surviving Corporation Bylaws in any manner that would adversely affect the rights thereunder of any Indemnified Parties with respect to indemnification, exculpation and limitation of liabilities of the Indemnified Parties and advancement of expenses in respect of acts or omissions occurring or alleged to have occurred at or prior to the Effective Time.
(b)Without limiting Section 6.06(a), from and after the Effective Time, in the event of any threatened or actual Action, whether civil, criminal or administrative, based in whole or in part on, or arising in whole or in part out of, the fact that the Indemnified Party is or was a director (including in a capacity as a member of any board committee), or officer of the Company, any of its Subsidiaries or any of their respective predecessors, Parent and the Surviving Corporation, jointly and severally, shall indemnify and hold harmless, as and to the fullest extent permitted by Law, each such Indemnified Party against any losses, claims, damages, liabilities, costs, expenses (including payment of reasonable attorney’s fees and expenses in advance of the final disposition of any Action to each Indemnified Party to the fullest extent permitted by Law upon receipt of any undertaking required by applicable Law), judgments, fines and amounts paid in settlement of or in connection with any such threatened or actual Action. Each of Parent, the Surviving Corporation and the Indemnified Party shall cooperate in the defense of any matter for which such Indemnified Party has validly sought indemnification under such indemnification agreement; provided that no Indemnified Party will be liable for any settlement of such matter effected without his or her prior written consent. Parent’s and the Surviving Corporation’s obligations under this Section 6.06(b) shall continue in full force and effect for a period of six (6) years from the Effective Time; provided that all rights hereunder in respect of any Action asserted or made within such period shall continue until the final disposition of such Action.
(c)For a period of six (6) years from the Effective Time, Parent shall maintain in effect the Company’s current directors’ and officers’ liability insurance policies in respect of acts or omissions occurring at or prior to the Effective Time, covering each Indemnified Party on terms with respect to such coverage and amounts no less favorable in the aggregate than those of such policies in effect on the date hereof; provided that neither Parent nor the Surviving Corporation shall be required to pay an aggregate annual premium for such insurance policies in excess of 300 % of the annual premium paid by the Company for coverage for its last full fiscal year for such insurance (which amount the Company represents and warrants is set forth in Section 6.06(c) of the Company Disclosure Letter) (the “Maximum Premium”); provided, further, that if the annual premiums of such insurance coverage exceed the Maximum Premium, if and to the extent available commercially, Parent or the Surviving Corporation shall be obligated to obtain a policy with the greatest coverage available for a cost not exceeding the Maximum Premium; provided, further, that Parent may substitute therefor policies of a reputable national insurance company (with comparable credit ratings to the Company’s existing carrier) the material terms of which, including with respect to coverage and amount, are no less favorable in any material respect to any Indemnified Party. Notwithstanding the foregoing, the Company (prior to the Closing Date) may (after reasonable consultation with Parent), or at Parent’s written request prior to the Closing Date will, or Parent or the Surviving Corporation upon the Effective Time may, obtain in lieu of the insurance contemplated by the preceding sentence a prepaid (or “tail”) directors’ and officers’ liability insurance policy in respect of acts or omissions occurring at or prior to the Effective Time for six (6) years from the Effective Time, covering each person who is covered by such policies on the date hereof on terms with respect to such coverage and amounts no less favorable than those of such policies in effect on the date hereof; provided that the maximum premium for such tail insurance policy shall not be in excess of the Maximum Premium; provided, further, that any such tail policy may not be amended, modified or cancelled or revoked by the Company, Parent or the Surviving Corporation in any manner that is adverse to the Indemnified Parties.
(d)In the event that the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other person and is not the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or a majority of its properties and other assets to any person, or if Parent dissolves the Surviving Corporation, then, and in each such case, the Surviving Corporation and Parent, respectively, shall cause proper provision to be made so that the applicable successors and assigns or transferees expressly assume the obligations set forth in this Section 6.06 unless assumed by operation of Law.
(e)From and after the Effective Time (but not prior thereto), the provisions of this Section 6.06 are intended to be for the benefit of, and will be enforceable by, each Indemnified Party and his or her heirs. The provisions of this Section 6.06 are in addition to, and not in substitution for, any other rights to indemnification or contribution that any such person may have by contract or otherwise.
Section 6.07.    Public Announcements. Parent and the Company shall consult with each other before issuing, and give each other the opportunity to review and comment upon, any press release or other public statements with respect to the Merger and the other transactions contemplated by this Agreement, and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable Law, court process or the rules and regulations of the New York Stock Exchange or NASDAQ, as applicable, and, except in connection with an Adverse Recommendation Change, subject to compliance with Section 5.02(e). The Parties agree that the initial press release to be issued with respect to the Merger and the other transactions contemplated by this Agreement shall be in the form mutually agreed to by the Parties. Notwithstanding the foregoing, (a) to the extent the content of any press release or other public statement is substantially the same as a statement previously issued in accordance with this Section 6.07, no separate approval shall be required in respect of such content to the extent replicated in whole or in part in any subsequent press release or other public statement, and (b) the Parties may make public statements in response to questions by the press, analysts, investors or those attending industry conferences or financial analysts conference calls, so long as any such statements are consistent with the initial press release and other press releases and public statements made jointly by the Parties or made by one Party in accordance with this Section 6.07 and do not reveal material nonpublic information regarding this Agreement or the transactions contemplated hereby.
Section 6.08.    Financing Matters. The Company shall deliver to Parent and Merger Sub, at least three (3) Business Days’ prior to the Closing Date, a payoff letter with respect to the Amended and Restated Credit Agreement between Wells Fargo Bank, National Association and the Company, dated January 7, 2016 (as amended, supplemented, or otherwise modified from time to time, the “Existing Credit Agreement”), which payoff letter shall provide, subject to customary exceptions, (a) that upon receipt of the payoff amount from or on behalf of the Company set forth in the payoff letter prior to the Effective Time, the Indebtedness incurred thereunder and related instruments shall be terminated and (b) that all Liens in connection therewith relating to the assets, rights and properties of the Company or any of its Subsidiaries securing such Indebtedness, shall, upon the payment of the amount set forth in the payoff letter at the Effective Time be released and terminated. At or prior to the Effective Time, the Company and its Subsidiaries shall pay off all amounts outstanding (including related fees and expenses) under the Existing Credit Agreement (up to the extent of cash available to the Company and its Subsidiaries at such time).
Section 6.09.    Rule 16b-3 Matters. The Company shall take all such steps as may be necessary or appropriate to cause the transactions contemplated hereby, including any dispositions of Company Securities (including derivative securities) in connection with this Agreement by each individual who is a director or officer of the Company subject to Section 16 of the Exchange Act, to be exempt under Rule 16b-3 under the Exchange Act to the extent permitted by applicable Law.

Section 6.10.    No Control of the Other Party’s Business. The Parties acknowledge and agree that the restrictions set forth in this Agreement are not intended to give Parent or Merger Sub, on the one hand, or the Company, on the other hand, directly or indirectly, the right to control or direct the business or operations of the other at any time prior to the Effective Time. Prior to the Effective Time, each of Parent and the Company will exercise, consistent with the terms, conditions and restrictions of this Agreement, complete control and supervision over their own business and operations.
Section 6.11.    Intellectual Property Matters. The Company will use reasonable best efforts, and shall cooperate and consult with Parent in good faith, to take the actions set forth in Section 6.11 of the Company Disclosure Letter.
Article VII
CONDITIONS PRECEDENT
Section 7.01.    Conditions to Each Party’s Obligations to Effect the Merger. The respective obligations of each Party to effect the Merger are subject to the satisfaction or (to the extent permitted by applicable Law) waiver by each of the Parties on or prior to the Closing Date of the following conditions:
(a)Requisite Company Vote. The Requisite Company Vote shall have been obtained.
(b)No Injunctions or Restraints. No Governmental Authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any temporary restraining order, preliminary or permanent injunction, or any Law or other Judgment which is then in effect and has the effect of making the Merger illegal or otherwise preventing or prohibiting the consummation of the Merger (collectively, “Restraints”); provided, however, that prior to invoking this Section 6.01(b), a party shall have taken all actions (if any) required of such Party under Section 6.03 to have such Restraint lifted.
(c)Antitrust Approval. (i) The waiting period (and extensions thereof) applicable to the transactions contemplated by this Agreement under the HSR Act shall have expired or been terminated and (ii) all other required approvals, consents or clearances under the Specified Foreign Merger Control Laws shall have been obtained.
Section 7.02.    Conditions to the Obligations of Parent and Merger Sub to Effect the Merger. The obligations of Parent and Merger Sub to effect the Merger are subject to the satisfaction or (to the extent permitted by applicable Law) waiver by Parent or Merger Sub on or prior to the Closing Date of the following conditions:
(a)Representations and Warranties. The representations and warranties of the Company (A) set forth in Section 3.01 (Organization, Standing and Corporate Power), Section 3.04 (Authority; Recommendation), Section 3.07(a) (Absence of Certain Changes), Section 3.24 (State Takeover Statutes; Rights Plan), Section 3.25 (Brokers and Other Advisors) and Section 3.26 (Opinion of Financial Advisor) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made as of the Closing Date (except, in each case, to the extent any such representations and warranties are made as of a specific date, in which case as of such specific date only), (B) Section 3.02(a) (Subsidiaries) shall be true and correct in all material respects (disregarding all qualifications or limitations as to “materiality,” “Material Adverse Effect” and words of similar import set forth therein) as of the date of this Agreement and as of the Closing Date as though made as of the Closing Date (except, in each case, to the extent any such representations and warranties are made as of a specific date, in which case such representations and warranties shall be true and correct in all material respects (disregarding all qualifications or limitations as to “materiality,” “Material Adverse Effect” and words of similar import set forth therein) as of such specific date only), (C) set forth in Sections 3.03(a)-(c) (Capital Structure) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made as of the Closing Date (except, in each case, to the extent any such representations and warranties are made as of a specific date, in which case such representations and warranties shall be true and correct in all respects as of such specific date only), except, in the case of this clause (C), for inaccuracies that, individually or the aggregate, would not increase the aggregate amount payable by Merger Sub or Parent in the Merger by more than a de minimis amount and (D) set forth in the Agreement, other than those described in clause (A), (B) or (C) shall be true and correct in all respects (disregarding all qualifications or limitations as to “materiality,” “Material Adverse Effect” and words of similar import set forth therein) as of the date of this Agreement and as of the Closing Date as though made as of the Closing Date (except, in each case, to the extent any such representations and warranties are made as of a specific date, in which case such representations and warranties shall be true and correct in all respects (disregarding all qualifications or limitations as to “materiality,” “Material Adverse Effect” and words of similar import set forth therein) as of such specific date only) except, in the case of this clause (D), where the failure of such representations and warranties to be so true and correct has not had and would not have, individually or in the aggregate, a Material Adverse Effect.
(b)Performance of Obligations. The Company shall have performed and complied in all material respects with the obligations, covenants and agreements required to be performed or complied with by it under this Agreement at or prior to the Closing.

(c)No Material Adverse Effect. No Material Adverse Effect shall have occurred since the date of this Agreement that is continuing.
(d)Company Officer’s Certificate. Parent and Merger Sub shall have received from the Company a certificate, dated as of the Closing Date and signed by the Company’s chief executive officer or chief financial officer, certifying to the effect that the conditions set forth in Section 7.02(a), Section 7.02(b) and Section 7.02(c) have been satisfied.
Section 7.03.    Conditions to the Obligations of the Company to Effect the Merger. The obligations of the Company to effect the Merger are subject to the satisfaction or (to the extent permitted by applicable Law) waiver by the Company on or prior to the Closing Date of the following conditions:
(a)Representations and Warranties. The representations and warranties of Parent and Merger Sub set forth in Article IV shall be true and correct in all respects (disregarding all qualifications or limitations as to “materiality,” “Parent Material Adverse Effect” and words of similar import set forth therein) as of the date of this Agreement and as of the Closing Date as though made as of the Closing Date (except, in each case, to the extent any such representations and warranties are made as of a specific date, in which case such representations and warranties shall be true and correct in all respects (disregarding all qualifications or limitations as to “materiality,” “Parent Material Adverse Effect” and words of similar import set forth therein) as of such specific date only) except where the failure of such representations and warranties to be so true and correct has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
(b)Performance of Obligations. Parent and Merger Sub shall have performed and complied in all material respects with the obligations, covenants and agreements required to be performed or complied with by them under this Agreement at or prior to the Closing.
(c)Parent Officers’ Certificate. The Company shall have received from the Parent a certificate, dated as of the Closing Date and signed by an officer of Parent, certifying to the effect that the conditions set forth in Section 7.03(a) and Section 7.03(b) have been satisfied.
Article VIII
TERMINATION, AMENDMENT AND WAIVER
Section 8.01.    Termination. This Agreement may be terminated and abandoned:
(a)by mutual written consent of Parent and the Company;
(b)by either of Parent or the Company:
(i)in the event that the Effective Time has not occurred on or before the date that is six (6) months following the date hereof (the “Outside Date”); provided that (A) if, on the Outside Date, all of the conditions set forth in Article VII, other than the conditions set forth in Section 7.01(b) (to the extent any such Restraint is in respect of, or is, the HSR Act or any other Antitrust Law) or Section 7.01(c) and those conditions that by their nature are to be satisfied or validly waived on the Closing Date (if such conditions would be satisfied or validly waived were the Closing Date to occur at such time), shall have been satisfied or waived, then, at the election of Parent or the Company, as the case may be, the Outside Date shall be extended for all purposes hereunder for up to two (2) periods (the first period of four (4) months and the second period of three (3) months) (and such extended date shall thereafter constitute the Outside Date) by delivery of written notice to the other Party; and (B) the right to terminate this Agreement under this Section 8.01(b)(i) shall not be available to any Party whose breach of this Agreement was a principal cause of or resulted in the failure of the Effective Time to occur by such date; or
(ii)if any Restraint shall be in effect enjoining, restraining or otherwise preventing or prohibiting the consummation of the Merger, and such Restraint shall have become final and nonappealable; provided that (A) the right to terminate this Agreement pursuant to this Section 8.01(b)(ii) shall not be available to any Party unless such Party shall have complied with its obligations under Section 6.03 to prevent, oppose or remove such Restraint; and (B) the right to terminate this Agreement under this Section 8.01(b)(ii) shall not be available to any Party whose breach of this Agreement was a principal cause of or resulted in such Restraint;
(c)by Parent, if (i) there shall be any breach of or inaccuracy in any of the Company’s representations or warranties set forth herein or the Company has failed to perform any of its covenants or agreements set forth herein, (A) which inaccuracy, breach or failure to perform would give rise to the failure of any condition set forth in Section 7.02(a), Section 7.02(b) or Section 7.02(c) to be satisfied, (B) Parent shall have delivered to the Company written notice of such inaccuracy, breach or failure to perform and (C) such inaccuracy, breach or failure to perform (1) is not capable of being cured prior to the Outside Date or (2) is not cured within twenty (20) Business Days following Parent’s delivery of written notice to the Company of such inaccuracy, breach or failure to perform; provided that Parent shall not have the right to terminate this Agreement pursuant to this Section 8.01(c)(i) if Parent or Merger Sub is then in material breach of any of its representations, warranties, covenants or agreements hereunder such that the Company has the right to terminate this Agreement pursuant to Section 8.01(d); or (ii) a Material Adverse Effect has occurred and such Material Adverse Effect is either (A) not capable of being cured prior to the date that is six (6) months following the date hereof or (B) is not cured within twenty (20) Business Days following Parent’s delivery of written notice to the Company of such occurrence;
(d)by the Company, if there shall be any breach or inaccuracy in any of Parent’s or Merger Sub’s representations or warranties set forth herein or Parent or Merger Sub has failed to perform any of its covenants or agreements set forth herein, (i) which inaccuracy, breach or failure to perform would give rise to the failure of any condition set forth in Section 7.03(a) or Section 7.03(b) to be satisfied, (ii) the Company shall have delivered to Parent written notice of such inaccuracy, breach or failure to perform and (iii) such inaccuracy, breach or failure to perform (A) is not capable of being cured prior to the Outside Date or (B) is not cured within twenty (20) Business Days following the Company’s delivery of written notice to Parent of such breach; provided that the Company shall not have the right to terminate this Agreement pursuant to this Section 8.01(d) if the Company is then in material breach of any of its representations, warranties, covenants or agreements hereunder such that Parent has the right to terminate this Agreement pursuant to Section 8.01(c)(i);
(e)by Parent, at any time prior to obtaining the Requisite Company Vote, in the event that any of the following shall have occurred: (i) an Adverse Recommendation Change, (ii) a tender or exchange offer relating to securities of the Company shall have been commenced (other than by Parent or an Affiliate of Parent) and the Company Board shall have recommended that the stockholders of the Company tender their shares in such tender or exchange offer or, within ten (10) Business Days after the commencement of such tender or exchange offer, the Company Board shall have failed to recommend against acceptance of such offer or (iii) a material breach by the Company of the provisions of Section 5.02;
(f)by the Company, at any time prior to obtaining the Requisite Company Vote, in accordance with Section 5.02(e) in order to enter into an Acquisition Agreement providing for a Superior Proposal immediately following or concurrently with such termination; provided that concurrent payment of the Company Termination Fee pursuant to Section 8.03(a) shall be a condition to the right of the Company to terminate this Agreement pursuant to this Section 8.01(f); or
(g)by either Parent or the Company, if the Company Stockholders’ Meeting (including any adjournments or postponements thereof) shall have been duly held and completed and the Requisite Company Vote shall not have been obtained at such Company Stockholders’ Meeting (or at any adjournment or postponement thereof) at which a vote on the approval of this Agreement is taken.
Section 8.02.    Effect of Termination. In the event that this Agreement is terminated in accordance with Section 8.01, this Agreement shall forthwith become void and have no further force or effect, without any liability or obligation on the part of Parent, Merger Sub or the Company (or any stockholder, director, officer, employee or Representative of such Party), other than the provisions of the last sentence of Section 6.02, this Section 8.02, Section 8.03, Section 8.04, Section 8.05, Article IX, Article X and the Confidentiality Agreement, which provisions shall survive such termination; provided that no such termination shall relieve any Party from liability for fraud or any willful breach of this Agreement.
Section 8.03.    Company Termination Fee.
(a)If this Agreement is terminated by Parent pursuant to Section 8.01(e)(i) or Section 8.01(e)(ii), then the Company shall pay to Parent (or a person designated by Parent in writing) the Company Termination Fee by wire transfer of same-day funds within one (1) Business Day following the date of such termination of this Agreement.
(b)If this Agreement is terminated by the Company pursuant to Section 8.01(f), then the Company shall pay to Parent (or a person designated by Parent in writing) the Company Termination Fee by wire transfer of same-day funds, concurrently with, and as a condition to the effectiveness of, such termination of this Agreement.
(c)If (i) after the date hereof, a Takeover Proposal shall have become publicly known and not irrevocably withdrawn at least two (2) Business Days prior to the termination of this Agreement, (ii) thereafter, this Agreement is terminated (A) by Parent or the Company pursuant to Section 8.01(b)(i) (but only (1) if the Requisite Company Vote has not been obtained prior to such termination or (2) if Parent would then be entitled to terminate this Agreement pursuant to Section 8.01(c)(i) or Section 8.01(e)(iii)), (B) by Parent pursuant to Section 8.01(c)(i) or Section 8.01(e)(iii) or (C) by Parent or the Company pursuant to Section 8.01(g) and (iii) within twelve (12) months of such termination, a Takeover Proposal is consummated or a definitive agreement providing for a Takeover Proposal is entered into, then, in any such case, the Company shall pay to Parent (or a person designated by Parent in writing) the Company Termination Fee by wire transfer of same-day funds on the earlier of the date on which any such definitive agreement is entered into by the Company or any of its Subsidiaries or the date any such transaction is consummated. Solely for purposes of this Section 8.03(c), the term “Takeover Proposal” shall have the meaning assigned to such term in Section 5.02(a), except that all references to “20%” therein shall be deemed to be references to “50%.”

(d)In no event shall the Company be required to pay the Company Termination Fee on more than one occasion, whether or not the Company Termination Fee may be payable under more than one provision of this Agreement at the same or at different times and upon the occurrence of different events.
(e)The Company acknowledges and agrees that the agreements contained in this Section 8.03 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, neither Parent nor Merger Sub would have entered into this Agreement. Notwithstanding anything herein to the contrary, Parent and Merger Sub agree that, upon the valid termination of this Agreement under circumstances in which the Company Termination Fee is payable by the Company pursuant to this Section 8.03 and the Company pays in full of the Company Termination Fee to Parent (or a person designated by Parent in writing), such Company Termination Fee shall be deemed to be liquidated damages, and not a penalty, payable to Parent and, except in the case of fraud or any willful breach of this Agreement (which fraud or willful breach shall be governed by Section 8.02), receipt of the Company Termination Fee (and the amounts contemplated by the last sentence of this Section 8.03(e)) shall constitute the sole and exclusive remedy of Parent, Merger Sub and their respective Affiliates for any and all losses or damages suffered or incurred by Parent, Merger Sub or any of its Affiliates in connection with this Agreement and the transactions contemplated hereby (including the termination thereof or any matter forming a basis for such termination). If the Company fails to pay the Company Termination Fee when due pursuant to this Section 8.03, (i) the Company shall pay to Parent its costs and expenses (including attorneys’ fees) incurred in connection with any Action commenced by Parent to obtain such payment and (ii) the Company Termination Fee shall accrue interest from the date such payment was due until the date of payment at the prime lending rate as published in The Wall Street Journal in effect on the date such payment was due plus 3.0%.
Section 8.04.    Amendment. Subject to applicable Law and except as otherwise provided in this Agreement, this Agreement may be amended, modified and supplemented by written agreement of each of the Parties; provided, that after the Requisite Company Vote is obtained, if any such amendment shall by applicable Law require further approval of the Company’s stockholders, the effectiveness of such amendment shall be subject to the approval of the Company’s stockholders.
Section 8.05.    Extension; Waiver. At any time prior to the Effective Time, to the extent permitted by applicable Law, the Parties may (a) extend the time for the performance of any of the obligations or other acts of the other Parties, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto or (c) except as otherwise provided herein, waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a Party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such Party. The failure of any Party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.
Article IX
INTERPRETATION
Section 9.01.    Certain Definitions. For purposes of this Agreement:
“Acceptable Confidentiality Agreement” means a confidentiality agreement with terms no less favorable to the Company in any respect than those contained in the Confidentiality Agreement; provided that such confidentiality agreement need not contain any standstill provision and shall expressly not prohibit, or adversely affect the rights of the Company thereunder upon, compliance by the Company with any provision of this Agreement.
“Action” means any (i) action, suit, claim (including any counterclaim), litigation, proceeding (including any civil, criminal, administrative or appellate proceeding), hearing, charge, complaint, arbitration or mediation, or (ii) any audit, inquiry, examination or investigation, in each case, commenced, brought, conducted or heard by or before, any court or other Governmental Authority or any arbitrator or arbitration panel or mediator or mediation panel, but excluding, in each of the foregoing cases, any ordinary course office action related to or arising from the Company’s efforts with respect to registration or prosecution of the Company Registered IP.
“Affiliate” of any person means another person that directly or indirectly, including through one or more intermediaries, controls, is controlled by, or is under common control with, such first person.
“Business Day” means any day except a Saturday, a Sunday or any other day on which commercial banks in New York City are required or authorized to close.
“Commercially Available Software” means any computer software that is generally commercially available pursuant to shrink-wrap, click-through or other standard licensing terms, used by the Company or any of its Subsidiaries with little or no modification.

“Company Benefit Plan” means each “employee welfare benefit plan” (as defined in Section 3(1) of ERISA), each “employee pension benefit plan” (as defined in Section 3(2) of ERISA) (in each case, whether or not such plan is subject to ERISA), and each other bonus, profit sharing, deferred compensation, incentive compensation, severance, retention, employment, change of control, fringe benefit, supplemental benefit, stock ownership, stock purchase, stock option, phantom stock or other equity-based compensation, retirement, vacation, disability, death benefit, hospitalization, medical or other employee benefit plan, policy, program, Contract, arrangement or understanding, in each case, sponsored, maintained or contributed to, or required to be sponsored, maintained or contributed to, by the Company or any of its Subsidiaries as of the date hereof for the benefit of any current or former employee, officer or director of the Company or any of its Subsidiaries, other than any Multiemployer Plan.
“Company Disclosure Letter” means the letter dated as of the date hereof delivered by the Company to Parent and Merger Sub prior to and in connection with the execution and delivery of this Agreement.
“Company Products” means all products, technologies and services (including Software provided as a service, engineering, support and maintenance and other professional services) of the Company or any of its Subsidiaries made commercially available, or with respect to which Company or any of its Subsidiaries provides support or maintenance, as of the date hereof.
“Company Restricted Shares” means the restricted shares of Company Common Stock underlying any Company RSA Award.
“Company Stock Plan” means each of the Company’s (a) 2000 Non-Executive Employee Stock Option Plan, (b) 2003 Stock Option Plan, (c) 2004 Long-Term Equity Compensation Plan, (d) 2006 Long-Term Equity Compensation Plan, (e) 2009 Long-Term Equity Compensation Plan and (f) Amended and Restated 2013 Equity Incentive Plan.
“Company Termination Fee” means $46,000,000.00.
“Confidentiality Agreement” means the Mutual Nondisclosure Agreement, dated as of December 14, 2017, by and between the Company and Parent.
“Contract” means any contract, lease, indenture, note, bond, mortgage, franchise, license, agreement, instrument or other commitment that, in each case, is legally binding.
“Equity Award Exchange Ratio” means the quotient of (i) the Merger Consideration divided by (ii) the Parent Common Stock VWAP.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.
“ERISA Affiliate” means, with respect to any entity, trade or business, any other entity, trade or business that is, or was at the relevant time, a member of a group described in Section 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of ERISA that includes or included the first entity, trade or business, or that is, or was at the relevant time, a member of the same “controlled group” as the first entity, trade or business pursuant to Section 4001(a)(14) of ERISA.
“Indebtedness” of any person means (i) all obligations of such person for borrowed money or evidenced by a note, bond, debenture, mortgage, debt security or similar instrument, (ii) all obligations under all letters of credit, bonds (including surety bonds) and similar obligations, whether or not drawn, and banker’s acceptances, (iii) all obligations of such person as lessee under capital leases, (iv) all obligations of such person for overdrafts, (v) liabilities of such person under all hedging obligations, (vi) all obligations of such person to pay the deferred purchase price of property or services, (vii) indebtedness secured by any Liens on any property owned by such person even though such person has not assumed or otherwise become liable for the payment thereof and (viii) direct or indirect guarantees or other contingent liabilities with respect to any indebtedness, obligation, claim or liability of any other person of a type described in clauses (i) through (vii) of this definition, and with respect to any indebtedness, obligation, claim or liability of a type described elsewhere in this definition, all accrued and unpaid interest, premiums, penalties, breakage costs, unwind costs, fees, termination costs, redemption costs and other charges with respect thereto.
“Intellectual Property” means any or all of the following: (A) inventions (whether patentable or not), invention disclosures, industrial designs, improvements, Trade Secrets, proprietary information, know-how, technology, techniques, processes, technical data and customer lists, and all documentation relating to any of the foregoing; (B) business, technical and know-how information, nonpublic information, confidential information; (C) works of authorship (including computer programs, in any form, including source code, object code, or executable code, and whether embodied in software, firmware or otherwise), architecture, artwork, logo images, documentation, files, records, databases and data collections, schematics, diagrams, application programming interfaces, user interfaces, algorithms, websites, verilog files, netlists, emulation and simulation reports, test vectors and hardware development tools; (D) processes, devices, prototypes, schematics, bread boards, net lists, mask works, test methodologies and hardware development tools; and (E) any similar or equivalent property or embodiments of Intellectual Property Rights.

“Intellectual Property Rights” means any and all rights arising from or associated with any of the following, whether protected, created or arising under the Laws of the United States or any other jurisdiction: (A) logos, trade names, trademarks and service marks (registered and unregistered), trade dress, slogans and similar rights, and all registrations thereof and all applications (including intent to use applications) to register any of the foregoing (collectively, “Marks”); (B) domain names, uniform resource locators, World Wide Web addresses and any other Internet addresses or identifiers (collectively, “Internet Properties”); (iii) patents, utility models and any similar or equivalent rights with respect to the protection of inventions (including utility and design patents, industrial design rights, substitutions, continuations, continuations-in-part, divisions, renewals, revivals, reissues, re-examinations, extensions, invention disclosures, records of intention, certificates of invention and priority rights), and all applications for any of the foregoing (collectively, “Patents”); (iv) copyrights and mask works (registered and unregistered), works of authorship and all other rights corresponding thereto, including moral and economic rights of authors and inventors (collectively, “Copyrights”); (v) know-how, trade secrets, inventions, methods, processes, customer lists, technical data, specifications, discoveries, techniques, methodologies, formulae, algorithms, research and development information, technology, product roadmaps, customer lists and any other information of any kind or nature, in each case to the extent any of the foregoing derives economic value (actual or potential) from not being generally known to other persons who can obtain economic value from its disclosure (“Trade Secrets”); and (vi) publicity rights, database rights and any other proprietary, intellectual or industrial property rights of any kind or nature.
“Knowledge” means (i) with respect to the Company, the actual knowledge, after reasonable inquiry, of any of the persons set forth in Section 9.01(a) of the Company Disclosure Letter, and (ii) with respect to Parent, the actual knowledge, after reasonable inquiry, of John Schultz, Executive Vice President, General Counsel and Corporate Secretary.
“Material Adverse Effect” means any change, circumstance, effect, event or occurrence that, individually or in the aggregate, (a) has or would reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole; provided that no change, circumstance, effect, event or occurrence to the extent resulting from, arising out of or attributable to any of the following shall either alone or in combination constitute, or be taken into account in determining whether there has been, or would reasonably be expected to be, a Material Adverse Effect for purposes of this clause (a): (i) changes in general economic or financial markets or political conditions in the United States or any other country, (ii) any outbreak or escalation of hostilities, acts of war (whether or not declared) or terrorism, (iii) any hurricane, tornado, tsunami, flood, mudslide, volcano, earthquake, wild fire, epidemic or other natural disaster or force majeure event, (iv) any change after the date hereof in applicable Law or GAAP (or any authoritative interpretation thereof), (v) general conditions in the industry (or changes in such conditions) in which the Company operates, (vi) conditions (or changes in such conditions) in the securities markets, credit markets, currency markets or other financial markets in the United States or any other country or region in the world, including (A) changes in interest rates in the United States or any other country or region in the world and changes in exchange rates for the currencies of any countries, and (B) any widespread general suspension of trading in securities (whether equity, debt, derivative or hybrid securities) on any securities exchange or over-the-counter market operating in the United States or any other country or region in the world, (vii) the failure, in and of itself, of the Company to meet any internal or published projections, estimates, plans, budgets or forecasts or analyst projections or estimates, in any such case in respect of revenues, earnings or other financial, business or operating metrics, or changes in the market price or trading volume of Company Common Stock, or analyst downgrades with respect to the Company Common Stock or changes in the credit rating of the Company (it being understood that the underlying facts giving rise or contributing to such failure or change may be taken into account in determining whether there has been or would reasonably be expected to be a Material Adverse Effect, if not otherwise excluded by another clause of this definition), (viii) the execution and delivery of this Agreement or the pendency or consummation of the transactions contemplated hereby (including the identity of Parent), or the public announcement thereof, including any impact on the relationship of the Company or any of its Subsidiaries, contractual or otherwise, with its customers, suppliers, distributors, vendors, lenders, employees or partners (provided that this clause (viii) shall not limit or otherwise modify any representation or warranty in Section 3.05, Section 3.13(h) or Section 3.16(l) to the extent the purpose of such representation or warranty is to address the consequences resulting from the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement), (ix) any action taken by the Company or any Subsidiary that is expressly required to be taken by this Agreement, or the failure of the Company or any Subsidiary to take any action expressly prohibited from being taken by this Agreement, or any action taken or not taken by the Company or any of its Subsidiaries at Parent’s express written request and (x) any Transaction Litigation, except in the case of clause (i), (ii), (iii), (iv), (v) or (vi) of this definition, unless and to the extent that the Company and its Subsidiaries, taken as a whole, are disproportionately adversely affected thereby as compared with other participants in the industry in which the Company operates; or (b) prevents or materially delays the consummation by the Company of Merger or any of the other transactions contemplated by this Agreement on a timely basis.
“Material Marks” means any Marks owned by the Company or any of its Subsidiaries that are used in and material to the business of the Company or its Subsidiaries.
“Multiemployer Plan” means any “multiemployer plan” within the meaning of Section 3(37) of ERISA or 4001(a)(3) of ERISA.

“Non-U.S. Company Benefit Plan” means any Company Benefit Plan maintained primarily for the benefit of employees or other service providers of the Company, any Company Subsidiary or any ERISA Affiliate who are employed or otherwise provide service outside of the United States.
“Open Source Materials” means any Software that is distributed as “free software,” “open source software” or under similar licensing or distribution terms (such as the Creative Commons licenses, GNU General Public License (GPL), GNU Lesser General Public License (LGPL), Mozilla Public License (MPL), BSD licenses, the Artistic License, the Netscape Public License, the Sun Community Source License (SCSL), the Sun Industry Standards License (SISL), the Apache License and any license identified as an open source license by the Open Source Initiative (www.opensource.org)).
“Ordinary Course of Business” means the ordinary course of business and consistent with past practice.
“Owned Company Intellectual Property” means all Intellectual Property and Intellectual Property Rights owned or purported to be owned by the Company or any of its Subsidiaries (whether exclusively, jointly or otherwise), including Company Registered IP.
“Parent Common Stock VWAP” means the volume weighted average price of a share of Parent Common Stock over the ten (10) trading-day period starting with the opening of trading on the eleventh (11th) trading day prior to Closing Date and ending at the close of trading on the second-to-last trading day prior to Closing Date, as reported by Bloomberg.
“Parent Material Adverse Effect” means any change, circumstance, effect, event or occurrence that, individually or in the aggregate, would prevent or materially delay the ability of Parent or Merger Sub to consummate the Merger prior to the Outside Date or perform any of their respective obligations under this Agreement.
“Pending” means the claim or other action has been asserted in writing to the Company and/or filed with the appropriate authority, but has not been the subject of a final determination or judgment.
“Permitted Liens” mean (i) mechanics’, carriers’, workmen’s, warehousemen’s, repairmen’s or other like Liens arising or incurred in the Ordinary Course of Business, (ii) Liens for Taxes, assessments and other governmental charges and levies that are not due and payable or that are being contested in good faith by appropriate proceedings and for which an adequate reserve, in accordance with GAAP, has been provided on the appropriate financial statements, (iii) Liens (other than Liens securing Indebtedness), defects or irregularities in title, easements, rights-of-way, covenants, restrictions, and other matters that are shown in public records and that would not, individually or in the aggregate, reasonably be expected to materially impair the value or continued use and operation of the asset(s) to which they relate, (iv) zoning, building and other similar codes and regulations, (v) non-exclusive object code licenses of Intellectual Property Rights and (vi) Liens arising under applicable securities Laws.
“person” means an individual, corporation (including not-for-profit corporation), general or limited partnership, limited liability company, joint venture, trust, estate, association, Governmental Authority, unincorporated organization or other entity of any kind or nature.
“Personal Data” means any information in any form or format relating to an identifiable or identified natural person or that is otherwise regulated under any applicable privacy, data protection, or data security Law.
“Registered IP” means all United States, international and foreign registrations, and recordals of, and applications for, Intellectual Property Rights, including: (a) Patents and Patent applications (including provisional applications, statutory invention registrations, including reissues, divisions, continuations, continuations-in-part, extensions, and reexaminations, as the case may be); (b) Marks registrations and applications to register Marks (including intent-to-use applications, or other registrations or applications related to Marks); (c) Copyright registrations and applications for Copyright registration; (d) Internet Properties; and (e) any other Intellectual Property Rights that are subject to any filing, application, registration, issuance, grant or recording with any state, provincial, federal, government or other public or quasi-public legal authority.
“Representative” means, with respect to any person, any Subsidiary of such person and such person’s and each of its respective Subsidiaries’ directors, officers, employees, investment bankers, financial advisors, attorneys, accountants or other advisors, agents or representatives.
“Security Incident” means (i) any unauthorized access, acquisition, interruption, alteration or modification, loss, theft, corruption or other unauthorized processing of any Personal Data or other confidential information of the Company or its Subsidiaries or their customers or users, (ii) inadvertent, unauthorized, and/or unlawful sale, or rental of such data or information, or (iii) any other unauthorized access to or use of the computer systems and networks and Company Products and Software.
“Software” means in object and source code form (as applicable) any and all computer programs, software, firmware, middleware, applications, APIs, web widgets, scripts and code, and any associated documentation for any the foregoing.

“Subsidiary” with respect to any person means any corporation, partnership, joint venture or other legal entity of which such person (either above or through or together with any other subsidiary), owns, directly or indirectly, more than 50% of the stock or other outstanding equity interests, the holders of which are generally entitled to vote for the election of the board of directors or equivalent governing body of such corporation or other legal entity.
“Tax” or “Taxes” means any and all taxes, fees, levies, duties, tariffs, imposts, and other similar charges (together with any and all interest, penalties, additions to tax and additional amounts) imposed by any taxing authority, including taxes or other charges on or with respect to income, franchises, windfall or other profits, gains, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers’ compensation, unemployment compensation, escheat or net worth; taxes or other charges in the nature of excise, withholding, ad valorem, stamp, transfer, or value added taxes; customs’ duties, tariffs, and similar charges.
“Tax Returns” means returns, reports and information statements, including any schedule or attachment thereto, with respect to Taxes filed or required to be filed with the IRS or any other taxing authority, domestic or foreign, including consolidated, combined and unitary tax returns, including any amendment thereto.
“Third Party Intellectual Property License” means any Contract under which Intellectual Property or Intellectual Property Rights owned or licensed in whole or in part by persons other than the Company or its Subsidiaries is licensed (including sublicensed) for use by the Company or any of its Subsidiaries or that provides for a covenant not to sue the Company or any of its Subsidiaries with respect to such Intellectual Property or Intellectual Property Rights.
Section 9.02.    Index of Defined Terms. The following terms used in this Agreement have the meanings ascribed to them on the pages indicated below:

Acceptable Confidentiality Agreement
Acquisition Agreement
Action
Adverse Recommendation Change
Affiliate
Agreement
Anti-Corruption Laws
Articles of Merger
Bid
Book-Entry Shares
Business Day
Cancelled Shares
Capitalization Date
Cash-Out Option
Certificate
Closing
Closing Date
Code
Commercially Available Software
Company
Company 401(k) Plan
Company Articles of Incorporation
Company Benefit Plan
Company Board
Company Bylaws
Company Common Stock
Company Disclosure Letter
Company Employee
Company Equity Awards
Company Government Contract

Company Government Subcontract
Company Licensed Intellectual Property
Company Preferred Stock
Company Products
Company Registered IP
Company Restricted Shares
Company RSA Awards
Company RSU Awards
Company Securities
Company Stock Options
Company Stock Plan
Company Stockholders’ Meeting
Company Subsidiary Securities
Company Termination Fee
Confidentiality Agreement
Contract
Converted Shares
Copyrights
Customer Supply Contracts
Dissenting Shares
Effective Time
Environment
Environmental Claim
Environmental Law
Equity Award Exchange Ratio
ERISA
ERISA Affiliate
Exchange Fund
Exclusively Licensed Marks
Existing Credit Agreement
Fairness Opinion
Filed SEC Documents
Financial Advisor
Financial Advisor Agreement
Foreign Merger Control Laws
Former Government Employee
GAAP
Governmental Authority
Governmental Authorizations
Hazardous Materials
HSR Act
Import and Export Laws
Indebtedness
Indemnified Party
Intellectual Property
Intellectual Property Rights
Internet Properties
Intervening Event

Judgment
Knowledge
Law
Leased Real Property
Liens
Marks
Material Adverse Effect
Material Contract
Material Marks
Material Policies
Maximum Premium
Merger
Merger Consideration
Merger Sub
Multiemployer Plan
NASDAQ
Non-U.S. Company Benefit Plan
Notice of Intended Recommendation Change
OFAC
Open Source Materials
Ordinary Course of Business
Outside Date
Owned Company Intellectual Property
Owned Real Property
Parent
Parent 401(k) Plan
Parent Common Stock
Parent Common Stock VWAP
Parent Material Adverse Effect
Parent RSU Award
Parent Stock Option
Parties
Party
Patents
Paying Agent
Pending
Permitted Liens
person
Personal Data
Privacy Laws
Proxy Statement
Real Property Leases
Recommendation
Registered IP
Release or Released
Representative
Requisite Company Vote
Restraints

Restricted Parties
Roll-Over Option
Sarbanes-Oxley Act
SEC Documents
Security Incident
Software
Specified Foreign Merger Control Laws
Subsidiary
Superior Proposal
Surviving Corporation
Surviving Corporation Articles of Incorporation
Surviving Corporation Bylaws
Takeover Laws
Takeover Proposal
Tax
Tax Returns
Taxes
Technical Regulations
Third Party Intellectual Property License
Top Customers
Top Suppliers
Trade Secrets
Transaction Litigation
Voting Company Debt
Underwater Option
WBCA
Section 9.03.    Interpretation.
(a)When a reference is made herein to an Article, a Section, Annex or Exhibit, such reference shall be to an Article or a Section of, or an Annex or Exhibit to, this Agreement unless otherwise indicated.
(b)The table of contents, headings and index of defined terms contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
(c)Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The word “will” shall be construed to have the same meaning and effect of the word “shall.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall be deemed to refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.” The word “or” when used herein is not exclusive. Any references herein to “dollars” or “$” shall mean U.S. dollars. The words “as of the date hereof,” “as of the date of this Agreement” and words of similar import shall be deemed in each case to refer to the date of this Agreement as set forth in the Preamble hereto.
(d)The phrase “made available,” when used in reference to anything made available to Parent, Merger Sub or their Representatives shall be deemed to mean uploaded to and made available to Parent, Merger Sub and their Representatives in complete and unredacted form no less than one (1) Business Day prior to the date hereof in the online data room hosted on behalf of the Company by Merrill Corporation under the name “Project Peahi.”
(e)The Parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against any Party drafting or causing any instrument to be drafted.
(f)References to a person are also to its permitted successors and assigns. All terms defined herein shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(g)All capitalized terms not defined in the Company Disclosure Letter shall have the meanings ascribed to them herein. Any information set forth in one section or subsection of the Company Disclosure Letter shall be deemed to apply to and qualify (i) the Section or subsection of this Agreement to which it corresponds in number and (ii) in the case of information set forth in Article III of the Company Disclosure Letter, each other Section or subsection of Article III to the extent that it is reasonably apparent on its face that such information is relevant to such other Section or subsection. The mere inclusion of an item in the Company Disclosure Letter as an exception to a representation or warranty or covenant, as applicable, shall not be deemed an admission that such item represents a material exception or material fact, event or circumstance or that such item constitutes a Material Adverse Effect.
(h)The definitions contained herein are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.
(i)Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein.
Article X
GENERAL PROVISIONS
Section 10.01.    Nonsurvival of Representations and Warranties. None of the representations and warranties herein or in any instrument delivered pursuant to this Agreement shall survive the Effective Time. This Section 10.01 shall not limit any covenant or agreement of the Parties which by its terms contemplates performance after the Effective Time, but any other covenants and agreements shall not survive the Effective Time.
Section 10.02.    Expenses. Except as otherwise expressly provided herein, all fees and expenses incurred in connection with this Agreement, the Merger and the other transactions contemplated by this Agreement shall be paid by the Party incurring such fees or expenses, whether or not the Merger or any of the other transactions contemplated by this Agreement are consummated.
Section 10.03.    Notices. Except for notices that are specifically required by the terms of this Agreement to be delivered orally, all notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed given when received if delivered personally; on the date of transmission by electronic mail (subject to confirmation of receipt), in each case to the intended recipient as set forth below; and the Business Day after it is sent, if sent for next day delivery to a domestic address by overnight courier (providing proof of delivery) to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):
if to Parent or Merger Sub, to:

Hewlett Packard Enterprise Company
6280 America Center Drive
San Jose, CA 95002
Attention:	Rishi Varma, Senior Vice President,
General Counsel and Assistant Secretary
Email:	rishi.varma@hpe.com
with a copy (which shall not constitute notice) to:

Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, New York 10019
Attention:	Andrew R. Brownstein
Benjamin M. Roth
Raaj S. Narayan
Email:	ARBrownstein@wlrk.com
BMRoth@wlrk.com
RSNarayan@wlrk.com

if to the Company, to:

Cray Inc.
901 Fifth Avenue Suite 1000
Seattle, WA 98164
Attention:	Peter J. Ungaro
Brian C. Henry
Email:	ungaro@cray.com
brianh@cray.com
with a copy (which shall not constitute notice) to:

Fenwick & West LLP
1191 Second Ave, 10th Floor
Seattle, Washington 98101
Attention:	Alan C. Smith
David K. Michaels
Email:	acsmith@fenwick.com
dmichaels@fenwick.com
Section 10.04.    Entire Agreement. This Agreement, together with the Confidentiality Agreement, the exhibits and annexes hereto or thereto, the Company Disclosure Letter and the other documents and certificates delivered pursuant hereto, constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter of this Agreement and the Confidentiality Agreement; provided that the Confidentiality Agreement shall survive the execution and delivery of this Agreement.
Section 10.05.    Third-Party Beneficiaries. Except (a) as specifically provided in the provisions of Section 6.06 (with respect to which the Indemnified Parties shall be the sole third-party beneficiaries) or (b) from and after the Effective Time, the rights of the holders of shares of Company Common Stock to receive the Merger Consideration in accordance with the terms of and subject to the conditions of this Agreement, neither this Agreement nor any other agreement contemplated hereby is intended to or shall confer upon any person other than the Parties hereto and thereto any legal or equitable rights or remedies. The representations and warranties herein are the product of negotiations among the Parties and are for the sole benefit of the Parties. Any inaccuracies in such representations and warranties are subject to waiver by the Parties in accordance with Section 8.05 without notice or liability to any other person. The representations and warranties herein may represent an allocation among the Parties of risks associated with particular matters.
Section 10.06.    Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of law or otherwise by any of the Parties without the prior written consent of the other Parties, and any assignment without such consent shall be null and void; provided that Parent and Merger Sub may transfer or assign all or any part of their respective rights, in whole or in part, under this Agreement or under any related document to any wholly owned Subsidiary of Parent (it being understood that such transfer or assignment shall not relieve Parent of its obligations hereunder). No assignment by any Party in violation of this Agreement shall relieve such Party of any of its obligations hereunder. Subject to the immediately preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective successors and assigns.
Section 10.07.    GOVERNING LAW. THIS AGREEMENT AND ANY ACTION (WHETHER AT LAW, IN CONTRACT OR IN TORT) THAT MAY DIRECTLY OR INDIRECTLY BE BASED UPON, RELATE TO OR ARISE OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY, OR THE NEGOTIATION, EXECUTION OR PERFORMANCE HEREOF, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY LAWS THAT MIGHT RESULT IN THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION; PROVIDED THAT MATTERS RELATING TO (A) ARTICLE I AND (B) THE FIDUCIARY DUTIES OF THE COMPANY BOARD AND THE BOARD OF DIRECTORS OF MERGER SUB SHALL BE GOVERNED BY THE LAWS OF THE STATE OF WASHINGTON.
Section 10.08.    Jurisdiction; Service of Process.
(a)Each of the Parties irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware or, if such court lacks subject matter jurisdiction, the United States District Court sitting in New Castle County in the State of Delaware, for the purpose of any Action directly or indirectly based upon, relating to or arising out of this

Agreement or any transaction contemplated hereby, or the negotiation, execution or performance hereof, and each of the Parties hereby irrevocably agrees that all claims in respect to such Action shall be brought in, and may be heard and determined, exclusively in such state or federal courts. Each of the Parties irrevocably and unconditionally waives any objection to the laying of venue in, and any defense of inconvenient forum to the maintenance of, any Action so brought. Each of the Parties agrees that a final judgment in any Action may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.
(b)Each of the Parties irrevocably consents to the service of the summons and complaint and any other process in any other Action relating to the transactions contemplated by this Agreement, on behalf of itself or its property, by personal delivery of copies of such process to such Party at the addresses set forth in Section 10.03. Nothing in this Section 10.08 shall affect the right of any Party to serve legal process in any other manner permitted by Law.
Section 10.09.    WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN ANY ACTION DIRECTLY OR INDIRECTLY BASED UPON, RELATING TO OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY, OR THE NEGOTIATION, EXECUTION OR PERFORMANCE HEREOF OR THEREOF. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND (D) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
Section 10.10.    Specific Performance; Remedies. The Parties agree that irreparable damage, for which monetary damages (even if available) would not be an adequate remedy, would occur in the event that any provision of this Agreement (including failing to take such actions as are required of it hereunder to consummate the Merger or the transactions contemplated hereby) is not performed in accordance with its specific terms or is otherwise breached. Accordingly, the Parties agree that, prior to the valid termination of this Agreement in accordance with Section 8.01, each Party shall be entitled to an injunction or injunctions, or any other appropriate form of specific performance or equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction, in each case in accordance with Section 10.08, this being in addition to any other remedy to which they are entitled under the terms of this Agreement at law or in equity.
Section 10.11.    Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible to the fullest extent permitted by applicable Law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.
Section 10.12.    Counterparts; Facsimile and Electronic Signatures. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties. This Agreement or any counterpart may be executed and delivered by facsimile copies or delivered by electronic communications by portable document format (.pdf), each of which shall be deemed an original.
[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, Parent, Merger Sub and the Company have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

HEWLETT PACKARD ENTERPRISE
COMPANY

By:	/s/ Rishi Varma
Name: Rishi Varma
Title: Senior Vice President, General
Counsel and Assistant Secretary

CANOPY MERGER SUB, INC.

By:	/s/ Sergio E. Letelier
Name: Sergio E. Letelier
Title: President and Secretary

CRAY INC.

By:	/s/ Peter J. Ungaro
Name: Peter J. Ungaro
Title: Chief Executive Officer and President

ANNEX B
Financial Opinion
May 16, 2019
Board of Directors
Cray, Inc.
901 Fifth Ave., Suite 1000
Seattle, WA 98164
Members of the Board:
We understand that Cray Inc. (the “Company”), Hewlett Packard Enterprise Company (the “Buyer”) and Canopy Merger Sub, a wholly owned subsidiary of the Buyer (“Acquisition Sub”), propose to enter into an Agreement and Plan of Merger, substantially in the form of the draft dated May 16, 2019 (the “Merger Agreement”), which provides, among other things, for the merger (the “Merger”) of Acquisition Sub with and into the Company. Pursuant to the Merger, the Company will become a wholly owned subsidiary of the Buyer, and each outstanding share of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”), other than the Cancelled Shares, the Converted Shares, the Dissenting Shares and Company Restricted Shares (as such terms are defined in the Merger Agreement) (collectively, the “Excluded Shares”), will be converted into the right to receive $35.00 per share in cash, without interest (the “Consideration”). The terms and conditions of the Merger are more fully set forth in the Merger Agreement.
You have asked for our opinion as to whether the Consideration to be received by the holders of shares of the Company Common Stock (other than the holders of the Excluded Shares) pursuant to the Merger Agreement is fair from a financial point of view to such holders of shares of the Company Common Stock.
For purposes of the opinion set forth herein, we have:

1)	Reviewed certain publicly available financial statements and other business and financial information of the Company;

2)	Reviewed certain internal financial statements and other financial and operating data concerning the Company;

3)	Reviewed certain financial projections prepared by the management of the Company;

4)	Discussed the past and current operations and financial condition and the prospects of the Company with senior executives of the Company;

5)	Reviewed the reported prices and trading activity for the Company Common Stock;

6)
Compared the financial performance of the Company and the prices and trading activity of the Company Common Stock with that of certain other publicly traded companies comparable with the Company, and their securities;

7)	Reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions;

8)	Participated in discussions with representatives of the Company and its legal advisors with respect to the Company’s negotiations with the Buyer and its financial and legal advisors;

9)	Reviewed the Merger Agreement and certain related documents; and

10)	Performed such other analyses and reviewed such other information and considered such other factors as we have deemed appropriate.
We have assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to us by the Company, and formed a substantial basis for this opinion. With respect to the financial projections, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company of the future financial performance of the Company. In addition, we have assumed that the Merger will be consummated in accordance with the terms set forth in the Merger Agreement without any waiver, amendment or delay of any terms or conditions, including, among other things, that the definitive Merger Agreement will not differ in any material respect from the draft thereof furnished to us. Morgan Stanley has assumed that in connection with the receipt of any necessary governmental, regulatory or other approvals and consents required for the proposed Merger, no delays, limitations, conditions or restrictions will be imposed that would have a material adverse effect on the contemplated benefits expected to be derived in the proposed Merger. We do not express any view on, and this opinion does not address, any other term or aspect of the Merger Agreement or the transactions contemplated thereby or any term or aspect of any other agreement or instrument

B-1

contemplated by the Merger Agreement or entered into or amended in connection therewith. We are not legal, tax, or regulatory advisors. We are financial advisors only and have relied upon, without independent verification, the assessment of the Company and its legal, tax, or regulatory advisors with respect to legal, tax, or regulatory matters. We express no opinion with respect to the fairness of the amount or nature of the compensation to any of the Company’s officers, directors or employees, or any class of such persons, relative to the Consideration to be received by the holders of shares of the Company Common Stock (other than the holders of the Excluded Shares) in the transaction. We have not been requested to make, and have not made, any independent valuation or appraisal of the assets or liabilities of the Company, nor have we been furnished with any such valuations or appraisals. Our opinion is necessarily based on financial, economic, market, tax and other conditions as in effect on, and the information made available to us as of, the date hereof. Events occurring after the date hereof may affect this opinion and the assumptions used in preparing it, and we do not assume any obligation to update, revise or reaffirm this opinion.
We have acted as financial advisor to the Board of Directors of the Company in connection with this transaction and will receive a fee for our services, a substantial portion of which is contingent upon the closing of the Merger. In the two years prior to the date hereof, we have provided financing services for the Buyer and have received fees in connection with such services. Morgan Stanley may also seek to provide financial advisory and financing services to the Buyer and the Company and their respective affiliates in the future and would expect to receive fees for the rendering of these services.
Please note that Morgan Stanley is a global financial services firm engaged in the securities, investment management and individual wealth management businesses. Our securities business is engaged in securities underwriting, trading and brokerage activities, foreign exchange, commodities and derivatives trading, prime brokerage, as well as providing investment banking, financing and financial advisory services. Morgan Stanley, its affiliates, directors and officers may at any time invest on a principal basis or manage funds that invest, hold long or short positions, finance positions, and may trade or otherwise structure and effect transactions, for their own account or the accounts of its customers, in debt or equity securities or loans of the Buyer, the Company, or any other company, or any currency or commodity, that may be involved in this transaction, or any related derivative instrument.
This opinion has been approved by a committee of Morgan Stanley investment banking and other professionals in accordance with our customary practice. This opinion is for the information of the Board of Directors of the Company and may not be used for any other purpose or disclosed without our prior written consent, except that a copy of this opinion may be included in its entirety in any filing the Company is required to make with the Securities and Exchange Commission in connection with this transaction if such inclusion is required by applicable law. In addition, Morgan Stanley expresses no opinion or recommendation as to how the shareholders of the Company should vote at the shareholders’ meeting to be held in connection with the Merger.
Based on and subject to the foregoing, we are of the opinion on the date hereof that the Consideration to be received by the holders of shares of the Company Common Stock (other than the holders of the Excluded Shares) pursuant to the Merger Agreement is fair from a financial point of view to such holders of shares of the Company Common Stock.

Very truly yours,

MORGAN STANLEY & CO. LLC

By:	/s/ Michael F. Wyatt
Michael F. Wyatt
Managing Director

B-2

ANNEX C
WBCA Chapter 23B.13
RCW 23B.13.010. Definitions.
As used in this chapter:

1.	“Corporation” means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

2.	“Dissenter” means a shareholder who is entitled to dissent from corporate action under RCW 23B.13.020 and who exercises that right when and in the manner required by RCW 23B.13.200 through 23B.13.280.

3.
“Fair value,” with respect to a dissenter’s shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

4.
“Interest” means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.

5.
“Record shareholder” means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

6.	“Beneficial shareholder” means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

7.	“Shareholder” means the record shareholder or the beneficial shareholder.

RCW 23B.13.020. Right to dissent.

1.	A shareholder is entitled to dissent from, and obtain payment of the fair value of the shareholder’s shares in the event of, any of the following corporate actions:

a.
A plan of merger, which has become effective, to which the corporation is a party (i) if shareholder approval was required for the merger by RCW 23B.11.030, 23B.11.080, or the articles of incorporation, and the shareholder was entitled to vote on the merger, or (ii) if the corporation was a subsidiary and the plan of merger provided for the merger of the subsidiary with its parent under RCW 23B.11.040;

b.	A plan of share exchange, which has become effective, to which the corporation is a party as the corporation whose shares have been acquired, if the shareholder was entitled to vote on the plan;

c.
A sale, lease, exchange, or other disposition, which has become effective, of all, or substantially all, of the property and assets of the corporation other than in the usual and regular course of business, if the shareholder was entitled to vote on the sale, lease, exchange, or other disposition, including a disposition in dissolution, but not including a disposition pursuant to court order or a disposition for cash pursuant to a plan by which all or substantially all of the net proceeds of the disposition will be distributed to the shareholders within one year after the date of the disposition;

d.
An amendment of the articles of incorporation, whether or not the shareholder was entitled to vote on the amendment, if the amendment effects a redemption or cancellation of all of the shareholder’s shares in exchange for cash or other consideration other than shares of the corporation;

e.	Any action described in RCW 23B.25.120;

f.
Any corporate action approved pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares; or

g.
A plan of entity conversion in the case of a conversion of a domestic corporation to a foreign corporation, which has become effective, to which the domestic corporation is a party as the converting entity, if: (i) The shareholder was entitled to vote on the plan; and (ii) the shareholder does not receive shares in the surviving entity that have terms as favorable to the shareholder in all material respects and that represent at least the same percentage interest of the total voting rights of the outstanding shares of the surviving entity as the shares held by the shareholder before the conversion.

2.
A shareholder entitled to dissent and obtain payment for the shareholder’s shares under this chapter may not challenge the corporate action creating the shareholder’s entitlement unless the action fails to comply with the procedural requirements imposed by this title, RCW 25.10.831 through 25.10.886, the articles of incorporation, or the bylaws, or is fraudulent with respect to the shareholder or the corporation.

3.	The right of a dissenting shareholder to obtain payment of the fair value of the shareholder’s shares shall terminate upon the occurrence of any one of the following events:

a.	The proposed corporate action is abandoned or rescinded;

b.	A court having jurisdiction permanently enjoins or sets aside the corporate action; or

c.	The shareholder’s demand for payment is withdrawn with the written consent of the corporation.

RCW 23B.13.030. Dissent by nominees and beneficial owners.

1.
A record shareholder may assert dissenters’ rights as to fewer than all the shares registered in the shareholder’s name only if the shareholder dissents with respect to all shares beneficially owned by any one person and delivers to the corporation a notice of the name and address of each person on whose behalf the shareholder asserts dissenters’ rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which the dissenter dissents and the dissenter’s other shares were registered in the names of different shareholders.

2.	A beneficial shareholder may assert dissenters’ rights as to shares held on the beneficial shareholder’s behalf only if:

a.
The beneficial shareholder submits to the corporation the record shareholder’s consent to the dissent not later than the time the beneficial shareholder asserts dissenters’ rights, which consent shall be set forth either (i) in a record or (ii) if the corporation has designated an address, location, or system to which the consent may be electronically transmitted and the consent is electronically transmitted to the designated address, location, or system, in an electronically transmitted record; and

b.	The beneficial shareholder does so with respect to all shares of which such shareholder is the beneficial shareholder or over which such shareholder has power to direct the vote.

RCW 23B.13.200. Notice of dissenters’ rights.

1.
If proposed corporate action creating dissenters’ rights under RCW 23B.13.020 is submitted for approval by a vote at a shareholders’ meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters’ rights under this chapter and be accompanied by a copy of this chapter.

2.
If corporate action creating dissenters’ rights under RCW 23B.13.020 is submitted for approval without a vote of shareholders in accordance with RCW 23B.07.040, the shareholder consent described in RCW 23B.07.040(1)(b) and the notice described in RCW 23B.07.040(3)(a) must include a statement that shareholders are or may be entitled to assert dissenters’ rights under this chapter and be accompanied by a copy of this chapter.

RCW 23B.13.210. Notice of intent to demand payment.

1.
If proposed corporate action creating dissenters’ rights under RCW 23B.13.020 is submitted to a vote at a shareholders’ meeting, a shareholder who wishes to assert dissenters’ rights must (a) deliver to the corporation before the vote is taken notice of the shareholder’s intent to demand payment for the shareholder’s shares if the proposed corporate action is effected, and (b) not vote such shares in favor of the proposed corporate action.

2.
If proposed corporate action creating dissenters’ rights under RCW 23B.13.020 is submitted for approval without a vote of shareholders in accordance with RCW 23B.07.040, a shareholder who wishes to assert dissenters’ rights must not execute the consent or otherwise vote such shares in favor of the proposed corporate action.

3.	A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to payment for the shareholder’s shares under this chapter.

RCW 23B.13.220. Dissenters’ rights-Notice.

1.
If proposed corporate action creating dissenters’ rights under RCW 23B.13.020 is approved at a shareholders’ meeting, the corporation shall within ten days after the effective date of the corporate action deliver to all shareholders who satisfied the requirements of RCW 23B.13.210(1) a notice in compliance with subsection (5) of this section.

2.
If proposed corporate action creating dissenters’ rights under RCW 23B.13.020 is approved without a vote of shareholders in accordance with RCW 23B.07.040, the notice delivered pursuant to RCW 23B.07.040(3)(b) to shareholders who satisfied the requirements of RCW 23B.13.210(2) shall comply with subsection (5) of this section.

3.
In the case of proposed corporate action creating dissenters’ rights under RCW 23B.13.020(1)(a)(ii), the corporation shall within ten days after the effective date of the corporate action deliver to all shareholders of the subsidiary other than the parent a notice in compliance with subsection (5) of this section.

4.
In the case of proposed corporate action creating dissenters’ rights under RCW 23B.13.020(1)(d) that, pursuant to RCW 23B.10.020(4)(b), is not required to be approved by the shareholders of the corporation, the corporation shall within ten days after the effective date of the corporate action deliver to all shareholders entitled to dissent under RCW 23B.13.020(1)(d) a notice in compliance with subsection (5) of this section.

5.	Any notice under subsection (1), (2), (3), or (4) of this section must:

a.	State where the payment demand must be sent and where and when certificates for certificated shares must be deposited;

b.	Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

c.
Supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters’ rights certify whether or not the person acquired beneficial ownership of the shares before that date;

d.
Set a date by which the corporation must receive the payment demand, which date may not be fewer than thirty nor more than sixty days after the date the notice in subsection (1), (2), (3), or (4) of this section is delivered; and

e.	Be accompanied by a copy of this chapter.

RCW 23B.13.230. Duty to demand payment.

1.
A shareholder sent a notice described in RCW 23B.13.220 must demand payment, certify whether the shareholder acquired beneficial ownership of the shares before the date required to be set forth in the notice pursuant to RCW 23B.13.220(5)(c), and deposit the shareholder’s certificates, all in accordance with the terms of the notice.

2.
The shareholder who demands payment and deposits the shareholder’s share certificates under subsection (1) of this section retains all other rights of a shareholder until the proposed corporate action is effected.

3.
A shareholder who does not demand payment or deposit the shareholder’s share certificates where required, each by the date set in the notice, is not entitled to payment for the shareholder’s shares under this chapter.

RCW 23B.13.240. Share restrictions.

1.
The corporation may restrict the transfer of uncertificated shares from the date the demand for payment under RCW 23B.13.230 is received until the proposed corporate action is effected or the restriction is released under RCW 23B.13.260.

2.	The person for whom dissenters’ rights are asserted as to uncertificated shares retains all other rights of a shareholder until the effective date of the proposed corporate action.

RCW 23B.13.250. Payment.

1.
Except as provided in RCW 23B.13.270, within thirty days of the later of the effective date of the proposed corporate action, or the date the payment demand is received, the corporation shall pay each dissenter who complied with RCW 23B.13.230 the amount the corporation estimates to be the fair value of the shareholder’s shares, plus accrued interest.

2.	The payment must be accompanied by:

a.
The corporation’s balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, a statement of changes in shareholders’ equity for that year, and the latest available interim financial statements, if any;

b.	An explanation of how the corporation estimated the fair value of the shares;

c.	An explanation of how the interest was calculated;

d.	A statement of the dissenter’s right to demand payment under RCW 23B.13.280; and

e.	A copy of this chapter.

RCW 23B.13.260. Failure to take corporate action.

1.
If the corporation does not effect the proposed corporate action within sixty days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release any transfer restrictions imposed on uncertificated shares.

2.
If after returning deposited certificates and releasing transfer restrictions, the corporation wishes to effect the proposed corporate action, it must send a new dissenters’ notice under RCW 23B.13.220 and repeat the payment demand procedure.

RCW 23B.13.270. After-acquired shares.

1.
A corporation may elect to withhold payment required by RCW 23B.13.250 from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenters’ notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.

2.
To the extent the corporation elects to withhold payment under subsection (1) of this section, after the effective date of the proposed corporate action, it shall estimate the fair value of the shares, plus accrued interest, and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of the dissenter’s demand. The corporation shall send with its offer an explanation of how it estimated the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenter’s right to demand payment under RCW 23B.13.280.

RCW 23B.13.280. Procedure if shareholder dissatisfied with payment or offer.

1.
A dissenter may deliver a notice to the corporation informing the corporation of the dissenter’s own estimate of the fair value of the dissenter’s shares and amount of interest due, and demand payment of the dissenter’s estimate, less any payment under RCW 23B.13.250, or reject the corporation’s offer under RCW 23B.13.270 and demand payment of the dissenter’s estimate of the fair value of the dissenter’s shares and interest due, if:

a.
The dissenter believes that the amount paid under RCW 23B.13.250 or offered under RCW 23B.13.270 is less than the fair value of the dissenter’s shares or that the interest due is incorrectly calculated;

b.	The corporation fails to make payment under RCW 23B.13.250 within sixty days after the date set for demanding payment; or

c.
The corporation does not effect the proposed corporate action and does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within sixty days after the date set for demanding payment.

2.
A dissenter waives the right to demand payment under this section unless the dissenter notifies the corporation of the dissenter’s demand under subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter’s shares.

RCW 23B.13.300. Court action.

1.
If a demand for payment under RCW 23B.13.280 remains unsettled, the corporation shall commence a proceeding within sixty days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

2.
The corporation shall commence the proceeding in the superior court of the county where a corporation’s principal office, or, if none in this state, its registered office, is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.

3.
The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled, parties to the proceeding as in an action against their shares and all parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

4.
The corporation may join as a party to the proceeding any shareholder who claims to be a dissenter but who has not, in the opinion of the corporation, complied with the provisions of this chapter. If the court determines that such shareholder has not complied with the provisions of this chapter, the shareholder shall be dismissed as a party.

5.
The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

6.
Each dissenter made a party to the proceeding is entitled to judgment (a) for the amount, if any, by which the court finds the fair value of the dissenter’s shares, plus interest, exceeds the amount paid by the corporation, or (b) for the fair value, plus accrued interest, of the dissenter’s after-acquired shares for which the corporation elected to withhold payment under RCW 23B.13.270.

RCW 23B.13.310. Court costs and counsel fees.

1.
The court in a proceeding commenced under RCW 23B.13.300 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess the costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under RCW 23B.13.280.

2.	The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

a.	Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of RCW 23B.13.200 through 23B.13.280; or

b.
Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by chapter 23B.13 RCW.

3.
If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

CRAY INC.
901 FIFTH AVENUE, STE.1000
SEATTLE, WA 98164
ATTN: LEGAL DEPARTMENT

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on for shares held directly and by 11:59 P.M. ET on for shares held in the Cray 401(k) Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on for shares held directly and by 11:59 P.M. ET on for shares held in the Cray 401(k) Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

02 0000000000

The Board of Directors recommends you vote FOR the following proposals:

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000425585_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com

CRAY INC.
Special Meeting of Shareholders
, 2019, PM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Peter J. Ungaro and Brian C. Henry, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of Common Stock of CRAY INC. that the shareholder(s) is/are entitled to vote at the Special Meeting of Shareholders to be held at P.M. Pacific Time on , 2019, at the offices of Fenwick & West LLP located at 1191 Second Avenue, 10th Floor, Seattle, Washington 98101, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. If any other business is presented at the special meeting, this proxy will be voted in the discretion of the named proxies.

0000425585_2 R1.0.1.18

Continued and to be signed on reverse side